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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Invesco California Tax-Free Income Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: CLFAX ▪ B: CLFBX ▪ C: CLFCX ▪ Y: CLFDX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
21	Financial Highlights
22	Fund Expenses
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.68%

Class B Shares	8.64

Class C Shares	8.46

Class Y Shares	8.79

Barclays California Municipal Index▼ (Broad Market/Style-Specific Index)	6.51

Lipper CA Municipal Debt Funds Index■ (Peer Group Index)	8.06

Source(s): ▼Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

The Barclays California Municipal Index is an index of California investment grade municipal bonds.
The Lipper CA Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2	Invesco California Tax-Free Income Fund

Average Annual Total Returns As of 2/29/12, including maximum applicable sales charges

			After Taxes
			on Distributions
	Before	After Taxes on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/28/97)	4.33%	4.24%	4.29%

10 Years	4.10	4.02	4.09

5 Years	3.49	3.47	3.57

1 Year	11.47	11.47	9.05

Class B Shares

Inception (7/11/84)	6.47%	6.36%	6.33%

10 Years	4.63	4.54	4.56

5 Years	4.18	4.16	4.19

1 Year	12.07	12.07	9.52

Class C Shares

Inception (7/28/97)	4.18%	4.08%	4.11%

10 Years	4.06	3.97	4.00

5 Years	3.99	3.97	3.94

1 Year	15.59	15.59	11.61

Class Y Shares

Inception (7/28/97)	4.94%	4.85%	4.87%

10 Years	4.84	4.75	4.77

5 Years	4.77	4.74	4.71

1 Year	17.29	17.29	13.01
Average Annual Total Returns As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

			After Taxes
			on Distributions
	Before	After Taxes on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/28/97)	4.08%	3.99%	4.08%

10 Years	3.89	3.81	3.92

5 Years	2.81	2.78	2.99

1 Year	6.88	6.88	6.06

Class B Shares

Inception (7/11/84)	6.35%	6.24%	6.23%

10 Years	4.42	4.33	4.39

5 Years	3.52	3.49	3.62

1 Year	7.33	7.33	6.44

Class C Shares

Inception (7/28/97)	3.93%	3.84%	3.90%

10 Years	3.87	3.78	3.84

5 Years	3.32	3.30	3.38

1 Year	10.77	10.77	8.49

Class Y Shares

Inception (7/28/97)	4.70%	4.61%	4.67%

10 Years	4.64	4.56	4.62

5 Years	4.10	4.07	4.15

1 Year	12.52	12.52	9.91

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class  C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of
Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 0.90%, 1.40% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

3	Invesco California Tax-Free Income Fund

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor	Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4	Invesco California Tax-Free Income Fund

Schedule of Investments

February 29, 2012
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–105.40%
California–98.92%
ABAG Finance Authority for Non-profit Corps. (Jewish Home of San Francisco); Series 2005, VRD RB (LOC–Wells Fargo Bank N.A.)(a)(b)	0.09%	11/15/35	$5,220	$5,220,000

ABAG Finance Authority for Non-profit Corps. (Sharp Healthcare); Series 2012 A, RB	5.00%	08/01/28	900	1,003,131

Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	1,500	1,604,355

Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(c)	5.00%	12/01/25	750	826,920

Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/40	1,575	1,704,874

Alhambra Unified School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	09/01/20	1,925	1,449,313

Alvord Unified School District (Election of 2007); Series 2008 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/28	590	653,543

Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS–AGM)(c)	6.00%	09/01/16	4,000	4,536,120

Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	2,500	2,875,800

Antelope Valley Healthcare District; Series 1997 A, Ref. RB (INS–AGM)(c)	5.20%	01/01/20	4,000	4,010,120

Apple Valley (Town of) Public Financing Authority (Town Hall Annex); Series 2007 A, Lease RB (INS–AMBAC)(c)	5.00%	09/01/27	2,365	2,562,809

Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/37	1,500	1,597,740

Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(c)	5.00%	09/15/32	2,215	2,385,134

Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS–AMBAC)(c)	5.25%	07/01/17	1,430	1,540,010

Bay Area Governments Association (West Sacramento); Series 2004 A, Lease RB (INS–SGI)(c)	5.00%	09/01/29	2,735	2,811,744

Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(e)	5.00%	04/01/39	1,250	1,338,888

Series 2008 F-1, Toll Bridge RB	5.00%	04/01/39	2,500	2,677,775

Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/26	4,685	5,461,820

Series 2009 F-1, Toll Bridge RB(e)	5.25%	04/01/29	5,205	5,953,063

Series 2009 F-1, Toll Bridge RB(e)	5.13%	04/01/39	1,500	1,634,025

Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/26	1,465	862,782

Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/32	3,045	1,245,679

Bonita Unified School District (Election of 2004); Series 2004 A, Unlimited Tax GO Bonds(f)(g)	5.00%	08/01/14	1,000	1,080,920

Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(c)	5.50%	08/01/18	1,850	1,875,881

California (State of) Department of Water Resources (Central Valley); Series 2003 Y, Water System RB (INS–NATL)(c)	5.00%	12/01/25	5,000	5,255,000

California (State of) Educational Facilities Authority (California College of the Arts); Series 2005, RB	5.00%	06/01/35	2,000	1,847,300

California (State of) Educational Facilities Authority (Chapman University); Series 2011, RB	5.00%	04/01/31	1,250	1,365,838

California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB(e)	5.00%	01/01/38	2,100	2,266,677

California (State of) Educational Facilities Authority (Pitzer College);
Series 2005 A, RB	5.00%	04/01/35	2,000	2,040,300

Series 2009, RB	6.00%	04/01/40	2,000	2,285,160

California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(e)	5.25%	10/01/39	1,800	2,032,992

California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/39	500	557,450

California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB	6.00%	07/01/39	500	573,465

Series 2011 A, RB	5.25%	03/01/41	2,500	2,665,200

California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(c)	5.25%	07/01/38	2,950	3,086,585

California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	2,083,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(f)(g)	6.50%	10/01/18	$20	$26,899

Series 2008, RB	6.50%	10/01/38	980	1,153,205

California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/36	4,000	4,264,280

California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/40	2,000	2,203,660

California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/26	1,000	1,191,760

California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	933,260

California (State of) Municipal Finance Authority (Caritas); Series 2012 A, Mobile Home Park RB	5.50%	08/15/47	1,500	1,485,000

California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP	5.00%	02/01/20	2,055	2,164,696

Series 2007, COP	5.25%	02/01/37	500	500,835

California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/30	1,000	1,051,430

Series 2010 A, RB	5.75%	07/01/40	1,500	1,568,025

California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/33	1,315	1,453,233

California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/30	1,000	1,099,360

California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2002 A, Ref. Solid Waste Disposal RB(h)	5.00%	01/01/22	2,000	2,098,440

California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/31	2,000	2,163,580

California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	5,113,950

California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/32	820	823,969

California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,116,700

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/27	1,785	1,749,746

California (State of) Statewide Communities Development Authority (Cedars Sinai Medical Center); Series 1992, Hospital COP	6.50%	08/01/12	295	300,109

California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/30	1,675	1,879,886

California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/28	765	827,271

California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (INS–FHA)(c)	6.75%	02/01/38	500	599,065

California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	6.25%	11/15/19	2,000	2,193,940

Series 2009, Senior Living RB	7.25%	11/15/41	500	556,490

California (State of) Statewide Communities Development Authority (University of California–Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/38	2,000	2,089,200

California (State of);
Series 1992, Unlimited Tax GO Bonds (INS–FGIC)(c)	6.25%	09/01/12	310	317,009

Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	5,000	5,835,550

Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/35	1,750	2,059,435

Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/38	1,250	1,450,175

Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/40	3,000	3,273,510

Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	1,000	1,110,200

Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/32	2,450	2,704,310

Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	2,500	2,673,750

California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.45%	06/01/28	5,000	4,021,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/21	$3,000	$3,736,260

California Infrastructure & Economic Development Bank (California Science Center Phase II); Series 2006 B, RB (INS–NATL)(c)	5.00%	05/01/31	2,000	2,031,440

California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.); Series 2009 B, Ref. VRD RB (LOC–Mizuho Corporate Bank)(a)(b)	0.13%	11/01/26	2,100	2,100,000

California Special Districts Association Finance Corp. (Special Districts Finance Program); Series 1997 DD, COP (INS–AGM)(c)	5.63%	01/01/27	1,050	1,050,851

California State University;
Series 2008 A, Systemwide RB (INS–AGM)(c)	5.00%	11/01/39	1,400	1,495,158

Series 2009 A, Systemwide RB (INS–AGC)(c)	5.25%	11/01/38	1,000	1,104,430

Castaic Lake Water Agency (Water System Improvement); Series 1994 A, Ref. COP (INS–NATL)(c)	7.00%	08/01/12	2,000	2,054,920

Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS–AMBAC)(c)	5.00%	11/01/33	725	765,383

Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/29	735	324,128

Corona-Norco Unified School District (Election of 2006);
Series 2009, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/24	1,000	613,800

Series 2009, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/25	1,000	582,130

Series 2009, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/26	1,525	836,798

Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/37	2,500	2,677,925

Duarte (City of) (City of Hope National Medical Center); Series 1999 A, COP	5.25%	04/01/19	2,500	2,505,500

East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/36	2,000	2,286,560

Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	1,000	1,068,620

El Dorado (County of) Irrigation District; Series 2009 A, COP (INS–AGC)(c)	5.75%	08/01/39	1,000	1,078,920

El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	5.50%	06/01/34	1,000	1,131,560

El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/33	4,430	1,443,072

Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/32	1,200	1,298,088

Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(c)	5.38%	09/01/25	1,500	1,514,280

Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/21	1,480	1,480,666

Foothill-Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road RB (INS–NATL)(c)	5.13%	01/15/19	4,000	3,999,920

Fresno Unified School District;
Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.90%	08/01/17	590	701,658

Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.90%	08/01/18	630	756,680

Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.90%	08/01/19	675	814,091

Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.90%	08/01/20	720	870,250

Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/29	5,350	2,257,272

Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/31	3,650	1,355,683

Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/24	2,425	2,438,168

Grossmont Union High School District (Election of 2004); Series 2006, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/24	6,750	4,143,150

Hanford Joint Union High School District (Election of 1998); Series 2004 C, Unlimited Tax GO Bonds (INS–NATL)(c)	5.70%	08/01/28	2,230	2,399,435

Hawaiian Gardens (City of) Redevelopment Agency; Series 2006 A, Project No. One Tax Allocation RB (INS–AMBAC)(c)	5.00%	12/01/25	2,275	2,248,109

Independent Cities Lease Finance Authority (San Juan Mobile Estates); Series 2006 A, Mobile Home Park RB	5.13%	05/15/41	2,000	1,913,800

Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(c)	5.25%	05/01/23	1,000	1,061,610

Irvine (City of) Public Facilities & Infrastructure Authority; Series 2002 B, Special Assessment RB (INS–AMBAC)(c)	5.00%	09/02/23	1,670	1,679,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/35	$515	$573,169

Kern (County of) (Capital Improvements); Series 2009 A, COP (INS–AGC)(c)	5.75%	08/01/35	1,000	1,113,500

Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, COP (INS–AGC)(c)	5.00%	05/01/28	1,700	1,885,657

Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS–AGM)(c)	5.00%	10/01/37	1,000	1,063,760

Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(c)	6.00%	11/01/17	17,620	19,066,250

Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/40	2,500	2,624,800

Los Angeles (City of) (FHA Insured Mortgage Loans–Section 8 Assisted); Series 1997 A, Ref. Mortgage RB (INS–NATL)(c)	6.10%	07/01/25	510	510,887

Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/35	2,500	2,779,625

Series 2010 B, Sub. RB	5.00%	05/15/40	1,000	1,091,650

Los Angeles (City of) Department of Water & Power;
Series 2004 C, Water System RB (INS–NATL)(c)	5.00%	07/01/26	1,000	1,078,570

Series 2011 A, Power System RB(e)	5.00%	07/01/22	1,800	2,217,348

Series 2011 A, Water System RB	5.25%	07/01/39	1,500	1,715,790

Subseries 2006 A-1, Water System RB (INS–AMBAC)(c)	5.00%	07/01/36	1,485	1,584,658

Subseries 2007 A-1, Power System RB (INS–AMBAC)(c)	5.00%	07/01/37	1,000	1,078,230

Subseries 2008 A-1, Power System RB	5.25%	07/01/38	2,000	2,283,600

Los Angeles (City of); Series 2003 B, Ref. Wastewater System RB (INS–AGM)(c)	5.00%	06/01/22	5,000	5,277,450

Los Angeles (County of) (Disney Parking Ref.); Series 1998, COP (INS–AMBAC)(c)	4.75%	03/01/23	1,000	1,000,020

Los Angeles (County of) Metropolitan Transportation Authority; Series 2005 A, Proposition A First Tier Sr. Sales Tax RB (INS–AMBAC)(c)	5.00%	07/01/35	1,000	1,104,830

Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(e)	5.00%	08/01/33	2,000	2,217,860

Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(c)(d)	0.00%	08/01/24	1,265	609,667

Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	07/01/32	1,000	1,099,810

Series 2009-I, Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	01/01/34	3,000	3,320,610

Madera (County of) (Valley Children’s Hospital); Series 1995, COP (INS–NATL)(c)	6.50%	03/15/15	4,780	5,062,833

Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/35	940	265,879

Monrovia (City of) Financing Authority (Hillside Wilderness Preserve); Series 2002, Lease RB (INS–AMBAC)(c)	5.00%	12/01/20	1,105	1,148,592

Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(c)	5.00%	10/01/20	1,840	1,843,091

Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/34	1,000	1,090,620

Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/31	840	306,726

Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(i)	6.50%	03/01/28	1,000	985,550

Mountain View (City of) Shoreline Regional Park Community; Series 2001 A, Tax Allocation RB (INS–NATL)(c)	5.25%	08/01/16	1,570	1,581,665

National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	1,500	1,763,265

Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(c)	5.63%	10/01/34	1,000	1,123,160

Oakland (City of) Joint Powers Financing Authority (Oakland Administration Buildings); Series 2008 B, Ref. Lease RB (INS–AGC)(c)	5.00%	08/01/26	1,215	1,316,513

Oakland (Port of);
Series 2002 L, RB(f)(g)(h)	5.00%	11/01/21	110	113,446

Series 2002 L, RB (INS–NATL)(c)(h)	5.00%	11/01/21	890	908,485

Oceanside (City of); Series 2003 A, Ref. COP (INS–AMBAC)(c)	5.20%	04/01/23	1,300	1,329,926

Palm Springs (City of) Financing Authority (Convention Center); Series 2001A, Ref. Lease RB (INS–NATL)(c)	5.25%	11/01/19	1,340	1,354,995

Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/39	2,000	2,149,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Panama-Buena Vista Union School District (School Construction); Series 2006, COP (INS–NATL)(c)	5.00%	09/01/30	$1,045	$1,089,224

Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (INS–AGM)(c)	5.25%	08/01/30	1,600	1,753,280

Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/44	6,250	956,188

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/45	6,715	929,490

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/46	7,050	955,839

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/47	1,700	216,971

Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(c)	5.50%	08/01/31	1,000	1,141,580

Pomona (City of) Public Financing Authority (Merged Redevelopment);
Series 2001 AD, Tax Allocation RB (INS–NATL)(c)	5.00%	02/01/15	2,020	2,023,575

Series 2001 AD, Tax Allocation RB (INS–NATL)(c)	5.00%	02/01/16	1,110	1,111,698

Series 2007 AW, Sub. RB	5.13%	02/01/33	1,000	945,370

Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(c)	6.00%	04/01/19	1,360	1,542,553

Poway Unified School District (Election of 2008–School Facilities Improvement District No. 2007-1); Series 2009 A, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/32	6,460	2,312,099

Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/34	1,000	1,000,000

Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment); Series 2001, Tax Allocation RB (INS–NATL)(c)	5.38%	09/01/25	3,000	3,001,770

Rancho Mirage (City of) Joint Powers Financing Authority (Eisenhower Medical Center); Series 1997 B, COP (INS–NATL)(c)	4.88%	07/01/22	1,000	1,021,850

Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/23	1,400	1,417,360

Regents of the University of California;
Series 2009 E, Medical Center Pooled RB	5.50%	05/15/27	2,500	2,786,625

Series 2009 O, General RB(e)	5.75%	05/15/23	705	881,476

Series 2009 O, General RB(e)	5.75%	05/15/25	1,050	1,296,477

Series 2009 Q, General RB(e)(j)	5.00%	05/15/34	920	1,008,752

Riverside (City of); Series 2008 D, Electric RB (INS–AGM)(c)	5.00%	10/01/28	500	557,000

Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(c)	5.00%	10/01/33	1,000	1,101,460

Series 2008 D, Electric RB (INS–AGM)(c)	5.00%	10/01/38	1,800	1,925,334

Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/32	1,500	1,664,010

Roseville Joint Union High School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/24	2,515	1,506,560

Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/25	1,970	1,134,799

Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/26	1,350	711,869

Sacramento (City of) Municipal Utility District; Series 2011 X, Ref. Electric RB	5.00%	08/15/27	2,150	2,454,870

Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District);
Series 2006, RB (INS–NATL)(c)	5.00%	12/01/29	2,000	2,245,720

Series 2008 A, Ref. VRD Sub. Lien RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.14%	12/01/36	2,965	2,965,000

Series 2011 A, Ref. RB	5.00%	12/01/26	1,500	1,802,085

Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS–AGM)(c)	5.00%	07/01/32	1,000	1,066,700

Series 2008 A, Sr. Airport System RB (INS–AGM)(c)	5.00%	07/01/41	1,015	1,070,987

Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,200	2,331,362

San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/41	2,000	2,255,120

San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS–Radian)(c)	5.25%	10/01/27	2,535	2,576,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(e)	5.25%	08/01/33	$1,500	$1,735,470

San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/31	2,500	2,893,225

San Francisco (City & County of) (Laguna Honda Hospital); Series 2005 I, Unlimited Tax GO Bonds(f)(g)	5.00%	06/15/12	8,000	8,273,120

San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/39	1,000	1,156,960

Series 2011 C, Ref. Second Series RB(h)	5.00%	05/01/23	5,000	5,731,250

Series 2011 G, Second Series RB	5.25%	05/01/28	2,000	2,334,840

San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/36	4,000	4,507,760

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB	6.75%	08/01/41	1,000	1,128,440

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB	7.00%	08/01/33	500	569,315

San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	09/01/31	3,110	1,203,943

San Leandro (City of) (Joint Project Area Financing); Series 2001, COP (INS–NATL)(c)	5.10%	12/01/26	1,000	1,009,940

San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(c)	5.00%	08/01/30	1,500	1,663,335

Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB	5.25%	05/15/36	3,000	3,298,530

Santa Monica Community College District (Election of 2002);
Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/23	1,385	910,319

Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/24	1,385	864,739

Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/25	1,380	820,438

Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/28	830	876,596

Series 2011 A, Ref. Special Tax RB	5.00%	09/01/29	715	755,712

Series 2011 A, Ref. Special Tax RB	5.10%	09/01/30	465	491,356

Shafter (City of) Community Development Agency (Shafter Community Development Project Area No. 1); Series 2006 A, Ref. Tax Allocation RB (INS–AGM)(c)	5.00%	11/01/36	1,460	1,514,327

Sierra View Local Health Care District; Series 2007, RB	5.25%	07/01/32	1,500	1,536,675

Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/28	3,480	1,622,759

Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/30	2,765	1,217,374

South Gate (City of) Public Financing Authority (South Gate Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–SGI)(c)	5.75%	09/01/22	1,000	1,028,070

Southern California Logistics Airport Authority; Series 2007, Tax Allocation RB	5.38%	12/01/22	2,365	1,621,846

Southern California Metropolitan Water District;
Series 2005 A, RB (INS–AGM)(c)	5.00%	07/01/35	1,520	1,684,145

Series 2009 B, Ref. RB(e)	5.00%	07/01/27	8,585	10,110,125

Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(c)(k)	9.36%	07/01/15	3,500	4,249,000

Southern California Public Power Authority (Mead-Phoenix); Series 1994 A, RB (INS–AMBAC)(c)(k)	9.36%	07/01/15	2,500	3,036,900

Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011-1, RB(e)	5.25%	07/01/29	2,100	2,500,176

Series 2011-1, RB(e)	5.25%	07/01/31	2,100	2,466,387

Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(c)	5.13%	08/01/27	2,150	2,151,032

Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/41	1,000	1,105,630

Tustin Unified School District (School Facilities Improvement District No. 2002-1- Election of 2002); Series 2008 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	06/01/28	750	840,623

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(c)(f)(l)	3.50%	05/31/13	1,000	1,001,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(d)	0.00%	04/01/14	$1,700	$1,652,893

Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(c)	5.13%	03/01/36	1,475	1,562,113

Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	2,000	2,173,980

Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/35	3,000	3,184,440

West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/25	2,500	1,348,575

Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(c)	5.63%	09/01/39	1,000	1,114,410

Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/24	4,685	2,875,653

				432,073,047

Guam–0.78%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/24	1,000	1,070,330

Series 2009 A, Limited Obligation RB	5.63%	12/01/29	660	706,101

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	1,500	1,629,075

				3,405,506

Puerto Rico–4.87%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, Sr. Lien RB	5.13%	07/01/37	2,500	2,503,000

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB	5.00%	07/01/37	2,000	2,038,800

Series 2010 AAA, RB	5.25%	07/01/29	2,000	2,188,300

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, Conv. CAB RB(d)(f)(g)	0.00%	07/01/17	3,680	4,315,573

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 C, RB	5.00%	08/01/35	1,500	1,593,630

First Subseries 2011 A-1, RB	5.00%	08/01/43	3,000	3,193,470

Series 2011 C, RB	5.00%	08/01/40	5,000	5,423,900

				21,256,673

Virgin Islands–0.83%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	1,675	1,917,808

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	1,600	1,730,992

				3,648,800

TOTAL INVESTMENTS(m)–105.40% (Cost $423,731,273)				460,384,026

FLOATING RATE NOTE OBLIGATIONS–(5.64%)
Notes with interest rates ranging from 0.14% to 0.26% at 02/29/12 and contractual maturities of collateral ranging from 05/15/23 to 10/01/39 (See Note 1K)(n)				(24,620,000)

OTHER ASSETS LESS LIABILITIES–0.24%				1,027,507

NET ASSETS–100.00%				$436,791,533

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
Sub.	– Subordinated
Sr.	– Senior
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security subject to the alternative minimum tax.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 29, 2012 represented 0.23% of the Fund’s Net Assets.
(j)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(k)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $7,285,900 which represents 1.67% of the Fund’s Net Assets.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	13.7%

National Public Finance Guarantee Corp.	13.3

American Municipal Bond Assurance Corp.	9.9

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 29, 2012. At February 29, 2012, the Fund’s investments with a value of $43,121,536 are held by Dealer Trusts and serve as collateral for the $24,620,000 in the floating rate note obligations outstanding at that date.

Portfolio Composition

By credit sector, based on Total Investments
as of February 29, 2012

Revenue Bonds	76.5%

General Obligation Bonds	18.3

Pre-refunded Bonds	3.0

Other	2.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $423,731,273)	$460,384,026

Receivable for:
Investments sold	1,894,700

Fund shares sold	158,636

Interest	5,502,702

Investment for trustee deferred compensation and retirement plans	10,276

Other assets	9,242

Total assets	467,959,582

Liabilities:
Floating rate note obligations	24,620,000

Payable for:
Investments purchased	2,594,163

Fund shares reacquired	284,886

Amount due custodian	2,733,316

Dividends	663,509

Accrued fees to affiliates	132,420

Accrued other operating expenses	52,521

Trustee deferred compensation and retirement plans	87,234

Total liabilities	31,168,049

Net assets applicable to shares outstanding	$436,791,533

Net assets consist of:
Shares of beneficial interest	$428,910,677

Undistributed net investment income	1,130,634

Undistributed net realized gain (loss)	(29,902,531)

Unrealized appreciation	36,652,753

$436,791,533

Net Assets:
Class A	$159,010,680

Class B	$225,318,928

Class C	$27,647,210

Class Y	$24,814,715

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	13,166,444

Class B	18,524,948

Class C	2,274,554

Class Y	2,046,920

Class A:
Net asset value per share	$12.08

Maximum offering price per share
(Net asset value of $12.08 divided by 95.25%)	$12.68

Class B:
Net asset value and offering price per share	$12.16

Class C:
Net asset value and offering price per share	$12.16

Class Y:
Net asset value and offering price per share	$12.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco California Tax-Free Income Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Interest	$10,596,139

Expenses:

Advisory fees	990,439

Administrative services fees	63,386

Custodian fees	1,248

Distribution fees:

Class A	184,004

Class B	275,031

Class C	93,335

Interest, facilities and maintenance fees	86,394

Transfer agent fees	76,837

Trustees’ and officers’ fees and benefits	24,499

Other	37,719

Total expenses	1,832,892

Net investment income	8,763,247

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(85,828)

Change in net unrealized appreciation of investment securities	26,589,565

Net realized and unrealized gain	26,503,737

Net increase in net assets resulting from operations	$35,266,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	Six months
	ended	Year ended
	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$8,763,247	$14,877,980

Net realized gain (loss)	(85,828)	(6,917,277)

Change in net unrealized appreciation (depreciation)	26,589,565	(2,277,744)

Net increase in net assets resulting from operations	35,266,984	5,682,959

Distributions to shareholders from net investment income:
Class A	(3,229,440)	(2,485,113)

Class B	(4,663,537)	(10,580,607)

Class C	(465,100)	(701,576)

Class Y	(542,460)	(1,184,834)

Total distributions from net investment income	(8,900,537)	(14,952,130)

Share transactions–net:
Class A	602,285	121,086,985

Class B	(8,871,441)	(24,979,384)

Class C	4,208,146	4,897,332

Class Y	(870,931)	(1,665,056)

Net increase (decrease) in net assets resulting from share transactions	(4,931,941)	99,339,877

Net increase in net assets	21,434,506	90,070,706

Net assets:
Beginning of period	415,357,027	325,286,321

End of period (includes undistributed net investment income of $1,130,634 and $1,267,924, respectively)	$436,791,533	$415,357,027

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

15        Invesco California Tax-Free Income Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

16        Invesco California Tax-Free Income Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.47%

Next $250 million	0.445%

Next $250 million	0.42%

Next $250 million	0.395%

Over $1.25 billion	0.37%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

17        Invesco California Tax-Free Income Fund

  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.85%, 1.35%, 1.35% and 0.60% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the six months ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $13,204 in front-end sales commissions from the sale of Class A shares and $0, $12,515 and $261 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$460,384,026	$—	$460,384,026

18        Invesco California Tax-Free Income Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the six months ended February 29, 2012 were $21,924,286 and 0.79%, respectively.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2015	$803,875

August 31, 2016	6,835,050

August 31, 2017	7,025,583

August 31, 2018	6,678,872

August 31, 2019	1,906,728

$23,250,108

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

19        Invesco California Tax-Free Income Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the six months ended February 29, 2012 was $46,010,320 and $56,820,157, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$41,629,120

Aggregate unrealized (depreciation) of investment securities	(4,353,676)

Net unrealized appreciation of investment securities	$37,275,444

Cost of investments for tax purposes is $423,108,582.

NOTE 8—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	879,343	$10,237,962	432,719	$4,969,152

Class B	15,153	175,633	59,636	658,621

Class C	675,306	7,876,318	165,169	1,907,834

Class Y	85,766	1,021,049	24,439	277,898

Issued as reinvestment of dividends:
Class A	158,905	1,871,797	128,377	1,432,340

Class B	166,025	1,987,520	484,791	5,409,350

Class C	19,739	235,952	34,194	381,591

Class Y	18,510	220,868	52,335	582,229

Issued in connection with acquisitions:(b)
Class A	—	—	11,299,147	125,271,435

Class B	—	—	325,145	3,632,906

Class C	—	—	725,528	8,098,467

Class Y	—	—	112,963	1,257,024

Reacquired:
Class A	(1,000,185)	(11,507,474)	(946,367)	(10,585,942)

Class B	(960,079)	(11,034,594)	(3,121,803)	(34,680,261)

Class C	(330,385)	(3,904,124)	(498,429)	(5,490,560)

Class Y	(182,733)	(2,112,848)	(341,225)	(3,782,207)

Net increase (decrease) in share activity	(454,635)	$(4,931,941)	8,936,619	$99,339,877

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Van Kampen California Insured Tax Free Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Van Kampen California Insured Tax Free Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 12,462,783 shares of the Fund for 8,677,034 shares outstanding of Invesco Van Kampen California Insured Tax Free Fund as of the close of business on June 3, 2011. Each class of Invesco Van Kampen California Insured Tax Free Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Van Kampen California Insured Tax Free Fund to the net asset value of the Fund on the close of business, June 3, 2011. Invesco Van Kampen California Insured Tax Free Fund’s net assets at that date of $138,259,833 including $(2,892,055) of unrealized appreciation (depreciation), was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $275,128,915. The net assets of the Fund immediately after the acquisition were $413,388,748.

20        Invesco California Tax-Free Income Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

																Supplemental
												Ratio of				ratio of
												expenses		Ratio of		expenses
				Net gains								to average		expenses		to average
				(losses) on								net assets		to average net		net assets
				securities								with fee		assets without		(excluding		Ratio of net
	Net asset			(both		Dividends	Distributions					waivers		fee waivers		interest,		investment
	value,	Net		realized	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		facilities and		income
	beginning	investment		and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		maintenance		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		fees)(b)		net assets		turnover(c)

Class A
Six months ended 02/29/12	$11.34	$0.24	(d)	$0.74	$0.98	$(0.24)	$—	$(0.24)	$12.08	8.78%	$159,011	0.85	%(e)	0.85	%(e)	0.81	%(e)	4.18	%(e)	11%
Year ended 08/31/11	11.75	0.52	(d)	(0.41)	0.11	(0.52)	—	(0.52)	11.34	1.13	148,884	0.90		0.90		0.85		4.66		25
Eight months ended 08/31/10	11.21	0.37		0.52	0.89	(0.35)	—	(0.35)	11.75	8.05	26,015	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.23	0.51		0.97	1.48	(0.50)	—	(0.50)	11.21	14.74	24,377	0.86		0.92		0.85		4.65		19
Year ended 12/31/08	11.83	0.49		(1.56)	(1.07)	(0.49)	(0.04)	(0.53)	10.23	(9.28)	22,799	0.86		0.90		0.86		4.33		10
Year ended 12/31/07	12.16	0.50		(0.31)	0.19	(0.49)	(0.03)	(0.52)	11.83	1.62	24,645	1.00		1.04		0.84		4.12		5

Class B
Six months ended 02/29/12	11.42	0.24	(d)	0.75	0.99	(0.25)	—	(0.25)	12.16	8.73 (g)	225,319	0.86	(e)(g)	0.86	(e)(g)	0.82	(e)(g)	4.17	(e)	11
Year ended 08/31/11	11.83	0.52	(d)	(0.41)	0.11	(0.52)	—	(0.52)	11.42	1.16 (g)	220,478	0.89	(g)	0.89	(g)	0.84	(g)	4.67	(g)	25
Eight months ended 08/31/10	11.28	0.37		0.53	0.90	(0.35)	—	(0.35)	11.83	8.10	254,907	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.30	0.51		0.98	1.49	(0.51)	—	(0.51)	11.28	14.68	266,270	0.85		0.94		0.84		4.66		19
Year ended 12/31/08	11.91	0.50		(1.57)	(1.07)	(0.50)	(0.04)	(0.54)	10.30	(9.23)	267,308	0.85		0.89		0.85		4.34		10
Year ended 12/31/07	12.24	0.50		(0.30)	0.20	(0.50)	(0.03)	(0.53)	11.91	1.65	344,606	0.97		1.01		0.81		4.15		5

Class C
Six months ended 02/29/12	11.41	0.21	(d)	0.76	0.97	(0.22)	—	(0.22)	12.16	8.85 (h)	27,647	1.36	(e)(h)	1.36	(e)(h)	1.32	(e)(h)	3.67	(e)	11
Year ended 08/31/11	11.82	0.46	(d)	(0.40)	0.06	(0.47)	—	(0.47)	11.41	0.65	21,800	1.40		1.40		1.35		4.16		25
Eight months ended 08/31/10	11.27	0.34		0.52	0.86	(0.31)	—	(0.31)	11.82	7.76	17,528	1.38	(f)	1.41	(f)	1.34	(f)	4.38	(f)	15
Year ended 12/31/09	10.29	0.46		0.97	1.43	(0.45)	—	(0.45)	11.27	14.11	17,245	1.36		1.42		1.35		4.15		19
Year ended 12/31/08	11.90	0.44		(1.57)	(1.13)	(0.44)	(0.04)	(0.48)	10.29	(9.74)	17,105	1.36		1.40		1.36		3.83		10
Year ended 12/31/07	12.23	0.44		(0.30)	0.14	(0.44)	(0.03)	(0.47)	11.90	1.14	22,800	1.50		1.54		1.34		3.62		5

Class Y
Six months ended 02/29/12	11.38	0.26	(d)	0.74	1.00	(0.26)	—	(0.26)	12.12	8.89	24,815	0.61	(e)	0.61	(e)	0.57	(e)	4.42	(e)	11
Year ended 08/31/11	11.79	0.55	(d)	(0.41)	0.14	(0.55)	—	(0.55)	11.38	1.40	24,195	0.65		0.65		0.60		4.91		25
Eight months ended 08/31/10	11.25	0.39		0.52	0.91	(0.37)	—	(0.37)	11.79	8.21	26,837	0.63	(f)	0.66	(f)	0.59	(f)	5.13	(f)	15
Year ended 12/31/09	10.26	0.54		0.98	1.52	(0.53)	—	(0.53)	11.25	15.10	27,388	0.61		0.67		0.60		4.90		19
Year ended 12/31/08	11.86	0.52		(1.56)	(1.04)	(0.52)	(0.04)	(0.56)	10.26	(9.02)	28,450	0.61		0.65		0.61		4.58		10
Year ended 12/31/07	12.20	0.53		(0.32)	0.21	(0.52)	(0.03)	(0.55)	11.86	1.80	49,024	0.76		0.80		0.60		4.36		5

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	For the years ended August 31, 2011 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $139,542,348 and sold of $13,399,363 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen California Insured Tax Free Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $153,201, $221,233, $25,026 and $24,319 for Class A, Class B, Class C and Class Y Class shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.25% for the six months ended February 29, 2012 and the year ended August 31, 2012.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.75%.

21        Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,066.20	$4.37	$1,020.64	$4.27	0.85%

B	1,000.00	1,065.80	4.42	1,020.59	4.32	0.86

C	1,000.00	1,065.40	6.98	1,018.10	6.82	1.36

Y	1,000.00	1,066.60	3.13	1,021.83	3.07	0.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22        Invesco California Tax-Free Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CTFI-SAR-1        Invesco Distributors, Inc.

Invesco Core Plus Bond Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: ACPSX ▪ B: CPBBX ▪ C: CPCFX ▪ R: CPBRX ▪ Y: CPBYX ▪ Institutional: CPIIX

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
23	Financial Statements
25	Notes to Financial Statements
35	Financial Highlights
36	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.89%

Class B Shares	3.50

Class C Shares	3.50

Class R Shares	3.76

Class Y Shares	4.01

Institutional Class Shares	4.02

Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	2.73

Lipper Intermediate Investment Grade Debt Funds Index▼ (Peer Group Index)	3.33

Source(s): ▼Lipper Inc.
The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
     The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (6/3/09)		5.73%

1	Year	2.33

Class B Shares

Inception (6/3/09)		5.85%

1	Year	1.64

Class C Shares

Inception (6/3/09)		6.83%

1	Year	5.64

Class R Shares

Inception (6/3/09)		7.36%

1	Year	7.17

Class Y Shares

Inception (6/3/09)		7.90%

1	Year	7.70

Institutional Class Shares

Inception (6/3/09)		7.90%

1	Year	7.71
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end perfor-

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/3/09)		5.08%

1	Year	0.39

Class B Shares

Inception (6/3/09)		5.19%

1	Year	-0.47

Class C Shares

Inception (6/3/09)		6.26%

1	Year	3.53

Class R Shares

Inception (6/3/09)		6.79%

1	Year	5.05

Class Y Shares

Inception (6/3/09)		7.36%

1	Year	5.67

Institutional Class Shares

Inception (6/3/09)		7.32%

1	Year	5.58
mance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a share-

holder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.75%, 1.50%, 1.50%, 1.00%, 0.50% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on Class A, B, C, R or Y shares, or on Institutional Class shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

2 Invesco Core Plus Bond Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
3 Invesco Core Plus Bond Fund

Schedule of Investments

February 29, 2012
(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–50.75%(a)
Advertising–0.09%
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	$365,000	$421,550

Aerospace & Defense–0.17%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	30,000	35,025

Huntington Ingalls Industries, Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	10,000	10,575

7.13%, 03/15/21	30,000	32,400

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	10,000	10,900

Textron Inc., Sr. Unsec. Notes, 4.63%, 09/21/16	675,000	717,946

		806,846

Agricultural Products–0.24%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	245,000	255,559

Cargill, Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	60,000	61,546

Corn Products International, Inc., Sr. Unsec. Notes,
3.20%, 11/01/15	75,000	77,945

6.63%, 04/15/37	635,000	741,197

		1,136,247

Airlines–0.88%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	105,000	88,200

American Airlines Pass Through Trust–Series 2011-1, Class A, Sr. Sec. Gtd. Pass Through Ctfs., 5.25%, 01/31/21	1,121,293	1,122,695

American Airlines Pass Through Trust,–Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	367,481	362,888

Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	14,223	14,507

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	1,521,771	1,746,232

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	4,191	4,452

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	28,785	27,940

Delta Air Lines Pass Through Trust, Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	561,437	635,126

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	85,000	81,812

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	10,000	9,650

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	25,000	27,250

Sr. Sec. Notes, 9.50%, 09/15/14(b)	2,000	2,155

UAL Pass Through Trust, Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	66,235	69,837

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	7,679	8,830

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	4,174	4,811

US Airways Pass Through Trust–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	25,557	23,193

		4,229,578

Alternative Carriers–0.05%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	30,000	31,425

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	50,000	53,000

Level 3 Communications Inc.,
Sr. Unsec. Global Notes, 11.88%, 02/01/19	20,000	22,850

Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 9.38%, 04/01/19	110,000	121,825

Sr. Unsec. Gtd. Notes,
8.13%, 07/01/19(b)	10,000	10,525

8.63%, 07/15/20(b)	15,000	16,050

		255,675

Aluminum–0.02%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	88,500	90,768

Apparel Retail–0.20%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	54,000	59,805

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	679,000	683,244

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	80,000	80,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Apparel Retail–(continued)

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	$5,000	$5,987

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	120,000	132,900

		962,336

Apparel, Accessories & Luxury Goods–0.07%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	95,000	99,750

Jones Group/Appreal Group Holdings/Apparel Group USA/Footwear Accessories retail, Sr. Unsec. Notes, 6.88%, 03/15/19	117,000	114,075

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	100,500

		314,325

Asset Management & Custody Banks–0.11%
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	54,000	46,440

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	21,000	16,196

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	9,000	9,203

State Street Capital Trust III, Jr. Unsec. Gtd. Sub. Variable Rate Bonds, 5.54%(d)(e)	445,000	445,556

		517,395

Auto Parts & Equipment–0.06%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	121,000	124,932

American Axle & Manufacturing, Inc.,
Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	45,000	48,150

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	75,000	81,562

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	45,000	48,713

		303,357

Automobile Manufacturers–0.56%
Automotores Gildemeister S.A. (Chile),
Sr. Unsec. Gtd. Notes, 8.25%, 05/24/21(b)	100,000	104,580

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	188,000	242,520

FUEL Trust, Sec. Notes 3.98%, 06/15/16(b)	2,300,000	2,338,483

		2,685,583

Automotive Retail–0.28%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,180,000	1,345,696

Biotechnology–0.77%
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 5.65%, 12/01/41	3,325,000	3,705,728

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	20,000	21,550

		3,727,278

Brewers–0.73%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes,
3.00%, 10/15/12	1,670,000	1,696,297

5.38%, 11/15/14	125,000	139,809

SABMiller Holdings Inc., Sr. Unsec. Gtd. Notes,
3.75%, 01/15/22(b)	950,000	985,434

4.95%, 01/15/42(b)	670,000	710,858

		3,532,398

Broadcasting–0.72%
Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	88,000	80,740

Clear Channel Worldwide Holdings Inc., Sr. Gtd. Sub. Notes, 7.63%, 03/15/20(b)	8,000	8,000

Sr. Sub. Gtd. Notes, 7.63%, 03/15/20(b)	30,000	30,000

COX Communications Inc., Sr. Unsec. Notes,
9.38%, 01/15/19(b)	25,000	33,711

8.38%, 03/01/39(b)	1,220,000	1,720,137

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	1,275,000	1,614,694

Videotron Ltee (Canada), Sr. Unsec. Notes, 5.00%, 07/15/22(b)	5,000	5,000

		3,492,282

Building Products–0.12%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	20,000	14,400

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	65,000	63,862

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	95,000	103,312

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	36,000	38,880

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	60,000	61,388

Nortek Inc, Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	141,000	136,946

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	108,000	117,315

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	15,000	16,219

Sr. Unsec. Notes, 9.75%, 01/15/18	35,000	34,125

		586,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Cable & Satellite–1.28%
British Sky Broadcasting Group PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.50%, 11/15/18(b)	$25,000	$34,015

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/31/22	5,000	5,375

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 6.50%, 01/15/15	20,000	22,924

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	80,000	100,012

DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	2,175,000	2,287,828

Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	11,000	11,715

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	26,000	28,340

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	150,000	161,625

NBC Universal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	775,000	792,006

5.15%, 04/30/20	350,000	406,039

5.95%, 04/01/41	740,000	898,491

Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes,
5.00%, 02/01/20	680,000	765,195

5.88%, 11/15/40	400,000	456,135

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	200,000	219,396

		6,189,096

Casinos & Gaming–0.10%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	55,000	59,675

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	15,000	12,975

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	5,000	3,875

Chester Downs & Marina LLC, Sr. Sec. Gtd. Notes, 9.25%, 02/01/20(b)	10,000	10,500

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	150,000	152,625

Sr. Unsec. Gtd. Notes, 8.63%, 02/01/19(b)	10,000	10,675

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	30,000	32,737

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	49,000	49,735

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.53%, 02/01/14(b)(d)	5,000	4,638

Sr. Sec. Notes, 9.13%, 02/01/15(b)	30,000	29,700

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	85,000	96,475

		463,610

Coal & Consumable Fuels–0.02%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	35,000	38,237

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	37,000	38,989

Westmoreland Coal Co./Westmoreland Partners, Sr. Sec. Notes, 10.75%, 02/01/18(b)	15,000	14,513

		91,739

Communications Equipment–0.03%
Avaya Inc.,
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	65,000	65,894

Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	40,000	40,300

ViaSat Inc., Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	25,000	25,875

		132,069

Computer & Electronics Retail–0.46%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	2,010,000	2,127,374

Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	65,000	68,087

		2,195,461

Computer Hardware–0.00%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/20	12,000	13,020

Computer Storage & Peripherals–0.02%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	7,000	7,770

Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/18	70,000	79,187

		86,957

Construction & Engineering–0.05%
Dycom Investments, Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 01/15/21	80,000	82,300

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	45,000	46,350

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	100,000	101,000

		229,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Construction & Farm Machinery & Heavy Trucks–0.14%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	$40,000	$47,300

Chrysler Group LLC/CG Co.-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	200,000	203,000

Commercial Vehicle Group, Inc., Sec. Gtd. Notes, 7.88%, 04/15/19(b)	51,000	52,148

Lonking Holdings Ltd. (China), Sr. Unsec. Gtd. Notes, 8.50%, 06/03/16(b)	200,000	186,564

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	35,000	39,025

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	68,000	74,630

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	50,000	53,375

		656,042

Construction Materials–0.06%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	100,000	99,033

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	65,000	63,294

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	125,000	120,000

		282,327

Consumer Finance–0.29%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/20	75,000	85,312

7.50%, 09/15/20	185,000	204,425

8.00%, 11/01/31	10,000	11,175

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	75,000	83,438

SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	355,000	371,202

Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	615,000	629,728

		1,385,280

Data Processing & Outsourced Services–0.04%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	178,000	179,780

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	20,000	21,600

		201,380

Department Stores–0.21%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	955,000	956,194

Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	45,000	39,150

		995,344

Distillers & Vintners–0.01%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	68,025

Diversified Banks–5.79%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	440,000	437,991

Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	420,000	419,108

Akbank TAS (Turkey), Sr. Unsec. Notes,
5.13%, 07/22/15(b)	100,000	96,759

6.50%, 03/09/18(b)	200,000	201,779

Alfa Bank OJSC Via Alfa Bond Issuance PLC (Ireland), Sr. Sec. Gtd. Loan Participation Notes 7.75%, 04/28/21(b)	200,000	198,929

ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,080,000	1,090,911

Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	415,000	431,045

Banco de Bogota S.A. (Colombia), Sr. Unsec. Notes, 5.00%, 01/15/17(b)	200,000	206,928

Banco del Estado (Chile), 3.88%, 02/08/22(b)	150,000	149,268

Banco Satander S.A. (Brazil), Sr. Unsec. Notes, 4.63%, 02/13/17(b)	150,000	149,774

BanColombia S.A. (Colombia), Sr. Unsec. Global Notes, 5.95%, 06/03/21	250,000	259,938

Bangkok Bank PCL (Thailand), Sr. Unsec. Notes, 4.80%, 10/18/20(b)	100,000	101,563

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	1,525,000	1,573,691

Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/20	810,000	780,500

GTB Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.50%, 05/19/16(b)	200,000	207,577

Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	700,000	717,705

HBOS PLC (United Kingdom)–Series G, Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,360,000	1,213,271

HSBC Finance Corp., Sr. Unsec. Global Notes, 7.00%, 05/15/12	115,000	116,364

Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	531,000	571,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	$255,000	$250,980

Unsec. Notes, 3.75%, 03/07/17(b)	2,035,000	2,032,263

Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 3.50%, 08/22/17	730,000	737,619

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	1,040,000	1,077,474

Sr. Unsec. Gtd. Medium-Term Notes, 5.80%, 01/13/20(b)	725,000	753,224

Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	955,000	920,167

Nordea Bank A.B. (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(b)	575,000	598,450

RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43% 6.43%, 12/29/49(e)(f)	11,000	7,645

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	975,000	1,014,107

Series 2, Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	475,000	482,393

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	700,000	669,443

Sberbank Via SB Capital S.A. (Russia), 6.13%, 02/07/22(b)	200,000	204,121

Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	1,500,000	1,465,522

Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,940,000	1,896,015

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(b)	420,000	459,524

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes,
5.50%, 11/18/14(b)	1,880,000	2,015,680

3.85%, 04/27/15(b)	775,000	800,940

U.S. Bancorp., Sr. Unsec. Notes, 2.00%, 06/14/13	45,000	45,869

U.S. Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(d)	1,400,000	1,461,351

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes,
6.32%, 02/22/18(b)	1,415,000	1,432,065

6.55%, 10/13/20(b)	660,000	660,638

		27,909,637

Diversified Capital Markets–0.55%
Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	545,000	548,490

UBS AG (Switzerland), Sr. Unsec. Global Notes, 5.88%, 12/20/17	200,000	221,804

Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	560,000	580,718

Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	1,200,000	1,322,346

		2,673,358

Diversified Chemicals–0.02%
Huntsman International LLC,
Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	10,000	10,013

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	73,000	82,946

		92,959

Diversified Metals & Mining–0.99%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	170,000	221,234

Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 3.55%, 03/01/22	500,000	499,054

Sr. Unsec. Notes, 8.38%, 04/01/17	3,150,000	3,301,200

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	45,000	31,727

Southern Copper Corp., Sr. Unsec. Global Notes,
5.38%, 04/16/20	150,000	165,973

6.75%, 04/16/40	225,000	247,382

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	103,017

Volcan Cia Minera S.A.A (Peru), Sr. Unsec. Notes, 5.38%, 02/02/22	190,000	198,971

		4,768,558

Diversified REIT’s–0.84%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(b)	2,765,000	2,807,058

Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	1,175,000	1,250,618

		4,057,676

Diversified Support Services–0.11%
International Lease Finance Corp., Sr. Unsec. Global Notes,
8.63%, 09/15/15	5,000	5,582

5.75%, 05/15/16	400,000	407,750

6.25%, 05/15/19	100,000	102,250

		515,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Drug Retail–0.12%
CVS Pass Through Trust,
Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	$212,403	$232,988

Sec. Mortgage Pass Through Ctfs., 8.35%, 07/10/31(b)	281,364	348,202

		581,190

Electric Utilities–1.91%
Comission Federal de Electridad (Mexico), Sr. Unsec. Notes, 5.75%, 02/14/42(b)	200,000	198,599

DCP Midstream LLC, Sr. Unsec. Notes, 9.75%, 03/15/19(b)	1,254,000	1,645,815

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,270,000	1,286,215

LSP Energy L.P./LSP Batesville Funding Corp.–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	5,000	4,200

Majapahit Holding B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	100,000	121,444

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,715,000	3,180,067

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	770,000	1,038,559

Virginia Electric & Power Co., Sr. Unsec. Notes,
5.10%, 11/30/12	780,000	806,179

5.00%, 06/30/19	800,000	937,476

		9,218,554

Electrical Components & Equipment–0.01%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	5,000	5,425

Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	55,000	58,025

		63,450

Electronic Components–0.30%
Corning, Inc., Sr. Unsec. Notes,
6.63%, 05/15/19	85,000	103,313

7.25%, 08/15/36	135,000	163,576

4.75%, 03/15/42	1,155,000	1,176,876

		1,443,765

Electronic Manufacturing Services–0.03%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	122,000	124,592

Environmental & Facilities Services–0.24%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	1,050,000	1,133,926

Forest Products–0.03%
Celulosa Arauco y Constitucion S.A. (Chile), Sr. Unsec. Notes, 4.75%, 01/11/22(b)	110,000	111,997

Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	20,000	15,250

		127,247

Gas Utilities–0.03%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	58,000	51,765

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	80,000	85,600

		137,365

Gold–1.27%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	1,210,000	1,277,678

Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	2,135,000	2,047,026

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes,
5.13%, 09/01/21(b)	1,365,000	1,368,852

6.88%, 09/01/41(b)	1,365,000	1,430,716

		6,124,272

Health Care Equipment–0.14%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	605,000	650,043

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	25,000	25,310

		675,353

Health Care Facilities–0.08%
HCA, Inc., Sr. Sec. Gtd. Global Notes,
7.88%, 02/15/20	42,000	46,410

5.88%, 03/15/22	90,000	92,475

HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	10,000	10,825

8.13%, 02/15/20	45,000	49,725

7.75%, 09/15/22	5,000	5,463

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(d)	9,000	8,010

Tenet Healthcare Corp., Sr. Unsec. Global Notes,
9.25%, 02/01/15	145,000	162,400

8.00%, 08/01/20	27,000	28,822

		404,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Core Plus Bond Fund

	Principal
	Amount		Value

Health Care Services–1.08%
Express Scripts, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.25%, 06/15/12		$50,000	$50,661

6.25%, 06/15/14		2,525,000	2,783,264

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16		190,000	196,467

Highmark, Inc., Sr. Unsec. Notes,
4.75%, 05/15/21(b)		785,000	801,510

6.13%, 05/15/41(b)		730,000	784,752

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15		585,000	594,344

Universal Hospital Services Inc., Sec. Gtd. Global Variable Rate Notes, 8.50%, 06/01/15(d)		15,000	15,487

			5,226,485

Health Care Technology–0.01%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18		45,000	48,488

Homebuilding–0.07%
Beazer Homes USA Inc., Sr. Unsec. Gtd.
Global Notes,
6.88%, 07/15/15		80,000	75,200

8.13%, 06/15/16		27,000	25,245

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16		165,000	154,687

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20		16,000	16,200

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18		52,000	55,120

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18		15,000	14,288

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22		18,000	18,772

			359,512

Hotels, Resorts & Cruise Lines–1.20%
CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. Global PIK Notes, 10.75%, 01/15/17		58,455	63,424

Hyatt Hotels Corp., Sr. Unsec. Notes,
5.75%, 08/15/15(b)		2,415,000	2,650,940

6.88%, 08/15/19(b)		120,000	134,159

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.50%, 10/15/27		10,000	10,150

Wyndham Worldwide Corp., Sr. Unsec. Notes,
7.38%, 03/01/20		1,035,000	1,268,951

5.63%, 03/01/21		1,530,000	1,677,263

			5,804,887

Household Products–0.01%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18		65,000	66,625

Housewares & Specialties–0.01%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21		35,000	36,313

Independent Power Producers & Energy Traders–0.06%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15		10,000	11,250

8.00%, 10/15/17		140,000	162,050

Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)		18,000	19,575

Sr. Sec. Notes,7.25%, 10/15/17(b)		55,000	58,575

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18		30,000	30,600

			282,050

Industrial Conglomerates–0.85%
General Electric Capital Corp., Sr. Unsec. Notes, 2.25%, 11/09/15		65,000	67,023

Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes,
3.50%, 01/13/17(b)		200,000	202,695

7.63%, 04/09/19(b)		925,000	1,127,667

Unsec. Gtd. Notes, 5.75%, 09/11/19(b)		1,000,000	1,111,200

Unsec. Gtd. Sub. Variable Rate Notes, 6.00%, 12/29/49(b)(d)(e)		200,000	204,000

Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.63%, 04/14/18(b)		1,350,000	1,402,147

			4,114,732

Industrial Machinery–0.63%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)		5,000	5,225

Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21		2,810,000	2,995,349

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17		20,000	22,350

			3,022,924

Integrated Oil & Gas–0.52%
Gazprom OAO Via Gaz Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 4.95%, 05/23/16(b)		200,000	209,235

Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.25%, 11/05/19(b)	NLG	100,000	112,534

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.50%, 02/06/17		1,595,000	1,629,965

5.38%, 01/27/21		140,000	149,864

Petroleos de Venezuela S.A. (Venezuela), Sr. Unsec. Gtd. Notes, 8.50%, 11/02/17(b)		200,000	182,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Integrated Oil & Gas–(continued)

Petroleos de Venezuela S.A. (Venezuela), REGS, Sr. Unsec. Gtd. Euro Notes, 8.50%, 11/02/17(b)	$110,000	$100,925

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 6.50%, 06/02/41(b)	100,000	114,555

		2,499,410

Integrated Telecommunication Services–0.74%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	13,000	18,807

AT&T Inc., Sr. Unsec. Global Notes,
2.95%, 05/15/16	160,000	170,532

4.45%, 05/15/21	85,000	95,828

AT&T, Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	905,000	949,684

France Telecom S.A. (France), Sr. Unsec. Global Notes, 5.38%, 01/13/42	290,000	317,600

Indosat Palapa Co. B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.38%, 07/29/20(b)	200,000	226,080

Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	10,000	8,750

Oi S.A. (Brazil), 5.75%, 02/10/22	200,000	206,193

Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	415,000	418,751

Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	590,000	633,785

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	531,000	544,024

		3,590,034

Internet Software & Services–0.03%
Equinix Inc., Sr. Unsec. Notes,
8.13%, 03/01/18	15,000	16,875

7.00%, 07/15/21	100,000	111,250

		128,125

Investment Banking & Brokerage–3.21%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	1,100,000	1,098,739

Charles Schwab Corp. (The), Jr. Unsec. Sub. Variable Rate Notes, 7.00%, 12/31/49(d)	2,400,000	2,517,210

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	5,000	5,087

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes,
5.13%, 01/15/15	780,000	830,030

3.70%, 08/01/15	660,000	673,248

5.25%, 07/27/21	1,110,000	1,111,058

5.75%, 01/24/22	3,405,000	3,566,939

Unsec. Sub. Global Notes, 6.75%, 10/01/37	520,000	520,500

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	505,000	474,996

Morgan Stanley, Sr. Unsec. Global Notes,
6.00%, 05/13/14	955,000	998,282

4.00%, 07/24/15	450,000	449,247

Sr. Unsec. Notes,
2.88%, 01/24/14	100,000	99,276

3.45%, 11/02/15	2,010,000	1,974,308

5.75%, 01/25/21	985,000	979,416

Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	170,000	177,369

		15,475,705

Leisure Facilities–0.01%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	25,000	26,281

Leisure Products–0.01%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	70,000	72,275

Life & Health Insurance–1.44%
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	50,000	49,687

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	735,000	727,778

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,385,000	1,445,937

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	425,000	468,845

Prudential Financial, Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(d)	1,640,000	1,955,700

Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	550,000	602,363

Sr. Unsec. Medium-Term Notes,
2.75%, 01/14/13	50,000	50,815

3.88%, 01/14/15	1,405,000	1,488,803

7.38%, 06/15/19	130,000	161,703

		6,951,631

Life Sciences Tools & Services–0.48%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	2,005,000	2,325,086

Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	5,000	4,525

		2,329,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Managed Health Care–1.17%
Cigna Corp.,
Sr. Unsec. Global Notes,
2.75%, 11/15/16	$1,235,000	$1,261,585

5.38%, 02/15/42	1,730,000	1,843,547

Sr. Unsec. Notes,
4.50%, 03/15/21	180,000	194,109

5.88%, 03/15/41	125,000	142,639

UnitedHealth Group, Inc., Sr. Unsec. Notes, 4.88%, 02/15/13	2,120,000	2,209,069

		5,650,949

Marine–0.00%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Greece), Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	2,000	1,670

Metal & Glass Containers–0.00%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	10,000	10,250

Mortgage Backed Securities–0.14%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	679,932	687,910

Movies & Entertainment–0.33%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	95,000	99,394

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	30,000	33,225

Time Warner, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/41	1,000,000	1,111,779

Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	285,000	337,223

		1,581,621

Multi-Line Insurance–0.41%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	10,000	12,498

CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	20,000	21,717

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	3,000	2,801

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	75,000	80,250

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37 (Acquired 02/08/11-09/01/11; Cost $318,375)(b)	320,000	313,600

Metropolitan Life Global Funding I, Sr. Sec. Global Notes, 5.13%, 04/10/13(b)	1,460,000	1,529,625

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/05/39(b)	25,000	31,332

		1,991,823

Multi-Utilities–0.04%
Abu Dhabi National Energy Co. (Vietnam), Sr. Unsec. Notes, 5.88%, 12/13/21(b)	200,000	210,489

Office REIT’s–0.15%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	675,000	705,490

DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	30,000	33,300

		738,790

Office Services & Supplies–0.24%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	5,000	4,900

Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	1,090,000	1,138,363

		1,143,263

Oil & Gas Drilling–0.45%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	6,000	6,375

Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	930,000	1,003,779

Transocean Inc. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/21	1,000,000	1,180,338

		2,190,492

Oil & Gas Equipment & Services–0.05%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	82,000	86,305

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	90,000	94,725

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	77,000	81,427

		262,457

Oil & Gas Exploration & Production–1.20%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	50,000	55,913

Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	80,000	85,400

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	115,000	124,775

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes,
6.63%, 08/15/20	91,000	95,209

6.13%, 02/15/21	5,000	5,063

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	75,000	78,375

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	45,000	50,625

7.13%, 04/01/21	50,000	55,938

Dolphin Energy Ltd. (Vietnam), Sr. Sec. Bonds, 5.50%, 12/15/21(b)	200,000	208,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	$121,000	$108,598

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	40,000	40,400

Gazprom OAO Via Gaz Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	100,000	109,000

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	75,000	79,641

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	85,000	90,950

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	200,000	209,070

Pacific Rubiales Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.25%, 12/12/21(b)	100,000	105,204

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	340,000	388,712

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.75%, 01/20/20	645,000	712,486

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	625,000	736,244

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	1,930,000	2,043,387

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	20,000	21,992

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.63%, 06/01/18	100,000	108,000

8.63%, 10/15/19	5,000	5,650

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	30,000	30,450

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.75%, 06/01/21	75,000	80,438

5.00%, 08/15/22	10,000	10,150

SM Energy Co., Sr. Unsec. Global Notes, 6.63%, 02/15/19	15,000	16,200

Sr. Unsec. Notes, 6.50%, 11/15/21(b)	25,000	27,250

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	75,000	80,719

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	35,000	36,225

		5,800,836

Oil & Gas Refining & Marketing–0.02%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	80,000	77,800

Oil & Gas Storage & Transportation–1.38%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	37,000	39,821

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/21(b)	66,000	67,485

6.13%, 07/15/22(b)	5,000	5,188

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	132,000	140,250

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	82,000	94,197

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	150,000	169,917

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	1,005,000	1,241,985

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	420,000	503,006

Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Notes, 6.50%, 03/01/20(b)	7,000	7,175

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	40,000	38,800

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.50%, 08/15/21	130,000	141,375

6.25%, 06/15/22	30,000	32,400

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	35,000	22,662

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	25,000	27,156

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,000,000	2,269,811

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	80,000	85,800

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	15,000	15,900

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	35,000	36,225

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	255,000	320,071

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	1,305,000	1,381,318

		6,640,542

Other Diversified Financial Services–4.46%
Bank of America Corp.,
Sr. Unsec. Global Notes,
4.50%, 04/01/15	40,000	40,887

3.70%, 09/01/15	700,000	701,905

6.50%, 08/01/16	10,000	10,917

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	220,000	230,289

Bear Stearns Cos., LLC (The), Unsec. Sub. Notes, 5.55%, 01/22/17	115,000	126,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

Citigroup Inc., Sr. Unsec Global Notes, 5.88%, 01/30/42	$980,000	$1,063,801

Sr. Unsec. Global Notes,
6.01%, 01/15/15	2,145,000	2,341,229

6.13%, 05/15/18	330,000	369,693

Citigroup, Inc., Sr. Unsec. Notes, 4.75%, 05/19/15	25,000	26,537

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	1,510,000	1,528,318

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	300,000	308,602

Unsec. Gtd. Notes, 2.25%, 01/10/14(b)	2,000,000	2,017,245

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	25,000	27,644

Series A, Sr. Unsec. Medium-Term Global Notes, 6.88%, 01/10/39	890,000	1,096,436

Intercorp Retail Trust (Cayman Islands), Sr. Sec. Gtd. Notes, 8.88%, 11/14/18(b)	250,000	255,625

International Lease Finance Corp., Sr. Sec. Notes, 6.50%, 09/01/14(b)	1,915,000	2,041,869

Sr. Unsec. Global Notes, 8.75%, 03/15/17	85,000	96,209

Sr. Unsec. Notes, 8.25%, 12/15/20	155,000	173,309

JPMorgan Chase & Co., Sr. Unsec. Floating Rate Medium-Term Notes, 1.14%, 02/26/13(d)	40,000	40,184

Sr. Unsec. Global Notes,
3.15%, 07/05/16	750,000	773,615

6.30%, 04/23/19	190,000	223,826

5.60%, 07/15/41	1,825,000	2,021,790

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	2,325,000	2,355,415

Merrill Lynch & Co., Inc.–Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,530,000	3,620,490

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 1.39%, (Acquired 10/07/04-10/03/06; Cost $1,104,600)(b)(c)(e)	1,110,000	—

		21,492,049

Packaged Foods & Meats–0.65%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	75,000	75,375

Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes,
4.88%, 06/30/20(b)	1,065,000	1,141,679

4.50%, 01/25/22(b)	100,000	103,812

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	960,000	980,506

Kraft Foods, Inc., Sr. Unsec. Global Notes, 5.38%, 02/10/20	460,000	537,123

7.00%, 08/11/37	70,000	92,667

MHP S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 10.25%, 04/29/15(b)	200,000	193,325

Post Holdings Inc., Sr. Unsec. Notes, 7.38%, 02/15/22(b)	10,000	10,725

		3,135,212

Paper Packaging–0.00%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	10,000	10,275

Paper Products–0.36%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	128,000	129,200

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	20,000	21,325

International Paper Co., Sr. Unsec. Global Notes,
4.75%, 02/15/22	500,000	547,067

6.00%, 11/15/41	795,000	923,552

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	70,000	73,500

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14(c)	40,000	24,100

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	20,000	20,475

		1,739,219

Personal Products–0.01%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	60,000	66,450

Pharmaceuticals–0.05%
Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	100,000	111,000

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	75,000	82,688

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	35,000	36,706

		230,394

Railroads–0.25%
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	130,000	159,096

Sr. Unsec. Notes, 5.50%, 04/15/41	900,000	1,044,392

		1,203,488

Real Estate Services–0.01%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	28,000	29,890

Regional Banks–0.44%
BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	26,000	26,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Regional Banks–(continued)

CIT Group Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	$75,000	$75,281

Sec. Gtd. Notes, 5.50%, 02/15/19(b)	20,000	20,550

First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	650,000	681,599

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	465,000	487,888

PNC Funding Corp., Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	330,000	407,607

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	225,000	230,625

Unsec. Sub. Notes, 7.38%, 12/10/37	10,000	9,200

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	35,000	36,225

Unsec. Sub. Global Notes, 5.13%, 06/15/17	135,000	123,525

		2,099,054

Research & Consulting Services–0.02%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	102,000	109,650

Retail REIT’s–0.06%
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	250,000	299,467

Semiconductor Equipment–0.06%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	42,000	45,623

6.63%, 06/01/21	35,000	36,706

Freescale Semiconductor Inc., Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	100,000	99,500

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	120,000	124,800

		306,629

Semiconductors–0.01%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	55,000	61,187

Sovereign Debt–2.71%
Argentina Boden Bonos (Argentina), Sr. Unsec. Bonds, 7.00%, 10/03/15	400,000	378,489

Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.25%, 09/14/21	290,000	300,150

Columbia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 6.13%, 01/18/41	170,000	209,083

Dominican Republic International Bond (Mult. Countries), Sr. Unsec. Bonds, 7.50%, 05/06/21(b)	100,000	103,100

Sr. Unsec. Notes, 9.04%, 01/23/18(b)	65,579	72,464

Guatemala Government Bond (Mult. Countries),–REGS, Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(g)	150,000	187,500

REGS, Sr. Unsec. Euro Bonds, 8.13%, 10/06/19(b)(g)	90,000	112,500

Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 4.75%, 02/03/15	60,000	57,450

Indonesia Government International Bond (Indonesia), Sr. Unsec. Bonds, 6.63%, 02/17/37(b)	300,000	376,500

Lithuania Government International Bond (Lithuania), Sr. Unsec. Notes, 6.13%, 03/09/21(b)	200,000	209,000

Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	1,800,000	1,842,274

Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	300,000	364,500

Pakistan Government International Bond (Pakistan), Unsec. Bonds, 6.88%, 06/01/17(b)	175,000	127,750

Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 5.20%, 01/30/20	250,000	286,625

Perusahaan Penerbit SBSN (Indonesia), Sr. Unsec. Notes, 4.00%, 11/21/18(b)	200,000	204,700

Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33(b)	136,000	209,916

Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds,
6.38%, 10/23/34	300,000	376,875

5.00%, 01/13/37	300,000	318,000

Poland Government International Bond (Poland), Sr. Unsec. Global Notes,
5.13%, 04/21/21	220,000	236,500

5.00%, 03/23/22	210,000	223,923

Provincia de Buenos Aires (Argentina), Sr. Unsec. Notes, 11.75%, 10/05/15(b)	300,000	283,593

Republic of Serbia, Sr. Unsec. Bonds, 6.75%, 11/01/24(b)	65,000	62,725

Romanian Government International Bond (Romania), Sr. Unsec. Notes, 6.75%, 02/07/22(b)	110,000	113,300

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 5.00%, 04/29/20(b)	600,000	643,500

Russian Foreign Bond–Eurobond (Russia), Sr. Unsec. Notes, 3.63%, 04/29/15(b)	1,700,000	1,772,250

Senegal Government International Bond (Supranational), Sr. Unsec. Notes, 8.75%, 05/13/21(b)	200,000	201,500

South Africa Government (South Africa), Sr. Unsec. Global Bonds, 4.67%, 01/17/24	1,270,000	1,330,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Sovereign Debt–(continued)

South Africa Government International Bond (South Africa), Sr. Unsec. Global Notes, 5.88%, 05/30/22	$100,000	$117,375

Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Notes, 6.25%, 10/04/20(b)	150,000	147,000

–REGS, Notes, 7.40%, 01/22/15(b)	150,000	157,500

Turkey Government International Bond (Turkey), Sr. Unsec. Global Bonds, 5.63%, 03/30/21	150,000	155,813

Sr. Unsec. Global Notes, 6.75%, 05/30/40	100,000	107,750

Unsec. Global Notes, 5.13%, 03/25/22	200,000	198,750

Ukraine Government International Bond (Ukraine), Sr. Unsec. Notes,
6.75%, 11/14/17(b)	150,000	136,473

7.95%, 02/23/21(b)	200,000	183,000

Uruguay Government International Bond (Uruguay), Unsec. Global Notes, 8.00%, 11/18/22	250,000	342,875

Venezuela Government International Bond (Venezuela), Sr. Unsec. Global Bonds., 9.25%, 09/15/27	600,000	536,694

Vietnam Government International Bond, Sr. Unsec. Bonds, 6.75%, 01/29/20(b)	100,000	108,582

Wakala Global Sukuk BHD (Malaysia), Bonds, 2.99%, 07/06/16(b)	250,000	254,896

		13,051,200

Specialized Finance–0.67%
National Rural Utilities Cooperative Finance Corp.,
Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	3,123,400

Sr. Sec. Collateral Trust Notes, 2.63%, 09/16/12	25,000	25,281

Waha Aerospace B.V. (Netherlands), Sr. Unsec. Gtd. Unsub. Bonds 3.93%, 07/28/20(b)	85,000	87,406

		3,236,087

Specialized REIT’s–1.33%
American Tower Corp.,
Sr. Unsec. Global Notes, 4.63%, 04/01/15	430,000	458,545

Sr. Unsec. Notes, 4.50%, 01/15/18	100,000	103,536

Entertainment Properties Trust, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	3,880,000	4,170,400

Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	70,000	76,475

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	10,000	10,700

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22 6.75%, 10/15/22	20,000	21,575

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16 4.30%, 01/15/16	1,495,000	1,500,980

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 06/01/21	50,000	51,588

		6,393,799

Specialty Chemicals–0.05%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	90,000	94,725

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	100,000	103,187

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	42,000	45,360

		243,272

Specialty Stores–0.02%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	80,000	85,300

Steel–1.41%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
3.75%, 08/05/15	30,000	30,603

4.50%, 02/25/17	2,125,000	2,141,258

6.13%, 06/01/18	845,000	890,025

5.50%, 03/01/21	280,000	277,588

6.25%, 02/25/22	20,000	20,707

7.00%, 10/15/39	1,225,000	1,204,247

6.75%, 03/01/41	280,000	273,335

FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
7.00%, 11/01/15(b)	40,000	42,600

6.38%, 02/01/16(b)	75,000	78,004

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	50,000	52,125

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes,
4.63%, 09/15/20	730,000	785,281

4.38%, 01/11/22	170,000	178,086

6.88%, 11/10/39	655,000	811,932

		6,785,791

Systems Software–0.01%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/20/10-01/06/11; Cost: $40,963)(b)	40,000	35,600

Textiles–0.02%
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	100,000	106,500

Tires & Rubber–0.02%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	45,000	48,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Tires & Rubber–(continued)

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes,
8.25%, 08/15/20	$5,000	$5,475

7.00%, 05/15/22	65,000	66,381

		120,287

Tobacco–0.42%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	1,845,000	2,033,267

Trading Companies & Distributors–0.05%
Aircastle Ltd., Sr. Notes, 9.75%, 08/01/18	15,000	16,950

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	105,000	108,937

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	37,000	39,220

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21	30,000	31,800

UR Financing Escrow Corp., Sec. Gtd. Notes, 5.75%, 07/15/18(b)	5,000	5,138

Sr. Unsec. Notes, 7.63%, 04/15/22(b)	20,000	20,650

		222,695

Trucking–0.25%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	105,000	110,381

9.75%, 03/15/20	15,000	16,425

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes,
7.50%, 10/15/18	10,000	10,825

6.75%, 04/15/19	100,000	105,250

7.38%, 01/15/21	25,000	27,250

Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	20,000	20,975

Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	860,000	896,993

		1,188,099

Wireless Telecommunication Services–0.95%
America Movil S.A.B de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	1,115,000	1,356,628

Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes,
12.00%, 12/01/15(b)	100,000	98,250

14.75%, 12/01/16(b)	10,000	10,525

Cricket Communications, Inc.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	167,000	167,417

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes,
3.21%, 08/15/15(b)	25,000	25,813

4.88%, 08/15/20(b)	1,835,000	1,935,925

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	200,000	204,750

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/21	115,000	122,187

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
7.88%, 09/01/18	20,000	21,438

6.63%, 11/15/20	80,000	82,600

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	82,000	72,570

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes,
9.00%, 11/15/18(b)	40,000	44,800

7.00%, 03/01/20(b)	20,000	20,425

Sr. Unsec. Notes, 11.50%, 11/15/21(b)	15,000	16,444

VimpelCom Holdings B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.50%, 03/01/22(b)	200,000	196,300

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	200,000	206,500

		4,582,572

Total U.S. Dollar Denominated Bonds and Notes (Cost $229,659,690)		243,340,788

U.S. Government Sponsored Mortgage-Backed Securities–34.56%
Collateralized Mortgage Obligations–0.71%
Fannie Mae REMICS,
Series 2003-41, Class 1B, Pass Through Ctfs., 7.00%, 05/25/33	37,699	7,757

Series 2003-64, Class JI, Pass Through Ctfs., 6.00%, 07/25/33	68,854	11,802

Series 2005-35, Class AC, Pass Through Ctfs., 4.00%, 08/25/18	171,803	172,992

Series 2010-39, Class FE, Floating Rate Pass Through Ctfs., 1.01%, 06/25/37(d)	1,960,308	1,983,250

FDIC Structured Sale Gtd. Notes,- Series 2010-S1, Class 1A, Floating Rate Pass Through Ctfs., 0.82%, 02/25/48 (Acquired 03/05/10; Cost $1,130,696)(b)(d)	1,130,696	1,131,903

Freddie Mac REMICS, Series 2575, Class KA Pass Through Ctfs., 5.00%, 11/15/17	124,842	128,548

		3,436,252

Federal Home Loan Mortgage Corp. (FHLMC)–20.74%
Pass Through Ctfs.,
6.00%, 08/01/14 to 02/01/34	924,550	1,023,654

5.50%, 05/01/16 to 07/01/40	10,691,167	11,642,689

6.50%, 05/01/16 to 09/01/36	2,644,780	3,006,383

7.00%, 06/01/16 to 10/01/34	3,397,877	4,001,733

7.50%, 04/01/17 to 05/01/35	1,492,303	1,800,451

8.50%, 08/01/31	139,487	172,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)

8.00%, 08/01/32	$114,877	$140,328

5.00%, 07/01/34 to 06/01/40	15,080,790	16,430,579

Pass Through Ctfs., ARM,
2.84%, 12/01/36(d)	475,799	504,446

4.39%, 02/01/37(d)	144,132	152,526

5.53%, 05/01/37(d)	630,705	671,771

Pass Through Ctfs., TBA
3.50%, 08/01/26 to 03/01/42	17,823,535	18,485,237

4.50%, 03/01/42(h)	18,205,000	19,339,967

4.00%, 03/01/42(h)	19,500,000	20,459,765

5.50%, 03/01/42(h)	2,000,000	2,169,688

		100,001,735

Federal National Mortgage Association (FNMA)–11.90%
Pass Through Ctfs.,
7.50%, 11/01/15 to 08/01/37	1,809,479	2,166,518

7.00%, 12/01/15 to 02/01/34	1,685,299	1,963,026

6.50%, 05/01/16 to 01/01/37	766,351	875,411

6.00%, 05/01/17 to 10/01/39	497,726	548,095

5.00%, 03/01/18 to 12/01/39	4,814,496	5,248,053

5.50%, 11/01/18 to 06/01/40	273,268	298,746

8.00%, 08/01/21 to 04/01/33	271,837	328,472

9.50%, 04/01/30	71,187	85,619

8.50%, 10/01/32	222,163	274,163

Pass Through Ctfs., ARM,
2.39%, 05/01/35(d)	1,028,981	1,084,708

2.61%, 01/01/37(d)	451,931	478,289

4.56%, 03/01/38(d)	243,254	257,566

Pass Through Ctfs., TBA,
4.00%, 03/01/27 to 03/01/42(h)	18,285,000	19,289,752

4.50%, 03/01/27(h)	5,250,000	5,618,731

5.00%, 03/01/27 to 03/01/42(h)	6,445,000	6,949,282

3.50%, 03/01/42(h)	3,000,000	3,101,250

6.00%, 03/01/42(h)	8,000,000	8,801,252

		57,368,933

Government National Mortgage Association (GNMA)–1.21%
Pass Through Ctfs.,
7.50%, 06/15/23 to 05/15/32	72,623	84,014

9.00%, 09/15/24 to 10/15/24	25,855	26,183

8.50%, 02/15/25	8,057	8,213

8.00%, 08/15/25 to 09/15/26	117,089	134,780

6.56%, 01/15/27	179,493	207,580

7.00%, 04/15/28 to 09/15/32	619,754	737,354

6.00%, 11/15/28 to 02/15/33	248,545	280,848

6.50%, 01/15/29 to 09/15/34	381,872	445,576

5.50%, 06/15/35	351,064	391,790

5.00%, 07/15/35 to 08/15/35	187,550	207,593

Pass Through Ctfs., ARM,
2.38%, 01/20/25 to 05/20/25(d)	112,215	116,188

3.00%, 06/20/25(d)	12,141	12,673

Pass Through Ctfs., TBA, 4.50%, 03/01/42(h)	2,925,000	3,188,250

		5,841,042

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $163,689,952)		166,647,962

Asset-Backed Securities–14.73%
ARI Fleet Lease Trust–Series 2010-A, Class A, Floating Rate Pass Through Ctfs., 1.70%, 08/15/18(b)(d)	114,858	114,910

Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2003-1, Class A2, Pass Through Ctfs., 4.65%, 09/11/36	39,663	40,581

Series 2005-6, Class A3, Variable Rate Pass Through Ctfs., 5.19%, 09/10/47(d)	58,243	58,764

Banc of America Mortgage Securities Inc.–Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.14%, 01/25/36(d)	1,269,758	996,773

Bear Stearns Adjustable Rate Mortgage Trust–Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.49%, 08/25/33(d)	1,001,354	994,318

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	1,405,000	1,527,576

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,675,000	2,924,214

Series 2005-T18, Class A4, Variable Rate Pass Through Ctfs., 4.93%, 02/13/42(d)	45,000	49,163

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.46%, 03/11/39(d)	2,948,000	3,350,359

Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.46%, 03/11/39(d)	31,760	33,633

Series 2006-T24, Class A3, Pass Through Ctfs., 5.53%, 10/12/41	834,124	869,005

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	3,040,000	3,473,890

Chase Issuance Trust–Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	2,560,000	2,636,545

Citibank Credit Card Issuance Trust–Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	3,050,000	3,094,889

Citigroup Commercial Mortgage Trust–Series 2006-C4, Class A3, Variable Rate Pass Through Ctfs., 5.73%, 03/15/49(d)	625,000	715,519

Citigroup Mortgage Loan Trust, Inc.–Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.36%, 08/25/34(d)	3,030,863	3,012,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Commercial Mortgage Trust–Series 2001-J2A, Class A2F, Floating Rate Pass Through Ctfs., 0.75%, 07/16/34(b)(d)	$756	$756

Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 0.92%, 06/25/33(d)	284,278	202,244

Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	407,737	401,198

Countrywide Home Loan Mortgage Pass Through Trust–Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/37	1,820,000	1,529,715

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.70%, 09/26/34(b)(d)	1,349,726	1,280,962

Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 03/01/10; Cost: $699,303)(b)	678,935	703,547

DBUBS Mortgage Trust–Series 2011-LC1A, Class C, Variable Rate Pass Through Ctfs., 5.56%, 11/10/46 (Acquired 02/08/11; Cost: $2,009,461)(b)(d)	2,000,000	2,081,905

Discover Card Master Trust–Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.90%, 09/15/15(d)	1,175,000	1,181,836

First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/20	641,683	619,512

Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/36	671,260	459,917

GE Capital Credit Card Master Note Trust–Series 2010-3, Class A, Pass Through Ctfs., 2.21%, 06/15/16	70,000	71,473

GS Mortgage Securities Corp. II–Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	2,760,000	3,010,844

Harborview Mortgage Loan Trust–Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.70%, 06/20/35(d)	61,541	40,852

JP Morgan Chase Commercial Mortgage Securities Corp.–Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	900,000	994,775

LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, Pass Through Ctfs., 4.74%, 02/15/30	780,000	845,162

Series 2005-C3, Class A3, Pass Through Ctfs., 4.65%, 07/15/30	10,571	10,596

Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	3,000,000	3,274,641

Series 2006-C1, Class A4, Pass Through Ctfs., 5.16%, 02/15/31	845,000	946,919

Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/38	300,000	340,763

Lehman Mortgage Trust–Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/36	878,560	774,661

Morgan Stanley Capital I, Series 2005-HQ5, Class A3, Pass Through Ctfs., 5.01%, 01/14/42	6,544	6,541

Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.20%, 11/14/42(d)	35,000	39,216

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	2,638,000	2,924,685

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	646,131	659,395

Provident Bank Home Equity Loan Trust–Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.78%, 08/25/31(d)	426,081	231,972

RBSCF Trust–Series 2010-RR3, Class MS4A, Variable Rate Pass Through Ctfs., 4.97%, 04/16/40(b)(d)	3,600,000	3,833,784

Renaissance Home Equity Loan Trust–Series 2007-2, Class AV1, Floating Rate Pass Through Ctfs., 0.35%, 06/25/37(d)	2,231	2,218

Santander Drive Auto Receivables Trust–Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	1,545,000	1,554,323

Sequoia Mortgage Trust–Series 2012-1, Class 1A1, Floating Rate Pass Through Ctfs., 2.87%, 01/25/42(d)	1,980,646	2,018,563

Specialty Underwriting & Residential Finance–Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 0.51%, 05/25/35(d)	41,645	32,524

Structured Adjustable Rate Mortgage Loan Trust–Series 2007-3, Class 4A2, Floating Rate Pass Through Ctfs., 5.35%, 04/25/47(d)	1,100,000	583,624

Structured Asset Investment Loan Trust–Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 0.98%, 11/25/33(d)	44,194	39,022

Suntrust Alternative Loan Trust–Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/35	975,613	657,784

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.43%, 08/15/39(d)	192,278	195,154

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	3,670,000	4,033,396

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(d)	1,520,000	1,686,943

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(d)	1,515,000	1,587,284

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(d)	1,680,000	1,841,954

WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.49%, 08/25/33(d)	2,302,781	2,311,272

Series 2005-AR10, Class 1A3, Floating Rate Pass Through Ctfs., 2.49%, 09/25/35(d)	525,000	415,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Core Plus Bond Fund

	Principal
	Amount		Value

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.73%, 07/25/34(d)		$1,273,952	$1,261,749

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.61%, 12/25/34(d)		2,540,261	2,421,893

Total Asset-Backed Securities (Cost $62,919,549)			71,003,469

U.S. Treasury Securities–13.75%
U.S. Treasury Bills–0.09%
0.10%, 11/15/12(i)(j)		430,000	429,584

U.S. Treasury Notes–11.52%
4.50%, 04/30/12		11,200,000	11,280,500

1.88%, 02/28/14		8,010,000	8,257,809

2.25%, 05/31/14		19,595,000	20,424,726

2.63%, 07/31/14		4,300,000	4,533,141

2.38%, 10/31/14		1,875,000	1,972,559

2.13%, 11/30/14		625,000	653,906

2.63%, 12/31/14		2,000,000	2,123,125

1.25%, 08/31/15		350,000	358,695

2.00%, 04/30/16		1,000,000	1,053,437

1.00%, 10/31/16		3,000,000	3,027,187

2.75%, 05/31/17		400,000	437,063

3.63%, 08/15/19		100,000	115,250

2.00%, 11/15/21		1,250,000	1,256,445

3.88%, 08/15/40		50,000	57,969

			55,551,812

U.S. Treasury Bonds–1.94%
6.25%, 05/15/30		2,000,000	3,028,125

5.38%, 02/15/31		2,505,000	3,490,952

3.50%, 02/15/39		940,000	1,022,985

4.25%, 05/15/39		20,000	24,647

4.50%, 08/15/39		1,405,000	1,799,717

			9,366,426

U.S. Treasury Inflation–Indexed Bonds–0.20%
0.13%, 01/15/22(k)		897,444	934,744

Total U.S. Treasury Securities (Cost $63,005,519)			66,282,566

U.S. Government Sponsored Agency Securities–1.02%
Federal Home Loan Mortgage Corp. (FHLMC)–1.02%
Federal Home Loan Mortgage Corp.,
Sr. Unsec. Global Notes, 5.50%, 08/23/17		2,740,000	3,358,999

Sr. Unsec. Global Notes, 6.25%, 07/15/32		1,080,000	1,553,890

Total U.S. Government Sponsored Agency Securities (Cost $4,261,654)			4,912,889

Non-U.S. Dollar Denominated Bonds & Notes–0.44%(l)
Brazil–0.02%
Itau Unibanco Holding S.A., Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	150,000	92,582

Canada–0.01%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	49,000	51,604

Ireland–0.05%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	100,000	128,214

RusHydro JSC via RusHydro Finance Ltd., Sr. Sec. Medium-Term Euro Loan Participation Notes, 7.88%, 10/28/15	RUB	2,800,000	94,345

			222,559

Italy–0.01%
Lottomatica S.p.A., REGS, Jr. Unsec. Sub., REGS Variable Rate Bonds, 8.25%, 03/31/66(b)(d)	EUR	50,000	60,777

Luxembourg–0.04%
Cirsa Funding Luxembourg S.A., REGS, Sr. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	100,000	128,881

Codere Finance Luxembourg S.A., REGS, Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	50,000	66,605

			195,486

Mexico–0.07%
Mexican Bonos,
Series M, Bonds, 8.00%, 06/11/20	MXN	2,000,000	176,207

Series M10, Bonds, 7.75%, 12/14/17	MXN	350,000	30,384

Series M20, Bonds, 10.00%, 12/05/24	MXN	1,300,000	132,146

			338,737

Netherlands–0.06%
Carlson Wagonlit B.V., REGS, Sr. Sec. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)	EUR	100,000	127,382

Cemex Finance Europe BV (Netherlands), Gtd. Notes, 4.75%, 03/05/14	EUR	50,000	61,390

Ziggo Bond Co. B.V. (Netherlands), Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	75,000	106,152

			294,924

Peru–0.02%
Peruvian Government International Bond, Sr. Unsec. Notes, 8.60%, 08/12/17(b)	PEN	210,000	93,363

South Korea–0.01%
Export-Import Bank of Korea, Sr. Unsec. Notes, 4.00%, 11/26/15(b)	PHP	3,300,000	76,597

United Kingdom–0.09%
Boparan Finance PLC, REGS, Sr. Unsec. Gtd. Notes, 9.75%, 04/30/18(b)	EUR	200,000	264,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Core Plus Bond Fund

	Principal
	Amount		Value

United Kingdom–(continued)

Odeon & UCI Finco PLC, Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	100,000	$158,682

			423,104

United States–0.06%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	100,000	91,915

Morgan Stanley, Sr. Unsec. Notes, 10.09%, 05/03/17(b)	BRL	340,000	187,580

			279,495

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,145,021)			2,129,228

Municipal Obligations–0.38%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J);
Series 2010 A, Taxable RB, 6.64%, 04/01/57		$1,000,000	1,167,330

Series 2010, Build America RB, 6.66%, 04/01/57		550,000	638,842

Total Municipal Obligations (Cost $1,550,000)			1,806,172

	Shares
Preferred Stocks–0.02%
Consumer Finance–0.01%
Ally Financial, Inc.,
Series A, 8.50% Variable Rate Pfd.(d)		510	11,337

Series G, 7.00%(b)		4	3,471

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Variable Rate Pfd.(d)		555	13,032

			27,840

Office REIT’s–0.00%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		200	5,090

Regional Banks–0.01%
Zions Bancorp., Series C, 9.50% Pfd.		2,600	68,302

Tires & Rubber–0.00%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		165	7,702

Total Preferred Stocks (Cost $110,469)			108,934

Money Market Funds–5.49%
Liquid Assets Portfolio–Institutional Class(m)		13,241,353	13,241,353

Premier Portfolio–Institutional Class(m)		13,241,352	13,241,352

Total Money Market Funds (Cost $26,482,705)			26,482,705

TOTAL INVESTMENTS–120.86% (Cost $553,824,559)			582,714,713

OTHER ASSETS LESS LIABILITIES–(20.86%)			(100,558,442)

NET ASSETS–100.00%			$482,156,271

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BRL	– Brazilian Real
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
MXN	– Mexican Peso
NZD	– New Zealand Dollar
PEN	– Peru Nuevo Sol
Pfd.	– Preferred
PHP	– Philippine Peso
PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
RUB	– Russian Rouble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was 2012 was $83,970,413, which represented 17.42% of the Trust’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $112,300, which represented 0.02% of the Trust’s Net Assets
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 4.
(k)	Principal amount of security and interest payments are adjusted for inflation.
(l)	Foreign denominated security. Principal amount is denominated in currency indicated.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Core Plus Bond Fund

Portfolio Composition

By security type, based on Net Assets
as of February 29, 2012

U.S. Dollar Denominated Bonds and Notes	50.5%

U.S. Government Sponsored Mortgage-Backed Securities	34.6

Asset-Backed Securities	14.7

U.S. Treasury Securities	13.8

U.S. Government Sponsored Agency Securities	1.0

Non-U.S. Dollar Denominated Bonds & Notes	0.4

Municipal Obligations	0.4

Money Market Funds Plus Other Assets Less Liabilities	(15.4)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $527,341,854)	$556,232,008

Investments in affiliated money market funds, at value and cost	26,482,705

Total investments, at value (Cost $553,824,559)	582,714,713

Cash	7,245

Foreign currencies, at value (Cost $251,070)	251,338

Receivable for:
Investments sold	13,280,971

Variation margin	68,312

Fund shares sold	1,419,026

Dividends and interest	4,597,942

Fund expenses absorbed	21,388

Principal paydowns	12,012

Unrealized appreciation on swap agreements	16,588

Premiums paid on swap agreements	62,718

Investment for trustee deferred compensation and retirement plans	36,748

Other assets	29,244

Total assets	602,518,245

Liabilities:
Payable for:
Investments purchased	119,327,364

Fund shares reacquired	437,454

Dividends	148,859

Foreign currency contracts closed	1,260

Foreign currency contracts outstanding	9,731

Accrued fees to affiliates	216,949

Accrued other operating expenses	141,785

Trustee deferred compensation and retirement plans	78,572

Total liabilities	120,361,974

Net assets applicable to shares outstanding	$482,156,271

Net assets consist of:
Shares of beneficial interest	$547,159,744

Undistributed net investment income	(1,227,281)

Undistributed net realized gain (loss)	(92,756,339)

Unrealized appreciation	28,980,147

$482,156,271

Net Assets:
Class A	$255,007,375

Class B	$24,006,669

Class C	$33,294,240

Class R	$2,667,717

Class Y	$5,490,936

Institutional Class	$161,689,334

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	23,700,870

Class B	2,231,714

Class C	3,095,353

Class R	248,021

Class Y	510,182

Institutional Class	15,033,575

Class A:
Net asset value per share	$10.76

Maximum offering price per share
(Net asset value of $10.76 divided by 95.25%)	$11.30

Class B:
Net asset value and offering price per share	$10.76

Class C:
Net asset value and offering price per share	$10.76

Class R:
Net asset value and offering price per share	$10.76

Class Y:
Net asset value and offering price per share	$10.76

Institutional Class:
Net asset value and offering price per share	$10.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Core Plus Bond Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Interest	$10,107,386

Dividends (net of foreign withholding taxes of $258)	4,543

Dividends from affiliated money market funds	13,085

Total investment income	10,125,014

Expenses:
Advisory fees	1,034,677

Administrative services fees	77,747

Custodian fees	18,237

Distribution fees:

Class A	292,687

Class B	120,616

Class C	165,973

Class R	6,000

Transfer agent fees — A, B, C, R and Y	291,748

Transfer agent fees — Institutional	354

Trustees’ and officers’ fees and benefits	22,072

Other	92,148

Total expenses	2,122,259

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(403,408)

Net expenses	1,718,851

Net investment income	8,406,163

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	4,331,347

Foreign currencies	(7,778)

Foreign currency contracts	42,746

Futures contracts	125,645

Swap agreements	(74,273)

4,417,687

Change in net unrealized appreciation (depreciation) of:
Investment securities	5,019,957

Foreign currencies	5,332

Foreign currency contracts	(1,187)

Futures contracts	5,757

Swap agreements	(70,818)

4,959,041

Net realized and unrealized gain	9,376,728

Net increase in net assets resulting from operations	$17,782,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$8,406,163	$3,753,920

Net realized gain	4,417,687	1,916,741

Change in net unrealized appreciation (depreciation)	4,959,041	(2,194,422)

Net increase in net assets resulting from operations	17,782,891	3,476,239

Distributions to shareholders from net investment income:
Class A	(5,041,625)	(2,136,426)

Class B	(429,293)	(189,459)

Class C	(590,050)	(236,568)

Class R	(48,743)	(20,998)

Class Y	(120,024)	(23,561)

Institutional Class	(3,666,428)	(1,613,593)

Total distributions from net investment income	(9,896,163)	(4,220,605)

Distributions to shareholders from net realized gains:
Class A	(418,835)	(112,008)

Class B	(43,158)	(14,844)

Class C	(58,620)	(13,430)

Class R	(4,312)	(2,158)

Class Y	(9,454)	(1,898)

Institutional Class	(289,097)	(1,619)

Total distributions from net realized gains	(823,476)	(145,957)

Share transactions–net:
Class A	25,833,009	218,551,835

Class B	(744,465)	23,586,221

Class C	(688,302)	32,838,422

Class R	329,435	2,155,216

Class Y	177,371	5,079,304

Institutional Class	(7,298,819)	166,735,618

Net increase in net assets resulting from share transactions	17,608,229	448,946,616

Net increase in net assets	24,671,481	448,056,293

Net assets:
Beginning of period	457,484,790	9,428,497

End of period (includes undistributed net investment income of $(1,227,281) and $262,719, respectively)	$482,156,271	$457,484,790

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

25        Invesco Core Plus Bond Fund

  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from

26        Invesco Core Plus Bond Fund

investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.
Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and

27        Invesco Core Plus Bond Fund

(3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and

28        Invesco Core Plus Bond Fund

amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
O.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.45%

Next $500 million	0.425%

Next $1.5 billion	0.40%

Next $2.5 billion	0.375%

Over $5 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.75%, 1.50%, 1.50%, 1.00%, 0.50% and 0.50%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $111,306 and reimbursed Fund expenses of $291,531.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

29        Invesco Core Plus Bond Fund

  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $64,715 in front-end sales commissions from the sale of Class A shares and $35, $14,305 and $1,085 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$26,588,168	$3,471	$—	$26,591,639

U.S. Treasury Securities	—	66,282,566	—	66,282,566

U.S. Government Sponsored Securities	—	168,144,159	—	168,144,159

Corporate Debt Securities	—	245,470,016	0	245,470,016

Asset-Backed Securities	—	74,420,161	—	74,420,161

Municipal Obligations	—	1,806,172	—	1,806,172

	$26,588,168	$556,126,545	$0	$582,714,713

Foreign Currency Contracts*	—	(9,731)	—	(9,731)

Futures*	80,377	—	—	80,377

Swap Agreements*	—	16,588	—	16,588

Total Investments	$26,668,545	$556,133,402	$0	$582,801,947

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap Agreements(a)	$16,588	$—

Currency risk
Foreign Currency Contracts(b)	—	(9,731)

Interest rate risk
Futures contracts(c)	80,377	—

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding
(c)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

30        Invesco Core Plus Bond Fund

Effect of Derivative Instruments for the six months ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
		Foreign Currency	Swap
	Futures*	Contracts*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$—	$(74,273)

Index risk	—	42,746	—

Interest rate risk	$125,645	—	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(70,818)

Index risk	—	(1,187)	—

Interest rate risk	5,757	—	—

Total	$131,402	$41,559	$(145,091)

*	The average notional value outstanding of futures, foreign currency contracts and swap agreements during the period was $42,815,922, $887,830 and $9,141,667.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/12	RBC Capital Markets	EUR	682,000	USD	901,195	$908,761	$(7,566)

05/17/12	Morgan Stanley	GBP	95,000	USD	148,866	151,031	(2,165)

							$(9,731)

Closed Foreign Currency Contracts
Closed		Contract to				Notional	Realized
Date	Counterparty	Deliver		Receive		Value	Gain (Loss)

02/28/12	RBC Capital Markets	EUR	53,000	USD	70,034	$71,295	$(1,260)

							$(10,991)

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Ultra Bond	34	June-2012	$5,346,500	$(33,009)

U.S. 5 Year Notes	4	June-2012	492,688	148

Subtotal			$5,839,188	$(32,861)

Short Contracts

U.S. 10 Year Treasury	214	June-2012	$(28,023,969)	113,238

Total			$(22,184,781)	$80,377

Open Credit Default Swap Agreements
							Notional
		Buy/Sell	Pay/Receive		Expiration	Implied	Amount	Upfront	Value Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate		Date	Credit Spread(a)	(000)	Payments	Appreciation

Bank of America	Royal Caribbean Cruises	Sell	0.40	%(b)	03/20/17	4.91%	$2,300,000	$—	$9,171

Morgan Stanley	Carnival Corp.	Buy	(0.40	)(b)	03/20/17	1.64	2,300,000	62,718	7,417

Total Credit Default Swap Agreements									$16,588

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

31        Invesco Core Plus Bond Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $571.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $333 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration

August 31, 2013	$25,477

August 31, 2014	89,789

August 31, 2015	13,284,149

August 31, 2016	83,457,105

$96,856,520

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

32        Invesco Core Plus Bond Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $723,470,121 and $701,745,461, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $17,816,958 and $20,660,981, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$31,339,201

Aggregate unrealized (depreciation) of investment securities	(3,146,640)

Net unrealized appreciation of investment securities	$28,192,561

Cost of investments for tax purposes is $554,522,152.

33        Invesco Core Plus Bond Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	4,611,726	$48,752,798	3,555,224	$37,571,601

Class B	302,372	3,200,835	290,130	3,142,492

Class C	596,966	6,312,204	830,507	8,927,924

Class R	59,521	631,743	38,733	411,788

Class Y	36,253	385,616	385,873	4,594,680

Institutional Class	743,745	7,880,017	275,983	2,304,800

Issued as reinvestment of dividends:
Class A	450,543	4,777,563	173,838	1,840,925

Class B	37,383	396,100	15,791	167,169

Class C	52,207	553,079	19,819	209,824

Class R	4,969	52,655	1,778	18,825

Class Y	3,744	39,911	1,723	18,262

Institutional Class	373,350	3,954,809	151,933	1,610,096

Automatic conversion of Class B shares to Class A shares:
Class A	205,388	2,230,240	134,643	1,421,518

Class B	(206,890)	(2,230,240)	(134,644)	(1,421,518)

Issued in connection with acquisitions:(b)
Class A	—	—	18,804,831	199,749,992

Class B	—	—	2,274,003	24,149,182

Class C	—	—	2,652,673	28,169,016

Class R	—	—	197,182	2,093,222

Class Y	—	—	124,611	806,833

Institutional Class	—	—	17,608,624	187,448,352

Reacquired:
Class A	(2,831,210)	(29,927,592)	(2,075,980)	(22,032,201)

Class B	(203,503)	(2,111,160)	(231,759)	(2,451,104)

Class C	(712,628)	(7,553,585)	(422,772)	(4,468,342)

Class R	(33,574)	(354,963)	(34,795)	(368,619)

Class Y	(23,416)	(248,156)	(31,966)	(340,471)

Institutional Class	(1,810,434)	(19,133,645)	(2,320,283)	(24,627,630)

Net increase in share activity	1,656,512	$17,608,229	42,285,700	$448,946,616

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 30% of the outstanding shares of the fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund, respectively on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 41,661,924 shares of the Fund for 38,907,567 shares outstanding of Invesco Core Bond Fund and 9,040,046 shares outstanding of Invesco Van Kampen Core Plus Fixed Income Fund as of the close of business on June 3, 2011. Each class of shares of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund to the net asset value of the Fund on the close of business, June 3, 2011. Invesco Core Bond Fund’s net assets as of the close of business on June 3, 2011 of $354,673,244 including $21,363,557 of unrealized appreciation and Invesco Van Kampen Core Plus Fixed Income Fund’s net assets as of the close of business on June 3, 2011 of $87,743,353 including $4,538,159 of unrealized appreciation, were combined with the net assets of the Fund. The net assets of the Fund immediately before the acquisition were $17,795,783. The net assets of the Fund immediately following the reorginization were $460,212,380.

34        Invesco Core Plus Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of
											expenses		Ratio of
											to average		expenses
			Net gains								net assets		to average net
			(losses) on								with fee		assets without		Ratio of net
	Net asset		securities		Dividends	Distributions					waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 02/29/12	$10.60	$0.19	$0.22	$0.41	$(0.23)	$(0.02)	$(0.25)	$10.76	3.89%	$255,007	0.74	%(d)	0.99	%(d)	3.66	%(d)	136%
Year ended 08/31/11	10.75	0.35	(0.03)	0.32	(0.32)	(0.15)	(0.47)	10.60	3.10	225,417	0.75		1.20		3.27		138
Year ended 08/31/10	10.29	0.37	0.65	1.02	(0.49)	(0.07)	(0.56)	10.75	10.26	7,219	0.87		5.61		3.55		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.58	2,882	0.84	(f)	12.89	(f)	3.47	(f)	43

Class B
Six months ended 02/29/12	10.60	0.15	0.22	0.37	(0.19)	(0.02)	(0.21)	10.76	3.50	24,007	1.49	(d)	1.74	(d)	2.91	(d)	136
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	205	1.59	(f)	13.64	(f)	2.72	(f)	43

Class C
Six months ended 02/29/12	10.60	0.15	0.22	0.37	(0.19)	(0.02)	(0.21)	10.76	3.50	33,294	1.49	(d)	1.74	(d)	2.91	(d)	136
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50		1.95		2.52		138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	223	1.59	(f)	13.64	(f)	2.72	(f)	43

Class R
Six months ended 02/29/12	10.60	0.18	0.21	0.39	(0.21)	(0.02)	(0.23)	10.76	3.76	2,668	0.99	(d)	1.24	(d)	3.41	(d)	136
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00		1.45		3.02		138
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12		5.86		3.30		78
Year ended 08/31/09(e)	10.00	0.08	0.27	0.35	(0.06)	—	(0.06)	10.29	3.51	105	1.09	(f)	13.14	(f)	3.22	(f)	43

Class Y
Six months ended 02/29/12	10.60	0.21	0.21	0.42	(0.24)	(0.02)	(0.26)	10.76	4.01	5,491	0.49	(d)	0.74	(d)	3.91	(d)	136
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50		0.95		3.52		138
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62		5.36		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	126	0.59	(f)	12.64	(f)	3.72	(f)	43

Institutional Class
Six months ended 02/29/12	10.60	0.21	0.21	0.42	(0.24)	(0.02)	(0.26)	10.76	4.02	161,689	0.49	(d)	0.54	(d)	3.91	(d)	136
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50		0.66		3.52		138
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62		5.29		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	104	0.59	(f)	12.68	(f)	3.72	(f)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31,2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $235,436, $24,256, $33,377, $2,413, $5,297 and $161,604 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of June 3, 2009.
(f)	Annualized.

35        Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
Class A	$1,000.00	$1,038.90	$3.77	$1,021.17	$3.73	0.74%

Class B	1,000.00	1,035.00	7.55	1,017.44	7.49	1.49

Class C	1,000.00	1,035.00	7.55	1,017.44	7.49	1.49

Class R	1,000.00	1,037.60	5.03	1,019.93	4.99	0.99

Class Y	1,000.00	1,040.10	2.50	1,022.41	2.48	0.49

Institutional	1,000.00	1,040.20	2.51	1,022.41	2.48	0.49

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

36        Invesco Core Plus Bond Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CPB-SAR-1	Invesco Distributors, Inc.

Invesco Equally-Weighted S&P 500 Fund
Semiannual Report to Shareholders ■ February 29, 2012
Nasdaq:
A: VADAX ▪ B: VADBX ▪ C: VADCX ▪ R: VADRX ▪ Y: VADDX

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
23	Financial Highlights
24	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.33%

Class B Shares	11.94

Class C Shares	11.90

Class R Shares	12.17

Class Y Shares	12.49

S&P 500 Index▼ (Broad Market Index)	13.30

S&P 500 Equal Weight Index▪ (Style-Specific Index)	12.56

Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	11.16

Source(s): ▼Lipper Inc.; ▪Invesco, Bloomberg L.P.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index.
     The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales
charges

Class A Shares

Inception (7/28/97)		6.58%

10	Years	6.03

5	Years	1.37

1	Year	-2.87

Class B Shares

Inception (12/1/87)		10.57%

10	Years	5.99

5	Years	1.46

1	Year	-2.98

Class C Shares

Inception (7/28/97)		6.21%

10	Years	5.84

5	Years	1.77

1	Year	1.02

Class R Shares

Inception (3/31/08)		5.69%

1	Year	2.50

Class Y Shares

Inception (7/28/97)		7.25%

10	Years	6.89

5	Years	2.78

1	Year	3.01
Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		5.96%

10	Years	5.09

5	Years	-0.15

1	Year	-6.10

Class B Shares

Inception (12/1/87)		10.21%

10	Years	5.04

5	Years	-0.06

1	Year	-6.27

Class C Shares

Inception (7/28/97)		5.60%

10	Years	4.90

5	Years	0.25

1	Year	-2.32

Class R Shares

Inception (3/31/08)		3.32%

1	Year	-0.90

Class Y Shares

Inception (7/28/97)		6.63%

10	Years	5.94

5	Years	1.23

1	Year	-0.39
Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 0.56%, 1.31%, 1.31%, 0.81% and 0.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R and Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

2          Invesco Equally-Weighted S&P 500 Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
3          Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.30%
Advertising–0.43%
Interpublic Group of Cos., Inc. (The)	216,785	$2,540,720

Omnicom Group Inc.	47,667	2,356,657

		4,897,377

Aerospace & Defense–2.37%
Boeing Co. (The)	27,750	2,079,863

General Dynamics Corp.	31,179	2,283,238

Goodrich Corp.	16,055	2,022,448

Honeywell International Inc.	37,109	2,210,583

L-3 Communications Holdings, Inc.	30,574	2,147,824

Lockheed Martin Corp.	25,558	2,259,583

Northrop Grumman Corp.	35,403	2,117,453

Precision Castparts Corp.	12,629	2,114,473

Raytheon Co.	43,300	2,187,516

Rockwell Collins, Inc.	36,695	2,175,647

Textron Inc.	110,582	3,042,111

United Technologies Corp.	27,221	2,283,025

		26,923,764

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	71,139	2,219,537

Air Freight & Logistics–0.73%
C.H. Robinson Worldwide, Inc.	29,592	1,958,103

Expeditors International of Washington, Inc.	48,812	2,129,667

FedEx Corp.	23,212	2,088,848

United Parcel Service, Inc.–Class B	27,460	2,111,399

		8,288,017

Airlines–0.18%
Southwest Airlines Co.	226,243	2,031,662

Aluminum–0.20%
Alcoa Inc.	223,675	2,274,775

Apparel Retail–1.19%
Abercrombie & Fitch Co.–Class A	42,314	1,937,558

Gap, Inc. (The)	107,681	2,515,428

Limited Brands, Inc.	51,317	2,387,780

Ross Stores, Inc.	41,927	2,235,967

TJX Cos., Inc. (The)	63,423	2,321,916

Urban Outfitters, Inc.(b)	74,137	2,104,750

		13,503,399

Apparel, Accessories & Luxury Goods–0.64%
Coach, Inc.	34,216	2,560,725

Ralph Lauren Corp.	14,163	2,460,538

VF Corp.	15,337	2,239,969

		7,261,232

Application Software–1.04%
Adobe Systems Inc.(b)	69,878	2,298,287

Autodesk, Inc.(b)	63,159	2,390,568

Citrix Systems, Inc.(b)	30,751	2,298,330

Intuit Inc.	38,055	2,201,101

Salesforce.com, Inc.(b)	18,405	2,634,860

		11,823,146

Asset Management & Custody Banks–2.08%
Ameriprise Financial, Inc.	42,332	2,360,432

Bank of New York Mellon Corp. (The)	103,063	2,278,723

BlackRock, Inc.	11,568	2,302,032

Federated Investors, Inc.–Class B	133,780	2,741,152

Franklin Resources, Inc.	20,943	2,468,970

Invesco Ltd.(c)	102,420	2,536,943

Legg Mason, Inc.	83,819	2,295,802

Northern Trust Corp.	50,553	2,245,059

State Street Corp.	49,215	2,078,350

T. Rowe Price Group Inc.	36,303	2,235,902

		23,543,365

Auto Parts & Equipment–0.43%
BorgWarner, Inc.(b)	31,604	2,618,075

Johnson Controls, Inc.	68,044	2,220,276

		4,838,351

Automobile Manufacturers–0.21%
Ford Motor Co.	192,251	2,380,067

Automotive Retail–0.73%
AutoNation, Inc.(b)	55,090	1,877,467

AutoZone, Inc.(b)	6,044	2,263,357

CarMax, Inc.(b)	64,906	1,991,965

O’Reilly Automotive, Inc.(b)	24,668	2,133,782

		8,266,571

Biotechnology–0.79%
Amgen Inc.	32,814	2,229,711

Biogen Idec Inc.(b)	17,866	2,080,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–(continued)

Celgene Corp.(b)	30,939	$2,268,602

Gilead Sciences, Inc.(b)	53,029	2,412,820

		8,991,986

Brewers–0.18%
Molson Coors Brewing Co.–Class B	46,214	2,030,643

Broadcasting–0.60%
CBS Corp.–Class B	79,330	2,371,967

Discovery Communications, Inc.–Class A(b)	49,055	2,288,416

Scripps Networks Interactive–Class A	47,154	2,131,361

		6,791,744

Building Products–0.23%
Masco Corp.	215,129	2,555,733

Cable & Satellite–0.83%
Cablevision Systems Corp.–Class A	154,555	2,199,318

Comcast Corp.–Class A	84,465	2,481,582

DIRECTV–Class A(b)	46,807	2,168,100

Time Warner Cable Inc.	31,675	2,513,094

		9,362,094

Casinos & Gaming–0.36%
International Game Technology	125,515	1,885,235

Wynn Resorts Ltd.	18,651	2,210,890

		4,096,125

Coal & Consumable Fuels–0.52%
Alpha Natural Resources, Inc.(b)	100,437	1,864,111

CONSOL Energy Inc.	54,255	1,943,414

Peabody Energy Corp.	59,750	2,084,080

		5,891,605

Commercial Printing–0.17%
R. R. Donnelley & Sons Co.	137,322	1,897,790

Communications Equipment–1.64%
Cisco Systems, Inc.	109,842	2,183,659

F5 Networks, Inc.(b)	18,797	2,348,873

Harris Corp.	57,467	2,507,285

JDS Uniphase Corp.(b)	206,776	2,696,359

Juniper Networks, Inc.(b)	107,388	2,444,151

Motorola Mobility Holdings Inc.(b)	50,919	2,021,484

Motorola Solutions, Inc.	42,690	2,125,962

QUALCOMM, Inc.	37,455	2,328,952

		18,656,725

Computer & Electronics Retail–0.35%
Best Buy Co., Inc.	84,975	2,098,882

GameStop Corp.–Class A	84,429	1,923,293

		4,022,175

Computer Hardware–0.62%
Apple Inc.(b)	5,171	2,804,957

Dell Inc.(b)	131,110	2,268,203

Hewlett-Packard Co.	76,260	1,930,141

		7,003,301

Computer Storage & Peripherals–1.02%
EMC Corp.(b)	88,366	2,446,855

Lexmark International, Inc.–Class A	60,188	2,219,733

NetApp, Inc.(b)	55,182	2,372,826

SanDisk Corp.(b)	41,130	2,034,290

Western Digital Corp.(b)	63,669	2,499,008

		11,572,712

Construction & Engineering–0.59%
Fluor Corp.	40,976	2,478,228

Jacobs Engineering Group, Inc.(b)	49,499	2,287,844

Quanta Services, Inc.(b)	94,241	1,969,637

		6,735,709

Construction & Farm Machinery & Heavy Trucks–1.08%
Caterpillar Inc.	22,597	2,580,803

Cummins Inc.	22,572	2,721,506

Deere & Co.	26,755	2,218,792

Joy Global Inc.	26,214	2,279,570

PACCAR Inc.	54,405	2,503,174

		12,303,845

Construction Materials–0.20%
Vulcan Materials Co.	50,814	2,264,272

Consumer Electronics–0.24%
Harman International Industries, Inc.	56,173	2,759,779

Consumer Finance–0.82%
American Express Co.	42,034	2,223,178

Capital One Financial Corp.	45,415	2,297,999

Discover Financial Services	81,327	2,440,623

SLM Corp.	146,948	2,315,901

		9,277,701

Data Processing & Outsourced Services–1.77%
Automatic Data Processing, Inc.	38,092	2,069,157

Computer Sciences Corp.	75,995	2,413,601

Fidelity National Information Services, Inc.	77,520	2,459,710

Fiserv, Inc.(b)	34,312	2,274,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

MasterCard, Inc.–Class A	5,441	$2,285,220

Paychex, Inc.	66,595	2,084,423

Total System Services, Inc.	102,580	2,244,450

Visa Inc.–Class A	20,223	2,353,351

Western Union Co.	110,830	1,936,200

		20,120,998

Department Stores–1.06%
JC Penney Co., Inc.	60,372	2,390,731

Kohl’s Corp.	40,363	2,005,234

Macy’s, Inc.	63,505	2,411,285

Nordstrom, Inc.	41,900	2,246,678

Sears Holdings Corp.(b)	42,690	2,973,785

		12,027,713

Distillers & Vintners–0.57%
Beam Inc.	40,092	2,208,268

Brown-Forman Corp.–Class B	25,351	2,069,909

Constellation Brands, Inc.–Class A(b)	100,900	2,203,656

		6,481,833

Distributors–0.19%
Genuine Parts Co.	33,858	2,122,219

Diversified Banks–0.61%
Comerica, Inc.	79,650	2,364,809

U.S. Bancorp	75,790	2,228,226

Wells Fargo & Co.	75,849	2,373,315

		6,966,350

Diversified Chemicals–1.08%
Dow Chemical Co. (The)	74,755	2,505,040

E. I. du Pont de Nemours and Co.	44,806	2,278,385

Eastman Chemical Co.	53,635	2,903,263

FMC Corp.	23,322	2,308,178

PPG Industries, Inc.	24,366	2,223,398

		12,218,264

Diversified Metals & Mining–0.37%
Freeport-McMoRan Copper & Gold Inc.	53,273	2,267,299

Titanium Metals Corp.	132,609	1,944,048

		4,211,347

Diversified REIT’s–0.19%
Vornado Realty Trust	26,546	2,169,605

Diversified Support Services–0.40%
Cintas Corp.	64,566	2,489,665

Iron Mountain Inc.	65,337	2,028,714

		4,518,379

Drug Retail–0.38%
CVS Caremark Corp.	52,478	2,366,758

Walgreen Co.	57,737	1,914,559

		4,281,317

Education Services–0.33%
Apollo Group, Inc.–Class A(b)	39,292	1,675,411

DeVry, Inc.	57,788	2,053,208

		3,728,619

Electric Utilities–2.24%
American Electric Power Co., Inc.	49,686	1,868,690

Duke Energy Corp.	93,792	1,962,129

Edison International	50,141	2,099,404

Entergy Corp.	27,506	1,832,725

Exelon Corp.	45,998	1,797,142

FirstEnergy Corp.	45,373	2,009,570

NextEra Energy, Inc.	34,051	2,026,375

Northeast Utilities	56,723	2,036,356

Pepco Holdings, Inc.	101,733	1,977,689

Pinnacle West Capital Corp.	42,260	1,987,488

PPL Corp.	68,565	1,957,531

Progress Energy, Inc.	36,688	1,947,399

Southern Co. (The)	44,233	1,954,656

		25,457,154

Electrical Components & Equipment–0.77%
Cooper Industries PLC (Ireland)	38,122	2,333,829

Emerson Electric Co.	40,108	2,017,833

Rockwell Automation, Inc.	27,425	2,193,452

Roper Industries, Inc.	23,718	2,170,671

		8,715,785

Electronic Components–0.41%
Amphenol Corp.–Class A	47,346	2,649,482

Corning Inc.	150,655	1,964,541

		4,614,023

Electronic Equipment & Instruments–0.18%
FLIR Systems, Inc.	78,259	2,048,038

Electronic Manufacturing Services–0.65%
Jabil Circuit, Inc.	101,471	2,620,996

Molex Inc.	86,581	2,346,345

TE Connectivity Ltd.	64,714	2,365,297

		7,332,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Environmental & Facilities Services–0.59%
Republic Services, Inc.	74,473	$2,221,530

Stericycle, Inc.(b)	25,755	2,234,761

Waste Management, Inc.	63,566	2,223,539

		6,679,830

Fertilizers & Agricultural Chemicals–0.65%
CF Industries Holdings, Inc.	15,170	2,821,620

Monsanto Co.	28,918	2,237,675

Mosaic Co. (The)	40,950	2,364,862

		7,424,157

Food Distributors–0.18%
Sysco Corp.	68,185	2,006,003

Food Retail–0.72%
Kroger Co. (The)	83,111	1,977,211

Safeway Inc.	95,798	2,054,867

SUPERVALU Inc.	263,095	1,718,010

Whole Foods Market, Inc.	29,784	2,404,760

		8,154,848

Footwear–0.20%
NIKE, Inc.–Class B	21,037	2,270,313

Gas Utilities–0.34%
AGL Resources Inc.	48,051	1,915,794

ONEOK, Inc.	24,013	1,984,434

		3,900,228

General Merchandise Stores–0.74%
Big Lots, Inc.(b)	53,811	2,359,612

Dollar Tree, Inc.(b)	23,793	2,105,918

Family Dollar Stores, Inc.	34,021	1,836,794

Target Corp.	37,749	2,139,991

		8,442,315

Gold–0.17%
Newmont Mining Corp.	31,690	1,882,386

Health Care Distributors–0.73%
AmerisourceBergen Corp.	53,621	2,002,744

Cardinal Health, Inc.	48,133	1,999,926

McKesson Corp.	25,360	2,117,814

Patterson Cos. Inc.	69,021	2,203,150

		8,323,634

Health Care Equipment–2.60%
Baxter International Inc.	40,984	2,382,400

Becton, Dickinson and Co.	27,891	2,125,852

Boston Scientific Corp.(b)	383,382	2,384,636

C.R. Bard, Inc.	22,870	2,141,089

CareFusion Corp.(b)	81,902	2,113,891

Covidien PLC (Ireland)	45,467	2,375,651

Edwards Lifesciences Corp.(b)	29,240	2,138,321

Intuitive Surgical, Inc.(b)	4,560	2,332,987

Medtronic, Inc.	55,823	2,127,973

St. Jude Medical, Inc.	59,804	2,518,945

Stryker Corp.	42,644	2,287,424

Varian Medical Systems, Inc.(b)	31,184	2,034,756

Zimmer Holdings, Inc.	41,467	2,519,120

		29,483,045

Health Care Facilities–0.22%
Tenet Healthcare Corp.(b)	445,833	2,518,956

Health Care Services–1.00%
DaVita, Inc.(b)	26,575	2,300,066

Express Scripts, Inc.(b)	45,279	2,414,729

Laboratory Corp. of America Holdings(b)	24,139	2,169,855

Medco Health Solutions, Inc.(b)	36,070	2,437,971

Quest Diagnostics Inc.	35,038	2,033,956

		11,356,577

Health Care Supplies–0.19%
DENTSPLY International Inc.	56,854	2,199,113

Health Care Technology–0.23%
Cerner Corp.(b)	34,969	2,581,761

Home Entertainment Software–0.14%
Electronic Arts Inc.(b)	97,432	1,591,065

Home Furnishings–0.18%
Leggett & Platt, Inc.	90,518	2,048,422

Home Improvement Retail–0.40%
Home Depot, Inc. (The)	48,752	2,319,133

Lowe’s Cos., Inc.	78,759	2,235,180

		4,554,313

Homebuilding–0.69%
D.R. Horton, Inc.	164,214	2,354,829

Lennar Corp.–Class A	104,985	2,454,549

PulteGroup Inc.(b)	342,115	3,017,454

		7,826,832

Homefurnishing Retail–0.17%
Bed Bath & Beyond, Inc.(b)	32,187	1,922,851

Hotels, Resorts & Cruise Lines–0.80%
Carnival Corp.	58,180	1,762,272

Marriott International Inc.–Class A	68,997	2,434,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–(continued)

Starwood Hotels & Resorts Worldwide, Inc.	43,385	$2,338,452

Wyndham Worldwide Corp.	56,560	2,488,074

		9,023,012

Household Appliances–0.28%
Whirlpool Corp.	42,250	3,192,833

Household Products–0.72%
Clorox Co. (The)	30,315	2,049,597

Colgate-Palmolive Co.	21,921	2,042,599

Kimberly-Clark Corp.	27,645	2,014,768

Procter & Gamble Co. (The)	30,250	2,042,480

		8,149,444

Housewares & Specialties–0.21%
Newell Rubbermaid Inc.	131,459	2,405,700

Human Resource & Employment Services–0.18%
Robert Half International, Inc.	72,687	2,066,491

Hypermarkets & Super Centers–0.36%
Costco Wholesale Corp.	23,865	2,053,822

Wal-Mart Stores, Inc.	33,817	1,997,908

		4,051,730

Independent Power Producers & Energy Traders–0.53%
AES Corp. (The)(b)	171,355	2,323,574

Constellation Energy Group Inc.	50,579	1,833,995

NRG Energy, Inc.(b)	107,622	1,840,336

		5,997,905

Industrial Conglomerates–0.79%
3M Co.	24,984	2,188,599

Danaher Corp.	42,496	2,245,064

General Electric Co.	115,847	2,206,885

Tyco International Ltd.	43,927	2,276,297

		8,916,845

Industrial Gases–0.56%
Air Products & Chemicals, Inc.	23,873	2,154,299

Airgas, Inc.	25,738	2,119,010

Praxair, Inc.	18,989	2,069,801

		6,343,110

Industrial Machinery–2.07%
Dover Corp.	35,100	2,247,102

Eaton Corp.	46,707	2,437,638

Flowserve Corp.	20,202	2,395,351

Illinois Tool Works Inc.	42,838	2,385,648

Ingersoll-Rand PLC (Ireland)	64,292	2,563,965

Pall Corp.	34,815	2,209,012

Parker Hannifin Corp.	26,266	2,358,949

Snap-on, Inc.	39,736	2,429,062

Stanley Black & Decker Inc.	31,228	2,398,310

Xylem, Inc.	79,876	2,075,179

		23,500,216

Industrial REIT’s–0.21%
Prologis, Inc.	71,630	2,411,066

Insurance Brokers–0.36%
Aon Corp.	43,927	2,056,223

Marsh & McLennan Cos., Inc.	64,778	2,021,073

		4,077,296

Integrated Oil & Gas–1.19%
Chevron Corp.	19,537	2,131,877

ConocoPhillips	28,809	2,205,329

Exxon Mobil Corp.	24,582	2,126,343

Hess Corp.	36,283	2,355,492

Murphy Oil Corp.	37,757	2,414,183

Occidental Petroleum Corp.	22,073	2,303,759

		13,536,983

Integrated Telecommunication Services–0.90%
AT&T Inc.	68,303	2,089,389

CenturyLink Inc.	55,886	2,249,411

Frontier Communications Corp.	400,524	1,838,405

Verizon Communications Inc.	50,814	1,936,522

Windstream Corp.	170,171	2,055,666

		10,169,393

Internet Retail–1.10%
Amazon.com, Inc.(b)	10,871	1,953,410

Expedia, Inc.	74,857	2,548,881

Netflix Inc.(b)	28,223	3,125,133

Priceline.com Inc.(b)	4,311	2,703,083

TripAdvisor Inc.(b)	65,647	2,115,803

		12,446,310

Internet Software & Services–0.97%
Akamai Technologies, Inc.(b)	73,942	2,661,912

eBay Inc.(b)	64,821	2,316,703

Google Inc.–Class A(b)	3,148	1,946,251

VeriSign, Inc.	56,756	2,097,134

Yahoo! Inc.(b)	131,723	1,953,452

		10,975,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Investment Banking & Brokerage–0.88%
Charles Schwab Corp. (The)	181,620	$2,520,886

E*TRADE Financial Corp.(b)	255,257	2,458,125

Goldman Sachs Group, Inc. (The)	21,870	2,518,112

Morgan Stanley	131,547	2,438,881

		9,936,004

IT Consulting & Other Services–0.97%
Accenture PLC–Class A (Ireland)	36,390	2,166,661

Cognizant Technology Solutions Corp.–Class A(b)	30,089	2,134,815

International Business Machines Corp.	10,734	2,111,700

SAIC, Inc.(b)	161,920	1,978,662

Teradata Corp.(b)	39,986	2,661,068

		11,052,906

Leisure Products–0.38%
Hasbro, Inc.	57,923	2,045,841

Mattel, Inc.	70,503	2,287,117

		4,332,958

Life & Health Insurance–1.47%
Aflac, Inc.	48,168	2,275,938

Lincoln National Corp.	106,460	2,644,466

MetLife, Inc.	65,185	2,512,882

Principal Financial Group, Inc.	83,712	2,315,474

Prudential Financial, Inc.	40,993	2,507,132

Torchmark Corp.	46,762	2,265,151

Unum Group	95,752	2,207,084

		16,728,127

Life Sciences Tools & Services–1.13%
Agilent Technologies, Inc.	58,893	2,568,913

Life Technologies Corp.(b)	50,670	2,397,198

PerkinElmer, Inc.	106,116	2,865,132

Thermo Fisher Scientific, Inc.	44,949	2,545,012

Waters Corp.(b)	27,517	2,465,523

		12,841,778

Managed Health Care–1.12%
Aetna Inc.	48,788	2,281,327

CIGNA Corp.	46,497	2,050,983

Coventry Health Care, Inc.(b)	63,958	2,090,787

Humana Inc.	23,251	2,025,162

UnitedHealth Group Inc.	40,215	2,241,986

WellPoint, Inc.	30,339	1,991,148

		12,681,393

Metal & Glass Containers–0.43%
Ball Corp.	56,903	2,280,672

Owens-Illinois, Inc.(b)	107,740	2,574,986

		4,855,658

Motorcycle Manufacturers–0.22%
Harley-Davidson, Inc.	53,708	2,501,719

Movies & Entertainment–0.79%
News Corp.–Class A	116,052	2,305,953

Time Warner Inc.	56,969	2,119,817

Viacom Inc.–Class B	46,084	2,194,520

Walt Disney Co. (The)	55,792	2,342,706

		8,962,996

Multi-Line Insurance–1.07%
American International Group, Inc.(b)	84,357	2,464,912

Assurant, Inc.	50,001	2,123,542

Genworth Financial Inc.–Class A(b)	314,789	2,861,432

Hartford Financial Services Group, Inc. (The)	125,835	2,606,043

Loews Corp.	53,316	2,086,788

		12,142,717

Multi-Sector Holdings–0.22%
Leucadia National Corp.	89,409	2,547,262

Multi-Utilities–2.66%
Ameren Corp.	62,143	1,992,926

CenterPoint Energy, Inc.	102,527	1,998,251

CMS Energy Corp.	94,421	2,021,554

Consolidated Edison, Inc.	32,963	1,915,150

Dominion Resources, Inc.	38,905	1,963,535

DTE Energy Co.	38,307	2,068,195

Integrys Energy Group, Inc.	38,114	1,983,071

NiSource Inc.	87,464	2,099,136

PG&E Corp.	49,289	2,054,366

Public Service Enterprise Group Inc.	62,977	1,938,432

SCANA Corp.	46,063	2,072,835

Sempra Energy	37,292	2,209,178

TECO Energy, Inc.	107,505	1,929,715

Wisconsin Energy Corp.	58,928	2,008,266

Xcel Energy, Inc.	74,614	1,976,525

		30,231,135

Office Electronics–0.18%
Xerox Corp.	247,249	2,034,859

Office REIT’s–0.18%
Boston Properties, Inc.	20,534	2,085,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Office Services & Supplies–0.36%
Avery Dennison Corp.	71,735	$2,187,917

Pitney Bowes Inc.	107,446	1,947,996

		4,135,913

Oil & Gas Drilling–1.08%
Diamond Offshore Drilling, Inc.	36,296	2,485,187

Helmerich & Payne, Inc.	35,326	2,165,484

Nabors Industries Ltd. (Bermuda)(b)	117,716	2,563,855

Noble Corp. (Switzerland)(b)	64,397	2,587,471

Rowan Cos., Inc.(b)	65,971	2,432,351

		12,234,348

Oil & Gas Equipment & Services–1.19%
Baker Hughes Inc.	42,904	2,157,213

Cameron International Corp.(b)	41,441	2,308,678

FMC Technologies, Inc.(b)	39,881	2,011,199

Halliburton Co.	62,045	2,270,227

National Oilwell Varco Inc.	30,070	2,481,677

Schlumberger Ltd.	29,450	2,285,614

		13,514,608

Oil & Gas Exploration & Production–3.12%
Anadarko Petroleum Corp.	27,015	2,272,502

Apache Corp.	22,205	2,396,586

Cabot Oil & Gas Corp.	53,136	1,853,384

Chesapeake Energy Corp.	85,752	2,143,800

Denbury Resources Inc.(b)	131,899	2,626,109

Devon Energy Corp.	32,597	2,389,686

EOG Resources, Inc.	20,173	2,296,898

EQT Corp.	36,263	1,922,664

Marathon Oil Corp.	71,970	2,439,063

Newfield Exploration Co.(b)	53,244	1,916,784

Noble Energy, Inc.	21,880	2,136,582

Pioneer Natural Resources Co.	23,520	2,578,733

QEP Resources Inc.	68,256	2,330,260

Range Resources Corp.	32,733	2,084,437

Southwestern Energy Co.(b)	58,840	1,945,250

WPX Energy Inc.(b)	112,228	2,038,061

		35,370,799

Oil & Gas Refining & Marketing–0.85%
Marathon Petroleum Corp.	61,657	2,561,848

Sunoco, Inc.	60,544	2,338,815

Tesoro Corp.(b)	89,166	2,365,574

Valero Energy Corp.	96,032	2,351,824

		9,618,061

Oil & Gas Storage & Transportation–0.58%
El Paso Corp.	78,885	2,193,792

Spectra Energy Corp.	67,003	2,102,554

Williams Cos., Inc. (The)	77,845	2,326,009

		6,622,355

Other Diversified Financial Services–0.70%
Bank of America Corp.	378,958	3,020,295

Citigroup Inc.	75,703	2,522,424

JPMorgan Chase & Co.	61,792	2,424,718

		7,967,437

Packaged Foods & Meats–2.50%
Campbell Soup Co.	60,225	2,006,697

ConAgra Foods, Inc.	77,428	2,032,485

Dean Foods Co.(b)	183,822	2,253,658

General Mills, Inc.	49,611	1,900,597

H.J. Heinz Co.	37,201	1,960,865

Hershey Co. (The)	33,174	2,013,662

Hormel Foods Corp.	68,925	1,962,295

J M Smucker Co. (The)	25,671	1,933,540

Kellogg Co.	40,404	2,115,149

Kraft Foods Inc.–Class A	54,003	2,055,894

McCormick & Co., Inc.	40,413	2,038,836

Mead Johnson Nutrition Co.	27,023	2,101,038

Sara Lee Corp.	106,980	2,166,345

Tyson Foods, Inc.–Class A	96,739	1,829,334

		28,370,395

Paper Packaging–0.38%
Bemis Co., Inc.	67,277	2,110,480

Sealed Air Corp.	113,121	2,220,565

		4,331,045

Paper Products–0.40%
International Paper Co.	70,909	2,492,451

MeadWestvaco Corp.	68,446	2,072,545

		4,564,996

Personal Products–0.38%
Avon Products, Inc.	117,857	2,202,747

Estee Lauder Cos. Inc. (The)–Class A	36,450	2,133,783

		4,336,530

Pharmaceuticals–2.18%
Abbott Laboratories	35,899	2,032,242

Allergan, Inc.	23,554	2,110,203

Bristol-Myers Squibb Co.	57,585	1,852,510

Eli Lilly & Co.	48,620	1,907,849

Forest Laboratories, Inc.(b)	67,880	2,207,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Pharmaceuticals–(continued)

Hospira, Inc.(b)	68,138	$2,427,076

Johnson & Johnson	30,646	1,994,442

Merck & Co., Inc.	54,360	2,074,921

Mylan Inc.(b)	94,376	2,212,173

Perrigo Co.	20,070	2,068,414

Pfizer Inc.(d)	93,703	1,977,133

Watson Pharmaceuticals, Inc.(b)	32,776	1,911,496

		24,775,917

Property & Casualty Insurance–1.51%
ACE Ltd. (Switzerland)	29,525	2,117,238

Allstate Corp. (The)	74,529	2,342,446

Berkshire Hathaway Inc.–Class B(b)	26,228	2,057,587

Chubb Corp. (The)	29,245	1,987,490

Cincinnati Financial Corp.	65,729	2,311,689

Progressive Corp. (The)	105,547	2,260,817

Travelers Cos., Inc. (The)	34,401	1,994,226

XL Group PLC (Ireland)	100,232	2,084,825

		17,156,318

Publishing–0.58%
Gannett Co., Inc.	152,521	2,263,412

McGraw-Hill Cos., Inc. (The)	46,095	2,145,261

Washington Post Co. (The)–Class B	5,569	2,193,629

		6,602,302

Railroads–0.54%
CSX Corp.	96,549	2,028,494

Norfolk Southern Corp.	28,223	1,944,565

Union Pacific Corp.	19,729	2,175,122

		6,148,181

Real Estate Services–0.21%
CB Richard Ellis Group, Inc.–Class A(b)	131,022	2,401,633

Regional Banks–2.12%
BB&T Corp.	81,936	2,396,628

Fifth Third Bancorp	163,262	2,221,996

First Horizon National Corp.	265,577	2,496,424

Huntington Bancshares Inc.	387,148	2,262,880

KeyCorp	274,454	2,223,077

M&T Bank Corp.	27,086	2,210,759

PNC Financial Services Group, Inc.	35,769	2,128,971

Regions Financial Corp.	493,880	2,844,749

SunTrust Banks, Inc.	119,573	2,745,396

Zions Bancorp.	130,762	2,484,478

		24,015,358

Research & Consulting Services–0.40%
Dun & Bradstreet Corp. (The)	27,844	2,301,307

Equifax Inc.	52,228	2,195,665

		4,496,972

Residential REIT’s–0.55%
Apartment Investment & Management Co.–Class A	90,393	2,245,362

AvalonBay Communities, Inc.	15,280	1,981,358

Equity Residential	35,282	2,007,193

		6,233,913

Restaurants–0.99%
Chipotle Mexican Grill, Inc.(b)	6,188	2,414,682

Darden Restaurants, Inc.	45,114	2,300,363

McDonald’s Corp.	20,212	2,006,647

Starbucks Corp.	45,321	2,200,788

Yum! Brands, Inc.	34,151	2,262,162

		11,184,642

Retail REIT’s–0.39%
Kimco Realty Corp.	122,168	2,245,448

Simon Property Group, Inc.	15,976	2,164,428

		4,409,876

Semiconductor Equipment–0.81%
Applied Materials, Inc.	190,762	2,334,927

KLA-Tencor Corp.	42,801	2,071,568

Novellus Systems, Inc.(b)	49,043	2,279,519

Teradyne, Inc.(b)	149,286	2,451,276

		9,137,290

Semiconductors–2.77%
Advanced Micro Devices, Inc.(b)	384,129	2,823,348

Altera Corp.	57,805	2,222,602

Analog Devices, Inc.	57,686	2,261,868

Broadcom Corp.–Class A(b)	68,613	2,548,973

First Solar, Inc.(b)	61,754	1,994,654

Intel Corp.(d)	84,829	2,280,204

Linear Technology Corp.	68,020	2,277,310

LSI Corp.(b)	363,575	3,126,745

Microchip Technology Inc.	57,151	2,061,437

Micron Technology, Inc.(b)	346,933	2,966,277

NVIDIA Corp.(b)	145,860	2,209,779

Texas Instruments Inc.	68,684	2,290,611

Xilinx, Inc.	63,139	2,331,723

		31,395,531

Soft Drinks–0.71%
Coca-Cola Co. (The)	29,219	2,041,239

Coca-Cola Enterprises, Inc.	76,437	2,209,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Soft Drinks–(continued)

Dr. Pepper Snapple Group, Inc.	50,774	$1,931,951

PepsiCo, Inc.	30,451	1,916,586

		8,098,805

Specialized Consumer Services–0.18%
H&R Block, Inc.	128,293	2,091,176

Specialized Finance–1.00%
CME Group Inc.	8,142	2,357,028

IntercontinentalExchange Inc.(b)	16,744	2,310,002

Moody’s Corp.	60,446	2,333,820

NASDAQ OMX Group, Inc. (The)(b)	82,004	2,159,985

NYSE Euronext	75,126	2,236,501

		11,397,336

Specialized REIT’s–1.51%
American Tower Corp.	33,319	2,085,103

HCP, Inc.	50,514	1,995,303

Health Care REIT, Inc.	37,865	2,061,371

Host Hotels & Resorts Inc.	141,972	2,240,318

Plum Creek Timber Co., Inc.	55,902	2,189,122

Public Storage	15,348	2,057,707

Ventas, Inc.	37,250	2,083,020

Weyerhaeuser Co.	117,998	2,464,978

		17,176,922

Specialty Chemicals–0.79%
Ecolab Inc.	36,011	2,160,660

International Flavors & Fragrances Inc.	37,975	2,165,715

Sherwin-Williams Co. (The)	23,281	2,401,435

Sigma-Aldrich Corp.	31,204	2,240,135

		8,967,945

Specialty Stores–0.36%
Staples, Inc.	139,956	2,051,755

Tiffany & Co.	31,473	2,046,060

		4,097,815

Steel–0.72%
Allegheny Technologies, Inc.	44,074	1,933,526

Cliffs Natural Resources Inc.	30,813	1,956,009

Nucor Corp.	50,540	2,200,006

United States Steel Corp.	76,171	2,073,375

		8,162,916

Systems Software–1.20%
BMC Software, Inc.(b)	59,408	2,224,235

CA, Inc.	97,941	2,647,345

Microsoft Corp.(d)	75,790	2,405,575

Oracle Corp.	67,462	1,974,613

Red Hat, Inc.(b)	41,363	2,045,814

Symantec Corp.(b)	127,463	2,273,940

		13,571,522

Thrifts & Mortgage Finance–0.37%
Hudson City Bancorp, Inc.	328,430	2,249,745

People’s United Financial Inc.	158,661	1,997,542

		4,247,287

Tires & Rubber–0.16%
Goodyear Tire & Rubber Co. (The)(b)	145,108	1,866,089

Tobacco–0.76%
Altria Group, Inc.	67,624	2,035,482

Lorillard, Inc.	18,240	2,390,899

Philip Morris International Inc.	26,065	2,176,949

Reynolds American Inc.	48,464	2,032,096

		8,635,426

Trading Companies & Distributors–0.42%
Fastenal Co.	47,575	2,506,251

W.W. Grainger, Inc.	11,009	2,286,900

		4,793,151

Trucking–0.18%
Ryder System, Inc.	38,820	2,066,389

Wireless Telecommunication Services–0.41%
MetroPCS Communications, Inc.(b)	236,564	2,436,609

Sprint Nextel Corp.(b)	875,814	2,163,261

		4,599,870

Total Common Stocks & Other Equity Interests (Cost $572,959,885)		1,115,641,728

Money Market Funds–1.67%
Liquid Assets Portfolio–Institutional Class(e)	9,449,458	9,449,458

Premier Portfolio–Institutional Class(e)	9,449,459	9,449,459

Total Money Market Funds (Cost $18,898,917)		18,898,917

TOTAL INVESTMENTS–99.97% (Cost $591,858,802)		1,134,540,645

OTHER ASSETS LESS LIABILITIES–0.03%		314,956

NET ASSETS–100.00%		$1,134,855,601

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Equally-Weighted S&P 500 Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By sector, based on Net Assets
as of February 29, 2012

Financials	16.3%

Consumer Discretionary	16.2

Information Technology	14.2

Industrials	12.0

Health Care	10.2

Energy	8.5

Consumer Staples	7.6

Materials	6.2

Utilities	5.8

Telecommunication Services	1.3

Money Market Funds Plus Other Assets Less Liabilities	1.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $571,102,279)	$1,113,104,785

Investments in affiliates (Cost $20,756,523)	21,435,860

Total investments, at value (Cost $591,858,802)	1,134,540,645

Receivable for:
Fund shares sold	1,643,413

Dividends	1,952,275

Investment for trustee deferred compensation and retirement plans	10,501

Other assets	111,935

Total assets	1,138,258,769

Liabilities:
Payable for:
Fund shares reacquired	2,335,197

Variation margin	104,170

Accrued fees to affiliates	715,057

Accrued other operating expenses	136,839

Trustee deferred compensation and retirement plans	111,905

Total liabilities	3,403,168

Net assets applicable to shares outstanding	$1,134,855,601

Net assets consist of:
Shares of beneficial interest	$625,482,236

Undistributed net investment income	2,213,269

Undistributed net realized gain (loss)	(35,932,790)

Unrealized appreciation	543,092,886

$1,134,855,601

Net Assets:
Class A	$733,146,862

Class B	$62,281,226

Class C	$78,119,204

Class R	$4,796,061

Class Y	$256,512,248

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	22,211,166

Class B	1,883,006

Class C	2,435,890

Class R	145,530

Class Y	7,724,132

Class A:
Net asset value per share	$33.01

Maximum offering price per share
(Net asset value of $33.01 divided by 94.50%)	$34.93

Class B:
Net asset value and offering price per share	$33.08

Class C:
Net asset value and offering price per share	$32.07

Class R:
Net asset value and offering price per share	$32.96

Class Y:
Net asset value and offering price per share	$33.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends	$9,991,793

Dividends from affiliates	33,175

Total investment income	10,024,968

Expenses:
Advisory fees	601,284

Administrative services fees	135,137

Custodian fees	33,595

Distribution fees:
Class A	803,313

Class B	342,053

Class C	348,857

Class R	5,504

Transfer agent fees	673,382

Trustees’ and officers’ fees and benefits	40,487

Other	216,645

Total expenses	3,200,257

Less: Fees waived and expense offset arrangement(s)	(9,106)

Net expenses	3,191,151

Net investment income	6,833,817

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	20,520,132

Futures contracts	2,504,689

23,024,821

Change in net unrealized appreciation (depreciation) of:
Investment securities	93,294,483

Futures contracts	(260,854)

93,033,629

Net realized and unrealized gain	116,058,450

Net increase in net assets resulting from operations	$122,892,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$6,833,817	$12,202,732

Net realized gain	23,024,821	74,515,602

Change in net unrealized appreciation	93,033,629	88,290,896

Net increase in net assets resulting from operations	122,892,267	175,009,230

Distributions to shareholders from net investment income:
Class A	(11,216,679)	(8,801,770)

Class B	(345,338)	(420,658)

Class C	(365,463)	(250,401)

Class R	(19,599)	(1,842)

Class Y	(4,510,536)	(2,834,438)

Total distributions from net investment income	(16,457,615)	(12,309,109)

Share transactions–net:
Class A	25,723,740	(18,582,780)

Class B	(22,491,323)	(55,334,686)

Class C	2,469,564	1,679,975

Class R	3,278,867	995,638

Class Y	55,239,389	(6,087,350)

Net increase (decrease) in net assets resulting from share transactions	64,220,237	(77,329,203)

Net increase in net assets	170,654,889	85,370,918

Net assets:
Beginning of period	964,200,712	878,829,794

End of period (includes undistributed net investment income of $2,213,269 and $11,837,067, respectively)	$1,134,855,601	$964,200,712

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R and Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

16        Invesco Equally-Weighted S&P 500 Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

17        Invesco Equally-Weighted S&P 500 Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.75%, 1.50%, 1.50%, 1.00% and 0.50% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

18        Invesco Equally-Weighted S&P 500 Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $8,825.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the six months ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $9,864 in front-end sales commissions from the sale of Class A shares and $13,991 and $2,437 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,134,540,645	$—	$—	$1,134,540,645

Futures*	411,043	—	—	411,043

Total Investments	$1,134,951,688	$—	$—	$1,134,951,688

*	Unrealized appreciation.

19        Invesco Equally-Weighted S&P 500 Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$411,043	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the six months ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Equity Risk	$2,504,689

Change in Unrealized Appreciation (Depreciation)
Equity risk	(260,854)

Total	$2,243,835

*	The average notional value of futures outstanding during the period was $15,569,663.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

S&P 500 E-Mini	301	March-2012	$20,534,220	$411,043

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the six months ended February 29, 2012.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	08/31/11	at Cost	from Sales	Appreciation	Gain (Loss)	02/29/12	Income

Invesco, Ltd.	$1,615,707	$389,164	$(128,869)	$706,353	$(45,412)	$2,536,943	$25,111

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $281.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $578 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be

20        Invesco Equally-Weighted S&P 500 Fund

compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Total

August 31, 2017	$23,943,880

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $180,826,433 and $134,115,824, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$519,406,044

Aggregate unrealized (depreciation) of investment securities	(10,746,566)

Net unrealized appreciation of investment securities	$508,659,478

Cost of investments for tax purposes is $625,881,167.

21        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	2,533,875	$77,353,232	3,133,592	$98,814,686

Class B	23,824	729,041	127,382	3,844,372

Class C	294,431	8,698,778	634,600	19,144,631

Class R	114,539	3,523,776	35,762	1,125,853

Class Y	2,615,309	80,003,245	2,142,366	68,697,799

Issued as reinvestment of dividends:
Class A	326,598	9,824,076	257,336	7,789,564

Class B	10,380	313,479	12,636	382,126

Class C	11,418	334,337	7,811	229,099

Class R	648	19,471	52	1,575

Class Y	133,786	4,047,035	83,013	2,528,575

Automatic conversion of Class B shares to Class A shares:
Class A	539,227	16,696,456	1,120,505	34,961,343

Class B	(540,131)	(16,696,456)	(1,126,176)	(34,961,343)

Reacquired:
Class A	(2,584,224)	(78,150,024)	(5,164,472)	(160,148,373)

Class B	(226,946)	(6,837,387)	(804,551)	(24,599,841)

Class C	(223,249)	(6,563,551)	(586,530)	(17,693,755)

Class R	(9,169)	(264,380)	(4,437)	(131,790)

Class Y	(933,795)	(28,810,891)	(2,424,226)	(77,313,724)

Net increase (decrease) in share activity	2,086,521	$64,220,237	(2,555,337)	$(77,329,203)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22        Invesco Equally-Weighted S&P 500 Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 02/29/12	$29.89	$0.22	$3.42	$3.64	$(0.52)	$—	$(0.52)	$33.01	12.33%	$733,147	0.58	%(d)	0.58	%(d)	1.42	%(d)	13%
Year ended 08/31/11	25.26	0.39	4.65	5.04	(0.41)	—	(0.41)	29.89	19.91	639,478	0.56		0.56		1.26		22
Two months 08/31/10	24.74	0.08	0.44	0.52	—	—	—	25.26	2.10	556,910	0.65	(e)	0.65	(e)	1.81	(e)	0
Year ended 06/30/10	20.14	0.30	4.56	4.86	(0.26)	—	(0.26)	24.74	24.08	552,673	0.64		0.64		1.17		24
Year ended 08/31/09	33.39	0.37	(9.39)	(9.02)	(0.46)	(3.77)	(4.23)	20.14	(24.61)	486,937	0.75	(f)	0.75	(f)	1.62	(f)	39
Year ended 08/31/08	45.39	0.48	(7.81)	(7.33)	(0.48)	(4.19)	(4.67)	33.39	(17.31)	799,622	0.62	(f)	0.62	(f)	1.22	(f)	25
Year ended 08/31/07	40.04	0.45	7.54	7.99	(0.40)	(2.24)	(2.64)	45.39	20.44	1,070,820	0.62	(f)	0.62	(f)	1.05	(f)	14

Class B
Six months ended 02/29/12	29.70	0.10	3.43	3.53	(0.15)	—	(0.15)	33.08	11.94	62,281	1.34	(d)	1.34	(d)	0.66	(d)	13
Year ended 08/31/11	25.05	0.16	4.60	4.76	(0.11)	—	(0.11)	29.70	18.98	77,702	1.31		1.31		0.51		22
Two months 08/31/10	24.56	0.05	0.44	0.49	—	—	—	25.05	2.00	110,367	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	20.08	0.10	4.54	4.64	(0.16)	—	(0.16)	24.56	23.09	118,559	1.39		1.39		0.42		24
Year ended 08/31/09	33.02	0.20	(9.22)	(9.02)	(0.15)	(3.77)	(3.92)	20.08	(25.14)	155,328	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 08/31/08	44.85	0.18	(7.74)	(7.56)	(0.08)	(4.19)	(4.27)	33.02	(17.96)	352,174	1.37	(f)	1.37	(f)	0.47	(f)	25
Year ended 08/31/07	39.57	0.12	7.45	7.57	(0.05)	(2.24)	(2.29)	44.85	19.54	630,489	1.38	(f)	1.38	(f)	0.29	(f)	14

Class C
Six months ended 02/29/12	28.81	0.09	3.32	3.41	(0.15)	—	(0.15)	32.07	11.90	78,119	1.34	(d)	1.34	(d)	0.66	(d)	13
Year ended 08/31/11	24.29	0.16	4.47	4.63	(0.11)	—	(0.11)	28.81	19.04	67,788	1.31		1.31		0.51		22
Two months 08/31/10	23.82	0.04	0.43	0.47	—	—	—	24.29	1.97	55,797	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	19.49	0.10	4.42	4.52	(0.19)	—	(0.19)	23.82	23.15	56,462	1.39		1.39		0.42		24
Year ended 08/31/09	32.33	0.19	(9.06)	(8.87)	(0.20)	(3.77)	(3.97)	19.49	(25.17)	51,534	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 08/31/08	44.08	0.19	(7.58)	(7.39)	(0.17)	(4.19)	(4.36)	32.33	(17.89)	88,658	1.35	(f)	1.35	(f)	0.49	(f)	25
Year ended 08/31/07	38.97	0.14	7.33	7.47	(0.12)	(2.24)	(2.36)	44.08	19.53	124,080	1.34	(f)	1.34	(f)	0.33	(f)	14

Class R
Six months ended 02/29/12	29.77	0.25	3.56	3.81	(0.62)	—	(0.62)	32.96	12.17	4,796	0.84	(d)	0.84	(d)	1.16	(d)	13
Year ended 08/31/11	25.14	0.31	4.63	4.94	(0.31)	—	(0.31)	29.77	19.62	1,176	0.81		0.81		1.01		22
Two months 08/31/10	24.63	0.07	0.44	0.51	—	—	—	25.14	2.07	205	0.90	(e)	0.90	(e)	1.56	(e)	0
Year ended 06/30/10	20.10	0.23	4.56	4.79	(0.26)	—	(0.26)	24.63	23.78	208	0.89		0.89		0.92		24
Year ended 08/31/09	33.36	0.30	(9.35)	(9.05)	(0.44)	(3.77)	(4.21)	20.10	(24.78)	73	1.00	(f)	1.00	(f)	1.37	(f)	39
Year ended 08/31/08(g)	34.26	0.09	(0.99)	(0.90)	—	—	—	33.36	(2.63)	97	0.86	(e)(f)	0.86	(e)(f)	0.98	(e)(f)	25

Class Y
Six months ended 02/29/12	30.13	0.26	3.22	3.48	(0.40)	—	(0.40)	33.21	12.49	256,512	0.34	(d)	0.34	(d)	1.66	(d)	13
Year ended 08/31/11	25.47	0.47	4.68	5.15	(0.49)	—	(0.49)	30.13	20.19	178,056	0.31		0.31		1.51		22
Two months 08/31/10	24.94	0.09	0.44	0.53	—	—	—	25.47	2.12	155,551	0.40	(e)	0.40	(e)	2.06	(e)	0
Year ended 06/30/10	20.27	0.36	4.59	4.95	(0.28)	—	(0.28)	24.94	24.39	151,901	0.39		0.39		1.42		24
Year ended 08/31/09	33.62	0.43	(9.46)	(9.03)	(0.55)	(3.77)	(4.32)	20.27	(24.41)	148,051	0.50	(f)	0.50	(f)	1.87	(f)	39
Year ended 08/31/08	45.68	0.59	(7.87)	(7.28)	(0.59)	(4.19)	(4.78)	33.62	(17.11)	351,338	0.37	(f)	0.37	(f)	1.47	(f)	25
Year ended 08/31/07	40.28	0.56	7.58	8.14	(0.50)	(2.24)	(2.74)	45.68	20.72	537,295	0.38	(f)	0.38	(f)	1.29	(f)	14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $659,614, $68,787, $70,155, $2,214 and $206,877 for Class A, Class B, Class C, Class R and Class Y, shares, respectively.
(e)	Annualized.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is less than 0.005%.
(g)	Commencement date of March 31, 2008.

23        Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,123.30	$3.06	$1,021.98	$2.92	0.58%

B	1,000.00	1,119.40	7.06	1,018.20	6.72	1.34

C	1,000.00	1,119.40	7.06	1,018.20	6.72	1.34

R	1,000.00	1,121.70	4.43	1,020.69	4.22	0.84

Y	1,000.00	1,124.90	1.80	1,023.17	1.71	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

24        Invesco Equally-Weighted S&P 500 Fund

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Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-EWSP-SAR-1	Invesco Distributors, Inc.

Invesco Floating Rate Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: AFRAX ▪ C: AFRCX ▪ R: AFRRX ▪ Y: AFRYX ▪ Institutional: AFRIX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
23	Financial Statements
26	Notes to Financial Statements
33	Financial Highlights
34	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.65%

Class C Shares	6.55

Class R Shares	6.65

Class Y Shares	6.93

Institutional Class Shares	6.98

Barclays U.S. Aggregate Index▼ (Broad Market Index)	2.73

CS Leveraged Loan Index■ (Style-Specific Index)	5.41

S&P/LSTA Leveraged Loan Index[t] (Former Style-Specific Index)*	6.42

Lipper Loan Participation Funds Category Average▼ (Peer Group)	6.33

Source(s): ▼Lipper Inc.; ■Invesco, Bloomberg L.P.; [t]Invesco, Standard & Poor’s

*	The Fund has elected to use the Credit Suisse Leveraged Loan Index as its style-specific benchmark because it reflects the Fund’s investment style more appropriately than the S&P/LSTA Leveraged Loan Index.
The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
     The CS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated non-investment-grade loans.
     The S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over Libor for fully funded term loans.
     The Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco Floating Rate Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (5/1/97)		3.90%

10	Years	3.74

5	Years	1.81

1	Year	-0.31

Class C Shares

Inception (3/31/00)		3.20%

10	Years	3.58

5	Years	1.79

1	Year	0.86

Class R Shares

10	Years	3.87%

5	Years	2.13

1	Year	1.98

Class Y Shares

10	Years	4.07%

5	Years	2.45

1	Year	2.48

Institutional Class Shares

10	Years	4.22%

5	Years	2.69

1	Year	2.70
On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class A shares prior to that date is that of the Closed-End Fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares. The Closed-End Fund’s B-share performance reflects any applicable fee waivers or expense reimbursements.
     On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class C shares prior to that date is that of the Closed-End Fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares. The Closed-End Fund’s C-share performance reflects any applicable fee waivers or expense reimbursements.
     Class R shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/1/97)		3.74%

10	Years	3.55

5	Years	1.52

1	Year	-1.00

Class C Shares

Inception (3/31/00)		3.00%

10	Years	3.39

5	Years	1.51

1	Year	0.07

Class R Shares

10	Years	3.69%

5	Years	1.85

1	Year	1.31

Class Y Shares

10	Years	3.88%

5	Years	2.16

1	Year	1.80

Institutional Class Shares

10	Years	4.01%

5	Years	2.38

1	Year	1.88
includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 1.00%, 1.50%, 1.25%, 0.75% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

3 Invesco Floating Rate Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4 Invesco Floating Rate Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Senior Secured Floating Rate Interest Loans–91.96%(b)(c)
Advertising–0.36%
Advantage Sales & Marketing Inc., Second Lien Term Loan	9.25%	06/18/18	$318,170	$316,382

Affinion Group, Inc., Term Loan B	5.00%	10/10/16	2,696,561	2,543,207

Lamar Media Corp., Term Loan B	4.00%	12/30/16	129,085	129,344

				2,988,933

Aerospace & Defense–2.01%
Aero Technology Supply
Revolver Loan	11.25%	03/12/13	497,455	440,247

Term Loan	10.75%	03/12/15	1,374,572	1,106,531

Term Loan	11.25%	03/12/13	565,174	495,940

ARINC Inc., Second Lien Term Loan	6.25%	10/25/15	1,142,269	1,125,135

Dubai Aerospace Enterprise
Term Loan B1	5.56%	07/31/14	611,142	604,841

Term Loan B2	5.41-5.56%	07/31/14	585,008	578,977

DynCorp International LLC, Term Loan	6.25%	07/07/16	2,513,416	2,513,806

Hawker Beechcraft Corp., Term Loan	2.58%	03/26/14	964,893	721,561

IAP Worldwide Services, Inc., Term Loan B	9.25%	12/30/12	3,274,459	2,992,037

Sequa Corp.
Term Loan B	3.76-3.84%	12/03/14	3,614,686	3,592,600

Tranche 1 Term Loan	6.25%	12/03/14	979,877	988,040

SI Organization, Inc., Term Loan B	4.50%	11/22/16	663,150	642,148

Wyle Laboratories, Inc., Term Loan	5.75%	03/26/17	930,352	921,049

				16,722,912

Air Freight & Logistics–0.17%
CEVA Group PLC, Term Loan B	0.48-5.55%	08/31/16	1,476,033	1,377,330

Airlines–0.51%
Delta Air Lines, Inc.
Revolver Loan(d)	0%	03/28/13	1,500,000	1,455,750

Term Loan B	4.25%	03/07/16	1,617,796	1,567,240

Term Loan B	5.50%	04/20/17	1,200,103	1,178,021

				4,201,011

Alternative Carriers–1.67%
Level 3 Communications, Inc.
Term Loan	2.50-2.83%	03/13/14	13,903,226	13,725,960

Term Loan B	5.75%	09/01/18	181,224	182,979

				13,908,939

Aluminum–0.12%
Noranda Aluminum, Inc., Term Loan B	5.75%	02/28/19	1,034,484	1,037,303

Apparel Retail–0.51%
Destination Maternity Corp., Term Loan B (Acquired 03/09/07; Cost $63,201)	2.49-2.81%	03/13/13	63,201	62,569

J. Crew Group, Inc., Term Loan B	4.75%	03/07/18	4,226,517	4,149,425

				4,211,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Apparel, Accessories & Luxury Goods–0.35%
Levi Strauss & Co., Term Loan	2.49%	03/27/14	$3,000,000	$2,902,500

Application Software–0.03%
Sabre Holdings Corp., Term Loan B	2.24-2.55%	09/30/14	230,055	216,787

Auto Parts & Equipment–2.86%
DEI Holdings, Inc., Term Loan B	7.00-7.50%	07/13/17	1,892,751	1,864,360

Federal-Mogul Corp.
Delay Draw Term Loan C2	2.18-2.20%	12/27/15	1,141,232	1,095,868

Term Loan B	2.18-2.20%	12/27/14	1,355,856	1,301,960

Goodyear Tire & Rubber Co. (The), Second Lien Term Loan	1.75%	04/30/14	6,535,343	6,455,285

Key Safety Systems, Inc.
Revolver Loan(d)	0%	03/08/13	70,758	66,113

Revolver Loan	2.50%	03/08/13	1,929,242	1,802,607

Term Loan B	2.49-2.61%	03/08/14	3,314,912	3,200,979

Metaldyne, LLC, Term Loan B	5.25%	05/18/17	1,753,611	1,759,100

Schaeffler AG (Germany), Term Loan C2(e)	—	01/27/17	2,244,775	2,256,235

Tenneco, Inc., Term Loan B	4.69%	06/03/16	2,561,000	2,565,482

Veyance Technologies, Inc.
First Lien Delay Draw Term Loan	2.75%	07/31/14	187,440	178,162

First Lien Term Loan	2.75%	07/31/14	1,308,655	1,243,884

				23,790,035

Automobile Manufacturers–0.89%
General Motors Co. LLC, Revolver Loan(d)	0%	10/27/15	8,254,240	7,434,016

Automotive Retail–0.76%
KAR Holdings, Inc., Term Loan B	5.00%	05/19/17	6,283,989	6,291,058

Broadcasting–12.07%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	1,171,772	1,168,843

Atlantic Broadband, Inc., Term Loan B	4.00%	03/08/16	61,448	61,435

Barrington Broadcasting Group LLC, Term Loan	7.50%	06/14/17	326,197	328,914

Bresnan Communications, LLC, Term Loan B	4.50%	12/14/17	1,405,266	1,404,682

Cequel Communications, LLC, Term Loan(e)	—	02/14/19	4,689,731	4,651,088

Charter Communications, Inc.
Term Loan B1	2.24%	03/06/14	14,524	14,470

Term Loan C	3.83%	09/06/16	9,422,423	9,377,242

Clear Channel Communications, Inc.
Term Loan A(e)	—	07/30/14	984,266	933,296

Term Loan A	3.64%	07/30/14	5,916,127	5,609,760

Term Loan B	3.89%	01/29/16	8,834,100	7,287,161

CSC Holdings, Inc., Incremental Term Loan B2	1.99%	03/29/16	3,477,639	3,458,790

FoxCo Acquisition LLC, Term Loan B	4.75%	07/14/15	1,346,232	1,345,391

Gray Television Inc., Term Loan B	3.77%	12/31/14	101,428	100,620

Harron Communications, L.P., Term Loan B	5.25%	10/06/17	2,518,685	2,507,679

High Plains Broadcasting, LLC, Term Loan	9.00%	09/14/16	415,114	415,980

Intelsat, Ltd., Tranche B	5.25%	04/02/18	8,882,598	8,894,722

Kabel Deutschland (Germany), Term Loan F	4.25%	02/01/19	2,674,375	2,670,752

LIN TV Corp., Term Loan B	5.00%	12/21/18	701,036	706,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Broadcasting–(continued)

Local TV LLC, Term Loan B2	4.25%	05/07/15	$768,876	$766,953

Mediacom Communications Corp.
Term Loan D1	1.94%	01/31/15	1,971,099	1,902,111

Term Loan D2	1.94%	01/31/15	272,617	263,075

Term Loan E	4.50%	10/23/17	1,983,143	1,972,226

Term Loan F	4.50%	10/23/17	7,919,430	7,909,531

Midcontinent Communications, Term Loan	4.00%	12/31/16	77,564	76,497

NDS Group Ltd., Term Loan B	4.00%	03/10/18	1,677,760	1,665,177

NEP II, Inc., Term Loan B2	3.49%	02/16/17	4,127,406	4,020,775

Newport Television, LLC, Term Loan	9.00%	09/14/16	1,553,080	1,556,319

Raycom Media, Inc., Term Loan B	4.50%	05/31/17	2,123,579	2,092,617

TWCC Holding Corp., Term Loan B	4.25%	02/11/17	4,519,909	4,536,452

Univision Communications Inc., Extended Term Loan B1	4.49%	03/31/17	14,679,529	13,676,623

UPC Broadband Holding B.V.
Facility AB Term Loan	4.75%	12/29/17	483,492	484,278

Term Loan X	3.77%	12/31/17	5,500,000	5,424,375

WaveDivision Holdings, LLC, Term Loan B	2.48-2.53%	06/30/14	371,737	356,867

WOW!
First Lien Term Loan	2.75-4.75%	06/30/14	353,333	340,857

First Lien Term Loan A	6.76-8.75%	06/28/14	2,338,493	2,318,031

				100,299,883

Building Products–0.66%
Champion Window Manufacturing Inc., Term Loan	10.50%	12/31/13	1,134,955	933,500

Custom Building Products, Inc., Term Loan	5.75%	03/19/15	1,638,554	1,642,651

JMC Steel Group, Inc., Term Loan	4.75%	04/01/17	1,103,979	1,103,637

Nortek, Inc., Term Loan B	5.25-6.25%	04/26/17	1,704,088	1,697,697

United Subcontractors, Inc., Term Loan	4.58%	06/30/15	116,082	98,670

				5,476,155

Casinos & Gaming–5.15%
BLB Investors, LLC, Term Loan	8.50%	11/05/15	3,440,284	3,451,017

Boyd Gaming Corp.
Incremental Term Loan	6.00%	12/17/15	813,673	818,119

Revolver Loan(e)	—	12/17/15	3,058,319	2,802,185

Term Loan	3.74%	12/17/15	468,679	457,431

Caesars Entertainment Corporation
Term Loan B1	3.24%	01/28/15	4,161,934	3,909,887

Term Loan B2	3.24%	01/28/15	1,937,500	1,820,165

Term Loan B3	3.24-3.58%	01/28/15	10,604,158	9,961,970

Term Loan B6	5.49%	01/28/18	4,568,249	4,150,620

Cannery Casino
Delay Draw Term Loan	4.49%	05/18/13	1,950,234	1,885,389

Second Lien Term Loan	4.49%	05/18/14	1,084,000	1,002,700

Term Loan B	4.49%	05/18/13	1,967,028	1,901,624

CCM Merger Corp., Term Loan	7.00%	03/01/17	2,341,631	2,347,485

Isle of Capri Casinos, Inc., Term Loan B	4.75%	11/01/13	1,930,198	1,933,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Casinos & Gaming–(continued)

Las Vegas Sands Corp.
Delay Draw Term Loan 1	2.75%	11/23/16	$251	$244

Delay Draw Term Loan 2	2.75%	11/23/15	2,935,010	2,853,579

Term Loan B	2.75%	11/23/16	1,621,198	1,576,217

Penn National Gaming, Inc., Term Loan B	3.75%	07/16/18	1,869,613	1,877,138

				42,749,230

Coal & Consumable Fuels–0.40%
Oxbow Carbon LLC, Extended Term Loan B	3.74-4.08%	05/08/16	3,374,610	3,353,520

Commercial Printing–0.39%
Cenveo, Inc., Term Loan B	6.25%	12/21/16	3,250,824	3,246,761

Commodity Chemicals–0.71%
Houghton International, Inc., Term Loan B1	6.75%	01/29/16	1,885,430	1,894,857

Unifrax I LLC, Term Loan B	7.00%	11/28/18	2,443,502	2,472,494

Univar Corp., Term Loan B	5.00%	06/30/17	1,564,943	1,556,320

				5,923,671

Communications Equipment–1.76%
Avaya Inc., Term Loan B3	4.99%	10/26/17	4,915,158	4,780,532

CommScope, Inc., Term Loan B	5.00%	01/14/18	1,001,980	1,004,560

Crown Castle International, Term Loan B	4.00%	01/31/19	528,999	527,652

Genesys Telecommunications Laboratories
Term Loan(e)	—	01/31/19	761,905	767,524

Term Loan	6.75%	01/31/19	1,432,460	1,443,024

NTELOS Holdings Corporations, Term Loan B	4.00%	08/07/15	3,658,765	3,650,771

TowerCo LLC, Term Loan B	5.25%	02/02/17	2,415,664	2,429,252

				14,603,315

Computer Hardware–0.01%
Quantum Corp., Term Loan B	3.74%	07/12/14	68,636	67,972

Construction & Farm Machinery & Heavy Trucks–0.20%
Manitowoc Company, Inc. (The), Term Loan B	4.25%	11/13/17	1,673,879	1,673,460

Construction Materials–0.18%
Hillman Group (The), Term Loan B	5.00%	05/27/16	1,538,653	1,533,844

Data Processing & Outsourced Services–3.65%
Affiliated Media Group Inc., Term Loan	8.50%	03/19/14	2,376,437	2,302,173

Emdeon, Inc., Term Loan B	6.75%	11/02/18	2,615,794	2,653,867

First Data Corp.
Delay Draw Term Loan (Acquired 01/20/11; Cost $1,390,729)	2.99%	09/24/14	1,489,402	1,351,632

Term Loan(e)	—	03/24/18	1,420,138	1,279,452

Term Loan	4.24%	03/24/18	1,316,667	1,186,231

Term Loan B1	2.99%	09/24/14	4,314,823	4,136,039

Term Loan B2	2.99%	09/24/14	272,631	261,334

Term Loan B3(e)	—	09/24/14	153,646	147,280

Term Loan B3	2.99%	09/24/14	4,176,674	4,003,613

iPayment, Inc., Term Loan	5.75%	05/08/17	2,285,128	2,285,699

NCO Financial Systems, Inc., Term Loan B	8.00%	05/15/13	6,140,667	6,119,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Data Processing & Outsourced Services–(continued)

Transunion Corp., Term Loan B(e)	4.75%	02/10/18	$725,229	$728,724

West Corp.
Term Loan B4	4.49-4.78%	07/15/16	561,397	563,443

Term Loan B5	4.49-4.51%	07/15/16	3,291,873	3,303,873

				30,322,934

Diversified Chemicals–0.61%
Flint Group Holdings S.A.R.L.
Term Loan B5	4.80%	12/31/14	795,787	720,851

Term Loan C5	4.80%	12/31/14	813,772	737,144

Phillips Plastic Corp., Term Loan	6.50%	02/10/17	750,716	749,777

PolyOne Corp., Term Loan	5.00%	12/20/17	885,805	890,455

Taminco Global Chemical Corp., Term Loan B	6.25%	02/15/19	796,924	802,546

Tronox Inc.
Delay Draw Term Loan(d)	0%	02/08/18	241,837	242,246

Term Loan B(e)	—	02/08/18	886,737	888,236

				5,031,255

Diversified Metals & Mining–0.29%
Walter Energy, Inc., Term Loan B	4.00%	04/02/18	2,391,383	2,386,301

Diversified Real Estate Activities–0.02%
Lake Las Vegas Resort
Revolver Loan (Acquired 07/15/10; Cost $20,888)(d)	0%	12/31/12	20,888	20,679

Revolver Loan (Acquired 08/16/10-02/29/12; Cost $13,153)(e)	—	12/31/12	13,153	13,022

Revolver Loan (Acquired 07/15/10-11/23/11; Cost $104,118)	15.00%	12/31/12	104,118	103,076

Super Senior Secured First Lien Term Loan (Acquired 11/23/11; Cost $16,054)(e)	—	04/30/12	16,054	16,065

Super Senior Secured First Lien Term Loan (Acquired 12/05/11-2/29/12; Cost $11,806)	15.00%	04/30/12	12,203	12,211

				165,053

Diversified REIT’s–0.95%
Capital Automotive REIT, Term Loan B	5.00%	03/13/17	7,944,348	7,888,737

Diversified Support Services–1.21%
Aramark Corp.
Extended LOC	0.15%	07/26/16	82,161	81,745

Extended Term Loan C	3.83%	07/26/16	1,103,105	1,097,512

Bankruptcy Management Solutions, Inc.
First Lien Term Loan B	7.50%	08/20/14	46,044	10,590

Second Lien Term Loan	8.26%	08/20/15	19,396	284

Brock Holdings III, Inc., First Lien Term Loan B	6.00%	03/16/17	2,457,528	2,442,685

Central Parking Corp.
Second Lien Term Loan	5.13%	11/22/14	25,522	21,055

Syn LOC	0.23%	05/22/14	63,036	62,563

Term Loan B	2.75%	05/22/14	136,840	135,814

Merrill Corp.
Second Lien Term Loan	13.75-14.00%	11/15/13	1,149,864	845,150

Term Loan	7.50%	12/24/12	5,798,537	5,378,172

				10,075,570

Drug Retail–0.97%
General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	1,625,992	1,626,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Drug Retail–(continued)

NBTY, Inc., Term Loan B	4.25%	10/01/17	$445,195	$446,146

Pantry, Inc. (The)
Delay Draw Term Loan	2.00%	05/15/14	19,102	18,720

Term Loan B	2.00%	05/15/14	66,731	65,396

Rite Aid Corp.
Tranche 2	2.00-2.02%	06/04/14	4,050,031	3,959,533

Tranche 5	4.50%	03/03/18	2,000,000	1,975,410

				8,092,042

Education Services–0.23%
Bright Horizon Family Solutions, Inc., Term Loan B	4.25-6.25%	05/28/15	1,913,269	1,905,616

Electric Utilities–0.88%
AES Corp., Term Loan B	4.25%	05/27/18	4,070,813	4,076,410

Bicent Power LLC, Second Lien Term Loan	4.58%	07/10/14	250,400	3,131

BRSP LLC, Term Loan B	7.50%	06/24/14	2,181,427	2,192,334

FirstLight Power Resources Inc.
Second Lien Term Loan	4.75%	05/01/14	241,744	208,202

Term Loan B	2.75%	11/01/13	781,762	744,144

NSG Holdings II, LLC Syn LOC (Acquired 03/13/07; Cost $26,584)	2.05%	06/15/14	26,570	26,038

Term Loan (Acquired 03/13/07; Cost $26,538)	2.05%	06/15/14	26,439	25,910

				7,276,169

Electrical Components & Equipment–0.21%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	1,828,591	1,787,603

Environmental & Facilities Services–0.03%
Safety-Kleen Systems, Inc., Term Loan B	5.00%	02/21/17	225,861	226,567

Food Distributors–2.04%
Bolthouse Farms (Wm.), Inc., First Lien Term Loan	5.50-5.75%	02/11/16	1,870,848	1,877,574

Dean Foods Co.
Term Loan A	3.25%	04/02/14	1,247,460	1,237,430

Term Loan B	3.58%	04/02/16	1,389,105	1,366,532

Term Loan B	3.50-3.83%	04/02/17	3,143,218	3,092,549

Farley’s & Sathers Candy Company, Inc., Term Loan B	6.50%	03/30/18	1,997,925	1,987,935

Pierre Foods Inc.
First Lien Term Loan	7.00%	09/30/16	4,482,430	4,493,636

Second Lien Term Loan	11.25%	09/30/17	244,128	245,043

Pinnacle Foods Group, Inc. (Aurora Foods)
Revolver Loan(d)	0%	04/02/13	1,000,000	922,500

Term Loan D	6.00%	04/02/14	1,750,018	1,765,821

				16,989,020

Food Retail–0.87%
Roundy’s Supermarkets, Inc., Term Loan B(e)	—	02/13/19	2,586,860	2,596,146

SUPERVALU Inc., Term Loan B3	4.50%	04/30/18	4,589,587	4,601,497

				7,197,643

Gas Utilities–0.89%
Obsidian Energy Co., LLC, Term Loan	7.00%	11/02/15	1,876,178	1,890,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Gas Utilities–(continued)

Star West Generation LLC, Term Loan B	6.00%	05/17/18	$4,482,263	$4,437,441

TPF Generation Holdings, LLC Second Lien Term Loan	4.83%	12/15/14	267,000	258,990

Syn LOC D	0.48%	12/15/13	297,394	296,155

Term Loan	2.58%	12/15/13	497,142	495,071

				7,377,906

Health Care Distributors–0.75%
Warner Chilcott PLC Term Loan B1	4.25%	03/15/18	2,849,792	2,850,233

Term Loan B2	4.25%	03/15/18	1,424,896	1,425,117

Term Loan B3	4.25%	03/15/18	1,959,232	1,959,535

				6,234,885

Health Care Equipment–1.79%
Alere Inc.
Incremental Term Loan B	4.50%	06/30/17	1,000,000	995,360

Term Loan B	4.50%	06/30/17	1,662,729	1,654,306

Biomet, Inc., Term Loan	3.24-3.57%	03/25/15	3,294,300	3,266,397

Carestream Health, Inc., Term Loan B	5.00%	02/25/17	6,237,171	5,950,915

CONMED Corp., Term Loan (Acquired 04/13/06-02/04/10; Cost $807,220)	1.75%	04/13/13	864,930	851,956

DJO Finance LLC, Term Loan	3.24%	05/20/14	2,152,204	2,127,217

				14,846,151

Health Care Facilities–3.78%
Community Health Systems, Extended Term Loan	3.99-5.75%	01/25/17	6,187,620	6,128,652

DaVita Inc., Term Loan B	4.50%	10/20/16	4,993,140	5,020,153

Golden Living, Term Loan B	5.00%	05/04/18	3,413,562	3,225,816

HCA, Inc.
Term Loan B2	3.83%	03/31/17	2,106,169	2,081,885

Term Loan B3	3.49%	05/01/18	4,711,786	4,646,999

HCR ManorCare, Inc., Term Loan B	5.00%	04/06/18	2,239,494	2,143,902

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	3,641,498	3,627,387

Kindred Healthcare, Inc., Term Loan B	5.25%	06/01/18	3,264,439	3,153,448

Surgery Center Holdings Inc., Term Loan B	6.50%	02/06/17	1,459,455	1,375,536

				31,403,778

Health Care Services–0.94%
Fresenius Medical Care Holdings, Inc.
Term Loan D1	3.50%	09/10/14	219,787	220,140

Term Loan D2	3.50%	09/10/14	125,548	125,750

Genoa Healthcare LLC Second Lien Term Loan	14.00%	02/10/15	757,463	549,161

Term Loan B	7.25%	08/10/14	50,722	47,954

Gentiva Health Services, Inc., Term Loan B1	4.75%	08/17/16	1,431,066	1,370,603

Harlan Laboratories, Inc, Term Loan B	3.75-3.86%	07/11/14	2,564,275	2,307,848

Medpace, Inc, Term Loan B	6.50-7.25%	06/17/17	2,471,080	2,384,592

Sun Healthcare Group, Inc., Term Loan	8.75%	10/18/16	879,599	785,042

				7,791,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Health Care Supplies–1.32%
Bausch & Lomb Inc.
Delay Draw Term Loan	3.49%	04/26/15	$99,589	$99,506

Revolver Loan(d)	0%	10/25/13	1,800,000	1,705,500

Revolver Loan	2.99%	10/25/13	200,000	189,500

Term Loan B	3.49-3.83%	04/26/15	406,364	406,025

Kinetic Concepts, Inc.
Term Loan B1(e)	—	05/04/18	625,000	637,331

Term Loan B1	7.00%	05/04/18	7,788,574	7,942,243

				10,980,105

Health Care Technology–0.68%
IMS Health, Inc., Term Loan B	4.50%	08/26/17	4,055,244	4,069,316

Trizetto Group, Inc., Term Loan B	4.75%	05/02/18	1,609,368	1,603,043

				5,672,359

Home Furnishings–0.55%
National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14	4,580,185	4,532,963

Hotels, Resorts & Cruise Lines–0.37%
American Gaming Systems
Delay Draw Term Loan	3.25%	05/14/13	500,959	388,243

Term Loan B	3.25%	05/14/13	3,332,803	2,582,923

Golden Nugget, Inc., Second Lien Term Loan	3.50%	12/31/14	116,593	95,606

				3,066,772

Household Appliances–0.30%
Goodman Global, Inc.
First Lien Term Loan B	5.75%	10/28/16	2,267,335	2,287,174

Second Lien Term Loan	9.00%	10/30/17	187,794	191,433

				2,478,607

Household Products–3.14%
Amscan Inc., Term Loan B	6.75%	12/02/17	2,879,815	2,884,941

Nice-Pak Products Inc., Term Loan	3.58-5.25%	06/18/14	560,386	554,781

Prestige Brands, Inc., Term Loan B	5.25%	01/31/19	1,151,355	1,158,793

Reynolds Group Holdings Ltd.
Term Loan B	6.50%	02/09/18	1,227,502	1,241,618

Term Loan C(e)	—	08/09/18	1,425,120	1,443,233

Term Loan C	6.50%	08/09/18	12,917,833	13,082,019

Spectrum Brands, Inc., Term Loan B	5.00-6.25%	06/17/16	3,950,765	3,965,028

Sun Products Corp. (The)
Second Lien Term Loan	4.50%	10/26/14	1,000,000	849,165

Term Loan B	2.25%	04/25/14	998,319	933,429

				26,113,007

Housewares & Specialties–0.15%
Springs Window Fashions, LLC, Term Loan B	6.00%	05/31/17	1,261,151	1,239,081

Human Resource & Employment Services–0.61%
Koosharem Corp.
First Lien Term Loan	10.25%	06/30/14	732,855	506,282

Second Lien Term Loan(f)	11.50%	12/31/14	362,300	54,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Human Resource & Employment Services–(continued)

Kronos Inc.
Extended First Lien Term Loan B	5.33%	06/11/17	$1,258,602	$1,253,492

Extended Second Lien Term Loan B	10.58%	06/11/18	3,255,649	3,289,573

				5,103,692

Independent Power Producers & Energy Traders–1.77%
Calpine Corp.
Term Loan	4.50%	04/02/18	1,350,663	1,342,944

Term Loan B	4.50%	04/01/18	2,104,047	2,092,023

Energy Future Holdings Corp.
Extended Term Loan	4.76%	10/10/17	5,010,431	2,812,104

Term Loan	3.76%	10/10/14	8,325,283	5,100,984

NRG Energy, Inc., Term Loan	4.00%	07/01/18	3,334,744	3,329,875

				14,677,930

Industrial Conglomerates–0.24%
BakerCorp International, Inc., Term Loan	5.00%	06/01/18	1,963,460	1,966,896

Industrial Machinery–0.91%
Capital Safety Group, Term Loan	6.25%	01/21/19	1,593,728	1,597,721

Colfax Corp., Term Loan B	4.50%	01/13/19	2,867,413	2,874,223

Husky Injection Molding Systems Ltd., Term Loan	6.50%	06/29/18	758,927	763,906

Rexnord Corp., Term Loan B	2.75-3.06%	07/19/13	1,370,563	1,366,561

Terex Corp., Term Loan	5.50%	04/28/17	984,434	994,279

				7,596,690

Insurance Brokers–0.44%
Sedgwick Claims Management Services, Inc., Term Loan B	5.00%	12/31/16	2,989,491	2,985,755

Swett & Crawford Group, Inc.
First Lien Term Loan	2.49%	04/03/14	372,427	309,115

Second Lien Term Loan	5.74%	10/03/14	105,200	64,435

USI Holdings Corp., Term Loan B	2.75%	05/05/14	311,203	306,276

				3,665,581

Integrated Telecommunication Services–1.38%
Consolidated Communications Holdings, Inc.
Delay Draw Term Loan	2.75%	12/31/14	1,000,000	988,750

Term Loan B	2.75%	12/31/14	3,000,000	2,966,250

Integra Telecom, Inc., Term Loan B	9.25%	04/15/15	1,167,339	1,032,733

Knology, Inc., Term Loan B	4.00%	08/18/17	2,591,198	2,577,594

NeuStar, Inc., Term Loan	5.00%	11/08/18	1,940,974	1,951,484

Syniverse Technologies, Term Loan B	5.25%	12/21/17	1,625,431	1,633,306

Windstream Corp., Term Loan B2	3.00-3.33%	12/17/15	339,697	340,153

				11,490,270

Internet Software & Services–0.51%
Digital Generation, Inc., Term Loan B	5.75%	07/26/18	1,759,497	1,728,706

Go Daddy Operating Company, LLC, Term Loan	7.00%	12/17/18	1,132,575	1,143,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Internet Software & Services–(continued)

SkillSoft Ltd.
Term Loan B	6.50%	05/26/17	$769,455	$770,609

Term Loan C	6.50%	05/26/17	597,876	598,773

				4,241,547

IT Consulting & Other Services–0.82%
SunGard Data Systems, Inc.
Incremental Term Loan B	3.74%	02/28/14	1,378,980	1,379,221

U.S. Dollar Term Loan B	3.99-4.15%	02/28/16	5,388,715	5,394,320

				6,773,541

Leisure Facilities–1.15%
24 Hour Fitness Worldwide Inc., Term Loan B	7.50%	04/22/16	4,186,607	4,121,191

AMF Group
First Lien Term Loan B	2.74%	06/08/13	1,289,782	1,176,926

Second Lien Term Loan	6.49%	12/08/13	66,603	44,124

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/06/16	1,856,714	1,861,356

Six Flags Entertainment Corp., Term Loan B	4.25%	12/20/18	2,396,565	2,391,521

				9,595,118

Leisure Products–0.19%
Panavision Inc., Second Lien Term Loan (Acquired 07/26/06; Cost $9,500)	8.08%	03/30/12	9,500	1

Topps Company Inc. (The), Term Loan B	3.02%	10/12/14	1,645,636	1,575,697

				1,575,698

Marine–0.31%
Dockwise Ltd.
Term Loan B1	2.33%	01/11/15	231,557	213,322

Term Loan B2	2.33%	01/11/15	980,696	905,918

Term Loan C1	3.20%	01/11/16	214,741	198,904

Term Loan C2	3.20%	01/11/16	980,696	905,918

US Shipping LLC, Term Loan	2.50-9.20%	08/07/13	415,825	313,317

				2,537,379

Metal & Glass Containers–0.40%
BWAY Holding Company
Term Loan B	4.50%	02/23/18	2,223,495	2,224,807

Term Loan C	4.50%	02/23/18	204,968	205,089

MAUSER Corp.
Term Loan B2	2.74%	06/13/15	500,000	449,375

Term Loan C2	2.99%	06/13/16	500,000	451,875

				3,331,146

Movies & Entertainment–0.82%
Alpha III Term Loan B1	2.37%	12/31/13	3,305,382	3,195,891

Term Loan B2	2.37%	12/31/13	2,050,388	1,982,469

AMC Entertainment, Inc., Term Loan B3(e)	—	02/22/18	1,354,813	1,342,708

Zuffa LLC, Term Loan	2.25%	06/19/15	302,404	293,116

				6,814,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Oil & Gas Drilling–0.20%
Glenn Pool Oil & Gas Trust I, Term Loan	4.50%	05/02/16	$1,638,520	$1,642,616

Oil & Gas Equipment & Services–0.43%
CCS Corp.
Delay Draw Term Loan	3.24%	11/14/14	949,774	922,269

Term Loan B	3.24%	11/14/14	1,177,976	1,143,862

Willbros Group, Inc., Term Loan B	9.50%	06/30/14	1,542,476	1,544,404

				3,610,535

Oil & Gas Refining & Marketing–0.58%
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	794,392	804,322

Western Refining, Inc., Term Loan B	7.50%	03/15/17	3,990,285	4,035,176

				4,839,498

Oil & Gas Storage & Transportation–0.16%
Buffalo Gulf Coast Terminals LLC, Term Loan	7.50%	10/31/17	1,366,237	1,369,652

Other Diversified Financial Services–0.01%
Tomkins PLC, Term Loan B	4.25%	09/29/16	44,796	44,869

Packaged Foods & Meats–1.79%
DelMonte Corp., Term Loan	4.50%	03/08/18	6,992,124	6,883,326

Dole Foods Co., Inc.
Term Loan B2	5.00-6.00%	07/08/18	1,597,171	1,607,817

Term Loan C2	5.00-6.00%	07/08/18	2,966,176	2,985,945

JBS USA, LLC, Term Loan B	4.25%	05/25/18	3,392,209	3,396,449

				14,873,537

Paper Packaging–0.19%
Ranpak Corp., Term Loan B	4.75%	04/20/17	538,078	539,423

Sealed Air Corp., Term Loan B	4.75%	10/03/18	991,363	1,003,472

				1,542,895

Paper Products–0.59%
Exopack Holding Corp., Term Loan B	6.50%	05/31/17	2,817,199	2,818,607

Hoffmaster Group, Inc., First Lien Term Loan	7.00%	01/03/18	1,384,027	1,386,332

Xerium Technologies, Inc., Term Loan B	5.50%	05/26/17	689,896	689,320

				4,894,259

Personal Products–0.52%
FTD Group, Inc., Term Loan B	4.75-5.75%	06/11/18	2,354,102	2,312,905

Revlon, Inc., Term Loan B	4.75%	11/19/17	2,003,688	2,004,309

				4,317,214

Pharmaceuticals–1.87%
Catalent Pharma Solutions, Inc., Delay Draw Term Loan 2(e)	—	09/15/17	1,735,383	1,743,331

Grifols S.A. (Spain), U.S. Term Loan B	4.50%	06/01/17	4,785,807	4,793,090

Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	4,189,369	4,178,895

RPI Finance Trust, Term Loan	4.00%	05/09/18	4,777,225	4,784,367

				15,499,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Photographic Products–0.10%
Eastman Kodak Company, DIP Term Loan	8.50%	07/20/13	$803,198	$816,250

Publishing–1.31%
Endurance Business Media, Inc., First Lien Term Loan	6.50%	12/14/14	63,133	15,783

F & W Publications, Inc., Term Loan	7.75%	06/09/14	50,213	46,447

Gatehouse Media, Inc.
Delay Draw Term Loan	2.25%	08/28/14	593,562	170,946

Term Loan	2.50%	08/28/14	254,335	73,248

Term Loan B	2.25%	08/28/14	995,336	286,657

Tribune Company, Term Loan B(f)	5.25%	06/04/14	15,661,594	10,251,845

				10,844,926

Real Estate Management & Development–1.11%
CBRE Group, Inc.
Term Loan C	3.49%	03/05/18	335,783	334,776

Term Loan D	3.75%	09/04/19	8,942,257	8,915,430

				9,250,206

Real Estate Services–1.25%
RE/MAX LLC, Term Loan B	5.50%	04/16/16	2,148,998	2,145,420

Realogy Corp.
Extended Revolving Facility Commitments(e)	—	04/10/16	3,345,514	2,828,348

Extended LOC(e)	—	10/10/16	5,284	4,930

Extended LOC	0.11%	10/10/16	23,695	22,106

Extended Term Loan	4.77%	10/10/16	4,437,551	4,140,014

Term Loan(e)	—	10/10/16	1,307,813	1,220,124

				10,360,942

Research & Consulting Services–0.72%
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	4,848,692	4,842,607

TASC Inc., Term Loan B	4.50%	12/18/15	1,146,153	1,143,523

				5,986,130

Restaurants–0.80%
Burger King Holdings, Inc., Term Loan B	4.50%	10/19/16	2,151,748	2,149,973

Caribbean Restaurants LLC, Term Loan B	9.00%	02/17/17	427,945	427,945

FOCUS Brands Inc., Term Loan B	6.25-7.25%	02/21/18	827,616	832,271

OSI Restaurant Partners, LLC
Prefunded Revolver Credit	0.36-2.56%	06/14/13	1,388,628	1,359,857

Term Loan	2.56%	06/14/14	1,887,461	1,848,353

Quiznos Corp., First Lien Term Loan	9.00%	01/24/17	11,247	9,720

				6,628,119

Semiconductors–0.39%
Freescale Semiconductor, Inc.
Extended Term Loan(e)	—	12/01/16	2,050,000	2,004,203

Extended Term Loan	4.52%	12/01/16	1,304,869	1,275,718

				3,279,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Soft Drinks–0.20%
DS Waters of America, Inc.
First Lien Term Loan(d)	0%	08/29/17	$272,093	$268,919

First Lien Term Loan	10.50%	08/29/17	1,383,139	1,367,004

				1,635,923

Specialized Consumer Services–1.52%
Global Tel*Link Corp., Term Loan B	7.00%	12/14/17	3,195,545	3,192,558

Jacobson Corp., Term Loan B	2.75%	06/19/14	1,368,436	1,271,961

ServiceMaster Company (The)
Delay Draw Term Loan	2.75%	07/24/14	240,634	238,434

Syn LOC	0.33%	07/24/14	5,000,000	4,800,000

Term Loan B	2.77-3.03%	07/24/14	3,149,843	3,121,054

				12,624,007

Specialized Finance–1.74%
Harland Clarke Corp., Term Loan B	2.74-3.08%	06/30/14	3,303,679	3,033,190

MoneyGram International, Inc.
Term Loan B	4.50%	11/17/17	1,281,960	1,278,755

Term Loan B1	4.50%	11/17/17	951,393	949,014

Nuveen Investments, LLC Add-on Extended First Lien Term Loan	5.80-5.83%	05/13/17	1,248,699	1,260,406

Extended First Lien Term Loan	5.74-5.83%	05/13/17	6,662,470	6,666,634

RJO Holdings Corp., Term Loan	7.00%	12/10/15	1,666,667	1,300,000

				14,487,999

Specialty Chemicals–2.18%
Hexion Specialty Chemicals, Inc.
Credit Linked Deposit (Acquired 06/02/06; Cost $87,966)	0.20%	05/05/13	87,966	84,931

Term Loan C5	4.38%	05/05/15	3,056,874	2,995,737

Term Loan C7	4.38%	05/05/15	4,137,855	4,044,754

MetoKote Corporation., Inc., Term Loan (Acquired 11/22/11-02/09/12; Cost $2,092,223)	10.00%	11/27/13	2,092,716	2,079,637

OMNOVA Solutions Inc., Term Loan	5.75%	05/31/17	4,176,712	4,171,491

Potters Holdings II, LP, First Lien Term Loan B	6.00%	05/06/17	1,580,252	1,580,900

PQ Corp., Term Loan	3.50%	07/30/14	3,179,097	3,113,989

				18,071,439

Specialty Stores–0.79%
Academy Sports and Outdoors, Term Loan	6.00%	08/03/18	136,410	136,759

Claire’s Stores, Inc.
Term Loan B(e)	—	05/29/14	500,000	475,505

Term Loan B	2.99-3.30%	05/29/14	1,683,701	1,601,217

Guitar Center, Inc., Term Loan	5.83%	04/10/17	2,500,000	2,342,850

Gymboree Corp., Term Loan B	5.00%	02/23/18	101,226	95,626

Michaels Stores, Inc., Term Loan B3	5.13%	07/31/16	904,458	901,745

PETCO Animal Supplies, Inc., Term Loan B	4.50%	11/24/17	1,051,202	1,049,373

				6,603,075

Systems Software–1.18%
Blackboard Inc.
First Lien Term Loan	7.50%	10/04/18	2,869,679	2,843,981

Second Lien Term Loan	11.50%	04/04/19	853,824	784,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Systems Software–(continued)

Datatel, Inc., Term Loan	6.25%	07/19/18	$5,325,196	$5,395,089

Dealer Comp-rey, Term Loan B	3.75%	04/21/18	795,532	797,688

				9,821,747

Textiles–0.08%
Warnaco Group, Inc., Term Loan B	3.75%	06/17/18	672,863	672,005

Trading Companies & Distributors–0.26%
Flying Fortress Inc., Term Loan	5.00%	06/30/17	2,139,823	2,139,160

Trucking–0.71%
Avis Budget Car Rental, LLC, Term Loan B	6.25%	09/21/18	1,253,730	1,269,715

Hertz Corp.
LOC	1.00%	03/11/18	551,589	528,147

Term Loan B	3.75%	03/11/18	236,183	236,108

Kenan Advantage Group, Inc., Term Loan B	4.50%	06/11/16	1,240,902	1,240,902

Swift Transportation Corp., Term Loan B	6.00%	12/21/16	2,576,567	2,584,077

				5,858,949

Wireless Telecommunication Services–3.34%
Asurion Corp.
First Lien Term Loan	5.50%	05/24/18	6,103,338	6,097,784

Second Lien Term Loan(e)	—	05/24/19	732,718	747,713

Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,110,877	2,105,599

FairPoint Communications, Inc., Term Loan	6.50%	01/22/16	2,305,734	1,956,600

MetroPCS Communications, Inc., Term Loan B3	4.00-4.06%	03/17/18	9,211,890	9,177,346

RCN Corp., Term Loan	6.50%	08/26/16	3,806,425	3,791,104

Securus Technologies, Inc., Term Loan B	5.25%	05/31/17	1,730,003	1,713,793

U.S. TelePacific, Term Loan B	5.75%	02/23/17	2,304,135	2,194,689

				27,784,628

Total Senior Secured Floating Rate Interest Loans (Cost $770,029,495)				763,961,699

Bonds and Notes–6.80%
Agricultural Products–0.11%
Post Holdings Inc., Sr. Unsec. Notes(g)	7.38%	02/15/22	883,000	947,018

Airlines–0.06%
Continental Airlines, Inc., Sr. Sec. Gtd. Notes(g)	6.75%	09/15/15	460,000	468,050

Broadcasting–0.50%
Cequel Communications, LLC, Sr. Unsec. Notes(g)	8.63%	11/15/17	1,766,000	1,907,280

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes	6.63%	01/31/22	878,000	943,850

UPCB Finance V Ltd. (Cayman Islands), Sr. Unsec. Gtd. Notes(g)	7.25%	11/15/21	1,074,000	1,125,713

UPCB Finance VI Ltd. (Cayman Islands), Sr. Sec. Notes(g)	6.88%	01/15/22	173,000	179,698

				4,156,541

Commodity Chemicals–0.17%
Lyondell Chemical Co. Sr. Sec. Gtd. Notes	11.00%	05/01/18	1,308,650	1,436,243

Communications Equipment–0.25%
Goodman Networks, Inc., Sr. Sec. Notes(g)	12.13%	07/01/18	2,050,000	2,096,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Diversified Chemicals–0.06%
Ineos Finance PLC (United Kingdom), Sr. Sec. Gtd. Bonds(g)	8.38%	02/15/19	$241,000	$257,870

Taminco Global Chemical Corp., Sr. Sub. Gtd. Sub. Notes(g)	9.75%	03/31/20	226,000	236,170

				494,040

Healthcare Equipment–0.60%
Accellent Inc., Sr. Sec. Gtd. Global Notes	8.38%	02/01/17	1,688,000	1,723,870

Apria Healthcare Group, Inc., Sr. Sec. Gtd. Global Notes	11.25%	11/01/14	3,075,000	3,259,500

				4,983,370

Hotels, Resorts & Cruise Lines–0.04%
Chester Downs & Marina LLC, Sr. Sec. Gtd. Notes(g)	9.25%	02/01/20	331,000	347,550

Household Products–0.61%
Reynolds Group Holdings Ltd., Sr. Sec. Notes(g)	7.88%	08/15/19	3,924,000	4,306,590

Sr. Unsec. Notes(g)	9.88%	08/15/19	743,000	774,577

				5,081,167

Independent Power Producers & Energy Traders–1.62%
Calpine Corp.,
Sr. Sec. Gtd. Notes(g)	7.50%	02/15/21	2,577,695	2,803,243

Sr. Sec. Gtd. Notes(g)	7.88%	01/15/23	1,998,258	2,193,088

Sr. Sec. Notes(g)	7.25%	10/15/17	3,498,000	3,725,370

NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes(g)	7.63%	05/15/19	4,698,000	4,698,000

				13,419,701

Integrated Telecommunication Services–0.47%
Paetec Holding Corp., Sr. Sec. Gtd. Global Notes	8.88%	06/30/17	578,000	634,355

Sr. Unsec. Gtd. Global Notes	9.88%	12/01/18	1,515,000	1,693,013

Windstream Corp., Sr. Unsec. Gtd. Notes(g)	7.50%	06/01/22	1,484,000	1,576,750

				3,904,118

Metal & Glass Containers–0.51%
Berry Plastics Holding Corp., Sec. Gtd. Floating Rate Global Notes(h)	4.42%	09/15/14	996,000	958,650

Sr. Sec. Gtd. Floating Rate Global Notes(h)	5.32%	02/15/15	3,246,000	3,254,927

				4,213,577

Oil & Gas Refining & Marketing–0.39%
Coffeyville Resources LLC, Sr. Sec. Gtd. Notes(g)	9.00%	04/01/15	3,059,000	3,273,130

Oil & Gas Storage & Transportation–0.11%
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Notes(g)	6.38%	08/01/22	865,000	916,900

Paper Products–0.30%
Verso Paper Holdings, LLC, Series B, Sr. Sec. Gtd. Floating Rate Global Notes	4.30%	08/01/14	228,000	159,600

Sr. Sec. Global Notes(h)	11.50%	07/01/14	2,277,000	2,336,771

				2,496,371

Tires & Rubber–0.10%
Goodyear Tire & Rubber Co., (The) Sr. Unsec. Gtd. Notes	7.00%	05/15/22	797,000	813,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Trading Companies & Distributors–0.48%
Air Lease Corp. Sr. Unsec. Notes(g)	7.38%	01/30/19	$4,045,000	$3,969,156

UR Financing Escrow Corp., Sec. Gtd. Notes(g)	5.75%	07/15/18	1	1

Sr. Unsec. Notes(g)	7.38%	05/15/20	1	1

				3,969,158

Trucking–0.06%
Avis Budget Car Rental, LLC, Sr. Unsec. Gtd. Global Notes	9.63%	03/15/18	434,000	476,315

Wireless Telecommunication Services–0.36%
Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes(g)	7.25%	02/15/18	3,019,000	2,973,715

Total Bonds and Notes (Cost $54,109,525)				56,467,025

Structured Products–2.12%
Apidos Cinco CDO Ltd., Series 2007-CX, Class D, Sub. Floating Rate Notes(g)(h)	4.76%	05/14/20	345,000	231,248

Apidos Quattro CDO Ltd., Series 2006-QA, Class E, Jr. Sub. Floating Rate Notes(g)(h)	4.16%	01/20/19	408,000	280,696

Ares XI CLO Ltd. (Cayman Islands), Series 2007-A, Class D, Mezzanine Floating Rate Notes(g)(h)	3.58%	10/11/21	724,000	520,047

Atrium CDO, Series 4A, Class D2, Sub. Bonds(g)	9.18%	06/08/19	205,000	177,033

Banc of America Large Loan Inc., Series 2010, Class HLTN, Floating Rate Pass Through Ctfs.(g)(h)	2.00%	11/15/15	9,597,223	8,964,329

Columbus Nova CLO Ltd., Series 2007-1A, Class E, Mezzanine Floating Rate Notes(g)(h)	4.10%	05/16/19	1,093,000	715,036

Flagship CLO VI, Series 2007-1A, Class E, Mezzanine Floating Rate Notes(g)(h)	5.29%	06/10/21	2,140,295	1,476,455

Four Corners CLO II, Ltd., Series 2006-2A, Class D, Deferrable Floating Rate Notes(g)(h)	2.41%	01/26/20	413,000	307,297

Halcyon Loan Investors CLO Ltd., Series 2007-2A, Class D, Mezzanine Floating Rate Notes(g)(h)	4.16%	04/24/21	917,000	610,326

ING Investment Management CLO III Ltd., Series 2006-3A, Class D, Sub. Floating Rate Notes(g)(h)	4.07%	12/13/20	1,188,000	800,597

ING Investment Management CLO IV Ltd., Series 2007-4A, Class D, Floating Rate Notes(g)(h)	4.81%	06/14/22	293,000	199,556

Madison Park Funding I Ltd., Series 2007-4A, Class E, Sub. Floating Rate Notes(g)(h)	4.17%	03/22/21	1,344,106	942,195

Pacifica CDO Ltd., Series 2006-6A, Class D, Sub. Floating Rate Notes(g)(h)	4.26%	08/15/21	565,000	364,453

Sierra CLO Ltd., Series 2006-2A, Class B2L, Sub. Floating Rate Notes(h)	4.06%	01/22/21	733,000	489,073

Silverado CLO Ltd., Series 2006-2A, Class D, Sub. Floating Rate Notes(g)(h)	4.32%	10/16/20	886,000	612,380

Symphony CLO VIII Ltd., Series 2012, Class A, Sr. Floating Rate Notes(g)(h)	6.51%	01/09/23	1,035,000	910,516

Total Structured Products (Cost $18,190,383)				17,601,237

			Shares
Common Stocks & Other Equity Interests–1.41%
Aerospace & Defense–0.07%
ACTS Aero Technical Support & Services, Inc.(i)			122,977	553,398

Auto Parts & Equipment–0.02%
Dayco Products, LLC(i)			856	29,104

Dayco Products, LLC(i)			3,261	110,874

				139,978

Broadcasting–0.38%
ION Media Networks, Inc.(i)			4,471	3,129,700

New Vision Television, Class A, Wts., expiring 09/30/14(i)			5,707	0

New Vision Television, Class B, Wts., expiring 09/30/14(i)			1,027	0

				3,129,700

Building Products–0.17%
Masonite Worldwide Holdings (Canada)(i)			53,093	1,420,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Floating Rate Fund

	Shares	Value

Casinos & Gaming–0.02%
BLB Worldwide Holdings, Inc.(i)	18,663	$174,182

Commodity Chemicals–0.47%
LyondellBasell Industries N.V. (Netherlands)–Class A(i)	89,865	3,880,371

Construction & Engineering–0.00%
United Subcontractors, Inc.(i)	4,587	9,173

Diversified Real Estate Activities–0.00%
Lake Las Vegas Resort Class A,(i)	518	36,264

Lake Las Vegas Resort Class B,(i)	4	289

Lake Las Vegas Resort Warrant C, expiring 07/15/15,(i)	17	0

Lake Las Vegas Resort Warrant D, expiring 07/15/15,(i)	24	0

Lake Las Vegas Resort Warrant E, expiring 07/15/15,(i)	27	0

Lake Las Vegas Resort Warrant F, expiring 07/15/15,(i)	30	0

Lake Las Vegas Resort Warrant G, expiring 07/15/15,(i)	34	0

		36,553

Diversified Support Services–0.00%
Bankruptcy Management Solutions, Inc.(i)	214	4

Bankruptcy Management Solutions, Inc., Wts., expiring 10/01/17(i)	18	0

		4

Environmental & Facilities Services–0.23%
Safety-Kleen Systems, Inc.(i)(j)	150,812	1,904,002

Integrated Telecommunication Services–0.02%
FairPoint Communications Inc.(i)	44,928	168,929

Marine–0.00%
US Shipping LLC(i)	87,805	0

US Shipping LLC(i)	6,189	0

		0

Oil & Gas Storage & Transportation–0.02%
SemGroup Corp.(i)	6,668	189,171

Paper Products–0.00%
Xerium Technologies, Inc.(i)	1,766	14,163

Publishing–0.00%
Endurance Business Media, Inc.(i)	124	1,235

F&W Publications, Inc.(i)	288	36

F&W Publications, Inc., Wts., expiring 12/09/17(i)	496	62

		1,333

Specialty Chemicals–0.01%
MetoKote Corporation, Inc., Wts., expiring 11/22/23(i)	61	63,590

Total Common Stocks & Other Equity Interests (Cost $17,848,279)		11,684,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Floating Rate Fund

	Shares	Value

Money Market Funds–1.69%
Liquid Assets Portfolio–Institutional Class(k)	7,044,568	$7,044,568

Premier Portfolio–Institutional Class(k)	7,044,567	7,044,567

Total Money Market Funds (Cost $14,089,135)		14,089,135

TOTAL INVESTMENTS–103.98% (Cost $874,266,817)		863,803,881

OTHER ASSETS LESS LIABILITIES–(3.98%)		(33,087,742)

NET ASSETS–100.00%		$830,716,139

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
DIP	– Debtor-in-possession
Gtd.	– Guaranteed
Jr.	– Junior
LOC	– Line of Credit
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Syn LOC	– Synthetic Letter of Credit
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 7.
(e)	This floating rate interest will settle after February 29, 2012, at which time the interest rate will be determined.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $10,306,190, which represented 1.24% of the Trust’s Net Assets
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $55,611,965, which represented 6.69% of the Trust’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(i)	Non-income producing security.
(j)	Acquired as part of a bankruptcy restructuring.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By credit quality rating, based on total investments
as of February 29, 2012

Baa2	1.9%

Baa3	1.2

Ba1	5.6

Ba2	9.4

Ba3	25.4

B1	23.1

B2	9.1

B3	6.8

CAA1	3.3

CAA2	0.9

CAA3 or lower	0.3

Not-Rated	9.9

Equity	1.4

Money Market Funds	1.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Floating Rate Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $860,177,682)	$849,714,746

Investments in affiliated money market funds, at value and cost	14,089,135

Total investments, at value (Cost $874,266,817)	863,803,881

Cash	16,463,053

Receivable for:
Investments sold	19,632,534

Fund shares sold	2,018,160

Dividends and interest	4,201,743

Investments matured	120,283

Investment for trustee deferred compensation and retirement plans	31,838

Other assets	216,194

Total assets	906,487,686

Liabilities:
Payable for:
Investments purchased	72,359,525

Fund shares reacquired	2,003,439

Dividends	940,930

Accrued fees to affiliates	378,688

Trustee deferred compensation and retirement plans	88,965

Total liabilities	75,771,547

Net assets applicable to shares outstanding	$830,716,139

Net assets consist of:
Shares of beneficial interest	$870,291,364

Undistributed net investment income	346,256

Undistributed net realized gain (loss)	(29,458,545)

Unrealized appreciation (depreciation)	(10,462,936)

$830,716,139

Net Assets:
Class A	$394,526,038

Class C	$252,278,660

Class R	$1,525,600

Class Y	$129,161,118

Institutional Class	$53,224,723

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	51,416,226

Class C	33,026,334

Class R	198,418

Class Y	16,860,556

Institutional Class	6,934,989

Class A:
Net asset value per share	$7.67

Maximum offering price per share (Net asset value of $7.67 divided by 97.50%)	$7.87

Class C:
Net asset value and offering price per share	$7.64

Class R:
Net asset value and offering price per share	$7.69

Class Y:
Net asset value and offering price per share	$7.66

Institutional Class:
Net asset value and offering price per share	$7.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Floating Rate Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Interest	$23,845,832

Dividends (net of foreign withholding taxes of $64,029)	362,830

Dividends from affiliated money market funds	12,598

Total investment income	24,221,260

Expenses:
Advisory fees	2,648,342

Administrative services fees	116,645

Custodian fees	18,567

Distribution fees:
Class A	525,204

Class C	958,669

Class R	3,638

Interest, facilities and maintenance fees	83,667

Transfer agent fees — A, C, R and Y	464,015

Transfer agent fees — Institutional	279

Trustees’ and officers’ fees and benefits	38,941

Other	165,428

Total expenses	5,023,395

Less: Fees waived and expense offset arrangement(s)	(18,096)

Net expenses	5,005,299

Net investment income	19,215,961

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(783,558)

Change in net unrealized appreciation of investment securities	36,185,279

Net realized and unrealized gain	35,401,721

Net increase in net assets resulting from operations	$54,617,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$19,215,961	$42,115,867

Net realized gain (loss)	(783,558)	3,254,086

Change in net unrealized appreciation (depreciation)	36,185,279	(32,747,303)

Net increase in net assets resulting from operations	54,617,682	12,622,650

Distributions to shareholders from net investment income:
Class A	(9,822,000)	(21,622,255)

Class C	(5,343,358)	(10,387,775)

Class R	(32,206)	(61,928)

Class Y	(2,798,342)	(6,645,821)

Institutional Class	(1,276,989)	(3,168,407)

Total distributions from net investment income	(19,272,895)	(41,886,186)

Share transactions–net:
Class A	(73,940,513)	106,565,026

Class C	(26,359,031)	86,405,542

Class R	(27,251)	456,201

Class Y	(1,348,277)	37,146,862

Institutional Class	2,141,427	12,014,497

Net increase (decrease) in net assets resulting from share transactions	(99,533,645)	242,588,128

Net increase (decrease) in net assets	(64,188,858)	213,324,592

Net assets:
Beginning of period	894,904,997	681,580,405

End of period (includes undistributed net investment income of $346,256 and $403,190, respectively)	$830,716,139	$894,904,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Floating Rate Fund

Statement of Cash Flows

For the six months ended February 29, 2012
(Unaudited)

Cash provided by operating activities:
Net increase in net assets resulting from operations	$54,617,682

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(306,863,198)

Proceeds from disposition of investments and principal payments	404,567,648

Decrease in receivables and other assets	561,410

Amortization of premiums and accretion of discounts on investment securities	(2,804,044)

Decrease in accrued expenses and other payables	(23,436)

Net unrealized appreciation on investment securities	(36,185,279)

Net realized loss from investment securities	783,558

Net cash provided by operating activities	114,654,341

Cash provided by (used in) financing activities:
Dividends paid to shareholders from net investment income	(7,631,704)

Proceeds from shares of beneficial interest sold	107,727,492

Disbursements from shares of beneficial interest reacquired	(222,063,839)

Net cash provided by (used in) financing activities	(121,968,051)

Net decrease in cash and cash equivalents	(7,313,710)

Cash and cash equivalents at beginning of period	37,865,898

Cash and cash equivalents at end of period	$30,552,188

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$13,012,770

Supplemental disclosure of cash flow information:

Cash paid during the six months ended February 29, 2012 for interest, facilities and maintenance fees was $134,312.

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities

26        Invesco Floating Rate Fund

may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

27        Invesco Floating Rate Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
K.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
L.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
M.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

28        Invesco Floating Rate Fund

N.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.65%

Next $4.5 billion	0.60%

Next $5 billion	0.575%

Over $10 billion	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 1.50%, 2.00%, 1.75%, 1.25% and 1.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $17,351.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $21,395 in front-end sales commissions from the sale of Class A shares and $22,436 and $49,643 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

29        Invesco Floating Rate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$19,762,007	$5,911,770	$100,143	$25,773,920

Corporate Debt Securities	—	820,428,724	—	820,428,724

Asset-Backed Securities	—	17,601,237	—	17,601,237

Total Investments	$19,762,007	$843,941,731	$100,143	$863,803,881

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended February 29, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $745.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

On September 20, 2011, the Board of Trustees of the Fund approved a credit agreement with State Street Bank and Trust Company (“SSB”) in which the Fund may borrow up to the lesser of (1) $150,000,000 or (2) the limits set by its prospectus for borrowings. This agreement will expire on September 18, 2012. Prior to September 20, 2011, the Fund was party to a committed line of credit with JPMorgan Chase Bank.
  Also, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

30        Invesco Floating Rate Fund

NOTE 7—Unfunded Loan Commitments

As of February 29, 2012, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Principal
Borrower		Amount	Value

Bausch & Lomb, Inc.	Revolver Loan	$1,800,000	$1,705,500

Delta Air Lines, Inc.	Revolver Loan	1,500,000	1,455,750

General Motors Co. LLC	Revolver Loan	8,254,240	7,434,016

Key Safety Systems, Inc.	Revolver Loan	70,758	66,113

Lake Las Vegas Resort	Revolver Loan	20,888	20,679

Pinnacle Foods Group, Inc. (Aurora Foods)	Revolver Loan	1,000,000	922,500

DS Waters of America, Inc.	Term Loan	272,093	268,919

Tronox Inc.	Delay Draw Term Loan	241,837	242,246

		$13,159,816	$12,115,723

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2012	$2,745,717

August 31, 2013	5,482,284

August 31, 2014	2,498,917

August 31, 2016	1,685,685

August 31, 2017	13,482,530

Total capital loss carryforward	$25,895,133

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $317,582,633 and $345,723,494, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,837,675

Aggregate unrealized (depreciation) of investment securities	(27,004,211)

Net unrealized appreciation (depreciation) of investment securities	$(13,166,536)

Cost of investments for tax purposes is $876,970,417.

31        Invesco Floating Rate Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	6,459,612	$48,562,667	51,924,957	$402,865,246

Class C	2,178,046	16,313,765	20,380,816	157,385,082

Class R	28,785	216,584	109,739	849,859

Class Y	4,838,781	36,809,462	17,975,403	139,258,574

Institutional Class	891,527	6,691,212	8,017,545	61,791,412

Issued as reinvestment of dividends:
Class A	898,726	6,790,386	2,102,175	16,229,673

Class C	480,549	3,614,097	947,654	7,276,456

Class R	3,810	28,793	7,276	56,294

Class Y	175,589	1,326,889	365,792	2,813,264

Institutional Class	166,065	1,252,605	339,446	2,621,455

Reacquired:(b)
Class A	(17,222,685)	(129,293,566)	(40,848,669)	(312,529,893)

Class C	(6,203,987)	(46,286,893)	(10,289,375)	(78,255,996)

Class R	(36,501)	(272,628)	(58,867)	(449,952)

Class Y	(5,298,945)	(39,484,628)	(13,724,851)	(104,924,976)

Institutional Class	(778,361)	(5,802,390)	(6,729,184)	(52,398,370)

Net increase (decrease) in share activity	(13,418,989)	$(99,533,645)	30,519,857	$242,588,128

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $21,839 and $122,957 allocated among the classes based on relative net assets of each class for the six months ended February 29, 2012 and the year ended August 31, 2011, respectively.

32        Invesco Floating Rate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of
									Ratio of		expenses
			Net gains						expenses		to average net
			(losses) on						to average		assets without		Ratio of net
	Net asset		securities		Dividends				net assets		fee waivers		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		and/or		income to
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period(b)	return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Six months ended 02/29/12	$7.36	$0.17	$0.31	$0.48	$(0.17)	$7.67	6.65%	$394,526	1.10	%(e)(f)	1.10	%(e)(f)	4.66	%(e)	38%
Year ended 08/31/11	7.47	0.35	(0.11)	0.24	(0.35)	7.36	3.07	450,750	0.99	(f)	1.00	(f)	4.53		152
Year ended 08/31/10	7.09	0.40	0.39 (g)	0.79	(0.41)	7.47	11.28 (g)	359,476	1.12	(f)	1.14	(f)	5.34		106
Year ended 08/31/09	7.99	0.41	(0.89)	(0.48)	(0.42)	7.09	(4.97)	218,448	1.24	(f)	1.25	(f)	6.50		52
Year ended 08/31/08	8.67	0.53	(0.68)	(0.15)	(0.53)	7.99	(1.80)	141,803	1.36	(f)	1.37	(f)	6.36		66
Year ended 08/31/07	9.06	0.60	(0.39)	0.21	(0.60)	8.67	2.28	220,449	1.29	(f)	1.30	(f)	6.65		117

Class C
Six months ended 02/29/12	7.32	0.15	0.33	0.48	(0.16)	7.64	6.55	252,279	1.60	(e)(f)	1.60	(e)(f)	4.16	(e)	38
Year ended 08/31/11	7.44	0.31	(0.12)	0.19	(0.31)	7.32	2.41	267,796	1.49	(f)	1.50	(f)	4.03		152
Year ended 08/31/10	7.06	0.36	0.39 (g)	0.75	(0.37)	7.44	10.75 (g)	189,966	1.62	(f)	1.64	(f)	4.84		106
Year ended 08/31/09	7.97	0.38	(0.90)	(0.52)	(0.39)	7.06	(5.61)	103,975	1.74	(f)	1.75	(f)	6.00		52
Year ended 08/31/08	8.65	0.48	(0.68)	(0.20)	(0.48)	7.97	(2.31)	68,452	1.86	(f)	1.87	(f)	5.86		66
Year ended 08/31/07	9.04	0.56	(0.39)	0.17	(0.56)	8.65	1.76	81,479	1.79	(f)	1.80	(f)	6.15		117

Class R
Six months ended 02/29/12	7.37	0.17	0.32	0.49	(0.17)	7.69	6.65	1,526	1.35	(e)(f)	1.35	(e)(f)	4.41	(e)	38
Year ended 08/31/11	7.49	0.33	(0.12)	0.21	(0.33)	7.37	2.68	1,491	1.24	(f)	1.25	(f)	4.28		152
Year ended 08/31/10	7.10	0.39	0.39 (g)	0.78	(0.39)	7.49	11.15 (g)	1,080	1.37	(f)	1.39	(f)	5.09		106
Year ended 08/31/09	8.00	0.40	(0.89)	(0.49)	(0.41)	7.10	(5.19)	427	1.49	(f)	1.50	(f)	6.25		52
Year ended 08/31/08	8.66	0.51	(0.66)	(0.15)	(0.51)	8.00	(1.81)	330	1.61	(f)	1.62	(f)	6.11		66
Year ended 08/31/07	9.06	0.58	(0.40)	0.18	(0.58)	8.66	1.91	278	1.54	(f)	1.55	(f)	6.40		117

Class Y
Six months ended 02/29/12	7.34	0.18	0.32	0.50	(0.18)	7.66	6.93	129,161	0.85	(e)(f)	0.85	(e)(f)	4.91	(e)	38
Year ended 08/31/11	7.46	0.37	(0.12)	0.25	(0.37)	7.34	3.19	125,900	0.74	(f)	0.75	(f)	4.78		152
Year ended 08/31/10	7.07	0.42	0.39 (g)	0.81	(0.42)	7.46	11.72 (g)	93,479	0.87	(f)	0.89	(f)	5.59		106
Year ended 08/31/09(h)	7.29	0.41	(0.24)	0.17	(0.39)	7.07	3.48	20,176	1.00	(f)(i)	1.00	(f)(i)	6.74	(i)	52

Institutional Class
Six months ended 02/29/12	7.36	0.19	0.31	0.50	(0.19)	7.67	6.84	53,225	0.73	(e)(f)	0.73	(e)(f)	5.03	(e)	38
Year ended 08/31/11	7.47	0.38	(0.12)	0.26	(0.37)	7.36	3.40	48,967	0.68	(f)	0.69	(f)	4.84		152
Year ended 08/31/10	7.09	0.42	0.39 (g)	0.81	(0.43)	7.47	11.65 (g)	37,580	0.79	(f)	0.81	(f)	5.67		106
Year ended 08/31/09	7.99	0.44	(0.89)	(0.45)	(0.45)	7.09	(4.62)	38,720	0.88	(f)	0.89	(f)	6.86		52
Year ended 08/31/08	8.67	0.56	(0.68)	(0.12)	(0.56)	7.99	(1.46)	50,786	1.01	(f)	1.02	(f)	6.71		66
Year ended 08/31/07	9.06	0.63	(0.39)	0.24	(0.63)	8.67	2.62	48,138	0.95	(f)	0.96	(f)	6.99		117

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $422,471, $257,050, $1,463, $114,032 and $50,948 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Ratio includes line of credit expenses of 0.02%, 0.01%, 0.02%, 0.02%, 0.06% and 0.02% for the six months ended February 29, 2012 and the years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008 and August 31, 2007, respectively.
(g)	Includes the impact of valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively, and total returns would have been lower.
(h)	Commencement date of October 3, 2008.
(i)	Annualized.

33        Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,066.50	$5.65	$1,019.39	$5.52	1.10%

C	1,000.00	1,065.50	8.22	1,016.91	8.02	1.60

R	1,000.00	1,066.50	6.94	1,018.15	6.77	1.35

Y	1,000.00	1,069.30	4.37	1,020.64	4.27	0.85

Institutional	1,000.00	1,069.80	3.74	1,021.25	3.65	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

34        Invesco Floating Rate Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

FLR-SAR-1	Invesco Distributors, Inc.

Invesco S&P 500 Index Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: SPIAX ▪ B: SPIBX ▪ C: SPICX ▪ Y: SPIDX

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
23	Financial Highlights
24	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.96%

Class B Shares	12.50

Class C Shares	12.57

Class Y Shares	13.14

S&P 500 Index▼ (Broad Market/Style-Specific Index)	13.30

Lipper S&P 500 Objective Funds Index▼ (Peer Group Index)	13.15

Source(s): ▼Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (9/26/97)		3.42%

10	Years	3.04

5	Years	0.02

1	Year	-1.21

Class B Shares

Inception (9/26/97)		3.39%

10	Years	2.99

5	Years	-0.01

1	Year	-1.33

Class C Shares

Inception (9/26/97)		3.05%

10	Years	2.85

5	Years	0.41

1	Year	2.73

Class Y Shares

Inception (9/26/97)		4.07%

10	Years	3.87

5	Years	1.42

1	Year	4.77

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (9/26/97)		2.85%

10	Years	1.80

5	Years	-1.78

1	Year	-4.08

Class B Shares

Inception (9/26/97)		2.81%

10	Years	1.76

5	Years	-1.80

1	Year	-4.26

Class C Shares

Inception (9/26/97)		2.48%

10	Years	1.62

5	Years	-1.40

1	Year	-0.18

Class Y Shares

Inception (9/26/97)		3.50%

10	Years	2.62

5	Years	-0.41

1	Year	1.78

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A,
Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 0.61%, 1.36%, 1.27% and 0.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

2 Invesco S&P 500 Index Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically — and certainly without advance notice — depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
3 Invesco S&P 500 Index Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.07%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The)	19,302	$226,219

Omnicom Group Inc.	11,547	570,884

		797,103

Aerospace & Defense–2.59%
Boeing Co. (The)	31,108	2,331,544

General Dynamics Corp.	14,905	1,091,493

Goodrich Corp.	5,216	657,059

Honeywell International Inc.	32,375	1,928,579

L-3 Communications Holdings, Inc.	4,155	291,889

Lockheed Martin Corp.	11,104	981,705

Northrop Grumman Corp.	10,935	654,022

Precision Castparts Corp.	6,035	1,010,440

Raytheon Co.	14,486	731,833

Rockwell Collins, Inc.	6,285	372,638

Textron Inc.	11,643	320,299

United Technologies Corp.	37,925	3,180,770

		13,552,271

Agricultural Products–0.17%
Archer-Daniels-Midland Co.	27,959	872,321

Air Freight & Logistics–0.98%
C.H. Robinson Worldwide, Inc.	6,861	453,992

Expeditors International of Washington, Inc.	8,874	387,173

FedEx Corp.	13,277	1,194,797

United Parcel Service, Inc.–Class B	40,391	3,105,664

		5,141,626

Airlines–0.06%
Southwest Airlines Co.	32,585	292,613

Aluminum–0.09%
Alcoa Inc.	44,548	453,053

Apparel Retail–0.53%
Abercrombie & Fitch Co.–Class A	3,616	165,577

Gap, Inc. (The)	14,521	339,210

Limited Brands, Inc.	10,294	478,980

Ross Stores, Inc.	9,676	516,021

TJX Cos., Inc. (The)	31,570	1,155,778

Urban Outfitters, Inc.(b)	4,686	133,035

		2,788,601

Apparel, Accessories & Luxury Goods–0.37%
Coach, Inc.	12,214	914,096

Ralph Lauren Corp.	2,679	465,423

VF Corp.	3,648	532,790

		1,912,309

Application Software–0.60%
Adobe Systems Inc.(b)	20,546	675,758

Autodesk, Inc.(b)	9,492	359,272

Citrix Systems, Inc.(b)	7,805	583,346

Intuit Inc.	12,441	719,587

Salesforce.com, Inc.(b)	5,692	814,867

		3,152,830

Asset Management & Custody Banks–1.12%
Ameriprise Financial, Inc.	9,469	527,992

Bank of New York Mellon Corp. (The)	50,756	1,122,215

BlackRock, Inc.	4,192	834,208

Federated Investors, Inc.–Class B	3,892	79,747

Franklin Resources, Inc.	6,092	718,186

Invesco Ltd.(c)	18,876	467,559

Legg Mason, Inc.	5,201	142,455

Northern Trust Corp.	10,086	447,919

State Street Corp.	20,590	869,516

T. Rowe Price Group Inc.	10,573	651,191

		5,860,988

Auto Parts & Equipment–0.25%
BorgWarner, Inc.(b)	4,558	377,585

Johnson Controls, Inc.	28,478	929,237

		1,306,822

Automobile Manufacturers–0.38%
Ford Motor Co.	159,060	1,969,163

Automotive Retail–0.24%
AutoNation, Inc.(b)	1,982	67,547

AutoZone, Inc.(b)	1,164	435,895

CarMax, Inc.(b)	9,476	290,818

O’Reilly Automotive, Inc.(b)	5,361	463,726

		1,257,986

Biotechnology–1.19%
Amgen Inc.	33,201	2,256,008

Biogen Idec Inc.(b)	10,166	1,184,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco S&P 500 Index Fund

	Shares	Value

Biotechnology–(continued)

Celgene Corp.(b)	18,581	$1,362,452

Gilead Sciences, Inc.(b)	31,439	1,430,474

		6,232,968

Brewers–0.06%
Molson Coors Brewing Co.–Class B	6,588	289,477

Broadcasting–0.29%
CBS Corp.–Class B	27,390	818,961

Discovery Communications, Inc.–Class A(b)	11,060	515,949

Scripps Networks Interactive–Class A	4,047	182,924

		1,517,834

Building Products–0.03%
Masco Corp.	14,975	177,903

Cable & Satellite–1.13%
Cablevision Systems Corp.–Class A	9,239	131,471

Comcast Corp.–Class A	114,053	3,350,877

DIRECTV–Class A(b)	29,533	1,367,969

Time Warner Cable Inc.	13,356	1,059,665

		5,909,982

Casinos & Gaming–0.11%
International Game Technology	12,456	187,089

Wynn Resorts Ltd.	3,275	388,219

		575,308

Coal & Consumable Fuels–0.17%
Alpha Natural Resources, Inc.(b)	9,199	170,733

CONSOL Energy Inc.	9,493	340,039

Peabody Energy Corp.	11,337	395,435

		906,207

Commercial Printing–0.02%
R. R. Donnelley & Sons Co.	7,860	108,625

Communications Equipment–2.13%
Cisco Systems, Inc.	225,016	4,473,318

F5 Networks, Inc.(b)	3,338	417,116

Harris Corp.	4,816	210,122

JDS Uniphase Corp.(b)	9,590	125,054

Juniper Networks, Inc.(b)	22,016	501,084

Motorola Mobility Holdings Inc.(b)	11,031	437,931

Motorola Solutions, Inc.	11,990	597,102

QUALCOMM, Inc.	70,357	4,374,798

		11,136,525

Computer & Electronics Retail–0.08%
Best Buy Co., Inc.	12,283	303,390

GameStop Corp.–Class A	5,792	131,942

		435,332

Computer Hardware–4.65%
Apple Inc.(b)	38,901	21,101,458

Dell Inc.(b)	63,916	1,105,747

Hewlett-Packard Co.	83,167	2,104,957

		24,312,162

Computer Storage & Peripherals–0.77%
EMC Corp.(b)	85,386	2,364,339

Lexmark International, Inc.–Class A	2,959	109,128

NetApp, Inc.(b)	15,009	645,387

SanDisk Corp.(b)	10,057	497,419

Western Digital Corp.(b)	9,784	384,022

		4,000,295

Construction & Engineering–0.17%
Fluor Corp.	7,101	429,468

Jacobs Engineering Group, Inc.(b)	5,403	249,727

Quanta Services, Inc.(b)	8,794	183,795

		862,990

Construction & Farm Machinery & Heavy Trucks–1.26%
Caterpillar Inc.	27,064	3,090,979

Cummins Inc.	8,071	973,121

Deere & Co.	17,325	1,436,762

Joy Global Inc.	4,356	378,798

PACCAR Inc.	14,993	689,828

		6,569,488

Construction Materials–0.05%
Vulcan Materials Co.	5,408	240,981

Consumer Electronics–0.03%
Harman International Industries, Inc.	2,957	145,277

Consumer Finance–0.85%
American Express Co.	42,295	2,236,982

Capital One Financial Corp.	23,176	1,172,706

Discover Financial Services	23,005	690,380

SLM Corp.	21,293	335,578

		4,435,646

Data Processing & Outsourced Services–1.42%
Automatic Data Processing, Inc.	20,454	1,111,061

Computer Sciences Corp.	6,490	206,122

Fidelity National Information Services, Inc.	10,152	322,123

Fiserv, Inc.(b)	5,890	390,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco S&P 500 Index Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

MasterCard, Inc.–Class A	4,461	$1,873,620

Paychex, Inc.	13,499	422,519

Total System Services, Inc.	6,785	148,456

Visa Inc.–Class A	21,286	2,477,052

Western Union Co. (The)	25,914	452,718

		7,404,178

Department Stores–0.36%
JC Penney Co., Inc.	5,982	236,887

Kohl’s Corp.	10,606	526,906

Macy’s, Inc.	17,572	667,209

Nordstrom, Inc.	6,771	363,061

Sears Holdings Corp.(b)	1,593	110,969

		1,905,032

Distillers & Vintners–0.17%
Beam Inc.	6,506	358,351

Brown-Forman Corp.–Class B	4,243	346,441

Constellation Brands, Inc.–Class A(b)	7,249	158,318

		863,110

Distributors–0.08%
Genuine Parts Co.	6,506	407,796

Diversified Banks–1.82%
Comerica Inc.	8,315	246,872

U.S. Bancorp	79,879	2,348,443

Wells Fargo & Co.	220,733	6,906,736

		9,502,051

Diversified Chemicals–0.92%
Dow Chemical Co. (The)	49,466	1,657,606

E. I. du Pont de Nemours and Co.	38,671	1,966,420

Eastman Chemical Co.	5,741	310,760

FMC Corp.	2,899	286,914

PPG Industries, Inc.	6,428	586,555

		4,808,255

Diversified Metals & Mining–0.33%
Freeport-McMoRan Copper & Gold Inc.	39,676	1,688,611

Titanium Metals Corp.	3,482	51,046

		1,739,657

Diversified REIT’s–0.12%
Vornado Realty Trust	7,722	631,119

Diversified Support Services–0.08%
Cintas Corp.	4,646	179,150

Iron Mountain Inc.	7,769	241,227

		420,377

Drug Retail–0.71%
CVS Caremark Corp.	54,481	2,457,093

Walgreen Co.	37,222	1,234,282

		3,691,375

Education Services–0.06%
Apollo Group, Inc.–Class A(b)	4,852	206,889

DeVry, Inc.	2,521	89,571

		296,460

Electric Utilities–1.82%
American Electric Power Co., Inc.	20,212	760,173

Duke Energy Corp.	55,784	1,167,001

Edison International	13,637	570,981

Entergy Corp.	7,371	491,130

Exelon Corp.	27,750	1,084,193

FirstEnergy Corp.	17,505	775,296

NextEra Energy, Inc.	17,685	1,052,434

Northeast Utilities	7,409	265,983

Pepco Holdings, Inc.	9,498	184,641

Pinnacle West Capital Corp.	4,593	216,009

PPL Corp.	24,205	691,053

Progress Energy, Inc.	12,347	655,379

Southern Co. (The)	36,077	1,594,243

		9,508,516

Electrical Components & Equipment–0.54%
Cooper Industries PLC (Ireland)	6,613	404,848

Emerson Electric Co.	30,795	1,549,296

Rockwell Automation, Inc.	5,933	474,521

Roper Industries, Inc.	4,036	369,375

		2,798,040

Electronic Components–0.24%
Amphenol Corp.–Class A	6,937	388,195

Corning Inc.	65,780	857,771

		1,245,966

Electronic Equipment & Instruments–0.03%
FLIR Systems, Inc.	6,523	170,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco S&P 500 Index Fund

	Shares	Value

Electronic Manufacturing Services–0.19%
Jabil Circuit, Inc.	7,668	$198,064

Molex Inc.	5,726	155,175

TE Connectivity Ltd.	17,766	649,347

		1,002,586

Environmental & Facilities Services–0.26%
Republic Services, Inc.	13,176	393,040

Stericycle, Inc.(b)	3,595	311,938

Waste Management, Inc.	19,267	673,960

		1,378,938

Fertilizers & Agricultural Chemicals–0.57%
CF Industries Holdings, Inc.	2,736	508,896

Monsanto Co.	22,410	1,734,086

Mosaic Co. (The)	12,462	719,680

		2,962,662

Food Distributors–0.14%
Sysco Corp.	24,691	726,409

Food Retail–0.29%
Kroger Co. (The)	24,994	594,607

Safeway Inc.	14,226	305,148

SUPERVALU Inc.	8,882	58,000

Whole Foods Market, Inc.	6,683	539,585

		1,497,340

Footwear–0.32%
NIKE, Inc.–Class B	15,525	1,675,458

Gas Utilities–0.11%
AGL Resources Inc.	4,923	196,280

ONEOK, Inc.	4,355	359,897

		556,177

General Merchandise Stores–0.46%
Big Lots, Inc.(b)	2,787	122,210

Dollar Tree, Inc.(b)	4,953	438,390

Family Dollar Stores, Inc.	4,950	267,250

Target Corp.	28,110	1,593,556

		2,421,406

Gold–0.24%
Newmont Mining Corp.	20,710	1,230,174

Health Care Distributors–0.38%
AmerisourceBergen Corp.	10,812	403,828

Cardinal Health, Inc.	14,461	600,855

McKesson Corp.	10,277	858,232

Patterson Cos. Inc.	3,664	116,955

		1,979,870

Health Care Equipment–1.72%
Baxter International Inc.	23,601	1,371,926

Becton, Dickinson and Co.	8,978	684,303

Boston Scientific Corp.(b)	62,011	385,708

C.R. Bard, Inc.	3,636	340,402

CareFusion Corp.(b)	9,401	242,640

Covidien PLC (Ireland)	20,192	1,055,032

Edwards Lifesciences Corp.(b)	4,766	348,538

Intuitive Surgical, Inc.(b)	1,631	834,452

Medtronic, Inc.	44,172	1,683,837

St. Jude Medical, Inc.	13,351	562,344

Stryker Corp.	13,614	730,255

Varian Medical Systems, Inc.(b)	4,679	305,305

Zimmer Holdings, Inc.	7,499	455,564

		9,000,306

Health Care Facilities–0.02%
Tenet Healthcare Corp.(b)	18,180	102,717

Health Care Services–0.63%
DaVita, Inc.(b)	3,954	342,219

Express Scripts, Inc.(b)	20,363	1,085,959

Laboratory Corp. of America Holdings(b)	4,144	372,504

Medco Health Solutions, Inc.(b)	16,204	1,095,228

Quest Diagnostics Inc.	6,603	383,304

		3,279,214

Health Care Supplies–0.04%
DENTSPLY International Inc.	5,898	228,135

Health Care Technology–0.09%
Cerner Corp.(b)	6,071	448,222

Home Entertainment Software–0.04%
Electronic Arts Inc.(b)	13,871	226,513

Home Furnishings–0.03%
Leggett & Platt, Inc.	5,869	132,815

Home Improvement Retail–0.87%
Home Depot, Inc. (The)	64,524	3,069,407

Lowe’s Cos., Inc.	52,427	1,487,878

		4,557,285

Homebuilding–0.09%
D.R. Horton, Inc.	11,641	166,932

Lennar Corp.–Class A	6,731	157,371

PulteGroup Inc.(b)	14,098	124,344

		448,647

Homefurnishing Retail–0.11%
Bed Bath & Beyond Inc.(b)	10,047	600,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco S&P 500 Index Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–0.32%
Carnival Corp.	18,940	$573,692

Marriott International Inc.–Class A	11,221	395,877

Starwood Hotels & Resorts Worldwide, Inc.	8,043	433,518

Wyndham Worldwide Corp.	6,387	280,964

		1,684,051

Household Appliances–0.05%
Whirlpool Corp.	3,162	238,952

Household Products–2.15%
Clorox Co. (The)	5,520	373,207

Colgate-Palmolive Co.	20,258	1,887,640

Kimberly-Clark Corp.	16,494	1,202,083

Procter & Gamble Co. (The)	115,161	7,775,671

		11,238,601

Housewares & Specialties–0.04%
Newell Rubbermaid Inc.	12,117	221,741

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	5,983	170,097

Hypermarkets & Super Centers–1.13%
Costco Wholesale Corp.	18,139	1,561,042

Wal-Mart Stores, Inc.	73,107	4,319,162

		5,880,204

Independent Power Producers & Energy Traders–0.16%
AES Corp. (The)(b)	26,986	365,930

Constellation Energy Group Inc.	8,436	305,889

NRG Energy, Inc.(b)	9,624	164,571

		836,390

Industrial Conglomerates–2.54%
3M Co.	29,334	2,569,658

Danaher Corp.	23,844	1,259,678

General Electric Co.(d)	441,898	8,418,157

Tyco International Ltd.	19,336	1,001,992

		13,249,485

Industrial Gases–0.46%
Air Products & Chemicals, Inc.	8,795	793,661

Airgas, Inc.	2,853	234,887

Praxair, Inc.	12,546	1,367,514

		2,396,062

Industrial Machinery–0.94%
Dover Corp.	7,758	496,667

Eaton Corp.	13,988	730,034

Flowserve Corp.	2,316	274,608

Illinois Tool Works Inc.	20,224	1,126,274

Ingersoll-Rand PLC (Ireland)	13,066	521,072

Pall Corp.	4,797	304,370

Parker Hannifin Corp.	6,314	567,060

Snap-on Inc.	2,425	148,240

Stanley Black & Decker Inc.	7,030	539,904

Xylem, Inc.	7,722	200,618

		4,908,847

Industrial REIT’s–0.12%
Prologis, Inc.	19,180	645,599

Insurance Brokers–0.26%
Aon Corp.	13,531	633,386

Marsh & McLennan Cos., Inc.	22,517	702,531

		1,335,917

Integrated Oil & Gas–6.81%
Chevron Corp.	83,356	9,095,807

ConocoPhillips	55,575	4,254,266

Exxon Mobil Corp.	200,629	17,354,409

Hess Corp.	12,473	809,747

Murphy Oil Corp.	8,099	517,850

Occidental Petroleum Corp.	33,978	3,546,284

		35,578,363

Integrated Telecommunication Services–2.61%
AT&T Inc.	248,043	7,587,635

CenturyLink Inc.	25,850	1,040,463

Frontier Communications Corp.	41,652	191,183

Verizon Communications Inc.	118,500	4,516,035

Windstream Corp.	24,393	294,667

		13,629,983

Internet Retail–0.87%
Amazon.com, Inc.(b)	15,226	2,735,960

Expedia, Inc.	3,925	133,646

Netflix Inc.(b)	2,316	256,451

Priceline.com Inc.(b)	2,083	1,306,082

TripAdvisor Inc.(b)	3,925	126,503

		4,558,642

Internet Software & Services–1.83%
Akamai Technologies, Inc.(b)	7,510	270,360

eBay Inc.(b)	48,090	1,718,737

Google Inc.–Class A(b)	10,573	6,536,757

VeriSign, Inc.	6,654	245,865

Yahoo! Inc.(b)	51,914	769,885

		9,541,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco S&P 500 Index Fund

	Shares	Value

Investment Banking & Brokerage–0.81%
Charles Schwab Corp. (The)	45,183	$627,140

E*TRADE Financial Corp.(b)	10,626	102,329

Goldman Sachs Group, Inc. (The)	20,606	2,372,575

Morgan Stanley	62,119	1,151,686

		4,253,730

IT Consulting & Other Services–2.45%
Accenture PLC–Class A (Ireland)	26,825	1,597,161

Cognizant Technology Solutions Corp.–Class A(b)	12,645	897,163

International Business Machines Corp.	49,332	9,705,084

SAIC, Inc.(b)	11,561	141,275

Teradata Corp.(b)	6,961	463,255

		12,803,938

Leisure Products–0.12%
Hasbro, Inc.	4,828	170,525

Mattel, Inc.	14,174	459,805

		630,330

Life & Health Insurance–0.96%
Aflac, Inc.	19,537	923,123

Lincoln National Corp.	12,626	313,630

MetLife, Inc.	44,268	1,706,531

Principal Financial Group, Inc.	12,772	353,274

Prudential Financial, Inc.	19,755	1,208,216

Torchmark Corp.	4,228	204,804

Unum Group	12,237	282,063

		4,991,641

Life Sciences Tools & Services–0.45%
Agilent Technologies, Inc.	14,532	633,886

Life Technologies Corp.(b)	7,458	352,838

PerkinElmer, Inc.	4,732	127,764

Thermo Fisher Scientific, Inc.	15,832	896,408

Waters Corp.(b)	3,756	336,537

		2,347,433

Managed Health Care–1.05%
Aetna Inc.	15,164	709,069

Cigna Corp.	11,948	527,026

Coventry Health Care, Inc.(b)	6,026	196,990

Humana Inc.	6,842	595,938

UnitedHealth Group Inc.	44,620	2,487,565

WellPoint, Inc.	14,559	955,507

		5,472,095

Metal & Glass Containers–0.08%
Ball Corp.	6,804	272,704

Owens-Illinois, Inc.(b)	6,865	164,074

		436,778

Motorcycle Manufacturers–0.09%
Harley-Davidson, Inc.	9,725	452,991

Movies & Entertainment–1.46%
News Corp.–Class A	91,789	1,823,847

Time Warner Inc.	41,893	1,558,839

Viacom Inc.–Class B	23,113	1,100,641

Walt Disney Co. (The)	75,196	3,157,480

		7,640,807

Multi-Line Insurance–0.34%
American International Group, Inc.(b)	18,283	534,229

Assurant, Inc.	3,901	165,676

Genworth Financial Inc.–Class A(b)	20,548	186,781

Hartford Financial Services Group, Inc.	18,656	386,366

Loews Corp.	12,780	500,209

		1,773,261

Multi-Sector Holdings–0.05%
Leucadia National Corp.	8,291	236,211

Multi-Utilities–1.31%
Ameren Corp.	10,138	325,126

CenterPoint Energy, Inc.	17,828	347,468

CMS Energy Corp.	10,546	225,790

Consolidated Edison, Inc.	12,259	712,248

Dominion Resources, Inc.	23,841	1,203,255

DTE Energy Co.	7,084	382,465

Integrys Energy Group, Inc.	3,236	168,369

NiSource Inc.	11,766	282,384

PG&E Corp.	16,988	708,060

Public Service Enterprise Group Inc.	21,174	651,736

SCANA Corp.	4,806	216,270

Sempra Energy	10,030	594,177

TECO Energy, Inc.	9,030	162,088

Wisconsin Energy Corp.	9,679	329,860

Xcel Energy, Inc.	20,298	537,694

		6,846,990

Office Electronics–0.09%
Xerox Corp.	58,057	477,809

Office REIT’s–0.12%
Boston Properties, Inc.	6,179	627,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco S&P 500 Index Fund

	Shares	Value

Office Services & Supplies–0.06%
Avery Dennison Corp.	4,448	$135,664

Pitney Bowes Inc.	8,355	151,476

		287,140

Oil & Gas Drilling–0.26%
Diamond Offshore Drilling, Inc.	2,957	202,466

Helmerich & Payne, Inc.	4,467	273,827

Nabors Industries Ltd.(b)	12,036	262,144

Noble Corp.(b)	10,565	424,502

Rowan Cos., Inc.(b)	5,206	191,945

		1,354,884

Oil & Gas Equipment & Services–1.77%
Baker Hughes Inc.	18,268	918,515

Cameron International Corp.(b)	10,262	571,696

FMC Technologies, Inc.(b)	9,972	502,888

Halliburton Co.	38,514	1,409,227

National Oilwell Varco Inc.	17,740	1,464,082

Schlumberger Ltd.	56,177	4,359,897

		9,226,305

Oil & Gas Exploration & Production–2.19%
Anadarko Petroleum Corp.	20,842	1,753,229

Apache Corp.	16,074	1,734,867

Cabot Oil & Gas Corp.	8,747	305,095

Chesapeake Energy Corp.	27,593	689,825

Denbury Resources Inc.(b)	16,627	331,044

Devon Energy Corp.	16,905	1,239,305

EOG Resources, Inc.	11,253	1,281,267

EQT Corp.	6,220	329,784

Marathon Oil Corp.	29,455	998,230

Newfield Exploration Co.(b)	5,544	199,584

Noble Energy, Inc.	7,347	717,435

Pioneer Natural Resources Co.	5,096	558,725

QEP Resources Inc.	7,406	252,841

Range Resources Corp.	6,542	416,595

Southwestern Energy Co.(b)	14,539	480,659

WPX Energy Inc.(b)	8,223	149,330

		11,437,815

Oil & Gas Refining & Marketing–0.29%
Marathon Petroleum Corp.	14,922	620,009

Sunoco, Inc.	4,512	174,299

Tesoro Corp.(b)	5,953	157,933

Valero Energy Corp.	23,428	573,752

		1,525,993

Oil & Gas Storage & Transportation–0.48%
El Paso Corp.	32,279	897,679

Spectra Energy Corp.	27,220	854,163

Williams Cos., Inc. (The)	24,670	737,140

		2,488,982

Other Diversified Financial Services–2.62%
Bank of America Corp.	424,256	3,381,320

Citigroup Inc.	122,377	4,077,602

JPMorgan Chase & Co.	159,046	6,240,965

		13,699,887

Packaged Foods & Meats–1.62%
Campbell Soup Co.	7,506	250,100

ConAgra Foods, Inc.	17,349	455,411

Dean Foods Co.(b)	7,688	94,255

General Mills, Inc.	26,932	1,031,765

H.J. Heinz Co.	13,403	706,472

Hershey Co. (The)	6,366	386,416

Hormel Foods Corp.	5,753	163,788

J M Smucker Co. (The)	4,764	358,824

Kellogg Co.	10,371	542,922

Kraft Foods Inc.–Class A	73,950	2,815,276

McCormick & Co., Inc.	5,507	277,828

Mead Johnson Nutrition Co.	8,520	662,430

Sara Lee Corp.	24,726	500,702

Tyson Foods, Inc.–Class A	12,227	231,213

		8,477,402

Paper Packaging–0.06%
Bemis Co., Inc.	4,356	136,648

Sealed Air Corp.	8,036	157,746

		294,394

Paper Products–0.16%
International Paper Co.	18,294	643,034

MeadWestvaco Corp.	7,146	216,381

		859,415

Personal Products–0.17%
Avon Products, Inc.	18,030	336,981

Estee Lauder Cos. Inc. (The)–Class A	9,349	547,290

		884,271

Pharmaceuticals–5.67%
Abbott Laboratories	65,203	3,691,142

Allergan, Inc.	12,767	1,143,795

Bristol-Myers Squibb Co.	70,927	2,281,722

Eli Lilly & Co.	42,644	1,673,350

Forest Laboratories, Inc.(b)	11,182	363,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco S&P 500 Index Fund

	Shares	Value

Pharmaceuticals–(continued)

Hospira, Inc.(b)	6,859	$244,318

Johnson & Johnson	114,304	7,438,904

Merck & Co., Inc.	127,575	4,869,538

Mylan Inc.(b)	17,852	418,451

Perrigo Co.	3,856	397,399

Pfizer Inc.	321,752	6,788,967

Watson Pharmaceuticals, Inc.(b)	5,299	309,038

		29,620,263

Property & Casualty Insurance–1.97%
ACE Ltd. (Switzerland)	14,097	1,010,896

Allstate Corp. (The)	21,151	664,776

Berkshire Hathaway Inc.–Class B(b)	73,586	5,772,822

Chubb Corp. (The)	11,639	790,986

Cincinnati Financial Corp.	6,739	237,010

Progressive Corp. (The)	25,812	552,893

Travelers Cos., Inc. (The)	17,277	1,001,548

XL Group PLC (Ireland)	13,415	279,032

		10,309,963

Publishing–0.15%
Gannett Co., Inc.	9,973	147,999

McGraw-Hill Cos., Inc. (The)	12,280	571,511

Washington Post Co. (The)–Class B	194	76,417

		795,927

Railroads–0.79%
CSX Corp.	43,946	923,306

Norfolk Southern Corp.	14,067	969,216

Union Pacific Corp.	20,219	2,229,145

		4,121,667

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	13,574	248,811

Regional Banks–0.90%
BB&T Corp.	29,179	853,486

Fifth Third Bancorp	38,498	523,958

First Horizon National Corp.	11,033	103,710

Huntington Bancshares Inc.	36,167	211,396

KeyCorp	39,884	323,060

M&T Bank Corp.	5,294	432,096

PNC Financial Services Group, Inc.	22,020	1,310,631

Regions Financial Corp.	52,692	303,506

SunTrust Banks, Inc.	22,477	516,072

Zions Bancorp.	7,713	146,547

		4,724,462

Research & Consulting Services–0.07%
Dun & Bradstreet Corp. (The)	2,034	168,110

Equifax Inc.	5,055	212,512

		380,622

Residential REIT’s–0.26%
Apartment Investment & Management Co.–Class A	5,049	125,417

AvalonBay Communities, Inc.	3,943	511,289

Equity Residential	12,415	706,289

		1,342,995

Restaurants–1.50%
Chipotle Mexican Grill, Inc.(b)	1,309	510,798

Darden Restaurants, Inc.	5,497	280,292

McDonald’s Corp.	42,828	4,251,964

Starbucks Corp.	31,199	1,515,023

Yum! Brands, Inc.	19,274	1,276,710

		7,834,787

Retail REIT’s–0.38%
Kimco Realty Corp.	17,033	313,066

Simon Property Group, Inc.	12,297	1,665,998

		1,979,064

Semiconductor Equipment–0.24%
Applied Materials, Inc.	54,649	668,904

KLA-Tencor Corp.	6,975	337,590

Novellus Systems, Inc.(b)	2,826	131,353

Teradyne, Inc.(b)	7,703	126,483

		1,264,330

Semiconductors–2.16%
Advanced Micro Devices, Inc.(b)	24,503	180,097

Altera Corp.	13,429	516,345

Analog Devices, Inc.	12,471	488,988

Broadcom Corp.–Class A(b)	20,304	754,294

First Solar, Inc.(b)	2,485	80,266

Intel Corp.	213,135	5,729,069

Linear Technology Corp.	9,532	319,131

LSI Corp.(b)	23,585	202,831

Microchip Technology Inc.	7,991	288,235

Micron Technology, Inc.(b)	41,336	353,423

NVIDIA Corp.(b)	25,559	387,219

Texas Instruments Inc.	47,827	1,595,030

Xilinx, Inc.	10,984	405,639

		11,300,567

Soft Drinks–2.20%
Coca-Cola Co. (The)	95,066	6,641,311

Coca-Cola Enterprises, Inc.	13,059	377,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco S&P 500 Index Fund

	Shares	Value

Soft Drinks–(continued)

Dr. Pepper Snapple Group, Inc.	8,957	$340,814

PepsiCo, Inc.	65,438	4,118,667

		11,478,197

Specialized Consumer Services–0.04%
H&R Block, Inc.	12,259	199,822

Specialized Finance–0.38%
CME Group Inc.	2,778	804,203

IntercontinentalExchange Inc.(b)	3,069	423,399

Moody’s Corp.	8,176	315,675

NASDAQ OMX Group, Inc. (The)(b)	5,316	140,024

NYSE Euronext	10,965	326,428

		2,009,729

Specialized REIT’s–0.72%
HCP, Inc.	17,068	674,186

Health Care REIT, Inc.	7,943	432,417

Host Hotels & Resorts Inc.	29,560	466,457

Plum Creek Timber Co., Inc.	6,750	264,330

Public Storage	5,928	794,767

Ventas, Inc.	12,051	673,892

Weyerhaeuser Co.	22,452	469,022

		3,775,071

Specialty Chemicals–0.32%
Ecolab Inc.	12,562	753,720

International Flavors & Fragrances Inc.	3,347	190,879

Sherwin-Williams Co. (The)	3,598	371,134

Sigma-Aldrich Corp.	5,082	364,837

		1,680,570

Specialty Stores–0.15%
Staples, Inc.	29,275	429,172

Tiffany & Co.	5,313	345,398

		774,570

Steel–0.25%
Allegheny Technologies, Inc.	4,403	193,160

Cliffs Natural Resources Inc.	5,947	377,516

Nucor Corp.	13,255	576,990

United States Steel Corp.	5,978	162,721

		1,310,387

Systems Software–3.14%
BMC Software, Inc.(b)	7,123	266,685

CA, Inc.	15,488	418,641

Microsoft Corp.	313,376	9,946,554

Oracle Corp.	164,697	4,820,681

Red Hat, Inc.(b)	8,048	398,054

Symantec Corp.(b)	30,854	550,436

		16,401,051

Thrifts & Mortgage Finance–0.07%
Hudson City Bancorp, Inc.	22,077	151,227

People’s United Financial Inc.	15,094	190,034

		341,261

Tires & Rubber–0.03%
Goodyear Tire & Rubber Co. (The)(b)	10,227	131,519

Tobacco–1.91%
Altria Group, Inc.	86,075	2,590,857

Lorillard, Inc.	5,651	740,733

Philip Morris International Inc.	72,704	6,072,238

Reynolds American Inc.	14,150	593,310

		9,997,138

Trading Companies & Distributors–0.22%
Fastenal Co.	12,356	650,914

W.W. Grainger, Inc.	2,522	523,895

		1,174,809

Trucking–0.02%
Ryder System, Inc.	2,189	116,520

Wireless Telecommunication Services–0.28%
American Tower Corp.	16,449	1,029,378

MetroPCS Communications, Inc.(b)	12,281	126,494

Sprint Nextel Corp.(b)	125,395	309,726

		1,465,598

Total Common Stocks & Other Equity Interests (Cost $356,123,580)		517,484,624

Money Market Funds–1.12%
Liquid Assets Portfolio–Institutional Class(e)	2,940,288	2,940,288

Premier Portfolio–Institutional Class(e)	2,940,289	2,940,289

Total Money Market Funds (Cost $5,880,577)		5,880,577

TOTAL INVESTMENTS–100.19% (Cost $362,004,157)		523,365,201

OTHER ASSETS LESS LIABILITIES–(0.19%)		(1,014,312)

NET ASSETS–100.00%		$522,350,889

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco S&P 500 Index Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of February 29, 2012 represented 0.09% of the Fund’s Net Assets. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By sector, based on Net Assets
as of February 29, 2012

Information Technology	20.0%

Financials	14.0

Energy	12.0

Health Care	11.2

Consumer Discretionary	10.9

Consumer Staples	10.7

Industrials	10.6

Materials	3.6

Utilities	3.4

Telecommunication Services	2.7

Money Market Funds Plus Other Assets Less Liabilities	0.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $355,683,031)	$517,017,065

Investments in affiliates, at value (Cost $6,321,126)	6,348,136

Total investments, at value (Cost $362,004,157)	523,365,201

Receivable for:
Fund shares sold	341,711

Dividends	1,249,841

Fund expenses absorbed	20,548

Investment for trustee deferred compensation and retirement plans	7,989

Other assets	31,264

Total assets	525,016,554

Liabilities:
Payable for:
Investments purchased	199,102

Fund shares reacquired	1,838,910

Variation margin	35,188

Accrued fees to affiliates	467,576

Accrued other operating expenses	100,608

Trustee deferred compensation and retirement plans	24,281

Total liabilities	2,665,665

Net assets applicable to shares outstanding	$522,350,889

Net assets consist of:
Shares of beneficial interest	$467,308,956

Undistributed net investment income	2,696,630

Undistributed net realized gain (loss)	(109,141,235)

Unrealized appreciation	161,486,538

$522,350,889

Net Assets:
Class A	$400,322,844

Class B	$29,243,753

Class C	$73,922,863

Class Y	$18,861,429

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	27,236,055

Class B	2,023,147

Class C	5,171,629

Class Y	1,271,381

Class A:
Net asset value per share	$14.70

Maximum offering price per share (Net asset value of $14.70 divided by 94.50%)	$15.56

Class B:
Net asset value and offering price per share	$14.45

Class C:
Net asset value and offering price per share	$14.29

Class Y:
Net asset value and offering price per share	$14.84

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco S&P 500 Index Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends	$5,527,677

Dividends from affiliates	6,915

Total investment income	5,534,592

Expenses:
Advisory fees	291,766

Administrative services fees	70,840

Custodian fees	33,078

Distribution fees:

Class A	453,118

Class B	165,649

Class C	341,860

Transfer agent fees	468,124

Trustees’ and officers’ fees and benefits	23,581

Other	183,172

Total expenses	2,031,188

Less: Fees waived and expense offset arrangement(s)	(101,678)

Net expenses	1,929,510

Net investment income	3,605,082

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,081,461)

Futures contracts	750,412

(2,331,049)

Change in net unrealized appreciation of:
Investment securities	58,746,056

Futures contracts	56,190

58,802,246

Net realized and unrealized gain	56,471,197

Net increase in net assets resulting from operations	$60,076,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	Six months
	ended	Year ended
	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$3,605,082	$6,814,993

Net realized gain (loss)	(2,331,049)	(24,408,669)

Change in net unrealized appreciation	58,802,246	106,353,853

Net increase in net assets resulting from operations	60,076,279	88,760,177

Distributions to shareholders from net investment income:
Class A	(6,590,989)	(4,314,633)

Class B	(193,068)	(343,807)

Class C	(511,460)	(411,023)

Class Y	(356,716)	(330,849)

Total distributions from net investment income	(7,652,233)	(5,400,312)

Share transactions–net:
Class A	(8,523,566)	(22,350,952)

Class B	(12,180,778)	(37,810,809)

Class C	(2,626,210)	(9,480,958)

Class Y	243,395	(10,489,324)

Net increase (decrease) in net assets resulting from share transactions	(23,087,159)	(80,132,043)

Net increase in net assets	29,336,887	3,227,822

Net assets:
Beginning of period	493,014,002	489,786,180

End of period (includes undistributed net investment income of $2,696,630 and $6,743,781, respectively)	$522,350,889	$493,014,002

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

16        Invesco S&P 500 Index Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

17        Invesco S&P 500 Index Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 0.65%, 1.40%, 1.40% and 0.40%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine

18        Invesco S&P 500 Index Fund

items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $101,511.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the six months ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $20,899 in front-end sales commissions from the sale of Class A shares and $0, $8,378 and $1,799 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$523,365,601	$—	$—	$523,365,601

Futures*	125,494	—	—	125,494

Total Investments	$523,491,095	$—	$—	$523,491,095

*	Unrealized appreciation

19        Invesco S&P 500 Index Fund

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the six months ended February 29, 2012.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	08/31/11	at Cost	from Sales	Appreciation	Gain (Loss)	02/29/12	Income

Invesco Ltd.	$371,380	$2,270	$(29,368)	$133,450	$(10,173)	$467,559	$4,681

NOTE 5—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	$125,494	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the six months ended February 29, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Equity risk	$750,412

Change in Unrealized Appreciation
Equity risk	56,190

Total	$806,602

*	The average notional value outstanding of futures during the period was $27,095,675.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500 Index	99	March-2012	$6,753,780	$125,494

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $167.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $433 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

20        Invesco S&P 500 Index Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2012	$20,294,770

August 31, 2017	12,322,416

August 31, 2018	19,847,353

August 31, 2019	10,310,144

$62,774,683

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $8,092,588 and $34,968,273, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$187,481,745

Aggregate unrealized (depreciation) of investment securities	(37,243,578)

Net unrealized appreciation of investment securities	$150,238,167

Cost of investments for tax purposes is $373,127,034.

21        Invesco S&P 500 Index Fund

NOTE 11—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	1,295,721	$17,777,597	3,081,251	$42,089,867

Class B	34,794	463,351	126,134	1,618,298

Class C	239,112	3,131,111	396,254	5,177,490

Class Y	102,476	1,415,080	363,427	5,144,798

Issued as reinvestment of dividends:
Class A	445,622	5,998,079	296,064	3,952,452

Class B	12,813	169,909	23,301	305,005

Class C	34,865	457,088	28,427	368,126

Class Y	26,090	354,294	24,456	329,428

Automatic conversion of Class B shares to Class A shares:
Class A	686,857	9,459,874	1,898,796	25,882,392

Class B	(701,041)	(9,459,874)	(1,942,798)	(25,882,392)

Reacquired:
Class A	(3,095,848)	(41,759,116)	(6,906,032)	(94,275,663)

Class B	(252,994)	(3,354,164)	(1,051,427)	(13,851,720)

Class C	(476,251)	(6,214,409)	(1,143,111)	(15,026,574)

Class Y	(112,965)	(1,525,979)	(1,149,798)	(15,963,550)

Net increase (decrease) in share activity	(1,760,749)	$(23,087,159)	(5,955,056)	$(80,132,043)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, and third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22        Invesco S&P 500 Index Fund

NOTE 12 — Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of
									expenses
									to average		Ratio of
			Net gains						net assets		expenses
			(losses) on						with fee		to average net		Ratio of net
	Net asset		securities		Dividends			Net	waivers		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		assets,	and/or		fee waivers		income to
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)(c)	absorbed(d)		absorbed(d)		net assets(d)		turnover(e)

Class A
Six months ended 02/29/12	$13.25	$0.11	$1.58	$1.69	$(0.24)	$14.70	12.96%	$400,323	0.65	%(f)	0.69	%(f)	1.63	%(f)	1%
Year ended 08/31/11	11.36	0.19	1.85	2.04	(0.15)	13.25	17.94	369,597	0.61		0.61		1.42		4
Year ended 08/31/10	11.09	0.18	0.33	0.51	(0.24)	11.36	4.44	335,583	0.60		0.69		1.47		7
Year ended 08/31/09	13.94	0.21	(2.83)	(2.62)	(0.23)	11.09	(18.43)	349	0.59		0.74		2.11	(g)	7
Year ended 08/31/08	16.01	0.23	(2.05)	(1.82)	(0.25)	13.94	(11.55)	444	0.59		0.66		1.50	(g)	10
Year ended 08/31/07	14.17	0.21	1.85	2.06	(0.22)	16.01	14.60	521	0.58		0.65		1.37	(g)	3

Class B
Six months ended 02/29/12	12.92	0.06	1.55	1.61	(0.08)	14.45	12.50	29,244	1.40	(f)	1.44	(f)	0.88	(f)	1
Year ended 08/31/11	11.10	0.09	1.80	1.89	(0.07)	12.92	17.02	37,840	1.36		1.36		0.67		4
Year ended 08/31/10	10.83	0.08	0.33	0.41	(0.14)	11.10	3.68	64,102	1.35		1.44		0.72		7
Year ended 08/31/09	13.54	0.13	(2.73)	(2.60)	(0.11)	10.83	(19.06)	110	1.34		1.49		1.36	(h)	7
Year ended 08/31/08	15.52	0.11	(1.99)	(1.88)	(0.10)	13.54	(12.20)	217	1.34		1.41		0.75	(h)	10
Year ended 08/31/07	13.72	0.09	1.79	1.88	(0.08)	15.52	13.76	377	1.34		1.41		0.61	(h)	3

Class C
Six months ended 02/29/12	12.79	0.06	1.54	1.60	(0.10)	14.29	12.57	73,923	1.40	(f)	1.44	(f)	0.88	(f)	1
Year ended 08/31/11	10.99	0.10	1.77	1.87	(0.07)	12.79	17.01 (j)	68,753	1.27	(j)	1.27	(j)	0.76	(j)	4
Year ended 08/31/10	10.74	0.08	0.33	0.41	(0.16)	10.99	3.71	66,933	1.35		1.44		0.72		7
Year ended 08/31/09	13.46	0.13	(2.72)	(2.59)	(0.13)	10.74	(19.01)	74	1.34		1.49		1.36	(i)	7
Year ended 08/31/08	15.46	0.11	(1.98)	(1.87)	(0.13)	13.46	(12.21)	104	1.33		1.40		0.76	(i)	10
Year ended 08/31/07	13.70	0.09	1.78	1.87	(0.11)	15.46	13.68	132	1.33		1.40		0.62	(i)	3

Class Y
Six months ended 02/29/12	13.40	0.13	1.60	1.73	(0.29)	14.84	13.14	18,861	0.40	(f)	0.44	(f)	1.88	(f)	1
Year ended 08/31/11	11.48	0.23	1.86	2.09	(0.17)	13.40	18.21	16,824	0.36		0.36		1.67		4
Year ended 08/31/10	11.20	0.21	0.33	0.54	(0.26)	11.48	4.72	23,168	0.35		0.44		1.72		7
Year ended 08/31/09	14.09	0.25	(2.87)	(2.62)	(0.27)	11.20	(18.22)	23	0.34		0.49		2.36	(k)	7
Year ended 08/31/08	16.17	0.27	(2.06)	(1.79)	(0.29)	14.09	(11.28)	74	0.34		0.41		1.75	(k)	10
Year ended 08/31/07	14.31	0.25	1.86	2.11	(0.25)	16.17	14.86	96	0.34		0.41		1.61	(k)	3

(a)	Calculated using averages shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Net assets, end of period, for the years ended August 31, 2009 through August 31, 2007 are stated in millions.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios for all classes was 0.00%, 0.00% and 0.00% for the years ended 2009, 2008 and 2007, respectively. The rebate was less than 0.005% for the years ended 2009, 2008 and 2007.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $369,960, $33,312, $68,775 and $16,903 for Class A, Class B, Class C and Class Y shares, respectively.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.96%, 1.43% and 1.30% for the years ended August 31, 2009 through August 31, 2007, respectively.
(h)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.68% and 0.54% for the years ended August 31, 2009 through August 31, 2007, respectively.
(i)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.69% and 0.55% for the years ended August 31, 2009 through August 31, 2007, respectively.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of .91% for the year ended August 31, 2011.
(k)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 2.21%, 1.68% and 1.54% for the years ended August 31, 2009 through August 31, 2007, respectively.

23        Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,129.60	$3.44	$1,021.63	$3.27	0.65%

B	1,000.00	1,125.00	7.40	1,017.90	7.02	1.40

C	1,000.00	1,125.70	7.40	1,017.90	7.02	1.40

Y	1,000.00	1,131.40	2.12	1,022.87	2.01	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

24        Invesco S&P 500 Index Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-SPI-SAR-1	Invesco Distributors, Inc.

Invesco Global Real Estate Income Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Effective September 1, 2011, Invesco Select Real Estate Income Fund was renamed Invesco Global Real Estate Income Fund.
Nasdaq:
A: ASRAX ▪ B: SARBX ▪ C: ASRCX ▪ Y: ASRYX ▪ Institutional: ASRIX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
20	Fund Expenses
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.89%

Class B Shares	4.49

Class C Shares	4.49

Class Y Shares	5.03

Institutional Class Shares	4.99

MSCI World Index▼(Broad Market Index)	8.27

S&P 500 Index▼(Former Broad Market Index)*	13.30

Custom Global Real Estate Income Index▪ (Style-Specific Index)	6.31

Custom Select Real Estate Income Indexw (Former Style-Specific Index)*	7.88

Lipper Global Real Estate Funds Category Average▼ (Peer Group)	4.49

Lipper Real Estate Funds Index▼ (Former Peer Group Index)*	6.54

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.; [w]Invesco, Lipper Inc., Bloomberg

*	The Fund has elected to use the MSCI World Index as its broad-based securities market benchmark, the Custom Global Real Estate Income Index as its style specific benchmark and the Lipper Global Real Estate Funds Category Average as its peer group benchmark because those indices reflect the Fund’s investment style more appropriately than the S&P 500® Index, the Custom Select Real Estate Income Index and the Lipper Real Estate Funds Index.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The Custom Global Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Global Real Estate Income Fund, is composed of the following indexes: FTSE EPRA/ NAREIT Developed Real Estate Index (50%) and Wachovia Hybrid and Preferred Securities REIT Index (50%).
     The Custom Select Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Select Real Estate Income Fund, is composed of the following indexes: FTSE NAREIT Equity REIT Index (50%) and Wachovia Hybrid and Preferred Securities REIT Index (50%).
     The Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.
     The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
     The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
     The Wachovia Hybrid and Preferred Securities REIT Index measures the performance of US preferred shares.
     The FTSE NAREIT Equity REIT Index is an unmanaged index considered representative of US REITs.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales
charges

Class A Shares

Inception (5/31/02)		9.24%

5	Years	-0.42

1	Year	-0.47

Class B Shares

Inception		8.86%

5	Years	-0.26

1	Year	-0.54

Class C Shares

Inception		8.86%

5	Years	-0.06

1	Year	3.46

Class Y Shares

Inception		9.93%

5	Years	0.83

1	Year	5.54

Institutional Class Shares

Inception		10.08%

5	Years	1.13

1	Year	5.66
On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares. The Closed-End Fund’s Common shares performance reflects any applicable fee waivers or expense reimbursements.
     Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/31/02)		8.76%

5	Years	-1.12

1	Year	-1.99

Class B Shares

Inception		8.39%

5	Years	-0.97

1	Year	-2.12

Class C Shares

Inception		8.39%

5	Years	-0.78

1	Year	1.86

Class Y Shares

Inception		9.45%

5	Years	0.09

1	Year	3.78

Institutional Class Shares

Inception		9.60%

5	Years	0.39

1	Year	3.91
     Institutional Class shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.06% and 0.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Class Y and Institutional class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

3 Invesco Global Real Estate Income Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4 Invesco Global Real Estate Income Fund

Schedule of Investments

February 29, 2012
(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–50.63%
Australia–4.18%
BWP Trust	612,443	$1,194,901

CFS Retail Property Trust	900,183	1,703,390

Challenger Diversified Property Group	3,324,438	1,870,994

Charter Hall Group	308,878	708,146

Charter Hall Retail REIT	819,593	2,750,012

Commonwealth Property Office Fund	792,263	826,678

Dexus Property Group	671,099	640,416

Investa Office Fund	2,732,265	1,824,538

Mirvac Group	1,592,653	2,037,859

Stockland	190,845	645,057

Westfield Retail Trust	449,149	1,203,086

		15,405,077

Belgium–0.46%
Befimmo S.C.A. Sicafi	8,429	540,641

Intervest Offices & Warehouses	43,310	1,148,096

		1,688,737

Canada–5.29%
Artis REIT	125,800	2,019,358

Boardwalk REIT	34,500	1,939,514

Brookfield Canada Office Properties	75,901	1,942,189

Calloway REIT	57,000	1,558,157

Canadian Apartment Properties REIT	71,800	1,670,425

Chartwell Seniors Housing REIT	170,700	1,581,290

Chartwell Seniors Housing REIT	82,700	766,097

Cominar REIT	73,600	1,707,098

Dundee REIT	54,900	1,907,829

H&R REIT	68,600	1,636,864

Primaris Retail REIT	73,100	1,603,193

RioCan REIT	41,900	1,147,922

		19,479,936

China–0.61%
Guangzhou R&F Properties Co. Ltd.–Class H	656,000	866,074

Shimao Property Holdings Ltd.	555,500	722,068

Soho China Ltd.	918,000	666,091

		2,254,233

Finland–0.03%
Sponda Oyj	30,000	126,283

France–0.73%
Mercialys	77,987	2,705,204

Germany–0.43%
Alstria Office REIT-AG	65,928	739,467

Deutsche Euroshop AG	24,361	838,866

		1,578,333

Hong Kong–2.40%
Champion REIT	2,937,000	1,303,704

Hang Lung Properties Ltd.	718,000	2,706,042

Hongkong Land Holdings Ltd.	127,000	697,890

Kerry Properties Ltd.	429,000	2,023,921

Sino Land Co. Ltd.	1,179,000	2,103,783

		8,835,340

Japan–4.95%
Advance Residence Investment	588	1,091,628

Frontier Real Estate Investment Corp.	173	1,415,242

Global One Real Estate Investment Corp.	172	1,263,181

Industrial & Infrastructure Fund Investment Corp.	322	1,717,148

Japan Prime Realty Investment Corp.	377	998,037

Japan Real Estate Investment Corp.	188	1,660,524

Kenedix Realty Investment Corp.	206	709,558

Mitsui Fudosan Co., Ltd.	69,000	1,311,902

Nippon Building Fund Inc.	137	1,310,678

Nomura Real Estate Office Fund, Inc.	309	1,788,467

Nomura Real Estate Residential Fund, Inc.	282	1,368,545

ORIX JREIT Inc.	99	462,787

Tokyu Land Corp.	395,000	1,903,804

United Urban Investment Corp.	1,122	1,233,938

		18,235,439

Netherlands–0.72%
Corio N.V.	45,624	2,188,575

Eurocommercial Properties N.V.(a)	12,827	461,430

		2,650,005

New Zealand–1.84%
AMP NZ Office Ltd.	4,038,434	2,925,768

Goodman Property Trust	2,277,743	1,898,499

Kiwi Income Property Trust	2,293,202	1,940,054

		6,764,321

Singapore–2.00%
Ascendas REIT	907,000	1,487,239

Ascott Residence Trust	620,000	525,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Global Real Estate Income Fund

	Shares	Value

Singapore–(continued)

CapitaCommercial Trust	547,000	$515,992

Fortune REIT	1,365,000	693,394

Frasers Centrepoint Trust	1,387,000	1,669,329

Mapletree Logistics Trust	474,000	340,980

Starhill Global REIT	1,826,000	890,305

Suntec REIT	1,263,000	1,237,261

		7,360,487

South Africa–1.83%
Capital Property Fund	429,034	503,100

Fountainhead Property Trust	1,911,557	1,844,641

Growthpoint Properties Ltd.	950,188	2,596,006

Hyprop Investments Ltd.	93,506	702,570

Resilient Property Income Fund Ltd.	49,005	239,709

SA Corporate Real Estate Fund	2,005,817	859,674

		6,745,700

Sweden–0.39%
Castellum AB	45,000	592,177

Hufvudstaden AB	77,090	855,481

		1,447,658

United Kingdom–4.47%
British Land Co. PLC	633,013	4,735,907

Hammerson PLC	390,843	2,436,028

Hansteen Holdings PLC	869,848	1,037,816

Land Securities Group PLC	348,695	3,744,252

Safestore Holdings PLC	493,771	934,734

SEGRO PLC	959,030	3,585,219

		16,473,956

United States–20.30%
Acadia Realty Trust	37,500	794,625

Alexandria Real Estate Equities, Inc.	9,100	652,379

AvalonBay Communities, Inc.	16,500	2,139,555

BioMed Realty Trust, Inc.	74,500	1,372,290

Cohen & Steers Quality Income Realty Fund, Inc.	201,773	1,890,613

Corporate Office Properties Trust	33,500	821,420

DCT Industrial Trust Inc.	122,200	691,652

DDR Corp.	58,700	829,431

DiamondRock Hospitality Co.	211,900	2,110,524

Digital Realty Trust, Inc.	78,900	5,720,250

Duke Realty Corp.	49,500	687,060

DuPont Fabros Technology Inc.	18,700	428,230

Equity Lifestyle Properties, Inc.	22,600	1,503,126

Essex Property Trust, Inc.	13,200	1,847,868

Federal Realty Investment Trust	7,400	705,590

General Growth Properties, Inc.	31,500	512,505

Government Properties Income Trust	188,950	4,408,204

Healthcare Realty Trust, Inc.	142,800	2,951,676

Highwoods Properties, Inc.	20,000	640,000

Hospitality Properties Trust	381,300	9,429,549

Inland Real Estate Corp.	368,350	3,193,595

Liberty Property Trust	154,600	5,244,032

LTC Properties, Inc.	26,400	814,704

Mack-Cali Realty Corp.	57,700	1,650,220

National Retail Properties Inc.	263,500	7,022,275

Neuberger Berman Real Estate Securities Income Fund Inc.	9,750	40,365

Pebblebrook Hotel Trust	34,000	728,620

Piedmont Office Realty Trust Inc.–Class A	145,900	2,570,758

Public Storage	6,200	831,234

RLJ Lodging Trust	40,900	716,568

Senior Housing Properties Trust	316,950	6,782,730

Ventas, Inc.	32,500	1,817,400

Weingarten Realty Investors	27,900	694,710

Weyerhaeuser Co.	123,200	2,573,648

		74,817,406

Total Common Stocks & Other Equity Interests (Cost $175,903,640)		186,568,115

Preferred Stocks–24.36%
United States–24.36%
Alexandria Real Estate Equities Inc., Series D, $1.75 Conv. Pfd.	35,000	896,875

BioMed Realty Trust, Inc., Series A, 7.38% Pfd.	79,600	2,021,840

Brandywine Realty Trust, Series D, 7.38% Pfd.	10,355	262,189

CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	184,700	4,663,675

Corporate Office Properties Trust, Series J, 7.63% Pfd.	22,000	558,360

DuPont Fabros Technology, Inc., Series A, 7.88% Pfd.	59,400	1,538,460

Series B, 7.63% Pfd.	140,400	3,573,180

Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	507,612

Entertainment Properties Trust, Series E, $2.25 Conv. Pfd.	54,400	1,535,168

Equity Lifestyle Properties, Inc., Series A, 8.03% Pfd.	4,400	115,115

Essex Property Trust, Inc., Series H, 7.13% Pfd.	120,000	3,183,756

Health Care REIT, Inc., Series I, $3.25 Conv. Pfd.	82,500	4,380,750

Series J, 6.50% Pfd.	80,000	2,000,000

Hersha Hospitality Trust, Series A, 8.00% Pfd.	7,520	190,782

Hospitality Properties Trust, Series C, 7.00% Pfd.	98,800	2,492,724

Series D, 7.13% Pfd.	80,125	2,046,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Global Real Estate Income Fund

	Shares		Value

United States–(continued)

Inland Real Estate Corp., Series A, 8.13% Pfd.		39,385	$1,001,954

Kilroy Realty Corp., Series E, 7.80% Pfd.		86,195	2,223,831

Series F, 7.50% Pfd.		232,500	5,891,550

LaSalle Hotel Properties, Series D, 7.50% Pfd.		62,833	1,586,533

Series G, 7.25% Pfd.		91,450	2,264,302

Series H, 7.50% Pfd.		103,900	2,668,152

National Retail Properties Inc., Series C, 7.38% Pfd.		90,450	2,264,868

Series D, 6.63% Pfd.		136,000	3,402,720

Pebblebrook Hotel Trust, Series A, 7.88% Pfd.		98,700	2,593,096

ProLogis, Inc., Series Q, 8.54% Pfd.		950	55,070

PS Business Parks, Inc. Series R, 6.88% Pfd.		45,000	1,197,000

Series S, 6.45% Pfd.		120,000	3,048,000

Public Storage, 5.90% Pfd.		40,000	1,024,100

6.88% Pfd.		23,100	652,344

Series M, 6.63% Pfd.		87,300	2,229,642

Series Q, 6.50% Pfd.		60,000	1,689,600

Series R, 6.35% Pfd.		120,000	3,250,800

Regency Centers, Series 6, 6.63% Pfd.		120,000	3,042,300

SL Green Realty Corp., Series C, 7.63% Pfd.		181,100	4,599,940

Series D, 7.88% Pfd.		29,200	747,520

Sunstone Hotel Investors, Inc., Series A, 8.00% Pfd.		60,000	1,492,800

Series D, 8.00% Pfd.		36,000	889,200

Vornado Realty Trust, Series E, 7.00% Pfd.		112,863	2,925,409

Series H, 6.75% Pfd.		91,800	2,350,080

Series I, 6.63% Pfd.		180,900	4,598,478

Series J, 6.88% Pfd.		80,000	2,112,000

Total Preferred Stocks (Cost $86,741,959)			89,768,168

	Principal
	Amount
Mortgage-Backed Securities–13.90%
Ireland–0.52%
Titan Europe PLC, Series 2005-CT1X, Class C, Floating Rate Pass Through Ctfs., 1.69%, 07/28/14(b)(f)	GBP	1,270,321	1,934,941

United Kingdom–0.69%
Eclipse Ltd., Series 2006-4, Class A, Floating Rate Pass Through Ctfs., 1.33%, 10/25/18(b)(f)	GBP	1,915,205	2,528,768

United States–12.69%
Banc of America Large Loan Inc., Series 2006-BIX1, Class E, Floating Rate Pass Through Ctfs., 0.49%, 10/15/19(b)(c)		$1,900,000	1,816,010

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class B, Variable Rate Pass Through Ctfs. 4.95%, 11/11/41(b)(c)		50,000	47,824

Series 2005-PWR7, Class AJ, Variable Rate Pass Through Ctfs., 5.17%, 02/11/41(b)		2,000,000	2,067,945

Series 2005-PWR8, Class AJ, Pass Through Ctfs., 4.75%, 06/11/41		3,200,000	3,102,427

Series 2005-T18, Class AJ, Variable Rate Pass Through Ctfs., 5.01%, 02/13/42(b)		350,000	367,885

Series 2006-T22, Class AJ, Variable Rate Pass Through Ctfs., 5.54%, 04/12/38(b)		2,900,000	2,649,876

Series 2006-T24, Class AJ, Variable Rate Pass Through Ctfs. 5.60%, 10/12/41(b)		5,950,000	5,034,792

Citigroup Commercial Mortgage Trust, Series 2005-EMG, Class D, Variable Rate Pass Through Ctfs., 5.03%, 09/20/51(b)(c)		500,000	493,820

Series 2006-C5, Class AMP3, Variable Rate Pass Through Ctfs., 5.50%, 10/15/49(b)(c)		3,269,285	3,092,825

Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class G, Variable Rate Pass Through Ctfs., 4.62%, 05/15/38(b)(c)		25,000	22,767

DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B4, Variable Rate Pass Through Ctfs., 7.21%, 06/10/31(b)(c)		340,000	357,997

GMAC Commercial Mortgage Securities Inc., Series 1998-C2, Class F, Pass Through Ctfs., 6.50%, 05/15/35(c)		171,654	180,605

GS Mortgage Securities Corp. II, Series 2003-C1, Class J, Variable Rate Pass Through Ctfs., 5.31%, 01/10/40(b)(c)		900,000	862,873

Series 2011-ALF, Class D, Pass Through Ctfs., 4.21%, 02/10/21(c)		3,500,000	3,351,950

JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class S2, Variable Rate Pass Through Ctfs., 8.37%, 10/12/37(b)(c)		1,885,303	1,921,936

Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/46(c)		1,979,468	2,097,618

LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class B, Pass Through Ctfs., 5.08%, 01/15/36		96,000	98,338

Series 2005-C1, Class C, Variable Rate Pass Through Ctfs. 4.84%, 02/15/40(c)		170,000	159,081

Series 2006-C4, Class AJ, Variable Rate Pass Through Ctfs., 5.89%, 06/15/38(b)		5,260,000	4,408,033

Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class B, Variable Rate Pass Through Ctfs., 5.28%, 02/12/42(b)		25,000	24,836

Series 2005-CIP1, Class AJ,, Variable Rate Pass Through Ctfs.,, 5.14%, 07/12/38(b)		2,850,000	2,623,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Global Real Estate Income Fund

	Principal
	Amount		Value

United States–(continued)

Morgan Stanley Capital I, Series 2005-HQ7, Class AJ, Variable Rate Pass Through Ctfs., 5.20%, 11/14/42(b)		$5,360,000	$5,417,783

Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.73%, 10/15/42(b)		270,000	234,670

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, Variable Rate Pass Through Ctfs., 5.65%, 08/15/39(b)		3,148,000	3,099,727

Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class B, Pass Through Ctfs., 4.11%, 06/15/35		180,000	184,987

Series 2004-C15, Class 175B,, Variable Rate Pass Through Ctfs., 5.65%, 10/15/41(b)(c)		2,700,000	2,664,288

Series 2004-C15, Class 175C,, Variable Rate Pass Through Ctfs., 5.65%, 10/15/41(b)(c)		396,000	386,324

			46,770,569

Total Mortgage-Backed Securities (Cost $50,362,233)			51,234,278

U.S. Dollar Denominated Bonds & Notes–3.77%
Brazil–0.50%
BR Properties S.A., Sr. Unsec. Gtd. Notes, 9.00%(c)(d)		1,850,000	1,858,116

China–0.99%
Country Garden Holdings Co. Ltd., Sr. Unsec. Notes, 11.75%, 09/10/14(c)		1,000,000	1,057,498

Franshion Development Ltd., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/21(c)		1,000,000	887,319

Shimao Property Holdings Ltd., Sr. Sec. Gtd. Notes, 8.00%, 12/01/16(c)		1,900,000	1,700,500

			3,645,317

United States–2.28%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18		2,000,000	1,877,500

Host Hotels & Resorts L.P., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 04/15/17(c)(e)		2,000,000	2,010,000

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes,
6.75%, 10/15/22		1,450,000	1,564,188

7.00%, 01/15/16		2,000,000	2,051,250

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16		900,000	903,600

			8,406,538

Total U.S. Dollar Denominated Bonds & Notes (Cost $13,352,706)			13,909,971

Non U.S. Dollar Denominated Bonds & Notes–3.37%(f)
Australia–3.37%
CFS Retail Property Trust, Sr. Unsec. Conv. Euro Notes, 5.75%, 07/04/14(e)	AUD	2,100,000	2,268,084

Mirvac Group Finance Ltd., Sr. Unsec. Gtd. MTN, 8.00%, 09/16/16	AUD	5,000,000	5,549,401

Stockland Trust Management Ltd., Sr. Unsec. Gtd. MTN, 7.50%, 07/01/16	AUD	2,250,000	2,504,379

Westfield Retail Trust, DIP, Sr. Unsec. Gtd. MTN, 7.00%, 10/18/16	AUD	1,900,000	2,099,497

Total Non U.S. Dollar Denominated Bonds & Notes (Cost $11,788,768)			12,421,361

	Shares
Money Market Funds–3.84%
Liquid Assets Portfolio–Institutional Class(g)		7,075,071	7,075,071

Premier Portfolio–Institutional Class(g)		7,075,071	7,075,070

Total Money Market Funds (Cost $14,150,141)			14,150,141

TOTAL INVESTMENTS–99.87% (Cost $352,299,447)			368,052,034

OTHER ASSETS LESS LIABILITIES–0.13%			474,658

NET ASSETS–100.00%			$368,526,692

Investment Abbreviations:

AUD	– Australian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
DIP	– Debtor-in-possession
GBP	– British Pound
Gtd.	– Guaranteed
MTN	– Medium-Term Notes
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsec.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Global Real Estate Income Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $24,969,352, which represented 6.78% of the Fund’s Net Assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Foreign denominated security. Principal amount is denominated in currency indicated.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By country, based on Net Assets
as of February 29, 2012

United States	59.6%

Australia	7.6

Canada	5.3

United Kingdom	5.2

Japan	4.9

Hong Kong	2.4

Singapore	2.0

Countries each less than 2.0% of portfolio	9.0

Money Market Funds Plus Other Assets Less Liabilities	4.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $338,149,306)	$353,901,893

Investments in affiliated money market funds, at value and cost	14,150,141

Total investments, at value (Cost $352,299,447)	368,052,034

Cash	1,659,763

Foreign currencies, at value (Cost $478,665)	459,551

Receivable for:
Investments sold	11,500,037

Fund shares sold	3,409,823

Dividends and interest	1,234,333

Investment for trustee deferred compensation and retirement plans	30,735

Other assets	64,346

Total assets	386,410,622

Liabilities:
Payable for:
Investments purchased	17,069,613

Fund shares reacquired	511,812

Accrued fees to affiliates	164,350

Accrued other operating expenses	47,120

Trustee deferred compensation and retirement plans	91,035

Total liabilities	17,883,930

Net assets applicable to shares outstanding	$368,526,692

Net assets consist of:
Shares of beneficial interest	$353,597,268

Undistributed net investment income	2,139,344

Undistributed net realized gain (loss)	(2,951,013)

Unrealized appreciation	15,741,093

$368,526,692

Net Assets:
Class A	$228,668,200

Class B	$1,671,235

Class C	$32,222,077

Class Y	$61,162,224

Institutional Class	$44,802,956

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	26,650,963

Class B	195,260

Class C	3,764,695

Class Y	7,146,838

Institutional Class	5,227,537

Class A:
Net asset value per share	$8.58

Maximum offering price per share
(Net asset value of $8.58 divided by 94.50%)	$9.08

Class B:
Net asset value and offering price per share	$8.56

Class C:
Net asset value and offering price per share	$8.56

Class Y:
Net asset value and offering price per share	$8.56

Institutional Class:
Net asset value and offering price per share	$8.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Real Estate Income Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $180,456)	$7,479,787

Dividends from affiliated money market funds	5,411

Interest	2,059,906

Total investment income	9,545,104

Expenses:
Advisory fees	1,142,450

Administrative services fees	55,013

Custodian fees	22,655

Distribution fees:

Class A	260,424

Class B	8,525

Class C	135,729

Transfer agent fees — A, B, C and Y	272,449

Transfer agent fees — Institutional	8,292

Trustees’ and officers’ fees and benefits	17,365

Other	107,520

Total expenses	2,030,422

Less: Fees waived and expense offset arrangement(s)	(5,710)

Net expenses	2,024,712

Net investment income	7,520,392

Realized and unrealized gain from:
Net realized gain from:
Investment securities	2,784,883

Foreign currencies	43,082

2,827,965

Change in net unrealized appreciation (depreciation) of:
Investment securities	5,929,238

Foreign currencies	(26,748)

5,902,490

Net realized and unrealized gain	8,730,455

Net increase in net assets resulting from operations	$16,250,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$7,520,392	$10,145,196

Net realized gain	2,827,965	31,820,565

Change in net unrealized appreciation (depreciation)	5,902,490	(14,156,592)

Net increase in net assets resulting from operations	16,250,847	27,809,169

Distributions to shareholders from net investment income:
Class A	(4,934,108)	(6,385,644)

Class B	(34,764)	(55,232)

Class C	(534,089)	(635,236)

Class Y	(678,901)	(1,010,913)

Institutional Class	(889,611)	(1,576,407)

Total distributions from net investment income	(7,071,473)	(9,663,432)

Share transactions–net:
Class A	19,667,671	43,730,695

Class B	(141,139)	(38,388)

Class C	4,926,008	8,493,706

Class Y	33,694,760	2,300,978

Institutional Class	7,901,032	(5,027,618)

Net increase in net assets resulting from share transactions	66,048,332	49,459,373

Net increase in net assets	75,227,706	67,605,110

Net assets:
Beginning of period	293,298,986	225,693,876

End of period (includes undistributed net investment income of $2,139,344 and $1,690,425, respectively)	$368,526,692	$293,298,986

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund, formerly Invesco Select Real Estate Income Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.
  The Fund’s investment objective is current income and, secondarily, capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

12        Invesco Global Real Estate Income Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more

13        Invesco Global Real Estate Income Fund

of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

14        Invesco Global Real Estate Income Fund

expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $5,431.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $38,032 in front-end sales commissions from the sale of Class A shares and $22, $824 and $1,566 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$3,065,894	$24,760,544	$—	$27,826,438

Belgium	1,688,737	—	—	1,688,737

Brazil	—	1,858,116	—	1,858,116

Canada	18,713,839	766,097	—	19,479,936

China	866,074	5,033,476	—	5,899,550

Finland	126,283	—	—	126,283

France	2,705,204	—	—	2,705,204

Germany	1,578,333	—	—	1,578,333

Hong Kong	2,103,783	6,731,557	—	8,835,340

15        Invesco Global Real Estate Income Fund

	Level 1	Level 2	Level 3	Total

Ireland	—	1,934,941	—	1,934,941

Japan	12,617,428	5,618,011	—	18,235,439

Netherlands	461,430	2,188,575	—	2,650,005

New Zealand	3,838,553	2,925,768	—	6,764,321

Singapore	1,924,678	5,435,809	—	7,360,487

South Africa	4,149,694	2,596,006	—	6,745,700

Sweden	1,447,658	—	—	1,447,658

United Kingdom	16,473,956	2,528,768	—	19,002,724

United States	163,915,071	69,997,751	—	233,912,822

Total Investments	$235,676,615	$132,375,419	$—	$368,052,034

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $279.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $30,344,253 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2018	$4,322,301

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

16        Invesco Global Real Estate Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $146,116,738 and $78,578,422, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,194,898

Aggregate unrealized (depreciation) of investment securities	(8,330,032)

Net unrealized appreciation of investment securities	$12,864,866

Cost of investments for tax purposes is $355,187,168.

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	6,836,700	$56,079,136	10,732,994	$89,560,522

Class B	24,753	202,557	66,731	550,871

Class C	812,650	6,697,644	1,559,082	12,992,304

Class Y	4,473,330	37,390,764	1,599,691	13,212,606

Institutional Class	1,626,531	13,354,238	1,162,860	9,576,471

Issued as reinvestment of dividends:
Class A	446,620	3,596,538	611,409	5,004,588

Class B	3,726	29,985	6,066	49,475

Class C	55,012	442,612	65,429	535,195

Class Y	64,720	519,342	99,207	808,386

Institutional Class	105,948	852,778	180,704	1,471,367

Automatic conversion of Class B shares to Class A shares:
Class A	15,565	129,112	33,301	280,701

Class B	(15,591)	(129,112)	(33,373)	(280,701)

Reacquired:(b)
Class A	(4,869,281)	(40,137,115)	(6,149,335)	(51,115,116)

Class B	(29,522)	(244,569)	(43,772)	(358,033)

Class C	(272,695)	(2,214,248)	(608,844)	(5,033,793)

Class Y	(516,724)	(4,215,346)	(1,418,430)	(11,720,014)

Institutional Class	(776,221)	(6,305,984)	(1,930,006)	(16,075,456)

Net increase in share activity	7,985,521	$66,048,332	5,933,714	$49,459,373

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $2,724 allocated among the classes based on relative net assets of each class for the six months ended February 29, 2012.

17        Invesco Global Real Estate Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. Information presented prior to March 12, 2007 includes financial data for the common shares of the Closed-End Fund.

	Class A*
	Six months										Eight months
	ended										ended		Year ended
	February 29,		Year ended August 31								August 31,		December 31,
	2012		2011		2010		2009		2008		2007		2006

Net asset value, beginning of period	$8.39		$7.77		$6.62		$8.38		$16.27		$17.35		$17.49

Net investment income	0.20	(a)	0.32	(a)	0.28	(a)	0.27	(a)	0.42	(a)	0.44	(a)	0.86

Net gains (losses) on securities (both realized and unrealized)	0.19		0.61		1.14		(1.75)		(1.54)		(1.54)		3.88

Less distributions paid to preferred shareholders of Closed-End Fund from net investment income(b)	N/A		N/A		N/A		N/A		N/A		N/A		(0.20)

Total from investment operations	0.39		0.93		1.42		(1.48)		(1.12)		(1.10)		4.54

Less distributions from:
Dividends from net investment income	(0.20)		(0.31)		(0.27)		(0.28)		(0.65)		(0.38)		(0.89)

Distributions from net realized gains	—		—		—		—		(6.18)		(0.09)		(3.84)

Total distributions	(0.20)		(0.31)		(0.27)		(0.28)		(6.83)		(0.47)		(4.73)

Increase from common shares of Closed-End Fund repurchased	N/A		N/A		N/A		N/A		N/A		—		0.05

Redemption fees added to shares of beneficial interest	—		—		—		—		0.06		0.49		N/A

Net asset value, end of period	$8.58	(c)	$8.39		$7.77		$6.62		$8.38		$16.27		$17.35

Market value, end of period	N/A		N/A		N/A		N/A		N/A		N/A		$16.67

Total return at net asset value	4.77	%(d)	12.11	%(d)	21.85	%(d)	(17.12	)%(d)	(7.47	)%(d)(e)	(3.59	)%(d)(e)	29.15	%(f)

Total return at market value	N/A		N/A		N/A		N/A		N/A		N/A		44.88	%(f)

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$228,668		$203,100		$147,568		$94,979		$111,529		$224,000		$678,394

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.33	%(g)	1.30%		1.37%		1.73%		1.32%		1.08	%(h)	0.96	%(i)

Without fee waivers and/or expense reimbursements	1.33	%(g)	1.30%		1.38%		1.74%		1.33%		1.23	%(h)	1.33	%(i)

Ratio of net investment income to average net assets	4.92	%(g)	3.83%		3.93%		4.83%		3.91%		3.82	%(h)	4.59	%(i)

Ratio of distributions to preferred shareholders of Closed-End Fund to average net applicable to common shares of Closed-End Fund	N/A		N/A		N/A		N/A		N/A		N/A		1.30	%(i)

Portfolio turnover rate(j)	26%		101%		77%		59%		73%		24%		23%

*	Prior to March 12, 2007, the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owed prior to the Reorganization.
(a)	Calculated using average shares outstanding.
(b)	Based on average number of common shares outstanding of Closed-End Fund.
(c)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(e)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.
(f)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of $209,484.
(h)	Annualized.
(i)	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on investments made with assets attributable to preferred shares of Closed-End Fund.
(j)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

18        Invesco Global Real Estate Income Fund

NOTE 10—Financial Highlights (continued)

													Ratio of		Ratio of
													expenses		expenses
			Net gains										to average		to average net
			(losses) on										net assets		assets without		Ratio of net
	Net asset		securities			Dividends	Distributions						with fee		fee waivers		investment
	value,	Net	(both		Total from	from net	from net		Net asset			Net assets,	waivers and/or		and/or		income to
	beginning	investment	realized and		investment	investment	realized	Total	value, end		Total	end of period	expenses		expenses		average		Portfolio
	of period	income(a)	unrealized)		operations	income	gains	distributions	of period		return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class B
Six months ended 02/29/12	$8.36	$0.17	$0.19		$0.36	$(0.16)	$—	$(0.16)	$8.56	(d)	4.49%	$1,671	2.08	%(e)	2.08	%(e)	4.17	%(e)	26%
Year ended 08/31/11	7.75	0.26	0.59		0.85	(0.24)	—	(0.24)	8.36		11.15	1,772	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75		21.02	1,676	2.12		2.13		3.18		77
Year ended 08/31/09	8.37	0.23	(1.77)		(1.54)	(0.23)	—	(0.23)	6.60		(17.91)	680	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.28	(1.40	)(f)	(1.12)	(0.56)	(6.18)	(6.74)	8.37		(8.01)	1,126	2.07		2.08		3.16		73
Eight months ended 08/31/07(g)	17.34	0.22	(1.09	)(f)	(0.87)	(0.24)	—	(0.24)	16.23		(5.10)	162	2.04	(h)	2.04	(h)	2.86	(h)	24

Class C
Six months ended 02/29/12	8.36	0.17	0.19		0.36	(0.16)	—	(0.16)	8.56	(d)	4.49	32,222	2.08	(e)	2.08	(e)	4.17	(e)	26
Year ended 08/31/11	7.75	0.26	0.59		0.85	(0.24)	—	(0.24)	8.36		11.15	26,511	2.05		2.05		3.08		101
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75		21.02	16,692	2.12		2.13		3.18		77
Year ended 08/31/09	8.38	0.23	(1.78)		(1.55)	(0.23)	—	(0.23)	6.60		(18.00)	4,296	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.29	(1.40	)(f)	(1.11)	(0.56)	(6.18)	(6.74)	8.38		(7.90)	1,932	2.07		2.08		3.16		73
Eight months ended 08/31/07(g)	17.34	0.22	(1.09	)(f)	(0.87)	(0.24)	—	(0.24)	16.23		(5.10)	356	2.04	(h)	2.04	(h)	2.86	(h)	24

Class Y
Six months ended 02/29/12	8.36	0.21	0.20		0.41	(0.21)	—	(0.21)	8.56	(d)	5.03	61,162	1.08	(e)	1.08	(e)	5.17	(e)	26
Year ended 08/31/11	7.75	0.34	0.60		0.94	(0.33)	—	(0.33)	8.36		12.28	26,139	1.05		1.05		4.08		101
Year ended 08/31/10	6.60	0.31	1.13		1.44	(0.29)	—	(0.29)	7.75		22.21	22,047	1.12		1.13		4.18		77
Year ended 08/31/09(g)	7.15	0.26	(0.63)		(0.37)	(0.18)	—	(0.18)	6.60		(4.23)	2,755	1.53	(h)	1.53	(h)	5.03	(h)	59

Institutional Class
Six months ended 02/29/12	8.38	0.21	0.19		0.40	(0.21)	—	(0.21)	8.57	(d)	4.99	44,803	0.93	(e)	0.93	(e)	5.32	(e)	26
Year ended 08/31/11	7.76	0.35	0.61		0.96	(0.34)	—	(0.34)	8.38		12.52	35,777	0.96		0.96		4.17		101
Year ended 08/31/10	6.62	0.32	1.13		1.45	(0.31)	—	(0.31)	7.76		22.27	37,711	0.92		0.93		4.38		77
Year ended 08/31/09	8.39	0.31	(1.77)		(1.46)	(0.31)	—	(0.31)	6.62		(16.75)	33,753	1.11		1.12		5.45		59
Year ended 08/31/08	16.27	0.37	(1.37	)(f)	(1.00)	(0.70)	(6.18)	(6.88)	8.39		(6.91)	12,696	0.88		0.89		4.35		73
Eight months ended 08/31/07(g)	17.34	0.32	(1.09	)(f)	(0.77)	(0.30)	—	(0.30)	16.27		(4.53)	10	0.89	(h)	0.89	(h)	4.01	(h)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,714, $27,295, $32,404 and $36,190 for Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008. Redemption fees added to shares of beneficial interest for Class B, Class C and Institutional Class shares were $0.05, $0.05 and $0.04 per share and $0.47, $0.47 and $0.48 per share for the years ended August 31, 2008 and the eight months ended August 31, 2007, respectively.
(g)	Commencement date of March 9, 2007 for Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(h)	Annualized.

19        Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,048.90	$6.78	$1,018.25	$6.67	1.33%

B	1,000.00	1,044.90	10.58	1,014.52	10.42	2.08

C	1,000.00	1,044.90	10.58	1,014.52	10.42	2.08

Y	1,000.00	1,050.30	5.51	1,019.49	5.42	1.08

Institutional	1,000.00	1,049.90	4.74	1,020.24	4.67	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

20        Invesco Global Real Estate Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GREI-SAR-1	Invesco Distributors, Inc.

Invesco U.S. Quantitative Core Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Effective March 1, 2012, Invesco Structured Core Fund was renamed Invesco
U.S. Quantitative Core Fund.
Nasdaq:
A: SCAUX ▪ B: SBCUX ▪ C: SCCUX ▪ R: SCRUX ▪ Y: SCAYX
Investor: SCNUX ▪ Institutional: SCIUX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.66%

Class B Shares	12.37

Class C Shares	12.24

Class R Shares	12.47

Class Y Shares	12.88

Investor Class Shares	12.76

Institutional Class Shares	12.89

S&P 500 Index▼ (Broad Market/Style-Specific Index)	13.30

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	11.83

Source(s): ▼Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco U.S. Quantitative Core Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)		0.38%

5	Years	-1.49

1	Year	-1.21

Class B Shares

Inception (3/31/06)		0.50%

5	Years	-1.37

1	Year	-0.95

Class C Shares

Inception (3/31/06)		0.60%

5	Years	-1.10

1	Year	2.93

Class R Shares

Inception (3/31/06)		1.11%

5	Years	-0.60

1	Year	4.34

Class Y Shares

Inception		1.54%

5	Years	-0.15

1	Year	5.04

Investor Class Shares

Inception		1.38%

5	Years	-0.33

1	Year	4.66

Institutional Class Shares

Inception (3/31/06)		1.63%

5	Years	-0.09

1	Year	4.92

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)		-1.26%

5	Years	-3.49

1	Year	-4.75

Class B Shares

Inception (3/31/06)		-1.13%

5	Years	-3.37

1	Year	-4.91

Class C Shares

Inception (3/31/06)		-1.02%

5	Years	-3.09

1	Year	-0.92

Class R Shares

Inception (3/31/06)		-0.51%

5	Years	-2.59

1	Year	0.52

Class Y Shares

Inception		-0.11%

5	Years	-2.18

1	Year	1.14

Investor Class Shares

Inception		-0.27%

5	Years	-2.37

1	Year	0.74

Institutional Class Shares

Inception (3/31/06)		-0.01%

5	Years	-2.10

1	Year	1.01

value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 1.22% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower for Class A, Class B, Class C, Class R, Class Y and Investor Class shares. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower for Institutional Class shares.

3 Invesco U.S. Quantitative Core Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically — and certainly without advance notice — depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4 Invesco U.S. Quantitative Core Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.37%
Aerospace & Defense–0.66%
Textron Inc.	83,500	$2,297,085

Airlines–0.79%
United Continental Holdings Inc.(b)	134,300	2,773,295

Biotechnology–2.32%
Amgen Inc.	119,500	8,120,025

Cable & Satellite–0.19%
DISH Network Corp.–Class A	22,600	659,242

Casinos & Gaming–1.22%
Wynn Resorts Ltd.	36,200	4,291,148

Communications Equipment–0.18%
Motorola Solutions, Inc.	13,000	647,400

Computer & Electronics Retail–0.22%
GameStop Corp.–Class A	33,300	758,574

Computer Hardware–7.51%
Apple Inc.(b)	34,920	18,942,005

Dell Inc.(b)	425,100	7,354,230

		26,296,235

Computer Storage & Peripherals–2.60%
Lexmark International, Inc.–Class A	90,700	3,345,016

SanDisk Corp.(b)	62,200	3,076,412

Seagate Technology PLC (Ireland)	102,800	2,699,528

		9,120,956

Construction & Engineering–0.70%
KBR, Inc.	67,200	2,440,704

Construction & Farm Machinery & Heavy Trucks–0.43%
Caterpillar Inc.	13,200	1,507,572

Consumer Finance–4.08%
American Express Co.	127,500	6,743,475

Discover Financial Services	250,900	7,529,509

		14,272,984

Data Processing & Outsourced Services–2.51%
MasterCard, Inc.–Class A	3,680	1,545,600

Visa Inc.–Class A	62,300	7,249,851

		8,795,451

Department Stores–2.14%
Macy’s, Inc.	197,800	7,510,466

Diversified Metals & Mining–0.38%
Freeport-McMoRan Copper & Gold Inc.	31,500	1,340,640

Education Services–1.38%
Apollo Group, Inc.–Class A(b)	113,300	4,831,112

Electronic Manufacturing Services–0.16%
Jabil Circuit, Inc.	21,200	547,596

Fertilizers & Agricultural Chemicals–2.52%
CF Industries Holdings, Inc.	33,550	6,240,300

Monsanto Co.	33,500	2,592,230

		8,832,530

Gold–0.69%
IAMGOLD Corp. (Canada)	40,300	609,336

Yamana Gold Inc. (Canada)	104,100	1,807,176

		2,416,512

Health Care Distributors–1.55%
Cardinal Health, Inc.	80,400	3,340,620

McKesson Corp.	25,100	2,096,101

		5,436,721

Home Entertainment Software–0.84%
Activision Blizzard, Inc.	246,600	2,946,870

Hotels, Resorts & Cruise Lines–0.23%
Wyndham Worldwide Corp.	18,200	800,618

Household Products–0.08%
Procter & Gamble Co. (The)	4,000	270,080

Hypermarkets & Super Centers–2.30%
Wal-Mart Stores, Inc.	136,200	8,046,696

Industrial Conglomerates–4.77%
3M Co.	53,200	4,660,320

General Electric Co.	632,900	12,056,745

		16,717,065

Industrial Machinery–0.18%
ITT Corp.	24,900	621,255

Integrated Oil & Gas–8.31%
Chevron Corp.	57,600	6,285,312

ConocoPhillips	109,500	8,382,225

Exxon Mobil Corp.	167,000	14,445,500

		29,113,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco U.S. Quantitative Core Fund

	Shares	Value

Integrated Telecommunication Services–5.90%
AT&T Inc.	377,900	$11,559,961

Verizon Communications Inc.	238,500	9,089,235

		20,649,196

Internet Retail–0.06%
Expedia, Inc.	5,800	197,490

Internet Software & Services–0.76%
IAC/InterActiveCorp	58,200	2,653,920

IT Consulting & Other Services–0.93%
International Business Machines Corp.	16,550	3,255,881

Managed Health Care–8.43%
Aetna Inc.	125,000	5,845,000

Cigna Corp.	51,600	2,276,076

Coventry Health Care, Inc.(b)	21,800	712,642

Humana Inc.	73,300	6,384,430

UnitedHealth Group Inc.	151,100	8,423,825

WellPoint, Inc.	89,700	5,887,011

		29,528,984

Movies & Entertainment–1.57%
News Corp.–Class A	277,500	5,513,925

Oil & Gas Equipment & Services–2.14%
National Oilwell Varco Inc.	90,900	7,501,977

Oil & Gas Exploration & Production–0.19%
WPX Energy Inc.(b)	36,300	659,208

Oil & Gas Refining & Marketing–3.06%
Tesoro Corp.(b)	245,200	6,505,156

Valero Energy Corp.	171,800	4,207,382

		10,712,538

Other Diversified Financial Services–4.95%
Citigroup Inc.	258,900	8,626,548

JPMorgan Chase & Co.	222,100	8,715,204

		17,341,752

Paper Products–0.18%
International Paper Co.	18,300	643,245

Pharmaceuticals–6.49%
Eli Lilly & Co.	177,300	6,957,252

Forest Laboratories, Inc.(b)	155,600	5,060,112

Pfizer Inc.	507,200	10,701,920

		22,719,284

Property & Casualty Insurance–1.09%
Berkshire Hathaway Inc.–Class B(b)	48,800	3,828,360

Publishing–1.23%
McGraw-Hill Cos., Inc. (The)	92,300	4,295,642

Regional Banks–0.05%
KeyCorp	20,500	166,050

Retail REIT’s–0.32%
Simon Property Group, Inc.	8,200	1,110,936

Semiconductor Equipment–0.13%
KLA-Tencor Corp.	9,100	440,440

Specialized Consumer Services–0.41%
H&R Block, Inc.	87,600	1,427,880

Specialized Finance–1.82%
Moody’s Corp.	165,200	6,378,372

Specialized REIT’s–1.52%
Public Storage	39,800	5,335,986

Specialty Stores–0.12%
PetSmart, Inc.	7,500	418,050

Systems Software–4.69%
Microsoft Corp.	341,700	10,845,558

Symantec Corp.(b)	313,400	5,591,056

		16,436,614

Tobacco–3.08%
Philip Morris International Inc.	129,300	10,799,136

Wireless Telecommunication Services–0.31%
Sprint Nextel Corp.(b)	435,800	1,076,426

Total Common Stocks & Other Equity Interests (Cost $291,008,192)		344,503,161

	Principal
	Amount
U.S. Treasury Bills–0.32%
0.025%, 03/15/12(c)(d)	$1,000,000	999,985

0.035%, 03/15/12(c)(d)	110,000	109,998

Total U.S. Treasury Bills (Cost $1,109,989)		1,109,983

	Shares
Money Market Funds–1.52%
Liquid Assets Portfolio–Institutional Class(e)	2,664,373	2,664,373

Premier Portfolio–Institutional Class(e)	2,664,373	2,664,373

Total Money Market Funds (Cost $5,328,746)		5,328,746

TOTAL INVESTMENTS–100.21% (Cost $297,446,927)		350,941,890

OTHER ASSETS LESS LIABILITIES–(0.21)%		(720,021)

NET ASSETS–100.00%		$350,221,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco U.S. Quantitative Core Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(d)	Securities are traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By sector, based on Net Assets
as of February 29, 2012

Information Technology	20.3%

Health Care	18.8

Financials	13.8

Energy	13.7

Consumer Discretionary	8.8

Industrials	7.5

Telecommunication Services	6.2

Consumer Staples	5.5

Materials	3.8

U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	1.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco U.S. Quantitative Core Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $292,118,181)	$345,613,144

Investments in affiliated money market funds, at value and cost	5,328,746

Total investments, at value (Cost $297,446,927)	350,941,890

Receivable for:
Fund shares sold	23,852

Dividends	822,991

Investment for trustee deferred compensation and retirement plans	128,156

Other assets	63,726

Total assets	351,980,615

Liabilities:
Payable for:
Fund shares reacquired	1,137,656

Variation margin	31,223

Accrued fees to affiliates	284,634

Accrued other operating expenses	78,748

Trustee deferred compensation and retirement plans	226,485

Total liabilities	1,758,746

Net assets applicable to shares outstanding	$350,221,869

Net assets consist of:
Shares of beneficial interest	$444,829,817

Undistributed net investment income	1,536,275

Undistributed net realized gain (loss)	(149,921,195)

Unrealized appreciation	53,776,972

$350,221,869

Net Assets:
Class A	$203,136,992

Class B	$19,484,170

Class C	$44,572,262

Class R	$1,008,621

Class Y	$3,869,497

Investor Class	$65,142,949

Institutional Class	$13,007,378

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,671,182

Class B	2,394,648

Class C	5,489,072

Class R	123,106

Class Y	468,140

Investor Class	7,888,234

Institutional Class	1,573,631

Class A:
Net asset value per share	$8.23

Maximum offering price per share
(Net asset value of $8.23 divided by 94.50%)	$8.71

Class B:
Net asset value and offering price per share	$8.14

Class C:
Net asset value and offering price per share	$8.12

Class R:
Net asset value and offering price per share	$8.19

Class Y:
Net asset value and offering price per share	$8.27

Investor Class:
Net asset value and offering price per share	$8.26

Institutional Class:
Net asset value and offering price per share	$8.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco U.S. Quantitative Core Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $2,049)	$3,666,069

Dividends from affiliated money market funds	3,172

Total investment income	3,669,241

Expenses:
Advisory fees	1,001,654

Administrative services fees	68,659

Custodian fees	3,952

Distribution fees:
Class A	245,188

Class B	96,566

Class C	221,538

Class R	2,824

Investor Class	76,335

Transfer agent fees — A, B, C, R, Y and Investor	465,975

Transfer agent fees — Institutional	2,147

Trustees’ and officers’ fees and benefits	21,374

Other	67,112

Total expenses	2,273,324

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(371,239)

Net expenses	1,902,085

Net investment income	1,767,156

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,699,075)

Futures contracts	778,274

(1,920,801)

Change in net unrealized appreciation of:
Investment securities	40,249,386

Futures contracts	673

40,250,059

Net realized and unrealized gain	38,329,258

Net increase in net assets resulting from operations	$40,096,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco U.S. Quantitative Core Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$1,767,156	$1,439,286

Net realized gain (loss)	(1,920,801)	17,950,764

Change in net unrealized appreciation (depreciation)	40,250,059	(31,884,101)

Net increase (decrease) in net assets resulting from operations	40,096,414	(12,494,051)

Distributions to shareholders from net investment income:
Class A	(930,525)	(18,026)

Class B	(41,450)	(754)

Class C	(95,868)	(862)

Class R	(5,087)	(14,776)

Class Y	(21,355)	(2,233)

Investor Class	(288,346)	(849,485)

Institutional Class	(71,710)	(175,166)

Total distributions from net investment income	(1,454,341)	(1,061,302)

Share transactions–net:
Class A	(23,700,885)	223,179,943

Class B	(3,424,302)	22,788,387

Class C	(8,898,051)	53,420,675

Class R	(405,154)	(255,424)

Class Y	(401,989)	4,036,558

Investor Class	(5,841,797)	(17,699,092)

Institutional Class	(83,238)	(2,143,210)

Net increase (decrease) in net assets resulting from share transactions	(42,755,416)	283,327,837

Net increase (decrease) in net assets	(4,113,343)	269,772,484

Net assets:
Beginning of period	354,335,212	84,562,728

End of period (includes undistributed net investment income of $1,536,275 and $1,223,460, respectively)	$350,221,869	$354,335,212

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco U.S. Quantitative Core Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a

10        Invesco U.S. Quantitative Core Fund

CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

11        Invesco U.S. Quantitative Core Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

12        Invesco U.S. Quantitative Core Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.60%

Next $250 million	0.575%

Next $500 million	0.55%

Next $1.5 billion	0.525%

Next $2.5 billion	0.50%

Next $2.5 billion	0.475%

Next $2.5 billion	0.45%

Over $10 billion	0.425%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75%, 1.00% and 0.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees $3,368 and reimbursed class level expenses of $220,937, $21,754, $49,906, $1,272, $4,111 and $68,785 of Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $4,939 in front-end sales commissions from the sale of Class A shares and $5, $18,460 and $1,033 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

13        Invesco U.S. Quantitative Core Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$349,831,907	$—	$—	$349,831,907

U.S. Treasury Securities	—	1,109,983	—	1,109,983

	$349,831,907	$1,109,983	$—	$350,941,890

Futures*	282,009	—	—	282,009

Total Investments	$350,113,916	$1,109,983	$—	$351,223,899

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Market risk
Futures contracts(a)	$282,009	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the six months ended February 29, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of
Operations
Futures*

Realized Gain
Market risk	$778,274

Change in Unrealized Appreciation
Market risk	673

Total	$778,947

*	The average notional value of futures outstanding during the period was $6,514,039.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500 Index	88	March-2012	$6,003,360	$282,009

14        Invesco U.S. Quantitative Core Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,106.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2015	$27,608,981	$—	$27,608,981

August 31, 2016	54,204,215	—	54,204,215

August 31, 2018	63,999,476	—	63,999,476

Total capital loss carryforward	$145,812,672	$—	$145,812,672

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Select Equity Fund and Invesco Van Kampen Premium Income Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $66,205,706 and $107,746,975, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$56,948,240

Aggregate unrealized (depreciation) of investment securities	(5,359,663)

Net unrealized appreciation of investment securities	$51,588,577

Cost of investments for tax purposes is $299,353,313.

15        Invesco U.S. Quantitative Core Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	821,791	$6,167,382	444,064	$3,252,631

Class B	32,853	243,977	30,958	318,539

Class C	150,982	1,136,601	60,904	612,804

Class R	4,576	33,987	28,885	217,255

Class Y	28,891	220,589	28,172	202,660

Investor Class	364,266	2,739,511	1,130,397	8,652,358

Institutional Class	77,062	556,009	110,714	848,843

Issued as reinvestment of dividends:
Class A	110,291	819,459	2,411	17,863

Class B	4,705	34,581	3	17

Class C	9,743	71,514	107	789

Class R	494	3,648	1,985	14,673

Class Y	2,083	15,520	280	2,075

Investor Class	37,687	280,769	111,078	825,308

Institutional Class	9,615	71,634	23,584	174,990

Automatic conversion of Class B shares to Class A shares:
Class A	195,564	1,473,934	151,051	1,168,291

Class B	(197,828)	(1,473,934)	(152,536)	(1,168,291)

Issued in connection with acquisitions:(b)
Class A	—	—	30,466,369	244,337,285

Class B	—	—	3,267,037	25,973,165

Class C	—	—	7,619,899	60,448,451

Class Y	—	—	603,577	4,854,243

Reacquired:
Class A	(4,290,491)	(32,161,660)	(3,430,939)	(25,596,127)

Class B	(302,405)	(2,228,926)	(316,001)	(2,335,043)

Class C	(1,376,294)	(10,106,166)	(1,011,485)	(7,641,369)

Class R	(59,938)	(442,789)	(65,749)	(487,352)

Class Y	(84,793)	(638,098)	(132,590)	(1,022,420)

Investor Class	(1,191,702)	(8,862,077)	(3,589,166)	(27,176,758)

Institutional Class	(93,419)	(710,881)	(419,448)	(3,167,043)

Net increase (decrease) in share activity	(5,746,267)	$(42,755,416)	34,963,561	$283,327,837

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all of the net assets of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 41,956,882 shares of the Fund for 11,395,760 shares outstanding of Invesco Select Equity Fund and 14,365,444 shares outstanding of Invesco Van Kampen Equity Premium Income Fund as of the close of business on May 20, 2011. Class A, Class B, Class C and Class Y shares of Invesco Select Equity Fund and Class A, Class B, Class C and Class Y shares of Invesco Van Kampen Equity Premium Income Fund were exchanged for Class A, Class B, Class C and Class Y shares of the Fund, respectively, based on the relative net asset value of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Select Equity Fund’s net assets at that date of $213,098,974, including $34,790,682 of unrealized appreciation, and Invesco Van Kampen Equity Premium Income Fund’s net assets at that date of $122,514,170, including $9,911,355 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $90,413,859. The net assets of the Fund immediately following the acquisition were $426,027,003.

16        Invesco U.S. Quantitative Core Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset	Net		securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 02/29/12	$7.34	$0.05	(c)	$0.88	$0.93	$(0.04)	$—	$(0.04)	$8.23	12.66%	$203,137	1.00	%(d)	1.23	%(d)	1.17	%(d)	20%
Year ended 08/31/11	6.29	0.07	(c)	1.06	1.13	(0.08)	—	(0.08)	7.34	18.00	204,311	1.00		1.22		0.90		125
Year ended 08/31/10	6.47	0.06	(c)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.29	(1.07)	1,265	1.00		1.31		0.93		71
Year ended 08/31/09	9.89	0.11	(c)	(2.16)	(2.05)	(0.07)	(1.30)	(1.37)	6.47	(18.66)	1,618	0.66		1.29		1.85		77
Year ended 08/31/08	11.19	0.14	(c)	(1.37)	(1.23)	(0.02)	(0.05)	(0.07)	9.89	(11.03)	951	0.75		1.93		1.34		118
Year ended 08/31/07	10.19	0.08	(c)	1.10	1.18	(0.18)	—	(0.18)	11.19	11.60	1,532	1.02		6.88		0.67		79

Class B
Six months ended 02/29/12	7.26	0.02	(c)	0.88	0.90	(0.02)	—	(0.02)	8.14	12.37	19,484	1.75	(d)	1.98	(d)	0.42	(d)	20
Year ended 08/31/11	6.22	0.01	(c)	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(c)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(c)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	211	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(c)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	165	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(c)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	847	1.77		7.63		(0.08)		79

Class C
Six months ended 02/29/12	7.25	0.02	(c)	0.87	0.89	(0.02)	—	(0.02)	8.12	12.24	44,572	1.75	(d)	1.98	(d)	0.42	(d)	20
Year ended 08/31/11	6.22	0.01	(c)	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75		1.97		0.15		125
Year ended 08/31/10	6.37	0.01	(c)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(c)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	254	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(c)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	249	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(c)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	1,043	1.77		7.63		(0.08)		79

Class R
Six months ended 02/29/12	7.31	0.03	(c)	0.88	0.91	(0.03)	—	(0.03)	8.19	12.47	1,009	1.25	(d)	1.48	(d)	0.92	(d)	20
Year ended 08/31/11	6.27	0.05	(c)	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25		1.47		0.65		125
Year ended 08/31/10	6.45	0.05	(c)	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25		1.56		0.68		71
Year ended 08/31/09	9.86	0.10	(c)	(2.15)	(2.05)	(0.06)	(1.30)	(1.36)	6.45	(18.70)	77	0.91		1.54		1.60		77
Year ended 08/31/08	11.17	0.11	(c)	(1.37)	(1.26)	—	(0.05)	(0.05)	9.86	(11.32)	53	1.00		2.18		1.09		118
Year ended 08/31/07	10.18	0.05	(c)	1.10	1.15	(0.16)	—	(0.16)	11.17	11.33	684	1.27		7.13		0.42		79

Class Y
Six months ended 02/29/12	7.37	0.05	(c)	0.89	0.94	(0.04)	—	(0.04)	8.27	12.88	3,869	0.75	(d)	0.98	(d)	1.42	(d)	20
Year ended 08/31/11	6.32	0.09	(c)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75		0.97		1.15		125
Year ended 08/31/10	6.50	0.08	(c)	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75		1.06		1.18		71
Year ended 08/31/09(e)	8.29	0.12	(c)	(0.54)	(0.42)	(0.07)	(1.30)	(1.37)	6.50	(2.50)	211	0.43	(f)	1.07	(f)	2.08	(f)	77

Investor Class
Six months ended 02/29/12	7.36	0.05	(c)	0.89	0.94	(0.04)	—	(0.04)	8.26	12.76	65,143	1.00	(d)	1.23	(d)	1.17	(d)	20
Year ended 08/31/11	6.32	0.07	(c)	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00		1.22		0.90		125
Year ended 08/31/10	6.50	0.06	(c)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00		1.31		0.93		71
Year ended 08/31/09	9.90	0.12	(c)	(2.15)	(2.03)	(0.07)	(1.30)	(1.37)	6.50	(18.43)	88,674	0.66		1.29		1.85		77
Year ended 08/31/08(e)	10.73	0.05		(0.88)	(0.83)	—	—	—	9.90	(7.73)	136,838	0.60	(f)	1.10	(f)	1.49	(f)	118

Institutional Class
Six months ended 02/29/12	7.37	0.05	(c)	0.89	0.94	(0.04)	—	(0.04)	8.27	12.89	13,007	0.72	(d)	0.72	(d)	1.45	(d)	20
Year ended 08/31/11	6.32	0.09	(c)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74		0.77		1.18		125
Year ended 08/31/10	6.50	0.08	(c)	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75		0.91		1.18		71
Year ended 08/31/09	9.91	0.13	(c)	(2.16)	(2.03)	(0.08)	(1.30)	(1.38)	6.50	(18.32)	22,128	0.41		0.89		2.10		77
Year ended 08/31/08	11.21	0.16	(c)	(1.36)	(1.20)	(0.05)	(0.05)	(0.10)	9.91	(10.79)	29,374	0.50		1.57		1.59		118
Year ended 08/31/07	10.20	0.10	(c)	1.10	1.20	(0.19)	—	(0.19)	11.21	11.85	942	0.77		6.55		0.92		79

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $286,080,448 and sold of $155,521,831 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $197,228, $19,419, $44,224, $1,136, $3,670, $61,403 and $12,039 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 25, 2008 for Class Y and Investor Class shares, respectively.
(f)	Annualized.

NOTE 12—Subsequent Event

Effective March 1, 2012, the Fund changed its name to Invesco U.S. Quantitative Core Fund.

17        Invesco U.S. Quantitative Core Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,126.60	$5.29	$1,019.89	$5.02	1.00%

B	1,000.00	1,123.70	9.24	1,016.16	8.77	1.75

C	1,000.00	1,122.40	9.23	1,016.16	8.77	1.75

R	1,000.00	1,124.70	6.60	1,018.65	6.27	1.25

Y	1,000.00	1,128.80	3.97	1,021.13	3.77	0.75

Investor	1,000.00	1,127.60	5.29	1,019.89	5.02	1.00

Institutional	1,000.00	1,128.90	3.81	1,021.28	3.62	0.72

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

18        Invesco U.S. Quantitative Core Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

USQC-SAR-1	Invesco Distributors, Inc.

Invesco Van Kampen American Franchise Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: VAFAX ▪ B: VAFBX ▪ C: VAFCX ▪ R: VAFRX ▪ Y: VAFIX ▪ Institutional: VAFNX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.45%

Class B Shares	9.49

Class C Shares	9.01

Class R Shares	9.29

Class Y Shares	9.57

Institutional Class Shares	9.60

S&P 500 Index▼(Broad Market Index)	13.30

Russell 1000 Growth Index ▼(Style-Specific Index)	13.76

Lipper Large-Cap Growth Funds Index▼(Peer Group Index)	12.52

Source(s): ▼ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco Van Kampen American Franchise Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable
sales charges

Class A Shares

Inception (6/23/05)	4.88%

5 Years	2.48

1 Year	-5.19

Class B Shares

Inception (6/23/05)	5.03%

5 Years	2.61

1 Year	-4.96

Class C Shares

Inception (6/23/05)	5.01%

5 Years	2.95

1 Year	-1.48

Class R Shares

Inception	5.49%

5 Years	3.38

1 Year	0.00

Class Y Shares

Inception (6/23/05)	6.00%

5 Years	3.90

1 Year	0.37

Institutional Class Shares

Inception	5.84%

5 Years	3.75

1 Year	0.53

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on December 22, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/23/05)	2.95%

5 Years	-0.20

1 Year	-11.94

Class B Shares

Inception (6/23/05)	3.12%

5 Years	-0.11

1 Year	-11.73

Class C Shares

Inception (6/23/05)	3.11%

5 Years	0.25

1 Year	-8.36

Class R Shares

Inception	3.58%

5 Years	0.68

1 Year	-7.10

Class Y Shares

Inception (6/23/05)	4.08%

5 Years	1.16

1 Year	-6.73

Institutional Class Shares

Inception	3.91%

5 Years	1.02

1 Year	-6.51

performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.05%, 1.05%, 1.59%, 1.30%, 0.80% and 0.68 respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.16%, 1.16%, 1.70%, 1.41%, 0.91 and 0.68%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses for Class B shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2013. See current prospectus for more information.

3 Invesco Van Kampen American Franchise Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4 Invesco Van Kampen American Franchise Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.90%
Aerospace & Defense–2.64%
Boeing Co. (The)	773,062	$57,940,997

Precision Castparts Corp.	617,758	103,431,222

		161,372,219

Apparel, Accessories & Luxury Goods–0.95%
Coach, Inc.	179,855	13,460,348

Prada S.p.A. (Italy)(b)(c)	3,450,100	19,315,333

Prada S.p.A. (Italy)(c)	4,525,100	25,333,705

		58,109,386

Application Software–1.36%
Citrix Systems, Inc.(c)	1,112,429	83,142,943

Asset Management & Custody Banks–1.19%
BlackRock, Inc.	367,123	73,057,477

Auto Parts & Equipment–0.34%
BorgWarner, Inc.(c)	253,010	20,959,348

Automotive Retail–0.58%
AutoZone, Inc.(c)	94,064	35,225,087

Biotechnology–1.82%
Celgene Corp.(c)	610,444	44,760,806

Gilead Sciences, Inc.(c)	1,456,195	66,256,873

		111,017,679

Broadcasting–0.70%
CBS Corp.–Class B	1,426,120	42,640,988

Cable & Satellite–3.85%
Comcast Corp.–Class A	2,686,579	78,931,691

DIRECTV–Class A(c)	2,995,927	138,771,339

DISH Network Corp.–Class A	616,844	17,993,339

		235,696,369

Casinos & Gaming–1.31%
Las Vegas Sands Corp.	1,436,577	79,888,047

Communications Equipment–3.84%
F5 Networks, Inc.(c)	268,555	33,558,633

Juniper Networks, Inc.(c)	1,308,882	29,790,154

QUALCOMM, Inc.	2,754,959	171,303,351

		234,652,138

Computer Hardware–10.83%
Apple Inc.(c)	1,221,062	662,352,871

Computer Storage & Peripherals–3.88%
EMC Corp.(c)	5,438,894	150,602,975

NetApp, Inc.(c)	1,545,093	66,438,999

SanDisk Corp.(c)	411,138	20,334,885

		237,376,859

Construction & Engineering–1.23%
Foster Wheeler AG (Switzerland)(c)	3,062,211	75,422,257

Construction & Farm Machinery & Heavy Trucks–1.48%
Cummins Inc.	748,936	90,299,214

Data Processing & Outsourced Services–2.39%
MasterCard, Inc.–Class A	138,388	58,122,960

Visa Inc.–Class A	756,537	88,038,211

		146,161,171

Department Stores–1.56%
Macy’s, Inc.	2,515,475	95,512,586

Diversified Banks–0.48%
Wells Fargo & Co.	940,390	29,424,803

Diversified Metals & Mining–0.56%
Freeport-McMoRan Copper & Gold Inc.	797,413	33,937,897

Drug Retail–1.64%
CVS Caremark Corp.	2,228,926	100,524,563

Fertilizers & Agricultural Chemicals–1.53%
Monsanto Co.	703,985	54,474,360

Mosaic Co. (The)	671,911	38,802,860

		93,277,220

Footwear–1.01%
NIKE, Inc.–Class B	574,368	61,985,795

Gold–1.51%
Goldcorp, Inc. (Canada)	1,908,881	92,580,729

Health Care Equipment–0.94%
Baxter International Inc.	440,885	25,628,645

Medtronic, Inc.	832,726	31,743,515

		57,372,160

Health Care Services–1.47%
Express Scripts, Inc.(c)	1,686,278	89,929,206

Health Care Technology–0.74%
Allscripts Healthcare Solutions, Inc.(c)	2,348,911	45,380,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen American Franchise Fund

	Shares	Value

Heavy Electrical Equipment–1.51%
ABB Ltd.–ADR (Switzerland)(c)	4,519,464	$92,603,817

Home Improvement Retail–0.67%
Home Depot, Inc. (The)	858,901	40,857,921

Hotels, Resorts & Cruise Lines–0.82%
Starwood Hotels & Resorts Worldwide, Inc.	934,338	50,360,818

Industrial Conglomerates–2.65%
Danaher Corp.	2,021,497	106,795,686

General Electric Co.	2,908,058	55,398,505

		162,194,191

Industrial Machinery–0.83%
Ingersoll-Rand PLC (Ireland)	1,276,482	50,906,102

Integrated Oil & Gas–2.60%
Exxon Mobil Corp.	783,872	67,804,928

Occidental Petroleum Corp.	873,047	91,119,915

		158,924,843

Internet Retail–1.57%
Amazon.com, Inc.(c)	533,478	95,860,662

Internet Software & Services–5.04%
Baidu, Inc.–ADR (China)(c)	461,459	63,081,445

eBay Inc.(c)	2,079,486	74,320,830

Google Inc.–Class A(c)	276,210	170,766,832

		308,169,107

Investment Banking & Brokerage–0.79%
Goldman Sachs Group, Inc. (The)	421,513	48,533,007

IT Consulting & Other Services–1.88%
Cognizant Technology Solutions Corp.–Class A(c)	1,616,899	114,718,984

Life Sciences Tools & Services–1.34%
Agilent Technologies, Inc.	1,876,284	81,843,508

Managed Health Care–1.24%
UnitedHealth Group Inc.	1,361,963	75,929,437

Oil & Gas Drilling–1.48%
Ensco PLC–ADR (United Kingdom)	1,556,639	90,752,054

Oil & Gas Equipment & Services–5.17%
Cameron International Corp.(c)	1,036,171	57,725,086

Halliburton Co.	4,123,481	150,878,170

National Oilwell Varco Inc.	215,547	17,789,094

Weatherford International Ltd.(c)	5,611,541	89,672,425

		316,064,775

Oil & Gas Exploration & Production–1.99%
Anadarko Petroleum Corp.	1,034,055	86,984,707

Noble Energy, Inc.	355,487	34,713,305

		121,698,012

Other Diversified Financial Services–2.55%
JPMorgan Chase & Co.	3,971,045	155,823,806

Packaged Foods & Meats–0.30%
Mead Johnson Nutrition Co.	237,305	18,450,464

Pharmaceuticals–1.67%
Allergan, Inc.	1,143,390	102,436,310

Railroads–1.42%
Union Pacific Corp.	788,011	86,878,213

Restaurants–1.69%
Starbucks Corp.	2,129,844	103,425,225

Semiconductors–2.31%
Broadcom Corp.–Class A(c)	2,285,174	84,894,214

Texas Instruments Inc.	860,740	28,705,679

Xilinx, Inc.	742,876	27,434,411

		141,034,304

Soft Drinks–2.07%
Coca-Cola Co. (The)	1,307,488	91,341,111

Monster Beverage Corp.(c)	617,704	35,326,492

		126,667,603

Systems Software–5.03%
Check Point Software Technologies Ltd. (Israel)(c)	878,909	51,117,348

Microsoft Corp.	1,977,553	62,767,532

Oracle Corp.	3,249,653	95,117,343

Rovi Corp.(c)	2,780,611	98,656,078

		307,658,301

Trucking–0.91%
J.B. Hunt Transport Services, Inc.	1,089,083	55,771,940

Wireless Telecommunication Services–1.54%
American Tower Corp.	1,504,280	94,137,842

Total Common Stocks & Other Equity Interests (Cost $4,736,008,851)		6,049,001,219

Money Market Funds–1.23%
Liquid Assets Portfolio–Institutional Class(d)	37,700,528	37,700,528

Premier Portfolio–Institutional Class(d)	37,700,527	37,700,527

Total Money Market Funds (Cost $75,401,055)		75,401,055

TOTAL INVESTMENTS–100.13% (Cost $4,811,409,906)		6,124,402,274

OTHER ASSETS LESS LIABILITIES–(0.13)%		(7,780,697)

NET ASSETS–100.00%		$6,116,621,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen American Franchise Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 29, 2012 represented 0.32% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By sector, based on Net Assets
as of February 29, 2012

Information Technology	36.5%

Consumer Discretionary	15.1

Industrials	12.7

Energy	11.2

Health Care	9.2

Financials	6.6

Consumer Staples	4.0

Materials	3.6

Money Market Funds Plus Other Assets Less Liabilities	1.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen American Franchise Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $4,736,008,851)	$6,049,001,219

Investments in affiliated money market funds, at value and cost	75,401,055

Total investments, at value (Cost $4,811,409,906)	6,124,402,274

Receivable for:
Investments sold	29,393,038

Fund shares sold	4,041,466

Dividends	3,670,115

Investment for trustee deferred compensation and retirement plans	200,618

Other assets	66,839

Total assets	6,161,774,350

Liabilities:
Payable for:
Investments purchased	31,119,762

Fund shares reacquired	7,472,196

Accrued fees to affiliates	5,024,550

Accrued other operating expenses	894,002

Trustee deferred compensation and retirement plans	642,263

Total liabilities	45,152,773

Net assets applicable to shares outstanding	$6,116,621,577

Net assets consist of:
Shares of beneficial interest	$5,474,997,412

Undistributed net investment income (loss)	(8,304,299)

Undistributed net realized gain (loss)	(663,063,904)

Unrealized appreciation	1,312,992,368

$6,116,621,577

Net Assets:
Class A	$5,061,687,390

Class B	$338,396,758

Class C	$275,130,767

Class R	$19,902,878

Class Y	$107,200,467

Institutional Class	$314,303,317

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	398,958,856

Class B	27,261,727

Class C	22,168,027

Class R	1,572,151

Class Y	8,395,354

Institutional Class	24,666,232

Class A:
Net asset value per share	$12.69

Maximum offering price per share (Net asset value of $12.69 divided by 94.50%)	$13.43

Class B:
Net asset value and offering price per share	$12.41

Class C:
Net asset value and offering price per share	$12.41

Class R:
Net asset value and offering price per share	$12.66

Class Y:
Net asset value and offering price per share	$12.77

Institutional Class:
Net asset value and offering price per share	$12.74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen American Franchise Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $66,901)	$22,066,060

Dividends from affiliated money market funds	68,434

Total investment income	22,134,494

Expenses:
Advisory fees	17,241,087

Administrative services fees	333,331

Custodian fees	68,197

Distribution fees:
Class A	5,874,204

Class B	423,885

Class C	1,286,190

Class R	44,271

Transfer agent fees — A, B, C, R and Y	8,594,091

Transfer agent fees — Institutional	49,396

Trustees’ and officers’ fees and benefits	183,135

Other	361,736

Total expenses	34,459,523

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(4,507,022)

Net expenses	29,952,501

Net investment income (loss)	(7,818,007)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) on securities sold to affiliates of $(861,599))	(87,196,884)

Foreign currencies	15,047

(87,181,837)

Change in net unrealized appreciation (depreciation) of:
Investment securities	624,418,239

Foreign currencies	(33,289)

624,384,950

Net realized and unrealized gain	537,203,113

Net increase in net assets resulting from operations	$529,385,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen American Franchise Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	February 29,	August 31,
	2012	2011

Operations:
Net investment income (loss)	$(7,818,007)	$(8,859,907)

Net realized gain (loss)	(87,181,837)	121,385,964

Change in net unrealized appreciation (depreciation)	624,384,950	(601,644,385)

Net increase (decrease) in net assets resulting from operations	529,385,106	(489,118,328)

Distributions to shareholders from net realized gains:
Class A	(49,936,226)	—

Class B	(3,657,664)	—

Class C	(2,791,849)	—

Class R	(188,148)	—

Class Y	(1,138,913)	—

Institutional Class	(2,112,110)	—

Total distributions from net realized gains	(59,824,910)	—

Share transactions–net:
Class A	(218,319,184)	5,136,608,852

Class B	(60,208,603)	381,002,155

Class C	(12,064,056)	261,483,995

Class R	637,506	19,367,257

Class Y	(17,725,943)	124,644,695

Institutional Class	88,165,794	215,213,465

Net increase (decrease) in net assets resulting from share transactions	(219,514,486)	6,138,320,419

Net increase in net assets	250,045,710	5,649,202,091

Net assets:
Beginning of period	5,866,575,867	217,373,776

End of period (includes undistributed net investment income of $(8,304,299) and $(486,292), respectively)	$6,116,621,577	$5,866,575,867

Notes to Financial Statements

February 29, 2012
Unaudited

NOTE 1—Significant Accounting Policies

Invesco Van Kampen American Franchise Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

10        Invesco Van Kampen American Franchise Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

11        Invesco Van Kampen American Franchise Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

12        Invesco Van Kampen American Franchise Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $550 million	0.62%

Next $3.45 billion	0.60%

Next $250 million	0.595%

Next $2.25 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.05%, 1.22%, 1.80%, 1.30%, 0.80% and 0.80%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. To the extent that the annualized expense ratio does not exceed the expense limitation, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $118,263 and reimbursed class level expenses of $3,794,347, $273,802, $207,813, $14,298 and $84,642 of Class A, Class B, Class C, Class R and Class Y shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B shares to 0.42% of average annual net assets through at least June 30, 2013.
  For the six months ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees. IDI did not waive Rule 12b-1 plan fees under this limitation during the period.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $167,193 in front-end sales commissions from the sale of Class A shares and $482, $170,958 and $12,506 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

13        Invesco Van Kampen American Franchise Fund

  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$6,079,753,236	$44,649,038	$—	$6,124,402,274

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $468 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended February 29, 2012, the Fund engaged in securities sales of $3,051,672, which resulted in net realized gains (losses) of $(861,599).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $13,857.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

14        Invesco Van Kampen American Franchise Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$436,460,438

August 31, 2018	110,503,496

Total capital loss carryforward	$546,963,934

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Large Cap Growth Fund and Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprises into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $2,277,742,296 and $2,386,531,194, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,355,270,587

Aggregate unrealized (depreciation) of investment securities	(71,114,634)

Net unrealized appreciation of investment securities	$1,284,155,953

Cost of investments for tax purposes is $4,840,246,321.

15        Invesco Van Kampen American Franchise Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	7,391,185	$85,493,993	15,799,630	$194,566,281

Class B	132,581	1,507,088	715,055	8,527,696

Class C	952,558	10,727,905	2,491,661	30,223,787

Class R	222,584	2,527,945	128,847	1,596,002

Class Y	1,804,239	21,230,371	4,844,371	60,928,311

Institutional Class	9,882,363	111,710,883	1,771,287	22,307,656

Issued as reinvestment of dividends:
Class A	4,169,084	47,194,029	—	—

Class B	323,077	3,579,695	—	—

Class C	249,426	2,768,627	—	—

Class R	18,142	205,184	—	—

Class Y	98,939	1,126,921	—	—

Institutional Class	208,154	2,364,625	—	—

Issued in connection with acquisitions:(b)
Class A	—	—	407,652,673	5,222,483,910

Class B	—	—	34,111,525	427,773,604

Class C	—	—	20,203,402	254,475,232

Class R	—	—	1,514,559	19,398,869

Class Y	—	—	7,427,093	95,663,760

Institutional Class	—	—	16,008,613	205,368,045

Automatic conversion of Class B shares to Class A shares:
Class A	3,334,109	38,876,867	2,508,702	30,977,368

Class B	(3,246,429)	(38,876,867)	(2,563,046)	(30,977,368)

Reacquired:
Class A	(33,632,271)	(389,884,073)	(25,492,374)	(311,418,707)

Class B	(2,492,496)	(26,418,519)	(2,034,031)	(24,321,777)

Class C	(2,236,101)	(25,560,588)	(1,944,263)	(23,215,024)

Class R	(180,389)	(2,095,623)	(131,592)	(1,627,614)

Class Y	(3,482,117)	(40,083,235)	(2,560,884)	(31,947,376)

Institutional Class	(2,204,167)	(25,909,714)	(1,000,018)	(12,462,236)

Net increase (decrease) in share activity	(18,687,529)	$(219,514,486)	479,451,210	$6,138,320,419

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 23, 2011, the Fund acquired all the net assets of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 486,917,865 shares of the Fund for 106,999,397, 277,821,622 and 50,537,139 shares outstanding of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund, respectively, as of the close of business on May 20, 2011. Each class of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund net assets at that date of $1,350,805,388, $3,945,324,161 and $929,033,871, respectively, including $1,276,200,577 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $392,208,046. The net assets of the Fund immediately following the acquisition were $6,617,371,465.

16        Invesco Van Kampen American Franchise Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions						net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 02/29/12	$11.72	$(0.02)	$1.11	$1.09	$—	$(0.12)	$(0.12)	$12.69	9.45	%(c)	$5,061,687	1.04	%(d)	1.21	%(d)	(0.26	)%(d)	41%
Year ended 08/31/11	9.79	(0.05)	1.98	1.93	—	—	—	11.72	19.71	(c)	4,894,163	1.06		1.17		(0.43)		179
Year ended 08/31/10	8.87	0.01	1.03	1.04	(0.12)	—	(0.12)	9.79	11.75	(c)	168,731	1.30		1.30		0.11		101
Year ended 08/31/09	10.23	0.13	(1.33)	(1.20)	(0.16)	—	(0.16)	8.87	(11.40	)(e)	200,127	1.35		1.41		1.60		105
Year ended 08/31/08	12.19	0.13	(1.20)	(1.07)	(0.31)	(0.58)	(0.89)	10.23	(9.31	)(e)	241,026	1.24		1.24		1.22		18
Year ended 08/31/07	11.41	0.36	0.52	0.88	(0.10)	—	(0.10)	12.19	7.75	(e)	394,013	1.19		1.19		2.93		39

Class B
Six months ended 02/29/12	11.47	(0.01)	1.07	1.06	—	(0.12)	(0.12)	12.41	9.49	(c)(f)	338,397	1.04	(d)(f)	1.21	(d)(f)	(0.26	)(d)(f)	41
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	—	—	—	11.47	18.98	(c)(f)	373,157	1.28	(f)	1.65	(f)	(0.64	)(f)	179
Year ended 08/31/10	8.75	(0.06)	1.01	0.95	(0.06)	—	(0.06)	9.64	10.89	(c)	22,332	2.05		2.05		(0.64)		101
Year ended 08/31/09	10.08	0.07	(1.31)	(1.24)	(0.09)	—	(0.09)	8.75	(12.09	)(g)	23,466	2.10		2.16		0.86		105
Year ended 08/31/08	12.03	0.05	(1.18)	(1.13)	(0.24)	(0.58)	(0.82)	10.08	(9.98	)(g)	28,330	2.00		2.00		0.45		18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.06)	—	(0.06)	12.03	7.01	(g)	38,428	1.95		1.95		2.15		39

Class C
Six months ended 02/29/12	11.51	(0.06)	1.08	1.02	—	(0.12)	(0.12)	12.41	9.01	(c)	275,131	1.79	(d)	1.96	(d)	(1.01	)(d)	41
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	—	—	—	11.51	18.90	(c)(h)	266,990	1.60	(h)	1.71	(h)	(0.97	)(h)	179
Year ended 08/31/10	8.76	(0.05)	1.03	0.98	(0.06)	—	(0.06)	9.68	11.14	(c)(h)	23,718	1.93	(h)	1.93	(h)	(0.52	)(h)	101
Year ended 08/31/09	10.10	0.06	(1.30)	(1.24)	(0.10)	—	(0.10)	8.76	(12.11	)(i)	25,063	2.16		2.22		0.78		105
Year ended 08/31/08	12.02	0.06	(1.18)	(1.12)	(0.22)	(0.58)	(0.80)	10.10	(9.89	)(i)(j)	26,600	1.92	(j)	1.92	(j)	0.55	(j)	18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.07)	—	(0.07)	12.02	6.99	(i)	46,382	1.95		1.95		2.15		39

Class R
Six months ended 02/29/12	11.71	(0.03)	1.10	1.07	—	(0.12)	(0.12)	12.66	9.29	(c)	19,903	1.29	(d)	1.46	(d)	(0.51	)(d)	41
Year ended 08/31/11(k)	12.81	(0.02)	(1.08)	(1.10)	—	—	—	11.71	(8.59)		17,698	1.30	(l)	1.42	(l)	(0.66	)(l)	179

Class Y
Six months ended 02/29/12	11.78	(0.00)	1.11	1.11	—	(0.12)	(0.12)	12.77	9.57	(c)	107,200	0.79	(d)	0.96	(d)	(0.01	)(d)	41
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	—	—	—	11.78	19.84	(c)	117,471	0.81		0.92		(0.18)		179
Year ended 08/31/10	8.91	0.04	1.02	1.06	(0.14)	—	(0.14)	9.83	11.95	(c)	2,592	1.05		1.05		0.35		101
Year ended 08/31/09	10.27	0.14	(1.31)	(1.17)	(0.19)	—	(0.19)	8.91	(11.07	)(m)	1,451	1.10		1.18		1.77		105
Year ended 08/31/08	12.23	0.18	(1.22)	(1.04)	(0.34)	(0.58)	(0.92)	10.27	(9.05	)(m)	108	1.00		1.00		1.65		18
Year ended 08/31/07	11.44	0.42	0.48	0.90	(0.11)	—	(0.11)	12.23	7.93	(m)	1,635	0.93		0.93		3.42		39

Institutional Class
Six months ended 02/29/12	11.75	0.01	1.10	1.11	—	(0.12)	(0.12)	12.74	9.60	(c)	314,303	0.69	(d)	0.69	(d)	0.09	(d)	41
Year ended 08/31/11(k)	12.07	(0.00)	(0.32)	(0.32)	—	—	—	11.75	(2.65	)(c)	197,097	0.66	(l)	0.66	(l)	(0.03	)(l)	179

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,725,184, $340,971, $258,794, $17,806, $105,407 and $229,318 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.47% for the six months ended February 29, 2012 and the year ended August 31, 2011, respectively.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% and 0.88% for the periods ended August 31, 2011 and 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Commencement date of May 23, 2011 for Class R and December 22, 2010 for Institutional Class.
(l)	Annualized.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

17        Invesco Van Kampen American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,094.50	$5.42	$1,019.69	$5.22	1.04%

B	1,000.00	1,094.90	5.42	1,019.69	5.22	1.04

C	1,000.00	1,090.10	9.30	1,015.96	8.97	1.79

R	1,000.00	1,092.90	6.71	1,018.45	6.47	1.29

Y	1,000.00	1,095.70	4.12	1,020.93	3.97	0.79

Institutional	1,000.00	1,096.00	3.60	1,021.43	3.47	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

18        Invesco Van Kampen American Franchise Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-AMFR-SAR-1	Invesco Distributors, Inc.

Invesco Van Kampen Equity and Income Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: ACEIX ▪ B: ACEQX ▪ C: ACERX ▪ R: ACESX ▪ Y: ACETX ▪ Institutional: ACEKX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
16	Financial Statements
18	Notes to Financial Statements
26	Financial Highlights
27	Fund Expenses
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.60%

Class B Shares	8.56

Class C Shares	8.21

Class R Shares	8.44

Class Y Shares	8.74

Institutional Class Shares	8.83

Russell 1000 Value Index▼ (Broad Market Index)	12.84

Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	3.20

Source(s): ▼Lipper Inc.
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Barclays U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco Van Kampen Equity and Income Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (8/3/60)		10.10%

10	Years	4.87

5	Years	1.32

1	Year	-6.33

Class B Shares

Inception (5/1/92)		9.22%

10	Years	5.03

5	Years	2.03

1	Year	-5.63

Class C Shares

Inception (7/6/93)		8.47%

10	Years	4.70

5	Years	1.75

1	Year	-2.47

Class R Shares

Inception (10/1/02)		7.03%

5	Years	2.24

1	Year	-0.96

Class Y Shares

Inception (12/22/04)		4.78%

5	Years	2.76

1	Year	-0.46

Institutional Class Shares

10	Years	5.55%

5	Years	2.63

1	Year	-0.39

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (8/3/60)		10.02%

10	Years	4.34

5	Years	0.13

1	Year	-6.67

Class B Shares

Inception (5/1/92)		8.99%

10	Years	4.48

5	Years	0.76

1	Year	-6.22

Class C Shares

Inception (7/6/93)		8.22%

10	Years	4.14

5	Years	0.51

1	Year	-2.96

Class R Shares

Inception (10/1/02)		6.50%

5	Years	0.99

1	Year	-1.57

Class Y Shares

Inception (12/22/04)		4.04%

5	Years	1.52

1	Year	-0.97

Institutional Class Shares

10	Years	4.99%

5	Years	1.40

1	Year	-0.78

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.81%, 1.56%,
1.53%, 1.06%, 0.56% and 0.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses for Class B shares, performance would have been lower.

3 Invesco Van Kampen Equity and Income Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4 Invesco Van Kampen Equity and Income Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–62.84%
Agricultural Products–0.71%
Archer-Daniels-Midland Co.	2,499,514	$77,984,837

Asset Management & Custody Banks–1.13%
Northern Trust Corp.	1,334,689	59,273,539

State Street Corp.	1,528,789	64,560,759

		123,834,298

Cable & Satellite–2.81%
Comcast Corp.–Class A	6,096,580	179,117,521

Time Warner Cable Inc.	1,623,754	128,828,642

		307,946,163

Computer Hardware–1.43%
Dell Inc.(b)	4,125,456	71,370,389

Hewlett-Packard Co.	3,398,092	86,005,708

		157,376,097

Data Processing & Outsourced Services–0.60%
Western Union Co. (The)	3,754,860	65,597,404

Diversified Banks–1.75%
Comerica Inc.	1,661,067	49,317,079

U.S. Bancorp	1,960,640	57,642,816

Wells Fargo & Co.	2,725,860	85,292,160

		192,252,055

Diversified Chemicals–0.74%
PPG Industries, Inc.	885,065	80,762,181

Diversified Support Services–0.54%
Cintas Corp.	1,529,893	58,992,674

Drug Retail–0.63%
Walgreen Co.	2,099,865	69,631,523

Electric Utilities–2.27%
American Electric Power Co., Inc.	2,225,560	83,703,312

Edison International	1,486,468	62,238,415

Entergy Corp.	594,317	39,599,342

FirstEnergy Corp.	1,437,480	63,665,989

		249,207,058

Food Distributors–0.89%
Sysco Corp.	3,336,654	98,164,361

Health Care Distributors–0.53%
Cardinal Health, Inc.	1,391,539	57,818,445

Health Care Equipment–1.04%
Medtronic, Inc.	3,007,701	114,653,562

Home Improvement Retail–0.86%
Home Depot, Inc. (The)	1,975,358	93,967,780

Hotels, Resorts & Cruise Lines–0.58%
Carnival Corp.	2,102,452	63,683,271

Household Products–2.05%
Energizer Holdings, Inc.(b)	522,946	39,979,222

Procter & Gamble Co. (The)	2,732,701	184,511,971

		224,491,193

Industrial Conglomerates–4.52%
General Electric Co.	17,329,649	330,129,813

Tyco International Ltd.	3,206,317	166,151,347

		496,281,160

Industrial Machinery–0.93%
Ingersoll-Rand PLC (Ireland)	2,572,938	102,608,767

Insurance Brokers–1.83%
Marsh & McLennan Cos., Inc.	6,423,210	200,404,152

Integrated Oil & Gas–4.18%
ConocoPhillips	581,750	44,532,963

Exxon Mobil Corp.	1,149,904	99,466,696

Hess Corp.	1,420,773	92,236,583

Occidental Petroleum Corp.	792,356	82,698,196

Royal Dutch Shell PLC–ADR (United Kingdom)	1,919,825	140,320,009

		459,254,447

Integrated Telecommunication Services–0.84%
Verizon Communications Inc.	2,418,346	92,163,166

Internet Software & Services–1.82%
eBay Inc.(b)	5,578,073	199,360,329

Investment Banking & Brokerage–0.69%
Charles Schwab Corp. (The)	5,497,150	76,300,442

Investment Companies–Exchange Traded Funds–0.26%
SPDR S&P Homebuilders ETF	1,400,900	28,228,135

IT Consulting & Other Services–0.71%
Amdocs Ltd.(b)	2,541,784	77,956,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Equity and Income Fund

	Shares	Value

Managed Health Care–1.64%
Cigna Corp.	953,228	$42,046,887

UnitedHealth Group Inc.	2,481,226	138,328,350

		180,375,237

Movies & Entertainment–2.51%
Time Warner Inc.	3,591,369	133,634,841

Viacom Inc.–Class B	2,987,281	142,254,321

		275,889,162

Oil & Gas Equipment & Services–1.38%
Baker Hughes Inc.	1,164,366	58,544,322

Cameron International Corp.(b)	823,049	45,852,060

Schlumberger Ltd.	613,331	47,600,619

		151,997,001

Oil & Gas Exploration & Production–2.36%
Anadarko Petroleum Corp.	2,108,417	177,360,038

Devon Energy Corp.	962,328	70,548,266

WPX Energy Inc.(b)	631,362	11,465,534

		259,373,838

Oil & Gas Storage & Transportation–0.52%
Williams Cos., Inc. (The)	1,894,087	56,595,320

Other Diversified Financial Services–4.29%
Citigroup Inc.	3,878,137	129,219,525

JPMorgan Chase & Co.	8,696,243	341,240,575

		470,460,100

Packaged Foods & Meats–1.61%
Kraft Foods Inc.–Class A	1,969,714	74,987,012

Unilever N.V.–New York Shares (Netherlands)	3,054,144	101,733,537

		176,720,549

Personal Products–1.07%
Avon Products, Inc.	6,266,708	117,124,772

Pharmaceuticals–4.75%
Abbott Laboratories	522,327	29,568,932

Bristol-Myers Squibb Co.	3,709,037	119,319,720

Eli Lilly & Co.	558,150	21,901,806

Hospira, Inc.(b)	425,475	15,155,420

Merck & Co., Inc.	3,536,585	134,991,449

Pfizer Inc.	9,496,341	200,372,795

		521,310,122

Property & Casualty Insurance–0.50%
Chubb Corp. (The)	804,377	54,665,461

Regional Banks–2.40%
BB&T Corp.	2,360,045	69,031,316

Fifth Third Bancorp	4,045,596	55,060,562

PNC Financial Services Group, Inc.	2,337,988	139,157,046

		263,248,924

Semiconductor Equipment–0.58%
Applied Materials, Inc.	5,178,777	63,388,230

Semiconductors–0.62%
Intel Corp.	2,514,879	67,599,948

Soft Drinks–1.33%
Coca-Cola Co. (The)	1,037,398	72,472,624

PepsiCo, Inc.	1,174,328	73,912,205

		146,384,829

Systems Software–1.73%
Microsoft Corp.	5,969,785	189,480,976

Wireless Telecommunication Services–1.21%
Vodafone Group PLC–ADR (United Kingdom)	4,890,005	132,470,235

Total Common Stocks & Other Equity Interests (Cost $6,209,411,363)		6,896,004,719

	Principal
	Amount
U.S. Dollar Denominated Bonds and Notes–21.12%
Advertising–0.25%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec. Conv. Global Notes, 4.25%, 03/15/23(c)	$6,673,000	6,731,389

4.75%, 03/15/23(c)	14,400,000	16,704,000

WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	3,225,000	3,724,652

		27,160,041

Aerospace & Defense–0.03%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	2,910,000	2,975,554

Agricultural Products–0.06%
Corn Products International, Inc.,
Sr. Unsec. Notes, 4.63%, 11/01/20	1,875,000	1,992,917

6.63%, 04/15/37	3,940,000	4,598,921

		6,591,838

Airlines–0.08%
Continental Airlines, Inc.–Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	4,751,679	5,018,961

Delta Air Lines Pass Through Trust–Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	2,967,638	3,242,144

		8,261,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Alternative Carriers–0.13%
Tw Telecom Inc., Sr. Unsec. Conv. Deb., 2.38%, 04/01/26(c)	$11,720,000	$14,503,500

Application Software–0.20%
Cadence Design Systems, Inc.–Series B, Sr. Unsec. Conv. Global Notes, 1.50%, 12/15/13	22,000,000	21,945,000

Asset Management & Custody Banks–0.40%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Notes, 3.95%, 08/15/38(c)	39,246,000	43,661,175

Automobile Manufacturers–0.10%
Daimler Finance North America LLC, Sr. Unsec. Gtd. Notes, 1.88%, 09/15/14(d)	10,880,000	10,818,420

Automotive Retail–0.16%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	9,195,000	10,486,165

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	5,400,000	5,906,683

Sr. Unsec. Notes, 5.88%, 10/15/12	1,040,000	1,073,744

		17,466,592

Biotechnology–1.38%
Amylin Pharmaceuticals Inc., Sr. Unsec. Conv. Global Notes, 3.00%, 06/15/14	33,647,000	32,427,296

Gilead Sciences, Inc.–Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	75,120,000	94,181,700

Vertex Pharmaceuticals Inc., Sr. Unsec. Sub. Conv. Notes, 3.35%, 10/01/15	22,048,000	24,914,240

		151,523,236

Brewers–0.14%
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Gtd. Global Notes,
3.63%, 04/15/15	6,145,000	6,627,402

5.38%, 01/15/20	950,000	1,135,155

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes,
5.13%, 06/15/15(d)	6,965,000	7,613,715

		15,376,272

Broadcasting–0.07%
COX Communications Inc.,
Sr. Unsec. Global Notes, 5.45%, 12/15/14	400,000	446,715

Sr. Unsec. Notes,
8.38%, 03/01/39(d)	655,000	923,516

7.25%, 11/15/15	5,000,000	5,917,995

		7,288,226

Cable & Satellite–0.48%
Comcast Corp., Sr. Unsec. Gtd. Global Notes,
5.70%, 05/15/18	4,735,000	5,578,351

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	2,000,000	2,500,290

COX Communications Inc., Sr. Unsec. Notes 6.25%, 06/01/18(d)	3,700,000	4,317,539

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	14,640,000	15,399,450

NBCUniversal Media LLC,
Sr. Unsec. Global Notes, 2.10%, 04/01/14	3,425,000	3,500,154

5.15%, 04/30/20	3,320,000	3,851,573

5.95%, 04/01/41	3,365,000	4,085,707

Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 02/14/19	3,935,000	5,207,605

Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	7,235,000	8,250,346

		52,691,015

Casinos & Gaming–1.01%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	38,202,000	42,499,725

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	63,088,000	67,819,600

		110,319,325

Communications Equipment–0.29%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 03/15/15(d)	29,353,000	32,104,844

Computer & Electronics Retail–0.05%
Best Buy Co., Inc., Sr. Unsec. Notes, 5.50%, 03/15/21	6,025,000	5,889,924

Computer Hardware–0.05%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	5,620,000	5,825,607

Computer Storage & Peripherals–0.87%
SanDisk Corp., Sr. Unsec. Conv. Notes, 1.00%, 05/15/13	94,995,000	95,707,462

Construction Materials–0.50%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	60,100,000	55,066,625

Consumer Finance–0.07%
American Express Credit Corp.–Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	7,230,000	7,858,312

Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	220,000	255,279

		8,113,591

Department Stores–0.04%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	4,792,000	4,797,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Diversified Banks–1.99%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes,
2.88%, 04/25/14	$2,560,000	$2,548,312

4.00%, 04/27/16	2,930,000	2,890,805

Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(d)	4,750,000	4,739,911

Ally Financial, Inc., Gtd. Notes, 2.20%, 12/19/12	11,750,000	11,933,397

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	6,110,000	6,305,082

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes,
6.75%, 05/22/19	8,500,000	9,756,546

2.75%, 02/23/15	2,535,000	2,552,405

Unsec. Sub. Global Notes, 5.14%, 10/14/20	5,015,000	4,832,355

BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(d)	7,025,000	6,902,735

Citibank N.A., Sr. Unsec. Gtd. Notes, 1.75%, 12/28/12	18,400,000	18,626,705

Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(d)	9,435,000	9,266,131

HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(d)	8,535,000	7,614,170

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(d)	8,540,000	8,841,612

HSBC Finance Corp., Sr. Unsec. Global Notes, 7.00%, 05/15/12	6,600,000	6,678,257

Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	828,000	890,445

ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.00%, 10/18/13(d)	4,500,000	4,444,934

Unsec. Notes, 3.75%, 03/07/17(d)	9,590,000	9,577,101

Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	3,460,000	3,627,809

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	9,750,000	10,101,320

Sr. Unsec. Gtd. Medium-Term Notes, 5.80%, 01/13/20(d)	1,360,000	1,412,944

National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(d)	3,390,000	3,548,784

Nordea Bank A.B. (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(d)	4,495,000	4,678,315

Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(d)	880,000	912,786

Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Global Notes, 4.75%, 01/15/20(d)	9,100,000	9,745,029

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	8,215,000	8,544,503

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(d)	3,200,000	3,060,311

Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(d)	11,940,000	11,669,287

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(d)	2,310,000	2,527,383

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes,
5.50%, 11/18/14(d)	1,140,000	1,222,274

3.85%, 04/27/15(d)	4,190,000	4,330,242

U.S. Bancorp., Sr. Unsec. Notes, 2.00%, 06/14/13	8,165,000	8,322,682

U.S. Bank N.A., Sub. Notes, 3.78%, 04/29/20	8,200,000	8,559,340

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	750,000	803,637

Sr. Unsec. Notes, 5.63%, 12/11/17	8,095,000	9,377,895

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	7,235,000	7,324,337

		218,169,781

Diversified Capital Markets–0.14%
Credit Suisse AG (Switzerland),
Sr. Unsec. Medium-Term Global Notes,
5.30%, 08/13/19	3,630,000	3,863,859

Sub. Global Notes, 5.40%, 01/14/20	1,820,000	1,831,656

Unsec. Sub. Global Notes, 6.00%, 02/15/18	1,677,000	1,769,329

UBS AG (Switzerland), Sr. Unsec. Global Notes, 5.88%, 12/20/17	5,200,000	5,766,916

Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	1,435,000	1,488,089

Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	520,000	573,016

		15,292,865

Diversified Metals & Mining–0.24%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(d)	3,185,000	4,144,884

Freeport-McMoRan Copper & Gold Inc.,
Sr. Unsec. Notes, 8.38%, 04/01/17	5,865,000	6,146,520

Sr. Unsec. Global Notes 1.40%, 02/13/15	5,940,000	5,957,611

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	5,240,000	7,232,322

Southern Copper Corp.,
Sr. Unsec. Global Notes, 5.38%, 04/16/20	1,170,000	1,294,588

6.75%, 04/16/40	1,695,000	1,863,608

		26,639,533

Diversified Real Estate Activities–0.01%
Brookfield Asset Management, Inc. (Canada), Sr. Unsec. Notes, 7.13%, 06/15/12	1,410,000	1,430,092

Diversified REIT’s–0.16%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(d)	16,355,000	16,603,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Diversified REIT’s–(continued)

Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(d)	$440,000	$468,316

		17,072,089

Diversified Support Services–0.06%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	6,305,000	6,516,481

Drug Retail–0.08%
CVS Pass-Through Trust, Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	7,481,769	8,206,890

Electric Utilities–0.17%
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(d)	2,150,000	2,282,589

Enel Finance International N.V. (Luxembourg),
Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(d)	600,000	607,660

5.13%, 10/07/19(d)	6,755,000	6,593,999

Iberdola Finance Ireland Ltd. (Ireland), Sr. Unsec. Gtd. Notes, 3.80%, 09/11/14(d)	2,175,000	2,216,556

Louisville Gas & Electric Co., Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	5,525,000	5,612,751

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	1,050,000	1,229,860

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	478,816

		19,022,231

Electronic Components–0.02%
Corning, Inc.,
Sr. Unsec. Notes, 6.63%, 05/15/19	730,000	887,276

7.25%, 08/15/36	1,185,000	1,435,834

		2,323,110

Environmental & Facilities Services–0.06%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	6,205,000	6,700,965

Food Retail–0.04%
Delhaize Group S.A. (Belgium), Sr. Unsec. Gtd. Bonds, 5.88%, 02/01/14	3,850,000	4,151,919

General Merchandise Stores–0.09%
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	9,830,000	9,969,987

Gold–0.16%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	6,045,000	6,383,113

Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(d)	12,145,000	11,644,560

		18,027,673

Health Care Equipment–0.54%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	3,015,000	3,239,468

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	4,770,000	4,829,236

NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	13,684,000	11,853,765

Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	33,647,000	39,409,049

		59,331,518

Health Care Facilities–0.44%
LifePoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	46,059,000	48,649,819

Health Care Services–0.54%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes,
5.25%, 06/15/12	14,295,000	14,483,891

6.25%, 06/15/14	1,300,000	1,432,967

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	3,800,000	3,929,334

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	3,535,000	3,591,466

Omnicare Inc.,
Sr. Unsec. Gtd. Sub. Conv. Notes,
3.75%, 12/15/25	14,335,000	20,570,725

Series OCR, Sr. Unsec. Gtd. Conv. Deb.,
3.25%, 12/15/35(c)	16,126,000	15,601,905

		59,610,288

Hotels, Resorts & Cruise Lines–0.47%
Gaylord Entertainment Co., Sr. Unsec. Gtd. Conv. Notes, 3.75%, 10/01/14(d)	31,562,000	40,083,740

Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(d)	1,400,000	1,536,777

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	430,000	527,197

5.63%, 03/01/21	8,170,000	8,956,362

		51,104,076

Housewares & Specialties–0.08%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	8,615,000	8,914,986

Hypermarkets & Super Centers–0.01%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 6.50%, 08/15/37	730,000	996,971

Industrial Conglomerates–0.65%
General Electric Capital Corp.,
Sr. Unsec. Global Notes, 5.90%, 5/13/14	1,465,000	1,619,915

Sr. Unsec. Medium-Term Global Notes,
4.65%, 10/17/21	4,860,000	5,299,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Industrial Conglomerates–(continued)

Series G,
Sr. Unsec. Gtd. Medium-Term Global Notes, 2.63%, 12/28/12	$48,180,000	$49,116,183

Sr. Unsec. Medium-Term Notes, 6.00%, 08/07/19	8,500,000	9,913,077

General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	4,445,000	5,251,629

Koninklije Philips Electronics N.V. (Netherlands), Sr. Unsec. Global Notes, 5.75%, 03/11/18	115,000	135,689

		71,335,562

Industrial Machinery–0.13%
Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	13,490,000	14,379,805

Integrated Oil & Gas–0.13%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	3,325,000	3,851,240

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 01/24/22(d)	7,430,000	7,808,914

Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	1,965,000	2,117,441

		13,777,595

Integrated Telecommunication Services–0.44%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	63,000	91,143

AT&T, Inc.,
Sr. Unsec. Global Notes, 1.60%, 02/15/17	5,940,000	5,963,659

2.50%, 08/15/15	450,000	472,219

5.35%, 09/01/40	2,077,000	2,332,291

6.15%, 09/15/34	3,675,000	4,438,836

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	2,545,000	3,644,458

France Telecom S.A. (France), Sr. Unsec. Global Notes, 5.38%, 01/13/42	3,260,000	3,570,262

Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.00%, 06/04/18	9,615,000	9,949,698

Verizon Communications, Inc.,
Sr. Unsec. Global Notes, 3.00%, 04/01/16	3,575,000	3,821,173

6.35%, 04/01/19	4,090,000	5,073,974

8.95%, 03/01/39	3,500,000	5,580,469

4.75%, 11/01/41	2,925,000	3,142,067

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	672,000	688,482

		48,768,731

Internet Retail–0.07%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	7,765,000	7,960,738

Investment Banking & Brokerage–1.15%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	7,880,000	8,655,355

Goldman Sachs Group, Inc. (The),
Sr. Unsec. Conv. Medium-Term Notes, 1.00%, 03/15/17(d)	61,461,000	57,242,931

Sr. Unsec. Global Notes,
3.70%, 08/01/15	1,350,000	1,377,099

6.15%, 04/01/18	15,845,000	17,206,175

5.25%, 07/27/21	5,510,000	5,515,250

Unsec. Sub. Global Notes, 6.75%, 10/01/37	4,585,000	4,589,409

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(d)	950,000	893,557

Morgan Stanley,
Sr. Unsec. Global Notes,
4.00%, 07/24/15	12,875,000	12,853,446

3.80%, 04/29/16	5,560,000	5,433,479

Sr. Unsec. Notes,
3.45%, 11/02/15	9,855,000	9,680,001

5.75%, 01/25/21	3,135,000	3,117,226

		126,563,928

IT Consulting & Other Services–0.00%
International Business Machines Corp., Sr. Unsec. Global Notes, 7.63%, 10/15/18	100,000	135,734

Life & Health Insurance–0.29%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	3,100,000	3,267,936

Aflac Inc., Sr. Unsec. Global Notes, 4.00%, 02/15/22	5,100,000	5,191,226

MetLife, Inc., Sr. Unsec. Global Notes, 4.75%, 02/08/21	3,565,000	3,950,403

Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	3,070,000	3,747,523

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(d)	3,425,000	3,778,342

Prudential Financial, Inc., Series D,
Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	950,000	1,006,664

4.75%, 09/17/15	5,030,000	5,508,887

7.38%, 06/15/19	1,020,000	1,268,744

6.63%, 12/01/37	3,475,000	4,138,632

		31,858,357

Managed Health Care–0.10%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/20	9,990,000	10,706,610

Mortgage Backed Securities–0.01%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	1,011,140	1,023,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Movies & Entertainment–0.39%
Liberty Interactive LLC, Sr. Unsec. Conv. Notes, 3.13%, 03/30/23(c)	$33,234,000	$39,963,885

Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	2,655,000	3,141,494

		43,105,379

Multi-Line Insurance–0.06%
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	4,915,000	5,336,971

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(d)	730,000	760,936

		6,097,907

Office Electronics–0.01%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	820,000	875,454

Office REIT’s–0.05%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	5,210,000	5,445,334

Oil & Gas Drilling–0.01%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	1,150,000	1,159,965

Oil & Gas Equipment & Services–0.23%
Helix Energy Solutions Group, Inc.,
Sr. Unsec. Conv. Notes, 3.25%, 12/15/25(c)	25,155,000	25,375,106

Oil & Gas Exploration & Production–0.16%
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	260,000	306,278

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	6,200,000	6,817,517

Southwestern Energy Co.,
Sr. Unsec. Gtd. Notes, 4.10%, 03/15/22(d)	9,585,000	9,573,210

XTO Energy, Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	310,000	337,817

		17,034,822

Oil & Gas Storage & Transportation–0.16%
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	2,380,000	2,696,013

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	555,000	685,872

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	4,420,000	5,293,538

Spectra Energy Capital LLC,
Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	1,100,000	1,248,396

7.50%, 09/15/38	2,245,000	2,915,711

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	3,835,000	4,813,619

		17,653,149

Other Diversified Financial Services–1.51%
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/17	2,825,000	2,981,449

Sr. Unsec. Medium-Term Notes, 7.38%, 05/15/14	315,000	342,000

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	16,030,000	16,779,712

Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	8,140,000	9,855,011

Citigroup Funding, Inc., Unsec. Gtd. Unsub. Global Notes, 2.25%, 12/10/12	70,500,000	71,573,444

Citigroup, Inc.,
Sr. Unsec. Global Notes,
6.01%, 01/15/15	1,615,000	1,762,744

6.13%, 11/21/17	11,440,000	12,805,053

8.50%, 05/22/19	4,200,000	5,227,152

Sr. Unsec. Notes, 4.75%, 05/19/15	1,000,000	1,061,473

ERAC USA Finance LLC,
Sr. Unsec. Gtd. Notes, 5.80%, 10/15/12(d)	1,715,000	1,764,174

2.75%, 07/01/13(d)	5,060,000	5,135,117

JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 4.75%, 05/01/13	1,280,000	1,335,534

4.40%, 07/22/20	5,700,000	5,970,514

4.50%, 01/24/22	7,380,000	7,881,581

Sr. Unsec. Notes, 6.00%, 01/15/18	7,395,000	8,603,399

Unsec. Sub. Global Notes, 5.13%, 09/15/14	1,530,000	1,641,071

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	9,445,000	10,279,242

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 1.39%, 12/10/34 (Acquired 12/07/04-10/23/06; Cost $1,609,000)(d)(e)(f)	1,610,000	—

		164,998,670

Packaged Foods & Meats–0.20%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(d)	5,095,000	5,461,836

Kraft Foods Inc.,
Sr. Unsec. Global Notes,
5.38%, 02/10/20	2,205,000	2,574,689

7.00%, 08/11/37	7,160,000	9,478,504

6.88%, 02/01/38	842,000	1,112,285

Sr. Unsec. Notes, 6.88%, 01/26/39	2,125,000	2,800,320

		21,427,634

Paper Products–0.04%
International Paper Co.,
Sr. Unsec. Global Notes, 6.00%, 11/15/41	3,880,000	4,507,400

Pharmaceuticals–0.66%
Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Sub. Conv. Notes, 1.75%, 04/15/15	28,137,000	39,040,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Pharmaceuticals–(continued)

Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 2.75%, 05/15/15	$25,391,000	$33,643,075

		72,683,162

Property & Casualty Insurance–0.00%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	425,000	494,246

Railroads–0.04%
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	1,750,000	2,141,686

Sr. Unsec. Notes, 5.50%, 04/15/41	1,660,000	1,926,323

		4,068,009

Regional Banks–0.25%
Key Bank NA, Sr. Unsec. Gtd. Global Notes, 3.20%, 06/15/12	7,500,000	7,563,459

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(d)	8,845,000	9,280,353

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	5,305,000	6,117,159

Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	3,635,000	4,489,853

		27,450,824

Restaurants–0.01%
Yum! Brands, Inc., Sr. Unsec. Global Bonds, 6.25%, 03/15/18	1,175,000	1,402,012

Retail REIT’s–0.06%
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(d)	5,290,000	6,336,731

Semiconductor Equipment–0.19%
Novellus Systems Inc., Sr. Unsec. Conv. Notes, 2.63%, 05/15/41(d)	15,729,000	20,762,280

Semiconductors–0.85%
Linear Technology Corp., Sr. Unsec. Conv. Notes, 3.00%, 05/01/27(c)(d)	36,420,000	39,060,450

Micron Technology Inc.–Series A, Sr. Unsec. Conv. Notes, 1.50%, 08/01/31(c)(d)	24,953,000	27,229,961

Xilinx Inc., Jr. Unsec. Sub. Conv. Notes, 3.13%, 03/15/37(d)	20,622,000	26,679,713

		92,970,124

Sovereign Debt–0.21%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	16,505,000	19,599,687

Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	1,650,000	2,093,438

Russian Foreign Bond–Eurobond (Russia), Sr. Unsec. Notes, 3.63%, 04/29/15(d)	800,000	834,000

		22,527,125

Specialized Finance–0.03%
National Rural Utilities Cooperative Finance Corp.,
Sr. Sec. Collateral Trust Notes, 2.63%, 09/16/12	440,000	444,945

3.05%, 02/15/22	2,550,000	2,586,305

		3,031,250

Specialized REIT’s–0.15%
American Tower Corp.,
Sr. Unsec. Global Notes, 4.63%, 04/01/15	2,425,000	2,585,982

Sr. Unsec. Notes, 4.50%, 01/15/18	4,620,000	4,783,352

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	6,620,000	6,646,480

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/22	2,635,000	2,628,336

		16,644,150

Steel–0.28%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 9.85%, 06/01/19	7,005,000	8,459,307

Sr. Unsec. Global Notes, 3.75%, 08/05/15	8,775,000	8,951,503

6.13%, 06/01/18	390,000	410,781

5.50%, 03/01/21	1,325,000	1,313,588

7.00%, 10/15/39	910,000	894,583

6.75%, 03/01/41	1,325,000	1,293,459

Vale Overseas Ltd. (Brazil),
Sr. Unsec. Gtd. Global Notes, 5.63%, 09/15/19	3,655,000	4,172,277

4.63%, 09/15/20	320,000	344,233

6.88%, 11/10/39	4,075,000	5,051,334

		30,891,065

Systems Software–0.25%
Symantec Corp.–Class B, Sr. Unsec. Conv. Global Notes, 1.00%, 06/15/13	24,728,000	27,695,360

Thrifts & Mortgage Finance–0.11%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	16,283,000	12,334,372

Tobacco–0.01%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	715,000	784,762

Trading Companies & Distributors–0.00%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	450,000	459,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Trucking–0.04%
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	$4,030,000	$4,203,351

Wireless Telecommunication Services–0.53%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/16	4,450,000	4,563,682

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(d)	5,095,000	5,260,588

SBA Communications Corp., Sr. Unsec. Conv. Notes, 1.88%, 05/01/13	40,663,000	48,439,799

		58,264,069

Total U.S. Dollar Denominated Bonds and Notes (Cost $2,147,968,742)		2,317,412,029

U.S. Treasury Securities–8.14%
U.S. Treasury Notes–6.60%
0.75%, 05/31/12	17,760,000	17,787,750

1.75%, 08/15/12	4,080,000	4,110,003

4.38%, 08/15/12	500,000	509,693

1.38%, 09/15/12	21,200,000	21,336,641

1.50%, 12/31/13	28,000,000	28,614,687

1.75%, 03/31/14	12,000,000	12,356,250

2.63%, 07/31/14	95,125,000	100,282,559

2.38%, 10/31/14	231,415,000	243,455,812

2.13%, 11/30/14	77,385,000	80,964,056

2.25%, 01/31/15	19,650,000	20,678,555

2.50%, 03/31/15	495,000	525,705

2.13%, 05/31/15	4,445,000	4,677,668

2.00%, 04/30/16	17,445,000	18,377,217

1.75%, 05/31/16	950,000	991,414

3.75%, 11/15/18	34,750,000	40,255,703

1.25%, 01/31/19	25,000,000	24,789,062

3.63%, 08/15/19	58,350,000	67,248,375

3.38%, 11/15/19	20,000,000	22,700,000

2.63%, 11/15/20	6,500,000	6,964,141

2.13%, 08/15/21	2,440,000	2,488,800

2.00%, 11/15/21	4,700,000	4,724,234

		723,838,325

U.S. Treasury Bonds–1.51%
8.00%, 11/15/21	3,557,000	5,516,129

6.88%, 08/15/25	20,000	30,388

6.13%, 11/15/27	19,110,000	27,876,713

5.38%, 02/15/31	5,205,000	7,253,655

3.50%, 02/15/39	31,890,000	34,705,289

4.25%, 05/15/39	9,900,000	12,200,203

4.50%, 08/15/39	1,060,000	1,357,794

4.38%, 11/15/39	13,200,000	16,588,688

4.63%, 02/15/40	18,150,000	23,711,273

4.38%, 05/15/40	1,280,000	1,610,200

4.25%, 11/15/40	500,000	616,875

3.13%, 11/15/41	34,000,000	34,281,562

		165,748,769

U.S. Treasury Bills–0.03%
0.10%, 11/15/12(g)(h)	3,200,000	3,196,902

Total U.S. Treasury Securities (Cost $830,213,674)		892,783,996

	Shares
Preferred Stocks–1.96%
Health Care Facilities–0.24%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	27,000	26,838,000

Health Care Services–0.15%
Omnicare Capital Trust II, Series B, $2.00 Conv. Pfd.	356,855	16,772,185

Multi-Utilities–0.44%
CenterPoint Energy, Inc. $1.97 Conv. Pfd.	1,300,669	48,775,087

Oil & Gas Storage & Transportation–0.37%
El Paso Energy Captial Trust I $2.38 Conv. Pfd	875,900	40,221,328

Regional Banks–0.44%
KeyCorp, Series A, $7.75 Conv. Pfd.	427,098	47,860,602

Research & Consulting Services–0.06%
Nielsen Holdings N.V.,(Netherlands) $3.13 Conv. Pfd.	106,910	6,147,325

Trucking–0.26%
2010 Swift Mandatory Common Exchange Security Trust, $0.66 Conv. Pfd.(d)	2,398,700	28,271,798

Total Preferred Stocks (Cost $188,512,415)		214,886,325

	Principal
	Amount
U.S. Government Sponsored Agency Securities–1.18%
Federal Home Loan Mortgage Corp. (FHLMC)–0.69%
Sr. Unsec. Global Bonds, 6.75%, 03/15/31	$7,000,000	10,420,495

Sr. Unsec. Global Notes, 3.00%, 07/28/14	23,700,000	25,172,643

Unsec. Global Notes, 4.88%, 06/13/18	33,680,000	40,570,393

		76,163,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–0.49%
Sr. Unsec. Global Bonds, 6.63%, 11/15/30	$6,315,000	$9,270,293

Sr. Unsec. Global Notes,
2.88%, 12/11/13	600,000	627,100

4.38%, 10/15/15	38,850,000	43,971,105

		53,868,498

Total U.S. Government Sponsored Agency Securities (Cost $118,959,151)		130,032,029

Municipal Obligations–0.14%
California (State of); Series 2009, Unlimited Tax GO Bonds, 5.95%, 04/01/16	2,390,000	2,726,512

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	2,600,000	3,035,058

Georgia (State of) Municipal Electric Authority; Series 2010, Build America RB, 6.66%, 04/01/57	4,980,000	5,784,419

Texas (State of) Transportation Commission; Series 2010 B, Taxable First Tier Build America RB, 5.03%, 04/01/26	3,450,000	4,204,550

Total Municipal Obligations (Cost $13,487,817)		15,750,539

Asset-Backed Securities–0.06%
ARI Fleet Lease Trust–Series 2010-A, Class A, Floating Rate Pass Through Ctfs., 1.70%, 08/15/18(d)(i)	885,366	885,765

GE Dealer Floorplan Master Note Trust–Series 2009 2A, Class A, Floating Rate Pass Through Ctfs., 1.80%, 10/20/14(d)(i)	5,200,000	5,242,276

Nomura Asset Acceptance Corp.–Series 2005 AR1, Floating Rate Pass Through Ctfs., 0.52%, 02/25/35	15,880	14,951

Total Asset-Backed Securities (Cost $6,101,245)		6,142,992

U.S. Government Sponsored Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 6.50%, 05/01/29	4	5

5.50%, 02/01/37	525	570

		575

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 7.00%, 06/01/12 to 07/01/32	117,958	136,040

5.50%, 03/01/21	363	396

8.00%, 08/01/21	8,399	9,513

		145,949

Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs., 8.00%, 04/15/26 to 01/20/31	46,817	52,285

7.50%, 12/20/30	3,545	4,282

		56,567

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $184,272)		203,091

	Shares
Money Market Funds–4.12%
Liquid Assets Portfolio–Institutional Class(j)	226,159,541	226,159,541

Premier Portfolio–Institutional Class(j)	226,159,541	226,159,541

Total Money Market Funds (Cost $452,319,082)		452,319,082

TOTAL INVESTMENTS–99.56% (Cost $9,967,157,761)		10,925,534,802

OTHER ASSETS LESS LIABILITIES–0.44%		48,787,714

NET ASSETS–100.00%		$10,974,322,516

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
ETF	– Exchange-Traded Fund
GO	– General Obligation
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
SPDR	– Standard & Poor’s Depositary Receipt
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Equity and Income Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $498,717,769, which represented 4.54% of the Fund’s Net Assets.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 29, 2012 represented less than 1% of the Fund’s Net Assets.
(f)	Perpetual bond with no specified maturity date.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(i)	Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on February 29, 2012.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By security type, based on Net Assets
as of February 29, 2012

Common Stocks & Other Equity Interests	62.8%

U.S. Dollar Denominated Bonds and Notes	21.1

U.S. Treasury Securities	8.1

Preferred Stocks	2.0

U.S. Government Sponsored Agency Securities	1.2

Municipal Obligations	0.1

Asset-Backed Securities	0.1

Money Market Funds Plus Other Assets Less Liabilities	4.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Equity and Income Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $9,514,838,679)	$10,473,215,720

Investments in affiliated money market funds, at value and cost	452,319,082

Total investments, at value (Cost $9,967,157,761)	10,925,534,802

Foreign currencies, at value (Cost $22,510,822)	22,790,843

Receivable for:
Investments sold	42,574,458

Variation margin	555,031

Fund shares sold	7,964,113

Dividends and interest	49,715,982

Principal paydowns	378

Investment for trustee deferred compensation and retirement plans	285,999

Other assets	334,607

Total assets	11,049,756,213

Liabilities:
Payable for:
Investments purchased	39,071,993

Fund shares reacquired	25,324,923

Foreign currency contracts outstanding	935,570

Accrued fees to affiliates	8,337,324

Accrued other operating expenses	917,089

Trustee deferred compensation and retirement plans	846,798

Total liabilities	75,433,697

Net assets applicable to shares outstanding	$10,974,322,516

Net assets consist of:
Shares of beneficial interest	$10,344,610,686

Undistributed net investment income	37,451,079

Undistributed net realized gain (loss)	(365,989,239)

Unrealized appreciation	958,249,990

$10,974,322,516

Net Assets:
Class A	$8,061,504,470

Class B	$890,271,805

Class C	$1,208,026,810

Class R	$194,312,081

Class Y	$404,013,947

Institutional Class	$216,193,403

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	915,639,887

Class B	103,046,278

Class C	139,314,161

Class R	21,983,358

Class Y	45,872,087

Institutional Class	24,534,775

Class A:
Net asset value per share	$8.80

Maximum offering price per share (Net asset value of $8.80 divided by 94.50%)	$9.31

Class B:
Net asset value and offering price per share	$8.64

Class C:
Net asset value and offering price per share	$8.67

Class R:
Net asset value and offering price per share	$8.84

Class Y:
Net asset value and offering price per share	$8.81

Institutional Class:
Net asset value and offering price per share	$8.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Equity and Income Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $1,358,912)	$98,979,779

Dividends from affiliated money market funds	202,557

Interest	57,891,124

Total investment income	157,073,460

Expenses:
Advisory fees	18,726,688

Administrative services fees	407,550

Custodian fees	75,707

Distribution fees:

Class A	9,662,774

Class B	4,651,308

Class C	5,870,400

Class R	457,198

Transfer agent fees — A, B, C, R and Y	9,761,186

Transfer agent fees — Institutional	29,149

Trustees’ and officers’ fees and benefits	326,887

Other	161,499

Total expenses	50,130,346

Less: Fees waived and expense offset arrangement(s)	(3,134,822)

Net expenses	46,995,524

Net investment income	110,077,936

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(100,122,287)

Foreign currencies	(89,726)

Foreign currency contracts	17,101,455

Futures contracts	(14,170,294)

(97,280,852)

Change in net unrealized appreciation (depreciation) of:
Investment securities	857,409,665

Foreign currencies	277,808

Foreign currency contracts	(1,030,015)

Futures contracts	8,508,719

865,166,177

Net realized and unrealized gain	767,885,325

Net increase in net assets resulting from operations	$877,963,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Equity and Income Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	Six months ended	Year ended
	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$110,077,936	$194,686,900

Net realized gain (loss)	(97,280,852)	710,295,404

Change in net unrealized appreciation	865,166,177	221,667,945

Net increase in net assets resulting from operations	877,963,261	1,126,650,249

Distributions to shareholders from net investment income:
Class A	(82,746,692)	(150,003,794)

Class B	(9,704,079)	(22,043,921)

Class C	(8,458,351)	(14,081,775)

Class R	(1,750,848)	(3,025,566)

Class Y	(4,653,359)	(9,905,470)

Institutional Class	(2,352,633)	(1,974,595)

Total distributions from net investment income	(109,665,962)	(201,035,121)

Share transactions–net:
Class A	(411,417,969)	(294,013,394)

Class B	(188,195,532)	(393,976,120)

Class C	(93,468,486)	(98,154,582)

Class R	(1,374,670)	(4,687,717)

Class Y	(43,732,066)	(22,575,978)

Institutional Class	43,888,845	87,888,812

Net increase (decrease) in net assets resulting from share transactions	(694,299,878)	(725,518,979)

Net increase in net assets	73,997,421	200,096,149

Net assets:
Beginning of period	10,900,325,095	10,700,228,946

End of period (includes undistributed net investment income of $37,451,079 and $37,039,105, respectively)	$10,974,322,516	$10,900,325,095

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Equity and Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

18        Invesco Van Kampen Equity and Income Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE.
Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

19        Invesco Van Kampen Equity and Income Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

20        Invesco Van Kampen Equity and Income Fund

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.82%, 0.95%, 1.57%, 1.07%, 0.57% and 0.57% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $242,309.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  IDI has contractually agreed to limit Rule 12b-1 fees to 0.38% of Class B average daily net assets through at least June 30, 2012.
  12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations as distribution fees. For the six months ended February 29, 2012, 12b-1 fees incurred for Class B shares were $1,767,497 after fee waivers of $2,883,811.

21        Invesco Van Kampen Equity and Income Fund

  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $634,728 in front-end sales commissions from the sale of Class A shares and $3,929, $472,528 and $17,653 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$7,453,177,916	$110,032,210	$—	$7,563,210,126

U.S. Treasury Securities	—	892,783,996	—	892,783,996

U.S. Government Sponsored Securities	—	130,235,120	—	130,235,120

Corporate Debt Securities	—	2,294,884,904	0	2,294,884,904

Asset Backed Securities	—	6,142,992	—	6,142,992

Municipal Obligations	—	15,750,539	—	15,750,539

Foreign Government Debt Securities	—	22,527,125	—	22,527,125

	$7,453,177,916	$3,472,356,886	$0	$10,925,534,802

Foreign Currency Contracts*	—	(935,570)	—	(935,570)

Futures*	528,498	—	—	528,498

Total Investments	$7,453,706,414	$3,471,421,316	$0	$10,925,127,730

*	Unrealized appreciation (depreciation)

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$—	$(935,570)

Interest rate risk
Futures contracts(b)	$579,987	$(51,489)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

22        Invesco Van Kampen Equity and Income Fund

Effect of Derivative Instruments for the six months ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Foreign Currency
	Futures*	Contracts*

Realized Gain (Loss)
Currency risk	$—	$17,101,455

Interest rate risk	(14,170,294)	—

Change in Unrealized Appreciation (Depreciation)
Currency risk	$—	$(1,030,015)

Interest rate risk	8,508,719	—

Total	$(5,661,575)	$16,071,440

*	The average notional value outstanding of futures and foreign currency contracts during the period was $501,243,984 and $323,890,363, respectively.

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Treasury 2 Year Notes	797	June-2012	$175,526,798	$(51,489)

Short Contracts
U.S. Treasury 5 Year Notes	1,169	June-2012	(143,987,922)	207,600

U.S. Treasury 10 Year Notes	798	June-2012	(104,500,594)	372,387

Subtotal			$(248,488,516)	$579,987

Total			$(72,961,718)	$528,498

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

03/15/2012	State Street	EUR	34,220,645	USD	45,412,678	$45,587,135	$(174,457)

03/15/2012	Bank of New York	EUR	139,026,875	USD	184,537,322	185,205,068	(667,746)

03/15/2012	State Street	GBP	62,936,819	USD	100,014,158	100,107,525	(93,367)

Total open foreign currency contracts						$330,899,728	$(935,570)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended February 29, 2012, the Fund engaged in securities purchases of $767,612.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,702.

23        Invesco Van Kampen Equity and Income Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $601 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2015	$40,242,087

August 31, 2016	111,861,101

August 31, 2017	102,541,594

Total capital loss carryforward	$254,644,782

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $854,467,745 and $1,727,606,500, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,187,718,411

Aggregate unrealized (depreciation) of investment securities	(266,412,846)

Net unrealized appreciation of investment securities	$921,305,565

Cost of investments for tax purposes is $10,004,229,237.

24        Invesco Van Kampen Equity and Income Fund

NOTE 11—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	41,286,990	$340,906,844	98,031,251	$841,524,407

Class B	592,792	4,836,267	4,314,780	35,442,243

Class C	2,566,841	20,902,193	8,570,105	73,027,813

Class R	3,652,148	30,295,070	6,592,227	57,106,122

Class Y	8,649,858	72,957,572	21,595,593	186,789,017

Institutional Class	7,490,587	60,357,807	12,398,629	103,169,510

Issued as reinvestment of dividends:
Class A	9,280,516	75,877,013	16,308,100	136,884,446

Class B	1,131,517	9,080,520	2,490,833	20,476,183

Class C	924,124	7,457,385	1,497,465	12,382,375

Class R	213,107	1,750,451	358,603	3,023,225

Class Y	540,444	4,413,947	1,136,447	9,551,241

Institutional Class	287,448	2,352,380	233,353	1,974,351

Automatic conversion of Class B shares to Class A shares:
Class A	12,837,731	106,679,342	29,939,971	258,765,594

Class B	(12,851,703)	(106,679,342)	(30,510,407)	(258,765,594)

Issued in connection with acquisitions:(b)
Class A	—	—	65,351,925	588,917,667

Class B	—	—	6,813,818	60,220,062

Class C	—	—	12,039,953	106,937,496

Class R	—	—	809,078	7,322,872

Class Y	—	—	268,205	2,415,975

Institutional Class	—	—	25,520	230,109

Reacquired:
Class A	(113,028,697)	(934,881,168)	(247,798,564)	(2,120,105,508)

Class B	(11,995,035)	(95,432,977)	(30,002,075)	(251,349,014)

Class C	(14,970,111)	(121,828,064)	(34,522,121)	(290,502,266)

Class R	(4,020,124)	(33,420,191)	(8,375,268)	(72,139,936)

Class Y	(14,798,398)	(121,103,585)	(26,462,868)	(221,332,211)

Institutional Class	(2,276,348)	(18,821,342)	(2,060,952)	(17,485,158)

Net increase (decrease) in share activity	(84,486,313)	$(694,299,878)	(90,956,399)	$(725,518,979)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business day on May 23, 2011, the Fund acquired all the net assets of Invesco Balanced Fund and Invesco Basic Balanced Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Balanced Fund and Invesco Basic Balanced Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 85,308,499 shares of the Fund for 11,505,036 and 53,265,217 shares outstanding of Invesco Balanced Fund and Invesco Basic Balanced Fund, respectively as of the close of business on May 20, 2011. Each class of Invesco Balanced Fund and Invesco Basic Balanced Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Balanced Fund and Invesco Basic Balanced Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Balanced Fund and Invesco Basic Balanced Fund’s net assets at that date of $155,118,564 and $610,925,617, respectively, including $7,987,998 and $82,271,409 of unrealized appreciation, respectively, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $11,740,080,547. The net assets of the Fund immediately following the acquisition were $12,506,124,728.

25        Invesco Van Kampen Equity and Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 02/29/12	$8.19	$0.09	$0.61	$0.70	$(0.09)	$—	$(0.09)	$8.80	8.60	%(c)	$8,061,504	0.81	%(d)	0.81	%(d)	2.16	%(d)	10%
Year ended 08/31/11	7.53	0.15	0.66	0.81	(0.15)	—	(0.15)	8.19	10.78	(c)	7,908,623	0.81		0.81		1.74		22
Eight months ended 08/31/10	7.79	0.10	(0.28)	(0.18)	(0.08)	—	(0.08)	7.53	(2.40	)(c)	7,560,462	0.78	(e)	0.78	(e)	1.89	(e)	24
Year ended 12/31/09	6.45	0.15	1.34	1.49	(0.15)	—	(0.15)	7.79	23.51	(f)	8,395,716	0.82		0.82		2.15		78
Year ended 12/31/08	8.84	0.20	(2.36)	(2.16)	(0.22)	(0.01)	(0.23)	6.45	(24.78	)(f)	8,214,093	0.79		0.79		2.59		56
Year ended 12/31/07	9.12	0.22	0.08	0.30	(0.22)	(0.36)	(0.58)	8.84	3.26	(f)	13,332,525	0.76		0.76		2.32		35

Class B
Six months ended 02/29/12	8.04	0.08	0.60	0.68	(0.08)	—	(0.08)	8.64	8.56	(c)	890,272	0.94	(d)	1.56	(d)	2.03	(d)	10
Year ended 08/31/11	7.39	0.14	0.65	0.79	(0.14)	—	(0.14)	8.04	10.69	(c)(g)	1,014,527	0.84	(g)	0.98	(g)	1.71	(g)	22
Eight months ended 08/31/10	7.64	0.09	(0.27)	(0.18)	(0.07)	—	(0.07)	7.39	(2.40	)(c)(g)	1,278,734	0.91	(e)(g)	0.91	(e)(g)	1.76	(e)(g)	24
Year ended 12/31/09	6.33	0.14	1.32	1.46	(0.15)	—	(0.15)	7.64	23.48	(h)(i)	1,594,135	0.82	(i)	0.82	(i)	2.16	(i)	78
Year ended 12/31/08	8.68	0.20	(2.32)	(2.12)	(0.22)	(0.01)	(0.23)	6.33	(24.78	)(h)(i)	1,693,758	0.79	(i)	0.79	(i)	2.59	(i)	56
Year ended 12/31/07	8.97	0.17	0.08	0.25	(0.18)	(0.36)	(0.54)	8.68	2.71	(h)(i)	2,978,302	1.25	(i)	1.25	(i)	1.83	(i)	35

Class C
Six months ended 02/29/12	8.07	0.06	0.60	0.66	(0.06)	—	(0.06)	8.67	8.21	(c)	1,208,027	1.56	(d)	1.56	(d)	1.41	(d)	10
Year ended 08/31/11	7.42	0.09	0.65	0.74	(0.09)	—	(0.09)	8.07	9.95	(c)(j)	1,216,936	1.54	(j)	1.54	(j)	1.01	(j)	22
Eight months ended 08/31/10	7.68	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)	7.42	(2.81	)(c)(j)	1,211,089	1.52	(e)(j)	1.52	(e)(j)	1.15	(e)(j)	24
Year ended 12/31/09	6.36	0.09	1.33	1.42	(0.10)	—	(0.10)	7.68	22.63	(i)(k)	1,375,516	1.56	(i)	1.56	(i)	1.40	(i)	78
Year ended 12/31/08	8.72	0.14	(2.32)	(2.18)	(0.17)	(0.01)	(0.18)	6.36	(25.33	)(i)(k)	1,340,367	1.50	(i)	1.50	(i)	1.88	(i)	56
Year ended 12/31/07	9.01	0.14	0.08	0.22	(0.15)	(0.36)	(0.51)	8.72	2.41	(k)	2,334,402	1.51		1.51		1.57		35

Class R
Six months ended 02/29/12	8.23	0.08	0.61	0.69	(0.08)	—	(0.08)	8.84	8.44	(c)	194,312	1.06	(d)	1.06	(d)	1.91	(d)	10
Year ended 08/31/11	7.57	0.13	0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	(c)	182,135	1.06		1.06		1.49		22
Eight months ended 08/31/10	7.83	0.09	(0.28)	(0.19)	(0.07)	—	(0.07)	7.57	(2.51	)(c)	172,143	1.03	(e)	1.03	(e)	1.64	(e)	24
Year ended 12/31/09	6.48	0.13	1.35	1.48	(0.13)	—	(0.13)	7.83	23.25	(l)	169,713	1.07		1.07		1.88		78
Year ended 12/31/08	8.87	0.18	(2.36)	(2.18)	(0.20)	(0.01)	(0.21)	6.48	(24.89	)(l)	148,399	1.04		1.04		2.35		56
Year ended 12/31/07	9.16	0.19	0.08	0.27	(0.20)	(0.36)	(0.56)	8.87	2.87	(l)	192,906	1.01		1.01		2.07		35

Class Y(m)
Six months ended 02/29/12	8.20	0.10	0.61	0.71	(0.10)	—	(0.10)	8.81	8.74	(c)	404,014	0.56	(d)	0.56	(d)	2.41	(d)	10
Year ended 08/31/11	7.54	0.17	0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	(c)	422,009	0.56		0.56		1.99		22
Eight months ended 08/31/10	7.79	0.11	(0.28)	(0.17)	(0.08)	—	(0.08)	7.54	(2.15	)(c)	414,203	0.53	(e)	0.53	(e)	2.15	(e)	24
Year ended 12/31/09	6.45	0.16	1.35	1.51	(0.17)	—	(0.17)	7.79	23.82	(n)	530,010	0.57		0.57		2.34		78
Year ended 12/31/08	8.84	0.22	(2.36)	(2.14)	(0.24)	(0.01)	(0.25)	6.45	(24.60	)(n)	358,154	0.54		0.54		2.85		56
Year ended 12/31/07	9.12	0.24	0.08	0.32	(0.24)	(0.36)	(0.60)	8.84	3.52	(n)	392,848	0.51		0.51		2.57		35

Institutional Class
Six months ended 02/29/12	8.20	0.11	0.61	0.72	(0.11)	—	(0.11)	8.81	8.83	(c)	216,193	0.40	(d)	0.40	(d)	2.57	(d)	10
Year ended 08/31/11	7.54	0.19	0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	(c)	156,096	0.39		0.39		2.16		22
Eight months ended 08/31/10(o)	7.59	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)	7.54	(0.13	)(c)	63,598	0.45	(e)	0.45	(e)	1.79	(e)	24

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011 the portfolio turnover calculation excludes the value of securities purchased of $602,192,170 and sold of $70,835,642 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $7,778,916, $935,373, $1,180,902, $183,884, $379,985, and $193,558 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% and 0.38% for the year ended August 31, 2011 and eight months ended August 31, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of June 1, 2010.

26        Invesco Van Kampen Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011, through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,086.00	$4.20	$1,020.84	$4.07	0.81%

B	1,000.00	1,085.60	4.87	1,020.19	4.72	0.94

C	1,000.00	1,082.10	8.08	1,017.11	7.82	1.56

R	1,000.00	1,084.40	5.49	1,019.59	5.32	1.06

Y	1,000.00	1,087.40	2.91	1,022.08	2.82	0.56

Institutional	1,000.00	1,088.30	2.06	1,022.89	2.00	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

27        Invesco Van Kampen Equity and Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-EQI-SAR-1	Invesco Distributors, Inc.

Invesco Van Kampen Growth and Income Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: ACGIX ▪ B: ACGJX ▪ C: ACGKX ▪ R: ACGLX ▪ Y: ACGMX ▪ Institutional: ACGQX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.96%

Class B Shares	10.98

Class C Shares	10.60

Class R Shares	10.76

Class Y Shares	11.03

Institutional Class Shares	11.17

S&P 500 Index▼ (Broad Market Index)	13.30

Russell 1000 Value Index▼(Style-Specific Index)	12.84

Lipper Large-Cap Value Funds Index▼(Peer Group Index)	11.75

Source(s): ▼Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
2	Invesco Van Kampen Growth and Income Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (8/1/46)	9.21%

10 Years	4.23

5 Years	-0.50

1 Year	-7.35

Class B Shares

Inception (8/2/93)	8.74%

10 Years	4.51

5 Years	0.26

1 Year	-6.77

Class C Shares

Inception (8/2/93)	8.30%

10 Years	4.07

5 Years	-0.09

1 Year	-3.65

Class R Shares

Inception (10/1/02)	7.24%

5 Years	0.38

1 Year	-2.27

Class Y Shares

Inception (10/19/04)	5.35%

5 Years	0.88

1 Year	-1.77

Institutional Class Shares

10 Years	4.90%

5 Years	0.79

1 Year	-1.55
Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (8/1/46)	9.13%

10 Years	3.59

5 Years	-2.07

1 Year	-7.48

Class B Shares

Inception (8/2/93)	8.43%

10 Years	3.86

5 Years	-1.36

1 Year	-6.92

Class C Shares

Inception (8/2/93)	7.99%

10 Years	-3.43

5 Years	-1.67

1 Year	-3.76

Class R Shares

Inception (10/1/02)	6.62%

5 Years	-1.21

1 Year	-2.33

Class Y Shares

Inception (10/19/04)	4.50%

5 Years	-0.72

1 Year	-1.89

Institutional Class Shares

10 Years	4.25%

5 Years	-0.83

1 Year	-1.72
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.84%, 0.84%,
1.58%, 1.09%, 0.59% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

3	Invesco Van Kampen Growth and Income Fund

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco's website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor	Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4	Invesco Van Kampen Growth and Income Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–92.27%
Agricultural Products–1.06%
Archer-Daniels-Midland Co.	2,436,221	$76,010,095

Asset Management & Custody Banks–1.65%
Northern Trust Corp.	1,270,355	56,416,466

State Street Corp.	1,470,285	62,090,135

		118,506,601

Cable & Satellite–4.11%
Comcast Corp.–Class A	5,953,759	174,921,439

Time Warner Cable Inc.	1,522,464	120,792,294

		295,713,733

Computer Hardware–2.09%
Dell Inc.(b)	4,037,173	69,843,093

Hewlett-Packard Co.	3,200,261	80,998,606

		150,841,699

Data Processing & Outsourced Services–0.88%
Western Union Co.	3,635,576	63,513,513

Diversified Banks–2.59%
Comerica Inc.	1,613,946	47,918,057

U.S. Bancorp	1,843,039	54,185,347

Wells Fargo & Co.	2,693,867	84,291,098

		186,394,502

Diversified Chemicals–1.03%
PPG Industries, Inc.	815,666	74,429,523

Diversified Support Services–0.76%
Cintas Corp.	1,421,449	54,811,073

Drug Retail–0.94%
Walgreen Co.	2,033,334	67,425,355

Electric Utilities–3.38%
American Electric Power Co., Inc.	2,163,844	81,382,173

Edison International	1,467,123	61,428,440

Entergy Corp.	576,638	38,421,390

FirstEnergy Corp.	1,398,062	61,920,166

		243,152,169

Food Distributors–1.30%
Sysco Corp.	3,189,428	93,832,972

Health Care Distributors–0.75%
Cardinal Health, Inc.	1,302,748	54,129,179

Health Care Equipment–1.55%
Medtronic, Inc.	2,933,850	111,838,362

Home Improvement Retail–1.27%
Home Depot, Inc. (The)	1,928,089	91,719,194

Hotels, Resorts & Cruise Lines–0.86%
Carnival Corp.	2,047,751	62,026,378

Household Products–3.04%
Energizer Holdings, Inc.(b)	512,089	39,149,204

Procter & Gamble Co. (The)	2,665,727	179,989,887

		219,139,091

Industrial Conglomerates–6.63%
General Electric Co.	16,559,225	315,453,236

Tyco International Ltd.	3,127,736	162,079,280

		477,532,516

Industrial Machinery–1.36%
Ingersoll-Rand PLC (Ireland)	2,458,554	98,047,134

Insurance Brokers–2.71%
Marsh & McLennan Cos., Inc.	6,243,733	194,804,470

Integrated Oil & Gas–6.14%
ConocoPhillips	566,614	43,374,302

Exxon Mobil Corp.	1,076,496	93,116,904

Hess Corp.	1,384,664	89,892,387

Occidental Petroleum Corp.	754,736	78,771,796

Royal Dutch Shell PLC–ADR (United Kingdom)	1,869,875	136,669,164

		441,824,553

Integrated Telecommunication Services–1.21%
Verizon Communications Inc.	2,280,021	86,891,600

Internet Software & Services–2.60%
eBay Inc.(b)	5,238,198	187,213,197

Investment Banking & Brokerage–1.03%
Charles Schwab Corp. (The)	5,318,421	73,819,683

Investment Companies–Exchange Traded Funds–0.37%
SPDR S&P Homebuilders ETF	1,326,800	26,735,020

IT Consulting & Other Services–1.01%
Amdocs Ltd.(b)	2,363,120	72,476,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Growth and Income Fund

	Shares	Value

Managed Health Care–2.44%
Cigna Corp.	932,555	$41,135,001

UnitedHealth Group Inc.	2,414,655	134,617,016

		175,752,017

Movies & Entertainment–3.71%
Time Warner Inc.	3,453,034	128,487,395

Viacom Inc.–Class B	2,915,947	138,857,396

		267,344,791

Oil & Gas Equipment & Services–2.05%
Baker Hughes Inc.	1,111,664	55,894,466

Cameron International Corp.(b)	809,405	45,091,953

Schlumberger Ltd.	598,655	46,461,614

		147,448,033

Oil & Gas Exploration & Production–3.51%
Anadarko Petroleum Corp.	2,056,106	172,959,637

Devon Energy Corp.	937,870	68,755,250

WPX Energy Inc.(b)	609,908	11,075,929

		252,790,816

Oil & Gas Storage & Transportation–0.76%
Williams Cos., Inc. (The)	1,834,957	54,828,515

Other Diversified Financial Services–6.32%
Citigroup Inc.	3,814,404	127,095,941

JPMorgan Chase & Co.	8,352,352	327,746,293

		454,842,234

Packaged Foods & Meats–2.36%
Kraft Foods Inc.–Class A	1,881,474	71,627,715

Unilever N.V.–New York Shares (Netherlands)	2,955,790	98,457,365

		170,085,080

Personal Products–1.58%
Avon Products, Inc.	6,107,438	114,148,016

Pharmaceuticals–6.93%
Abbott Laboratories	508,240	28,771,466

Bristol-Myers Squibb Co.	3,603,357	115,919,995

Eli Lilly & Co.	548,671	21,529,850

Hospira, Inc.(b)	415,244	14,790,991

Merck & Co., Inc.	3,372,911	128,744,013

Pfizer Inc.	8,966,497	189,193,087

		498,949,402

Property & Casualty Insurance–0.74%
Chubb Corp. (The)	784,138	53,290,018

Regional Banks–3.53%
BB&T Corp.	2,327,657	68,083,967

Fifth Third Bancorp	3,998,114	54,414,332

PNC Financial Services Group, Inc.	2,218,342	132,035,716

		254,534,015

Semiconductor Equipment–0.87%
Applied Materials, Inc.	5,111,714	62,567,379

Semiconductors–0.93%
Intel Corp.	2,486,953	66,849,297

Soft Drinks–1.98%
Coca-Cola Co. (The)	1,011,973	70,696,434

PepsiCo, Inc.	1,146,227	72,143,527

		142,839,961

Systems Software–2.49%
Microsoft Corp.	5,648,263	179,275,868

Wireless Telecommunication Services–1.75%
Vodafone Group PLC–ADR (United Kingdom)	4,646,369	125,870,136

Total Common Stocks & Other Equity Interests (Cost $5,869,800,515)		6,644,244,080

Money Market Funds–7.35%
Liquid Assets Portfolio–Institutional Class(c)	264,619,255	264,619,255

Premier Portfolio–Institutional Class(c)	264,619,256	264,619,256

Total Money Market Funds (Cost $529,238,511)		529,238,511

TOTAL INVESTMENTS–99.62% (Cost $6,399,039,026)		7,173,482,591

OTHER ASSETS LESS LIABILITIES–0.38%		27,322,349

NET ASSETS–100.00%		$7,200,804,940

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Growth and Income Fund

Portfolio Composition

By sector, based on Net Assets
as of February 29, 2012

Financials	18.6%

Energy	12.5

Consumer Staples	12.3

Health Care	11.7

Information Technology	11.0

Consumer Discretionary	10.0

Industrials	8.8

Utilities	3.4

Telecommunication Services	3.0

Materials	1.0

Money Market Funds Plus Other Assets Less Liabilities	7.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Growth and Income Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $5,869,800,515)	$6,644,244,080

Investments in affiliated money market funds, at value and cost	529,238,511

Total investments, at value (Cost $6,399,039,026)	7,173,482,591

Foreign currencies, at value (Cost $18,250,513)	18,487,192

Receivable for:
Investments sold	13,346,066

Fund shares sold	9,059,463

Dividends	19,174,196

Investment for trustee deferred compensation and retirement plans	39,107

Other assets	77,413

Total assets	7,233,666,028

Liabilities:
Payable for:
Investments purchased	16,988,669

Fund shares reacquired	9,555,964

Foreign currency contracts outstanding	883,015

Accrued fees to affiliates	4,691,564

Accrued other operating expenses	489,547

Trustee deferred compensation and retirement plans	252,329

Total liabilities	32,861,088

Net assets applicable to shares outstanding	$7,200,804,940

Net assets consist of:
Shares of beneficial interest	$6,800,234,705

Undistributed net investment income	29,220,388

Undistributed net realized gain (loss)	(402,447,381)

Unrealized appreciation	773,797,228

$7,200,804,940

Net Assets:
Class A	$4,380,961,405

Class B	$150,751,085

Class C	$262,471,860

Class R	$165,517,351

Class Y	$1,776,084,914

Institutional Class	$465,018,325

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	220,945,593

Class B	7,655,823

Class C	13,360,519

Class R	8,344,910

Class Y	89,502,814

Institutional Class	23,404,416

Class A:
Net asset value per share	$19.83

Maximum offering price per share (Net asset value of $19.83 divided by 94.50%)	$20.98

Class B:
Net asset value and offering price per share	$19.69

Class C:
Net asset value and offering price per share	$19.65

Class R:
Net asset value and offering price per share	$19.83

Class Y:
Net asset value and offering price per share	$19.84

Institutional Class:
Net asset value and offering price per share	$19.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Growth and Income Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $1,253,842)	$87,835,851

Dividends from affiliated money market funds	251,522

Total investment income	88,087,373

Expenses:
Advisory fees	11,947,621

Administrative services fees	349,444

Custodian fees	73,672

Distribution fees:
Class A	5,258,732

Class B	169,581

Class C	1,195,996

Class R	385,781

Transfer agent fees — A, B, C, R and Y	6,786,419

Transfer agent fees — Institutional	108,479

Trustees’ and officers’ fees and benefits	203,557

Other	403,421

Total expenses	26,882,703

Less: Fees waived and expense offset arrangement(s)	(290,645)

Net expenses	26,592,058

Net investment income	61,495,315

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(50,619,072)

Foreign currencies	(63,195)

Foreign currency contracts	16,546,031

(34,136,236)

Change in net unrealized appreciation (depreciation) of:
Investment securities	704,050,758

Foreign currencies	236,678

Foreign currency contracts	(995,264)

703,292,172

Net realized and unrealized gain	669,155,936

Net increase in net assets resulting from operations	$730,651,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Growth and Income Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011.
(Unaudited)

	Six months
	ended	Year ended
	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$61,495,315	$89,477,094

Net realized gain (loss)	(34,136,236)	390,544,941

Change in net unrealized appreciation	703,292,172	329,001,327

Net increase in net assets resulting from operations	730,651,251	809,023,362

Distributions to shareholders from net investment income:
Class A	(32,379,880)	(49,752,247)

Class B	(1,260,878)	(2,289,778)

Class C	(1,042,975)	(994,066)

Class R	(998,761)	(1,231,024)

Class Y	(14,204,158)	(20,659,588)

Institutional Class	(3,208,555)	(2,010,774)

Total distributions from net investment income	(53,095,207)	(76,937,477)

Share transactions–net:
Class A	(192,527,042)	(497,901,045)

Class B	(37,043,362)	(91,521,932)

Class C	(20,637,241)	(44,889,378)

Class R	2,300,844	11,454,379

Class Y	71,083,228	198,824,176

Institutional Class	119,040,372	279,255,628

Net increase (decrease) in net assets resulting from share transactions	(57,783,201)	(144,778,172)

Net increase in net assets	619,772,843	587,307,713

Net assets:
Beginning of period	6,581,032,097	5,993,724,384

End of period (includes undistributed net investment income of $29,220,388 and $20,820,280, respectively)	$7,200,804,940	$6,581,032,097

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Growth and Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek income and long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

10        Invesco Van Kampen Growth and Income Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more

11        Invesco Van Kampen Growth and Income Fund

of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

12        Invesco Van Kampen Growth and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.88%, 1.63%, 1.63%, 1.13%, 0.63% and 0.63% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $287,886.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the six months ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $144,622 in front-end sales commissions from the sale of Class A shares and $1,252, $78,894 and $5,280 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

13        Invesco Van Kampen Growth and Income Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$7,173,482,591	$—	$—	$7,173,482,591

Foreign Currency Contracts*	—	(883,015)	—	(883,015)

Total Investments	$7,173,482,591	$(883,015)	$—	$7,172,599,576

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$—	$(883,015)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the six months ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$16,546,031

Change in Unrealized Appreciation (Depreciation)
Currency risk	(995,264)

Total	$15,550,767

*	The average notional value outstanding of foreign currency contracts was $309,035,488.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

03/15/12	Bank of New York	EUR	129,601,281	USD	172,026,260	$172,648,735	$(622,475)

03/15/12	State Street Bank	EUR	33,385,006	USD	44,303,740	44,473,937	(170,197)

03/15/12	State Street Bank	GBP	60,898,977	USD	96,775,783	$96,866,126	$(90,343)

							$(883,015)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

14        Invesco Van Kampen Growth and Income Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended February 29, 2012, the Fund engaged in securities purchases of $757,894.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,759.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $494 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss Carryforward*
Capital Loss
Expiration	Carryforward*

August 31, 2016	$12,303,518

August 31, 2017	344,772,500

Total capital loss carryforward	$357,076,018

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

15        Invesco Van Kampen Growth and Income Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $823,060,614 and $1,042,266,291, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$942,551,966

Aggregate unrealized (depreciation) of investment securities	(179,231,278)

Net unrealized appreciation of investment securities	$763,320,688

Cost of investments for tax purposes is $6,410,161,903.

NOTE 11—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	27,040,233	$478,893,834	36,245,786	$693,700,987

Class B	54,962	1,004,584	438,546	8,100,844

Class C	346,670	6,337,147	1,063,972	20,372,767

Class R	1,479,210	26,953,257	2,659,405	51,394,097

Class Y	13,341,638	247,603,220	35,839,552	683,384,836

Institutional Class	8,196,809	152,603,794	17,685,144	338,759,065

Issued as reinvestment of dividends:
Class A	1,682,117	30,477,073	2,499,969	46,491,378

Class B	65,618	1,179,519	115,560	2,128,328

Class C	51,742	931,992	48,175	883,466

Class R	54,961	997,479	65,955	1,229,378

Class Y	756,012	13,700,691	1,043,596	19,488,200

Institutional Class	176,759	3,208,446	105,285	2,010,645

Automatic conversion of Class B shares to Class A shares:
Class A	1,298,083	23,500,990	3,922,878	76,286,897

Class B	(1,290,184)	(23,500,990)	(3,952,448)	(76,286,897)

Issued in connection with acquisitions:(b)
Class A	—	—	2,699,773	54,844,342

Class B	—	—	1,176,109	23,721,474

Class C	—	—	191,857	3,863,281

Class Y	—	—	3,646,445	74,111,693

Reacquired:
Class A	(39,448,240)	(725,398,939)	(71,652,843)	(1,369,224,649)

Class B	(855,207)	(15,726,475)	(2,608,096)	(49,185,681)

Class C	(1,531,168)	(27,906,380)	(3,720,137)	(70,008,892)

Class R	(1,373,038)	(25,649,892)	(2,146,765)	(41,169,096)

Class Y	(10,301,338)	(190,220,683)	(29,884,311)	(578,160,553)

Institutional Class	(1,996,308)	(36,771,868)	(3,366,863)	(61,514,082)

Net increase (decrease) in share activity	(2,250,669)	$(57,783,201)	(7,883,456)	$(144,778,172)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 22% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund on April 14, 2011. The acquisitions were accomplished by a tax-free exchange of 7,714,184 shares of the Fund for 3,780,748 shares outstanding of Invesco Fundamental Value Fund and 10,106,294 shares outstanding of Invesco Large Cap Relative Fund as of the close of business on May 20, 2011. Invesco Fundamental Value Fund’s net assets at that date of $42,883,547 including $7,514,659 of unrealized appreciation and Invesco Large Cap Relative Value Fund’s net assets at that date of $113,657,243 including $3,426,387 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $7,418,140,055. The net assets of the Fund immediately following the acquisition were $7,574,680,845.

16        Invesco Van Kampen Growth and Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 02/29/12	$18.01	$0.16	$1.80	$1.96	$(0.14)	$—	$(0.14)	$19.83	10.96	%(c)	$4,380,961	0.84	%(d)	0.85	%(d)	1.78	%(d)	13%
Year ended 08/31/11	16.06	0.24	1.91	2.15	(0.20)	—	(0.20)	18.01	13.37	(c)	4,149,537	0.83		0.84		1.23		23
Nine months ended 08/31/10	17.19	0.18	(1.13)	(0.95)	(0.18)	—	(0.18)	16.06	(5.60	)(c)	4,122,779	0.74	(e)	0.74	(e)	1.36	(e)	23
Year ended 11/30/09	13.87	0.23	3.34	3.57	(0.25)	—	(0.25)	17.19	26.24	(f)	4,496,159	0.88		0.88		1.58		51
Year ended 11/30/08	22.72	0.33	(7.86)	(7.53)	(0.37)	(0.95)	(1.32)	13.87	(35.05	)(f)	4,416,052	0.79		0.79		1.78		42
Year ended 11/30/07	22.62	0.36	1.21	1.57	(0.39)	(1.08)	(1.47)	22.72	7.26	(f)	7,793,361	0.77		0.77		1.58		26

Class B
Six months ended 02/29/12	17.88	0.16	1.79	1.95	(0.14)	—	(0.14)	19.69	10.98	(c)(g)	150,751	0.80	(d)(g)	0.81	(d)(g)	1.82	(d)(g)	13
Year ended 08/31/11	15.93	0.23	1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(c)(g)	173,129	0.83	(g)	0.84	(g)	1.23	(g)	23
Nine months ended 08/31/10	17.05	0.16	(1.12)	(0.96)	(0.16)	—	(0.16)	15.93	(5.69	)(c)(g)	231,193	0.89	(e)(g)	0.89	(e)(g)	1.21	(e)(g)	23
Year ended 11/30/09	13.76	0.22	3.32	3.54	(0.25)	—	(0.25)	17.05	26.32	(h)(i)	320,577	0.89	(i)	0.89	(i)	1.59	(i)	51
Year ended 11/30/08	22.57	0.32	(7.81)	(7.49)	(0.37)	(0.95)	(1.32)	13.76	(35.09	)(h)(i)	365,277	0.84	(i)	0.84	(i)	1.72	(i)	42
Year ended 11/30/07	22.47	0.34	1.20	1.54	(0.36)	(1.08)	(1.44)	22.57	7.18	(h)(i)	777,590	0.85	(i)	0.85	(i)	1.50	(i)	26

Class C
Six months ended 02/29/12	17.84	0.10	1.78	1.88	(0.07)	—	(0.07)	19.65	10.60	(c)(j)	262,472	1.54	(d)(j)	1.55	(d)(j)	1.08	(d)(j)	13
Year ended 08/31/11	15.91	0.09	1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(c)(j)	258,606	1.57	(j)	1.58	(j)	0.49	(j)	23
Nine months ended 08/31/10	17.03	0.08	(1.12)	(1.04)	(0.08)	—	(0.08)	15.91	(6.13	)(c)	269,051	1.49	(e)	1.49	(e)	0.61	(e)	23
Year ended 11/30/09	13.74	0.12	3.32	3.44	(0.15)	—	(0.15)	17.03	25.36	(i)(k)	316,283	1.62	(i)	1.62	(i)	0.84	(i)	51
Year ended 11/30/08	22.53	0.20	(7.81)	(7.61)	(0.23)	(0.95)	(1.18)	13.74	(35.54	)(i)(k)	301,306	1.51	(i)	1.51	(i)	1.06	(i)	42
Year ended 11/30/07	22.43	0.20	1.21	1.41	(0.23)	(1.08)	(1.31)	22.53	6.53	(i)(k)	591,037	1.48	(i)	1.48	(i)	0.87	(i)	26

Class R
Six months ended 02/29/12	18.02	0.14	1.79	1.93	(0.12)	—	(0.12)	19.83	10.76	(c)	165,517	1.09	(d)	1.10	(d)	1.53	(d)	13
Year ended 08/31/11	16.07	0.19	1.92	2.11	(0.16)	—	(0.16)	18.02	13.08	(c)	147,453	1.08		1.09		0.98		23
Nine months ended 08/31/10	17.19	0.14	(1.11)	(0.97)	(0.15)	—	(0.15)	16.07	(5.72	)(c)	122,188	0.99	(e)	0.99	(e)	1.11	(e)	23
Year ended 11/30/09	13.87	0.18	3.35	3.53	(0.21)	—	(0.21)	17.19	26.00	(l)	107,371	1.13		1.13		1.29		51
Year ended 11/30/08	22.73	0.29	(7.88)	(7.59)	(0.32)	(0.95)	(1.27)	13.87	(35.25	)(l)	78,522	1.04		1.04		1.53		42
Year ended 11/30/07	22.62	0.30	1.22	1.52	(0.33)	(1.08)	(1.41)	22.73	7.03	(l)	140,227	1.02		1.02		1.33		26

Class Y
Six months ended 02/29/12	18.03	0.19	1.78	1.97	(0.16)	—	(0.16)	19.84	11.03	(c)	1,776,085	0.59	(d)	0.60	(d)	2.03	(d)	13
Year ended 08/31/11	16.08	0.28	1.92	2.20	(0.25)	—	(0.25)	18.03	13.64	(c)	1,544,968	0.58		0.59		1.48		23
Nine months ended 08/31/10	17.21	0.21	(1.13)	(0.92)	(0.21)	—	(0.21)	16.08	(5.41	)(c)	1,206,652	0.49	(e)	0.49	(e)	1.61	(e)	23
Year ended 11/30/09	13.88	0.26	3.35	3.61	(0.28)	—	(0.28)	17.21	26.60	(m)	1,095,692	0.63		0.63		1.81		51
Year ended 11/30/08	22.74	0.38	(7.87)	(7.49)	(0.42)	(0.95)	(1.37)	13.88	(34.90	)(m)	844,058	0.54		0.54		2.04		42
Year ended 11/30/07	22.63	0.41	1.23	1.64	(0.45)	(1.08)	(1.53)	22.74	7.57	(m)	1,185,286	0.52		0.52		1.83		26

Institutional Class
Six months ended 02/29/12	18.05	0.20	1.80	2.00	(0.18)	—	(0.18)	19.87	11.17	(c)	465,018	0.44	(d)	0.45	(d)	2.18	(d)	13
Year ended 08/31/11	16.08	0.32	1.92	2.24	(0.27)	—	(0.27)	18.05	13.87	(c)	307,338	0.39		0.40		1.67		23
Nine months ended 08/31/10(n)	16.48	0.05	(0.39)	(0.34)	(0.06)	—	(0.06)	16.08	(2.05	)(c)	41,861	0.45	(e)	0.45	(e)	1.31	(e)	23

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year August 31, 2011, the portfolio calculation excludes the value of securities purchased of $ 138,016,999 and sold of $13,000,923 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,233,487, $158,652, $252,989, $155,160, $1,598,665 and $358,627 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.22%, 0.25% and 0.40% for the six months ended February 29, 2012, the year ended August 31, 2011 and nine months ended August 31, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95% and 0.99% for the six months ended February 29, 2012 and year ended August 31, 2011, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(n)	Commencement date of June 1, 2010.

17        Invesco Van Kampen Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,109.60	$4.41	$1,020.69	$4.22	0.84%

B	1,000.00	1,109.80	4.20	1,020.89	4.02	0.80

C	1,000.00	1,106.00	8.06	1,017.21	7.72	1.54

R	1,000.00	1,107.60	5.71	1,019.44	5.47	1.09

Y	1,000.00	1,110.30	3.10	1,021.93	2.97	0.59

Institutional	1,000.00	1,111.70	2.31	1,022.68	2.21	0.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

18        Invesco Van Kampen Growth and Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-GRI-SAR-1        Invesco Distributors, Inc.

Invesco Van Kampen Pennsylvania
Tax Free Income Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: VKMPX ▪ B: VKPAX ▪ C: VKPCX ▪ Y: VKPYX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Fund Expenses
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.12%

Class B Shares	7.30

Class C Shares	6.71

Class Y Shares	7.24

Barclays Municipal Bond Index▼ (Broad Market Index)	5.67

Barclays Pennsylvania Municipal Index■ (Style-Specific Index)	5.84

Source(s): ▼Lipper Inc.; ■Barclays via FactSet Research Systems Inc.
The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
     The Barclays Pennsylvania Municipal Index tracks the performance of Pennsylvania issued investment grade municipal bonds with maturities greater than 2 years.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

			After Taxes
			on Distributions
	Before	After Taxes on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/1/87)	5.95%	5.93%	5.91%

10 Years	3.70	3.68	3.75

5 Years	2.69	2.68	2.89

1 Year	7.96	7.96	6.67

Class B Shares

Inception (5/3/93)	4.35%	4.33%	4.36%

10 Years	3.68	3.66	3.68

5 Years	3.05	3.04	3.16

1 Year	8.98	8.98	7.39

Class C Shares

Inception (8/13/93)	3.78%	3.77%	3.80%

10 Years	3.46	3.44	3.47

5 Years	2.92	2.92	3.01

1 Year	11.54	11.54	8.80

Class Y Shares

10 Years	4.26%	4.23%	4.26%

5 Years	3.79	3.79	3.87

1 Year	13.67	13.67	10.55

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

			After Taxes
			on Distributions
	Before	After Taxes on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/1/87)	5.85%	5.83%	5.83%

10 Years	3.63	3.61	3.71

5 Years	2.21	2.21	2.49

1 Year	4.58	4.58	4.46

Class B Shares

Inception (5/3/93)	4.20%	4.19%	4.24%

10 Years	3.59	3.57	3.62

5 Years	2.52	2.51	2.72

1 Year	5.07	5.07	4.81

Class C Shares

Inception (8/13/93)	3.63%	3.62%	3.68%

10 Years	3.38	3.36	3.41

5 Years	2.44	2.43	2.60

1 Year	7.92	7.92	6.43

Class Y Shares

10 Years	4.17%	4.15%	4.20%

5 Years	3.30	3.29	3.45

1 Year	10.01	10.01	8.16

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Before tax performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.02%, 1.02%, 1.77% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

3 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
4 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Schedule of Investments

February 29, 2012
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–100.96%
Pennsylvania–89.26%
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/20	$1,750	$1,991,482

Series 2011 A, University RB	5.50%	03/01/31	550	624,558

Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/38	1,000	1,036,930

Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/25	1,600	1,448,160

Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/39	1,250	1,378,625

Allegheny (County of) Industrial Development Authority (AFCO Cargo PIT, LLC); Series 1999, Cargo Facilities Lease RB(b)	6.63%	09/01/24	935	831,505

Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/26	980	986,262

Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,220	1,222,220

Allegheny (County of) Residential Finance Authority; Series 2006 TT, Single Family Mortgage RB (CEP–GNMA)(b)	5.00%	05/01/35	1,110	1,134,853

Allegheny (County of); Series 2008 C-61, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	12/01/33	500	542,710

Allegheny Valley Joint School District; Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	11/01/28	1,500	1,571,895

Beaver (County of); Series 2009, Unlimited Tax GO Notes (INS–AGM)(a)	5.55%	11/15/31	1,390	1,543,790

Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. First Mortgage RB(b)	6.13%	11/01/34	470	432,522

Berks (County of) Municipal Authority (Albright College); Series 2004, RB	5.50%	10/01/18	1,895	1,908,511

Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	01/15/26	1,000	1,135,230

Bucks (County of) Industrial Development Authority (Ann’s Choice, Inc. Facility);
Series 2005 A, Retirement Community RB	6.13%	01/01/25	1,500	1,510,110

Series 2005 A, Retirement Community RB	5.90%	01/01/27	1,000	999,940

Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/37	2,000	1,749,620

Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/41	700	770,238

Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2009, RB (INS–AGC)(a)	6.13%	11/15/39	1,000	1,052,860

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	500	514,880

Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	900	914,292

Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/40	870	877,482

Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/39	750	819,023

Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	1,000	1,004,620

Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/28	1,000	1,011,860

Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/36	2,215	2,435,082

Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Parking RB	6.00%	01/01/25	1,105	907,570

Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS–Radian)(a)	5.75%	07/01/23	220	220,235

Delaware (County of) Authority (Neumann College); Series 2008, College RB	6.25%	10/01/38	225	241,002

Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(a)(b)	5.00%	11/01/38	1,500	1,545,765

Delaware (County of) Industrial Development Authority (Philadelphia Suburban Water); Series 2001, Water Facilities RB (INS–AMBAC)(a)(b)	5.35%	10/01/31	2,500	2,522,625

Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/40	1,000	1,068,400

Delaware Valley Regional Financial Authority;
Series 2002, RB	5.75%	07/01/17	3,535	4,119,194

Series 2002, RB	5.75%	07/01/32	1,000	1,157,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Erie (City of) Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/23	$1,000	$1,034,030

Series 2008, College RB	5.50%	03/15/38	500	526,180

Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,000	1,051,340

Geisinger Authority (Geisinger Health System);
Series 2005 C, VRD Health System RB(c)	0.09%	08/01/28	500	500,000

Series 2011 A-1, Health System RB	5.13%	06/01/41	500	545,350

Series 2011 C, VRD Health System RB(c)	0.08%	06/01/41	1,500	1,500,000

Greensburg Salem School District; Series 2002, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.38%	09/15/17	1,415	1,449,271

Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/40	750	773,393

Lancaster (County of) Hospital Authority (St. Anne’s Home for the Aged, Inc.); Series 1999, Health Center RB	6.60%	04/01/24	1,000	1,000,300

Lehigh (County of) General Purpose Authority (KidsPeace Obligated Group); Series 1998, RB	6.00%	11/01/23	1,760	844,782

Lehigh (County of) General Purpose Authority (St. Luke’s Bethlehem); Series 2003, Hospital RB(d)(e)	5.25%	08/15/13	980	1,050,815

Lehigh (County of) Industrial Development Authority (Lifepath, Inc.); Series 1998, Health Facility RB	6.30%	06/01/28	1,085	981,600

Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/30	750	828,548

Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/39	1,250	1,320,662

Monroe (County of) Hospital Authority (Pocono Medical Center);
Series 2003, RB(d)(e)	6.00%	01/01/14	1,000	1,104,150

Series 2007, RB	5.13%	01/01/37	1,500	1,528,830

Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital); Series 2002 A, Hospital RB	5.13%	06/01/32	2,100	2,129,253

Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2009 A-1, RB	6.25%	11/15/29	1,000	1,117,360

Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/30	1,500	1,654,530

Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB	7.00%	02/01/36	500	500,680

Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care);
Series 2005, Mortgage RB	6.13%	02/01/28	1,100	1,052,040

Series 2005, Mortgage RB	6.25%	02/01/35	250	230,868

Mt. Lebanon Hospital Authority (St. Clair Memorial Hospital); Series 2002 A, RB	5.63%	07/01/32	2,000	2,009,040

Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/33	1,000	1,138,380

Northampton (County of) General Purpose Authority (St. Luke’s Hospital);
Series 2008 A, Hospital RB	5.50%	08/15/35	1,000	1,043,260

Series 2010 C, Hospital RB(d)(f)	4.50%	08/15/16	1,000	1,093,120

Pennsylvania (Sate of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/34	500	538,970

Pennsylvania (State of) Economic Development Financing Authority (Allegheny Energy Supply Co.); Series 2009, RB	7.00%	07/15/39	1,830	2,109,441

Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/32	1,000	1,101,960

Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2005 A, Solid Waste Disposal RB(b)	5.10%	10/01/27	1,300	1,338,350

Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB	6.00%	07/01/43	500	530,215

Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University);
Series 2010 A, RB	5.00%	11/01/34	500	541,455

Series 2010 A, RB	5.00%	11/01/40	500	536,500

Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University);
Series 2002, RB	5.38%	01/01/25	645	658,081

Series 2002, RB	5.50%	01/01/19	355	366,832

Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2005 C, RB(g)	5.00%	07/15/38	4,700	4,950,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB	5.50%	06/01/33	$1,000	$1,097,010

Series 2009 C, Sub. Conv. CAB RB (INS–AGM)(a)(h)	0.00%	06/01/33	2,000	1,955,920

Series 2009 E, Sub. Conv. CAB RB(h)	0.00%	12/01/38	1,435	1,270,032

Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/38	500	544,330

Series 2010 A-2, Motor License Fund Special Conv. CAB RB(h)	0.00%	12/01/34	1,000	899,630

Series 2010 B 2, Conv. CAB RB(h)	0.00%	12/01/30	625	568,013

Series 2010 B 2, Conv. CAB RB(h)	0.00%	12/01/35	500	441,620

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia); Series 2011, RB	5.00%	07/01/41	570	613,337

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB	5.00%	05/15/40	1,500	1,601,310

Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	1,235	1,108,857

Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	700	771,099

Philadelphia (City of) Industrial Development Authority (Please Touch Museum); Series 2006, RB	5.25%	09/01/31	1,250	1,021,325

Philadelphia (City of) Industrial Development Authority; Series 1990, Commercial Development RB(b)	7.75%	12/01/17	2,505	2,508,181

Philadelphia (City of) Municipal Authority (Municipal Services Building Lease);
Series 1990, CAB RB (INS–AGM)(a)(h)	0.00%	03/15/12	3,775	3,774,245

Series 1990, CAB RB (INS–AGM)(a)(h)	0.00%	03/15/13	4,400	4,361,852

Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.25%	08/01/40	1,500	1,561,545

Series 2005 A, Airport RB (INS–NATL)(a)(b)	5.00%	06/15/25	1,000	1,035,390

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/24	1,000	1,149,860

Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/35	1,250	1,371,850

Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/36	500	577,265

Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/23	1,500	1,709,445

Philidelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/42	1,000	1,014,120

Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	1,000	1,103,580

Radnor Township School District; Series 2005 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	02/15/35	1,000	1,087,030

State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	1,000	1,075,990

Susquehanna Area Regional Airport Authority;
Series 2003 A, Airport System RB (INS–AMBAC)(a)(b)	5.50%	01/01/19	2,500	2,514,250

Series 2003 D, Sub. Airport System RB	5.38%	01/01/18	2,340	2,276,609

Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/41	1,000	1,129,110

Upper St. Clair Township School District; Series 2002, Unlimited Tax GO Bonds(d)(e)	5.38%	07/15/12	1,200	1,223,772

Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/30	500	550,310

Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB(f)	5.45%	07/01/35	1,460	1,468,614

Washington (County of);
Series 2002 A, Unlimited Tax GO Bonds(d)(e)	5.13%	09/01/12	350	358,817

Series 2002 A, Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.13%	09/01/27	650	655,935

Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group);
Series 2005 A, Retirement Community RB	5.75%	01/01/26	2,500	2,447,300

Series 2005 A, Retirement Community RB	5.88%	01/01/32	900	855,468

Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/40	850	917,218

				132,532,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–7.41%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.00%	07/01/38	$1,000	$1,078,710

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.25%	07/01/33	1,500	1,588,050

Series 2008 WW, RB	5.50%	07/01/21	1,000	1,131,580

Series 2010 XX, RB	5.75%	07/01/36	1,000	1,097,340

Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(a)	5.50%	07/01/27	600	678,048

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010, Conv. CAB RB(h)	0.00%	08/01/33	1,065	841,669

First Subseries 2010 A, CAB RB(h)	0.00%	08/01/34	3,500	1,053,745

First Subseries 2010 A, CAB RB(h)	0.00%	08/01/35	5,000	1,401,400

First Subseries 2010 A, RB	5.38%	08/01/39	470	508,686

Series 2011 C, RB	5.00%	08/01/40	1,500	1,627,170

				11,006,398

Guam–2.43%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,331,450

Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/40	410	416,142

Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	1,000	1,004,211

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	785	852,549

				3,604,352

Virgin Islands–1.86%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	750	858,720

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	500	527,285

Virgin Islands (Government of) Water & Power Authority; Series 2007 A, Electric System RB	5.00%	07/01/25	1,335	1,375,223

				2,761,228

TOTAL INVESTMENTS(i)–100.96% (Cost $142,200,459)				149,904,097

FLOATING RATE NOTE OBLIGATIONS–(2.11%)
Note with an interest rate of 0.16% at 02/29/12 and contractual maturity of collateral of 07/15/38 (See Note 1L)(j)				(3,135,000)

OTHER ASSETS LESS LIABILITIES–1.15%				1,716,065

NET ASSETS–100.00%				$148,485,162

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(g)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1L.
(h)	Zero coupon bond issued at a discount.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligation.

Entities	Percentage

Assurance Guaranty Municipal Corp.	10.9%

American Municipal Bond Assurance Corp.	5.6

(j)	Floating rate note obligations related to security held. The interest rate shown reflects the rate in effect at February 29, 2012. At February 29, 2012, the Fund’s investment with a value of $4,950,933 are held by Dealer Trusts and serve as collateral for the $3,135,000 in the floating rate note obligations outstanding at that date.

Top Five Fixed Income Issuers

Philadelphia (City of) Municipal Authority (Municipal Services Building Lease)	5.5%

Pennsylvania (State of) Turnpike Commission	4.6

Philadelphia (City of)	3.8

Puerto Rico Sales Tax Financing Corp.	3.7

Delaware Valley Regional Financial Authority	3.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $142,200,459)	$149,904,097

Cash	1,358,419

Receivable for:
Fund shares sold	190,313

Interest	1,633,727

Investment for trustee deferred compensation and retirement plans	7,138

Other assets	280

Total assets	153,093,974

Liabilities:
Floating rate note obligations	3,135,000

Payable for:
Investments purchased	980,020

Fund shares reacquired	193,432

Dividends	190,573

Accrued fees to affiliates	45,496

Accrued other operating expenses	52,579

Trustee deferred compensation and retirement plans	11,712

Total liabilities	4,608,812

Net assets applicable to shares outstanding	$148,485,162

Net assets consist of:
Shares of beneficial interest	$147,916,412

Undistributed net investment income	392,834

Undistributed net realized gain (loss)	(7,527,722)

Unrealized appreciation	7,703,638

$148,485,162

Net Assets:
Class A	$135,108,080

Class B	$2,689,545

Class C	$10,498,140

Class Y	$189,397

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,122,029

Class B	161,338

Class C	630,135

Class Y	11,382

Class A:
Net asset value per share	$16.63

Maximum offering price per share
(Net asset value of $16.63 divided by 95.25%)	$17.46

Class B:
Net asset value and offering price per share	$16.67

Class C:
Net asset value and offering price per share	$16.66

Class Y:
Net asset value and offering price per share	$16.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Interest	$3,839,544

Expenses:
Advisory fees	432,253

Administrative services fees	24,864

Custodian fees	2,726

Distribution fees:

Class A	163,486

Class C	50,021

Interest, facilities and maintenance fees	10,964

Transfer agent fees	37,548

Trustees’ and officers’ fees and benefits	13,327

Other	37,964

Total expenses	773,153

Net investment income	3,066,391

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(246,877)

Change in net unrealized appreciation of investment securities	7,176,767

Net realized and unrealized gain	6,929,890

Net increase in net assets resulting from operations	$9,996,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011
(Unaudited)

	February 29,	August 31,
	2012	2011

Operations:
Net investment income	$3,066,391	$6,469,917

Net realized gain (loss)	(246,877)	(204,374)

Change in net unrealized appreciation (depreciation)	7,176,767	(4,601,295)

Net increase in net assets resulting from operations	9,996,281	1,664,248

Distributions to shareholders from net investment income:
Class A	(2,742,470)	(5,718,833)

Class B	(60,751)	(145,393)

Class C	(171,777)	(361,071)

Class Y	(4,046)	(7,449)

Total distributions from net investment income	(2,979,044)	(6,232,746)

Share transactions–net:
Class A	(1,611,261)	(6,996,668)

Class B	(514,177)	(1,483,029)

Class C	337,360	(1,051,715)

Class Y	1,175	16,165

Net increase (decrease) in net assets resulting from share transactions	(1,786,903)	(9,515,247)

Net increase (decrease) in net assets	5,230,334	(14,083,745)

Net assets:
Beginning of period	143,254,828	157,338,573

End of period (includes undistributed net investment income of $392,834 and $305,487, respectively)	$148,485,162	$143,254,828

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Pennsylvania Tax Free Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income which is exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

12        Invesco Van Kampen Pennsylvania Tax Free Income Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

13        Invesco Van Kampen Pennsylvania Tax Free Income Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.50%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management,

14        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.13%, 1.88%, 1.88% and 0.88% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the six months ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees. Class B distribution fees were reduced by $3,616 during the period.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $5,991 in front-end sales commissions from the sale of Class A shares and $3, $1,866 and $20 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$—	$149,904,097	$—	$149,904,097

15        Invesco Van Kampen Pennsylvania Tax Free Income Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the six months ended February 29, 2012 were $3,135,000 and 0.70%, respectively.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of August 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

August 31, 2016	$7,726	$—	$7,726

August 31, 2017	5,935,990	—	5,935,990

August 31, 2018	1,085,533	—	1,085,533

	$7,029,249	$—	$7,029,249

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $4,974,289 and $9,118,784, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$9,968,387

Aggregate unrealized (depreciation) of investment securities	(2,139,333)

Net unrealized appreciation of investment securities	$7,829,054

Cost of investments for tax purposes is $142,075,043.

16        Invesco Van Kampen Pennsylvania Tax Free Income Fund

NOTE 8—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	141,125	$2,294,212	328,452	$5,195,467

Class B	3,645	58,894	7,253	112,271

Class C	28,705	463,777	85,450	1,346,149

Class Y	—	—	3,213	49,072

Issued as reinvestment of dividends:
Class A	102,459	1,667,780	226,447	3,533,901

Class B	1,992	32,499	5,309	82,803

Class C	6,777	110,435	15,348	240,054

Class Y	72	1,175	106	1,660

Automatic conversion of Class B shares to Class A shares:
Class A	13,868	222,705	61,948	965,762

Class B	(14,839)	(222,705)	(62,106)	(965,762)

Reacquired:
Class A	(357,892)	(5,795,958)	(1,074,556)	(16,691,798)

Class B	(22,512)	(382,865)	(45,831)	(712,341)

Class C	(14,425)	(236,852)	(171,056)	(2,637,918)

Class Y	—	—	(2,268)	(34,567)

Net increase (decrease) in share activity	(111,025)	$(1,786,903)	(622,291)	$(9,515,247)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17        Invesco Van Kampen Pennsylvania Tax Free Income Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Ratio of
												Ratio of		expenses
			Net gains									expenses		to average net
			(losses) on									to average		assets excluding		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		interest,		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		facilities and		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		maintenance		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		fees(b)		net assets		turnover(c)

Class A
Six months ended 02/29/12	$15.85	$0.35	$0.77	$1.12	$(0.34)	$—	$(0.34)	$16.63	7.12	%(d)	$135,108	1.03	%(e)	1.01	%(e)	4.30	%(e)	3%
Year ended 08/31/11	16.29	0.70	(0.47)	0.23	(0.67)	—	(0.67)	15.85	1.58	(d)	130,344	1.02		1.00		4.47		13
Period ended 08/31/10	15.93	0.66	0.38	1.04	(0.68)	—	(0.68)	16.29	6.74	(d)	141,406	1.14	(f)	1.10	(f)	4.54	(f)	15
Year ended 09/30/09	14.76	0.73	1.18	1.91	(0.74)	—	(0.74)	15.93	13.60	(g)	141,191	1.21		1.13		5.05		17
Year ended 09/30/08	16.84	0.72	(2.03)	(1.31)	(0.73)	(0.04)	(0.77)	14.76	(8.02	)(g)	137,435	1.32		1.06		4.43		25
Year ended 09/30/07	17.43	0.70	(0.53)	0.17	(0.68)	(0.08)	(0.76)	16.84	0.95	(g)	160,539	1.44		1.08		4.08		25

Class B
Six months ended 02/29/12	15.86	0.37	0.78	1.15	(0.34)	—	(0.34)	16.67	7.30	(d)(h)	2,690	0.70	(e)	0.68	(e)	4.63	(e)	3
Year ended 08/31/11	16.23	0.70	(0.45)	0.25	(0.62)	—	(0.62)	15.86	1.68	(d)(h)	3,062	1.02	(h)	1.00	(h)	4.47	(h)	13
Period ended 08/31/10	15.89	0.59	0.38	0.97	(0.63)	—	(0.63)	16.23	6.27	(d)(h)	4,682	1.64	(f)(h)	1.60	(f)(h)	4.05	(f)(h)	15
Year ended 09/30/09	14.72	0.68	1.18	1.86	(0.69)	—	(0.69)	15.89	13.21	(i)(j)	5,364	1.57	(j)	1.49	(j)	4.70	(j)	17
Year ended 09/30/08	16.78	0.63	(2.01)	(1.38)	(0.64)	(0.04)	(0.68)	14.72	(8.46	)(i)(j)	6,161	1.81	(j)	1.55	(j)	3.94	(j)	25
Year ended 09/30/07	17.38	0.57	(0.54)	0.03	(0.55)	(0.08)	(0.63)	16.78	0.20	(i)	8,919	2.19		1.83		3.32		25

Class C
Six months ended 02/29/12	15.88	0.29	0.77	1.06	(0.28)	—	(0.28)	16.66	6.71	(d)	10,498	1.78	(e)	1.76	(e)	3.55	(e)	3
Year ended 08/31/11	16.31	0.58	(0.45)	0.13	(0.56)	—	(0.56)	15.88	0.89	(d)	9,670	1.77		1.75		3.72		13
Period ended 08/31/10	15.95	0.55	0.38	0.93	(0.57)	—	(0.57)	16.31	6.01	(d)	11,083	1.89	(f)	1.85	(f)	3.79	(f)	15
Year ended 09/30/09	14.78	0.62	1.18	1.80	(0.63)	—	(0.63)	15.95	12.74	(k)	6,776	1.96		1.89		4.28		17
Year ended 09/30/08	16.86	0.59	(2.02)	(1.43)	(0.61)	(0.04)	(0.65)	14.78	(8.71	)(k)	4,546	2.07		1.81		3.68		25
Year ended 09/30/07	17.45	0.58	(0.54)	0.04	(0.55)	(0.08)	(0.63)	16.86	0.19	(k)	4,793	2.19		1.83		3.33		25

Class Y
Six months ended 02/29/12	15.86	0.37	0.77	1.14	(0.36)	—	(0.36)	16.64	7.24	(d)	189	0.78	(e)	0.76	(e)	4.55	(e)	3
Year ended 08/31/11	16.30	0.74	(0.47)	0.27	(0.71)	—	(0.71)	15.86	1.84	(d)	179	0.77		0.75		4.72		13
Period ended 08/31/10(l)	15.94	0.19	0.36	0.55	(0.19)	—	(0.19)	16.30	3.49	(d)	167	0.85	(f)	0.81	(f)	4.75	(f)	15

(a)	Calculated using average shares outstanding.
(b)	For the years ended September 30, 2009 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $131,718, $2,915, $10,059 and $183 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.74% for the year ended August 31, 2011 and the period ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.

18        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2,3]	(02/29/12)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,071.20	$5.30	$1,019.74	$5.17	1.03%

B	1,000.00	1,073.00	5.31	1,019,74	5.17	1.03

C	1,000.00	1,067.10	9.15	1,016.01	8.92	1.78

Y	1,000.00	1,072.40	4.02	1,020.98	3.92	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.
[3]	The annualized expense ratio for Class B shares has been restated to reflect estimated 12b-1 on-going expenses for the current fiscal year. The annualized expense ratio, the actual expenses paid during the period and the hypothetical expenses paid during the period prior to restatement were 0.70%, $3.61 and $3.52, respectively.

19        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-PTFI-SAR-1	Invesco Distributors, Inc.

Invesco Van Kampen Small Cap Growth Fund
Semiannual Report to Shareholders ▪ February 29, 2012
Nasdaq:
A: VASCX ▪ B: VBSCX ▪ C: VCSCX ▪ Y: VISCX

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 8/31/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.90%

Class B Shares	13.94

Class C Shares	13.55

Class Y Shares	13.98

S&P 500 Index▼ (Broad Market Index)	13.30

Russell 2000 Growth Index▼ (Style-Specific Index)	12.99

Lipper Small-Cap Growth Funds Index▼(Peer Group Index)	12.97

Source(s): ▼Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 2/29/12, including maximum applicable
sales charges

Class A Shares

Inception (11/27/00)	1.69%

10 Years	7.30

5 Years	2.84

1 Year	-5.14

Class B Shares

Inception (11/27/00)	1.68%

10 Years	7.36

5 Years	3.33

1 Year	-4.04

Class C Shares

Inception (11/27/00)	1.46%

10 Years	7.13

5 Years	3.24

1 Year	-1.10

Class Y Shares

Inception (2/2/06)	4.39%

5 Years	4.27

1 Year	0.65

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/27/00)	0.66%

10 Years	5.03

5 Years	0.71

1 Year	-8.73

Class B Shares

Inception (11/27/00)	0.65%

10 Years	5.07

5 Years	1.16

1 Year	-7.53

Class C Shares

Inception (11/27/00)	0.44%

10 Years	4.86

5 Years	1.11

1 Year	-4.80

Class Y Shares

Inception (2/2/06)	2.49%

5 Years	2.12

1 Year	-3.15

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Small Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.42%, 1.44%, 2.10% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

2 Invesco Van Kampen Small Cap Growth Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Throughout 2011, we experienced volatile, challenging markets that presented both opportunities and risks for investors. Based on everything I’ve read, this year could potentially be just as interesting, with continued economic uncertainty and market volatility.
     With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     Regardless of economic conditions and market trends, the Invesco Funds Board of Trustees remains committed to putting your interests first. Throughout 2011, we worked to manage costs, and this remains a continuing focus of your Board. We will continue to oversee the funds with the strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
This report provides important information about your Fund, including its short- and long-term performance. Also, this report includes a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically — and certainly without advance notice — depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     In addition to meeting with your financial adviser regularly to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
3 Invesco Van Kampen Small Cap Growth Fund

Schedule of Investments(a)

February 29, 2012
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.16%
Aerospace & Defense–0.92%
Esterline Technologies Corp.(b)	160,727	$10,439,219

Air Freight & Logistics–0.75%
UTI Worldwide, Inc.	527,630	8,515,948

Airlines–0.80%
Spirit Airlines Inc.(b)	467,806	9,136,251

Alternative Carriers–0.86%
AboveNet, Inc.(b)	140,545	9,776,310

Apparel Retail–2.52%
DSW Inc.–Class A	203,497	11,477,231

Express, Inc.(b)	461,407	10,981,487

Genesco Inc.(b)	92,697	6,316,373

		28,775,091

Apparel, Accessories & Luxury Goods–1.46%
Hanesbrands, Inc.(b)	346,859	9,965,259

Under Armour, Inc.–Class A(b)(c)	75,156	6,706,922

		16,672,181

Application Software–7.40%
Aspen Technology, Inc.(b)	544,784	11,200,759

Bottomline Technologies, Inc.(b)	268,606	7,547,829

BroadSoft Inc.(b)(c)	212,759	7,738,045

Cadence Design Systems, Inc.(b)	624,325	7,348,305

Compuware Corp.(b)	1,124,999	10,136,241

Guidewire Software Inc.(b)(c)	108,304	2,449,836

Informatica Corp.(b)	167,282	8,223,583

Parametric Technology Corp.(b)	446,445	11,920,082

Solarwinds, Inc.(b)(c)	231,669	8,631,987

Taleo Corp.–Class A(b)	201,628	9,238,595

		84,435,262

Asset Management & Custody Banks–0.85%
Affiliated Managers Group, Inc.(b)	90,793	9,659,467

Auto Parts & Equipment–1.42%
Modine Manufacturing Co.(b)	649,255	5,895,235

TRW Automotive Holdings Corp.(b)	226,504	10,360,293

		16,255,528

Automotive Retail–0.79%
Asbury Automotive Group Inc.(b)(c)	347,366	9,007,200

Biotechnology–3.81%
Amarin Corp. PLC–ADR (United Kingdom)(b)(c)	463,235	3,590,071

BioMarin Pharmaceutical Inc.(b)(c)	303,403	10,846,657

Cubist Pharmaceuticals, Inc.(b)(c)	245,889	10,538,803

Incyte Corp.(b)(c)	398,910	6,765,514

Onyx Pharmaceuticals, Inc.(b)	143,505	5,499,112

United Therapeutics Corp.(b)	131,199	6,262,128

		43,502,285

Building Products–0.75%
Owens Corning Inc.(b)	269,550	8,531,257

Commodity Chemicals–0.23%
Koppers Holdings, Inc.	69,190	2,603,620

Communications Equipment–1.09%
Aruba Networks Inc.(b)(c)	125,021	2,699,203

NETGEAR, Inc.(b)	230,292	8,652,071

Ubiquiti Networks Inc.(b)(c)	40,465	1,063,420

		12,414,694

Construction & Engineering–0.70%
MasTec Inc.(b)(c)	453,895	7,984,013

Construction & Farm Machinery & Heavy Trucks–1.43%
AGCO Corp.(b)	175,986	9,086,157

WABCO Holdings Inc.(b)	121,938	7,254,092

		16,340,249

Construction Materials–0.85%
Eagle Materials Inc.	309,659	9,717,099

Data Processing & Outsourced Services–2.42%
Cardtronics, Inc.(b)	376,926	10,022,462

VeriFone Systems, Inc.(b)(c)	238,878	11,439,868

Wright Express Corp.(b)	99,342	6,147,283

		27,609,613

Diversified Chemicals–1.08%
Solutia Inc.	439,243	12,347,121

Electric Utilities–0.51%
ITC Holdings Corp.	77,669	5,862,456

Electrical Components & Equipment–1.48%
Belden Inc.	142,580	5,627,633

Regal-Beloit Corp.(c)	167,369	11,297,407

		16,925,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Van Kampen Small Cap Growth Fund

	Shares	Value

Electronic Equipment & Instruments–0.66%
Cognex Corp.	175,455	$7,481,401

Environmental & Facilities Services–1.36%
Progressive Waste Solutions Ltd. (Canada)(c)	265,616	5,439,816

Waste Connections Inc.	308,187	10,022,241

		15,462,057

Fertilizers & Agricultural Chemicals–0.67%
Intrepid Potash, Inc.(b)(c)	303,556	7,676,931

Footwear–1.24%
Crocs, Inc.(b)	223,423	4,390,262

Steven Madden, Ltd.(b)	227,286	9,814,209

		14,204,471

Health Care Distributors–0.64%
PSS World Medical, Inc.(b)(c)	301,315	7,300,862

Health Care Equipment–5.16%
Arthrocare Corp.(b)	170,937	4,461,456

DexCom Inc.(b)(c)	257,878	2,782,504

HeartWare International Inc.(b)(c)	83,245	6,098,529

Hill-Rom Holdings, Inc.	224,778	7,635,709

Insulet Corp.(b)(c)	389,285	7,676,700

Masimo Corp.(b)	270,388	5,894,458

Sirona Dental Systems, Inc.(b)	164,645	8,215,785

Thoratec Corp.(b)	188,039	6,487,345

Volcano Corp.(b)(c)	346,259	9,705,640

		58,958,126

Health Care Facilities–0.73%
Health Management Associates Inc.–Class A(b)	1,135,233	8,378,020

Health Care Services–3.42%
Catalyst Health Solutions, Inc.(b)	174,144	10,800,411

HMS Holdings Corp.(b)(c)	299,520	9,650,535

Mednax, Inc.(b)(c)	133,565	9,935,900

Team Health Holdings, Inc.(b)(c)	400,906	8,695,651

		39,082,497

Health Care Supplies–0.83%
Align Technology, Inc.(b)	148,950	3,814,610

Meridian Bioscience, Inc.(c)	315,816	5,691,004

		9,505,614

Health Care Technology–0.85%
Allscripts Healthcare Solutions, Inc.(b)	502,056	9,699,722

Homebuilding–0.86%
PulteGroup Inc.(b)(c)	1,111,814	9,806,199

Housewares & Specialties–1.11%
Jarden Corp.(c)	360,286	12,707,287

Industrial Machinery–1.60%
Actuant Corp.–Class A	438,148	12,342,629

IDEX Corp.	141,943	5,933,218

		18,275,847

Internet Software & Services–2.90%
comScore Inc.(b)(c)	247,322	5,438,611

j2 Global, Inc.(c)	199,610	5,902,468

LogMeIn, Inc.(b)	152,992	5,639,285

NIC Inc.	467,348	5,650,237

ValueClick, Inc.(b)(c)	503,774	10,478,499

		33,109,100

Investment Banking & Brokerage–0.84%
Stifel Financial Corp.(b)(c)	254,977	9,569,287

Investment Companies–Exchange Traded Funds–4.09%
iShares Russell 2000 Growth Index Fund	374,600	35,066,306

iShares Russell 2000 Index Fund(c)	143,000	11,581,570

		46,647,876

IT Consulting & Other Services–0.47%
MAXIMUS, Inc.	129,035	5,382,050

Leisure Products–0.72%
Polaris Industries Inc.(c)	124,669	8,235,634

Managed Health Care–0.64%
Health Net Inc.(b)	192,916	7,280,650

Metal & Glass Containers–0.70%
Greif Inc.–Class A	155,270	7,951,377

Movies & Entertainment–0.90%
Cinemark Holdings, Inc.	492,639	10,306,008

Office Services & Supplies–1.22%
Interface, Inc.–Class A	463,372	5,676,307

Steelcase Inc.–Class A	944,375	8,291,612

		13,967,919

Oil & Gas Drilling–0.89%
Atwood Oceanics, Inc.(b)(c)	213,135	10,136,701

Oil & Gas Equipment & Services–2.44%
Key Energy Services, Inc.(b)	526,868	8,988,368

Oil States International, Inc.(b)	123,186	10,005,167

Superior Energy Services, Inc.(b)(c)	301,247	8,838,587

		27,832,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Small Cap Growth Fund

	Shares	Value

Oil & Gas Exploration & Production–3.42%
Berry Petroleum Co.–Class A	110,720	$5,974,451

Gulfport Energy Corp.(b)	261,798	8,801,649

Oasis Petroleum Inc.(b)(c)	238,365	7,644,365

Rosetta Resources, Inc.(b)	185,067	9,445,820

Swift Energy Co.(b)(c)	238,435	7,160,203

		39,026,488

Packaged Foods & Meats–0.80%
B&G Foods Inc.	394,236	9,177,814

Paper Packaging–0.66%
Packaging Corp. of America	255,518	7,573,554

Personal Products–0.65%
Elizabeth Arden, Inc.(b)	198,376	7,369,668

Pharmaceuticals–1.34%
Medicis Pharmaceutical Corp.–Class A	285,618	9,979,493

Salix Pharmaceuticals, Ltd.(b)	107,835	5,318,422

		15,297,915

Property & Casualty Insurance–0.90%
ProAssurance Corp.	117,336	10,297,407

Regional Banks–2.03%
BBCN Bancorp, Inc.(b)	556,216	5,701,214

Signature Bank(b)	128,260	7,613,514

SVB Financial Group(b)(c)	166,476	9,868,697

		23,183,425

Research & Consulting Services–0.61%
Acacia Research(b)	176,021	6,952,830

Restaurants–1.20%
BJ’s Restaurants Inc.(b)	120,543	5,984,960

Bravo Brio Restaurant Group Inc.(b)(c)	399,992	7,711,846

		13,696,806

Semiconductor Equipment–1.89%
Cymer, Inc.(b)(c)	117,177	5,387,798

Nanometrics Inc.(b)(c)	119,458	2,096,488

Teradyne, Inc.(b)	854,469	14,030,381

		21,514,667

Semiconductors–4.01%
Cypress Semiconductor Corp.(b)	384,725	6,636,506

Lattice Semiconductor Corp.(b)	1,464,005	9,647,793

Microsemi Corp.(b)(c)	485,649	10,159,777

Semtech Corp.(b)(c)	370,686	10,642,395

Volterra Semiconductor Corp.(b)	284,058	8,729,103

		45,815,574

Specialty Chemicals–1.74%
Cytec Industries Inc.	185,595	11,035,479

Rockwood Holdings Inc.(b)	166,093	8,844,452

		19,879,931

Specialty Stores–1.84%
Signet Jewelers Ltd. (Bermuda)	114,313	5,361,280

Tractor Supply Co.	117,903	10,077,169

Vitamin Shoppe, Inc.(b)(c)	132,148	5,607,040

		21,045,489

Systems Software–3.82%
Ariba Inc.(b)	266,526	8,387,573

CommVault Systems, Inc.(b)	177,865	9,172,498

Fortinet Inc.(b)	231,780	6,269,649

Imperva Inc.(b)	62,765	2,325,443

MICROS Systems, Inc.(b)	184,737	9,593,393

Rovi Corp.(b)	222,709	7,901,715

		43,650,271

Tires & Rubber–0.71%
Cooper Tire & Rubber Co.	491,060	8,151,596

Trading Companies & Distributors–1.91%
United Rentals, Inc.(b)(c)	211,204	8,802,983

WESCO International, Inc.(b)	207,487	13,048,857

		21,851,840

Trucking–1.57%
Landstar System, Inc.	174,329	9,424,226

Werner Enterprises, Inc.	351,349	8,509,673

		17,933,899

Total Common Stocks & Other Equity Interests (Cost $887,701,923)		1,097,886,836

Money Market Funds–5.13%
Liquid Assets Portfolio–Institutional Class(d)	29,268,240	29,268,240

Premier Portfolio–Institutional Class(d)	29,268,241	29,268,241

Total Money Market Funds (Cost $58,536,481)		58,536,481

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–101.29% (Cost $946,238,404)		1,156,423,317

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–20.78%
Liquid Assets Portfolio–Institutional Class (Cost $237,201,352)(d)(e)	237,201,352	237,201,352

TOTAL INVESTMENTS–122.07% (Cost $1,183,439,756)		1,393,624,669

OTHER ASSETS LESS LIABILITIES–(22.07)%		(251,949,093)

NET ASSETS–100.00%		$1,141,675,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Small Cap Growth Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at February 29, 2012.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Portfolio Composition

By sector, based on Net Assets
as of February 29, 2012

Information Technology	23.8%

Health Care	17.4

Consumer Discretionary	15.4

Industrials	14.5

Financials	9.6

Energy	6.7

Materials	5.9

Consumer Staples	1.5

Telecommunication Services	0.9

Utilities	0.5

Money Market Funds Plus Other Assets Less Liabilities	3.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Small Cap Growth Fund

Statement of Assets and Liabilities

February 29, 2012
(Unaudited)

Assets:
Investments, at value (Cost $887,701,923)	$1,097,886,836

Investments in affiliated money market funds, at value and cost	295,737,833

Total investments, at value (Cost $1,183,439,756)	1,393,624,669

Receivable for:
Investments sold	8,162,605

Fund shares sold	4,676,846

Dividends	320,767

Fund expenses absorbed	218,953

Investment for trustee deferred compensation and retirement plans	12,135

Other assets	38,427

Total assets	1,407,054,402

Liabilities:
Payable for:
Investments purchased	22,447,460

Fund shares reacquired	4,131,804

Collateral upon return of securities loaned	237,201,352

Accrued fees to affiliates	1,313,195

Accrued other operating expenses	235,994

Trustee deferred compensation and retirement plans	49,021

Total liabilities	265,378,826

Net assets applicable to shares outstanding	$1,141,675,576

Net assets consist of:
Shares of beneficial interest	$935,953,873

Undistributed net investment income (loss)	(3,917,963)

Undistributed net realized gain (loss)	(545,247)

Unrealized appreciation	210,184,913

$1,141,675,576

Net Assets:
Class A	$850,757,819

Class B	$16,182,965

Class C	$51,837,005

Class Y	$222,897,787

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	78,717,746

Class B	1,610,744

Class C	5,279,734

Class Y	20,256,652

Class A:
Net asset value per share	$10.81

Maximum offering price per share
(Net asset value of $10.81 divided by 94.50%)	$11.44

Class B:
Net asset value and offering price per share	$10.05

Class C:
Net asset value and offering price per share	$9.82

Class Y:
Net asset value and offering price per share	$11.00

*	At February 29, 2012, securities with an aggregate value of $203,642,071 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Small Cap Growth Fund

Statement of Operations

For the six months ended February 29, 2012
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $12,610)	$2,970,114

Dividends from affiliated money market funds (includes securities lending income of $400,000)	451,265

Total investment income	3,421,379

Expenses:
Advisory fees	4,171,490

Administrative services fees	139,727

Custodian fees	16,122

Distribution fees:

Class A	1,003,455

Class B	19,394

Class C	244,247

Transfer agent fees	1,919,779

Trustees’ and officers’ fees and benefits	43,323

Other	274,857

Total expenses	7,832,394

Less: Fees waived and expense offset arrangement(s)	(509,555)

Net expenses	7,322,839

Net investment income (loss)	(3,901,460)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $147,089)	4,060,247

Change in net unrealized appreciation of investment securities	143,718,937

Net realized and unrealized gain	147,779,184

Net increase in net assets resulting from operations	$143,877,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Small Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended February 29, 2012 and the year ended August 31, 2011.
(Unaudited)

	Six months
	ended	Year ended
	February 29,	August 31,
	2012	2011

Operations:
Net investment income (loss)	$(3,901,460)	$(12,418,666)

Net realized gain	4,060,247	156,490,689

Change in net unrealized appreciation	143,718,937	61,326,821

Net increase in net assets resulting from operations	143,877,724	205,398,844

Distributions to shareholders from net realized gains:
Class A	(81,968,048)	—

Class B	(1,718,916)	—

Class C	(5,413,962)	—

Class Y	(21,572,101)	—

Total distributions from net realized gains	(110,673,027)	—

Share transactions–net:
Class A	4,455,266	(15,344,006)

Class B	(1,049,033)	(6,818,997)

Class C	(169,717)	(13,825,956)

Class Y	(17,342,722)	(10,814,267)

Net increase (decrease) in net assets resulting from share transactions	(14,106,206)	(46,803,226)

Net increase in net assets	19,098,491	158,595,618

Net assets:
Beginning of period	1,122,577,085	963,981,467

End of period (includes undistributed net investment income (loss) of $(3,917,963) and $(16,503), respectively)	$1,141,675,576	$1,122,577,085

Notes to Financial Statements

February 29, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Small Cap Growth Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

10        Invesco Van Kampen Small Cap Growth Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

11        Invesco Van Kampen Small Cap Growth Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.80%

Next $500 million	0.75%

Over $1.0 billion	0.70%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.38%, 2.13%, 2.13% and 1.13%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

12        Invesco Van Kampen Small Cap Growth Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the six months ended February 29, 2012, the Adviser waived advisory fees of $508,859.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 29, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the six months ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 29, 2012, IDI advised the Fund that IDI retained $16,404 in front-end sales commissions from the sale of Class A shares and $193, $8,027 and $1,009 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,393,624,669	$—	$—	$1,393,624,669

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended February 29, 2012, the Fund engaged in securities sales of $1,522,332, which resulted in net realized gains of $147,089.

13        Invesco Van Kampen Small Cap Growth Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $696.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 29, 2012, the Fund did not pay any legal fees for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  The Fund did not have a capital loss carryforward as of August 31, 2011.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 29, 2012 was $384,942,358 and $475,041,727, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$227,615,053

Aggregate unrealized (depreciation) of investment securities	(21,995,272)

Net unrealized appreciation of investment securities	$205,619,781

Cost of investments for tax purposes is $1,188,004,888.

14        Invesco Van Kampen Small Cap Growth Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Year ended
	February 29, 2012(a)		August 31, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	9,105,804	$93,504,332	27,335,662	$305,615,460

Class B	25,126	241,555	121,453	1,227,517

Class C	208,684	1,984,838	732,345	7,621,915

Class Y	2,513,247	26,380,303	9,655,115	109,865,214

Issued as reinvestment of dividends:
Class A	8,188,780	79,758,715	—	—

Class B	175,506	1,588,334	—	—

Class C	584,164	5,175,695	—	—

Class Y	2,008,021	19,899,485	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	136,537	1,418,025	280,405	3,196,083

Class B	(142,456)	(1,418,025)	(299,369)	(3,196,083)

Reacquired:(b)
Class A	(16,462,572)	(170,225,806)	(29,021,472)	(324,155,549)

Class B	(156,927)	(1,460,897)	(464,581)	(4,850,431)

Class C	(779,030)	(7,330,250)	(2,092,933)	(21,447,871)

Class Y	(6,046,433)	(63,622,510)	(10,441,601)	(120,679,481)

Net increase (decrease) in share activity	(641,549)	$(14,106,206)	(4,194,976)	$(46,803,226)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $12,221 and $34,933 allocated among the classes based on relative net assets of each class for the six months ended February 29, 2012 and the year ended August 31, 2011, respectively.

15        Invesco Van Kampen Small Cap Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
			Net gains							expenses		expenses
			(losses) on							to average		to average net		Ratio of net
	Net asset	Net	securities		Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period(b)	return		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 02/29/12	$10.56	$(0.04)	$1.39	$1.35	$(1.10)	$10.81	13.90	%(d)	$850,758	1.37	%(e)	1.46	%(e)	(0.74	)%(e)	38%
Year ended 08/31/11	8.74	(0.11)	1.93	1.82	—	10.56	20.82	(d)	820,988	1.38		1.42		(1.01)		114
Five months ended 08/31/10	9.62	(0.04)	(0.84)	(0.88)	—	8.74	(9.15	)(d)	691,456	1.34	(f)	1.34	(f)	(1.04	)(f)	63
Year ended 03/31/10	6.93	(0.09)	2.78	2.69	—	9.62	38.82	(g)	748,998	1.39		1.39		(1.04)		234
Year ended 03/31/09	10.15	(0.09)	(3.13)	(3.22)	—	6.93	(31.72	)(g)	402,611	1.40		1.40		(1.00)		219
Year ended 03/31/08	10.70	(0.10)	0.29	0.19	(0.74)	10.15	0.79	(g)	317,560	1.38		1.38		(0.92)		194
Year ended 03/31/07	10.80	(0.09)	(0.01)	(0.10)	—	10.70	(0.83	)(g)	226,581	1.47		1.47		(0.92)		321

Class B
Six months ended 02/29/12	9.89	(0.03)	1.29	1.26	(1.10)	10.05	13.94	(d)(h)	16,183	1.36	(e)(h)	1.45	(e)(h)	(0.73	)(e)(h)	38
Year ended 08/31/11	8.18	(0.11)	1.82	1.71	—	9.89	20.90	(d)(h)	16,910	1.40	(h)	1.44	(h)	(1.03	)(h)	114
Five months ended 08/31/10	9.03	(0.05)	(0.80)	(0.85)	—	8.18	(9.41	)(d)(h)	19,249	1.63	(f)(h)	1.63	(f)(h)	(1.33	)(f)(h)	63
Year ended 03/31/10	6.51	(0.09)	2.61	2.52	—	9.03	38.71	(i)(j)	23,169	1.53	(j)	1.53	(j)	(1.19	)(j)	234
Year ended 03/31/09	9.59	(0.14)	(2.94)	(3.08)	—	6.51	(32.12	)(i)(j)	22,044	2.04	(j)	2.04	(j)	(1.65	)(j)	219
Year ended 03/31/08	10.22	(0.18)	0.29	0.11	(0.74)	9.59	0.03	(i)	42,722	2.14		2.14		(1.68)		194
Year ended 03/31/07	10.39	(0.16)	(0.01)	(0.17)	—	10.22	(1.64	)(i)	50,593	2.22		2.22		(1.68)		321

Class C
Six months ended 02/29/12	9.73	(0.07)	1.26	1.19	(1.10)	9.82	13.43	(d)	51,837	2.12	(e)	2.21	(e)	(1.49	)(e)	38
Year ended 08/31/11	8.10	(0.17)	1.80	1.63	—	9.73	20.12	(d)(k)	51,212	2.06	(k)	2.10	(k)	(1.69	)(k)	114
Five months ended 08/31/10	8.95	(0.07)	(0.78)	(0.85)	—	8.10	(9.50	)(d)	53,673	2.09	(f)	2.09	(f)	(1.79	)(f)	63
Year ended 03/31/10	6.50	(0.14)	2.59	2.45	—	8.95	37.69	(l)	62,523	2.14		2.14		(1.79)		234
Year ended 03/31/09	9.58	(0.14)	(2.94)	(3.08)	—	6.50	(32.15	)(l)	39,064	2.14		2.14		(1.75)		219
Year ended 03/31/08	10.21	(0.18)	0.29	0.11	(0.74)	9.58	0.03	(l)	42,395	2.14		2.14		(1.67)		194
Year ended 03/31/07	10.38	(0.16)	(0.01)	(0.17)	—	10.21	(1.64	)(l)	31,672	2.22		2.22		(1.68)		321

Class Y(m)
Six months ended 02/29/12	10.72	(0.03)	1.41	1.38	(1.10)	11.00	13.98	(d)	222,898	1.12	(e)	1.21	(e)	(0.49	)(e)	38
Year ended 08/31/11	8.84	(0.09)	1.97	1.88	—	10.72	21.27	(d)	233,467	1.13		1.17		(0.76)		114
Five months ended 08/31/10	9.73	(0.03)	(0.86)	(0.89)	—	8.84	(9.15	)(d)	199,603	1.09	(f)	1.09	(f)	(0.80	)(f)	63
Year ended 03/31/10	6.99	(0.06)	2.80	2.74	—	9.73	39.20	(n)	267,593	1.14		1.14		(0.76)		234
Year ended 03/31/09	10.20	(0.07)	(3.14)	(3.21)	—	6.99	(31.47	)(n)	91,594	1.15		1.15		(0.75)		219
Year ended 03/31/08	10.74	(0.07)	0.27	0.20	(0.74)	10.20	0.88	(n)	81,038	1.14		1.14		(0.63)		194
Year ended 03/31/07	10.80	(0.07)	0.01	(0.06)	—	10.74	(0.56	)(n)	15,477	1.22		1.22		(0.67)		321

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $807,175, $15,929, $49,145, and $219,012 for Class A, Class B, Class C, and Class Y Class shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24%, 0.27% and 0.54% for the six months ended February 29, 2012, the year ended August 31, 2011 and the five months ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fess of less than 1%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% for the year ended August 31, 2011.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y Shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16        Invesco Van Kampen Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,139.00	$7.29	$1,018.05	$6.87	1.37%

B	1,000.00	1,139.40	7.26	1,018.08	6.85	1.37

C	1,000.00	1,135.50	11.26	1,014.32	10.62	2.12

Y	1,000.00	1,139.80	5.96	1,019.29	5.62	1.12

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17        Invesco Van Kampen Small Cap Growth Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-SCG-SAR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	May 7, 2012

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	May 7, 2012

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.